As filed with the Securities and Exchange Commission on July 6, 2018

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811- 21715

NEUBERGER BERMAN ALTERNATIVE FUNDS
 (Exact name of registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of principal executive offices – Zip Code)

Registrant’s telephone number, including area code: (212) 476-8800

Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman Alternative Funds
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
 New York, New York 10104-0002

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and addresses of agents for service)

Date of fiscal year end: October 31

Date of reporting period: April 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

Following are copies of the semi-annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Alternative and Multi-Asset Class Funds

Institutional Class Shares
Class A Shares
Class C Shares
Class R6 Shares

Global Allocation Fund

Hedged Option Premium Strategy Fund

Long Short Fund

Long Short Credit Fund

Multi-Asset Income Fund

Risk Balanced Commodity Strategy Fund

U.S. Equity Index PutWrite Strategy Fund

Semi-Annual Report

April 30, 2018

Contents

THE FUNDS
President's Letter	1
PORTFOLIO COMMENTARY
Global Allocation Fund	2
Hedged Option Premium Strategy Fund	4
Long Short Fund	7
Long Short Credit Fund	9
Multi-Asset Income Fund	11
Risk Balanced Commodity Strategy Fund	13
U.S. Equity Index PutWrite Strategy Fund	15
FUND EXPENSE INFORMATION	21
SCHEDULE OF INVESTMENTS
Global Allocation Fund	23
Positions by Industry	30
Hedged Option Premium Strategy Fund	43
Long Short Fund	48
Long Short Credit Fund	62
Multi-Asset Income Fund	75
Risk Balanced Commodity Strategy Fund	96
U.S. Equity Index PutWrite Strategy Fund	103
FINANCIAL STATEMENTS	106
FINANCIAL HIGHLIGHTS (ALL CLASSES)/ PER SHARE DATA
Global Allocation Fund	158
Hedged Option Premium Strategy Fund	160
Long Short Fund	162
Long Short Credit Fund	164
Multi-Asset Income Fund	166
Risk Balanced Commodity Strategy Fund	168
U.S. Equity Index PutWrite Strategy Fund	170

Directory	176
Proxy Voting Policies and Procedures	177
Quarterly Portfolio Schedule	177

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2018 Neuberger Berman BD LLC, distributor. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this semi-annual shareholder report for Neuberger Berman Alternative and Multi-Asset Class Funds.

The global financial market generated mixed results over the six months ended April 30, 2018. Global equities posted strong returns over the first half of the reporting period, as corporate profits often exceeded expectations. In the U.S., investors viewed the December 2017 tax reform bill in a positive light, feeling it could further fuel the economy and corporate profits. However, a portion of those gains were lost in February and March 2018. This was partially due to concerns that the U.S. Federal Reserve (Fed) may raise interest rates more aggressively than previously anticipated. Fears of a global trade war also negatively impacted investor sentiment.

Meanwhile, the U.S. fixed income market generated weak results over the reporting period. In the U.S., yields moved higher as the Fed raised interest rates twice and started to reduce its balance sheet in a measured fashion. Elsewhere, central banks in developed countries outside the U.S. largely maintained their accommodative monetary policies. However, the European Central Bank, among others, indicated they may begin reducing policy accommodation later this year or in 2019.

All told, the U.S. equity market, as measured by the S&P 500® Index, gained 3.82% over the reporting period. International developed and emerging market equities also posted positive results. Meanwhile, the overall U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, declined 1.87% during the period. Finally, inflation was fairly well contained over the period.

Looking ahead, we believe a structural shift to higher interest rates and an uptick in inflation may be occurring. Whether now or in the future, we believe that global central banks are more likely to raise rates, curtail asset purchases and shrink their balance sheets—an important reversal from years of highly accommodative policy to which markets have grown accustomed. Should inflation expectations increase, we anticipate that market volatility is likely to remain elevated relative to its record-low recent history. From an investment perspective, we have high conviction in our portfolio managers and continue to believe their portfolios are well positioned.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

Global Allocation Fund Commentary (Unaudited)

Neuberger Berman Global Allocation Fund Institutional Class generated a 1.99% total return for the six month period ended April 30, 2018, underperforming its benchmark, a custom blend consisting of 60% MSCI All Country World Index (Net) and 40% Bloomberg Barclays Global Aggregate Index (the Index), which provided a 2.67% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Global equities posted gains over the six month reporting period, extending the 2017 rally into the new year. Despite an improving global macroeconomic backdrop, the threat of rising inflation and the possibility of faster rate hikes by the U.S. Federal Reserve spooked global markets, which triggered a sharp sell-off in the first half of February. Although a v-shaped recovery in global markets ensued, rising interest rates and inflation expectations led to higher volatility and a more challenging environment for markets. The rise of anti-globalization rhetoric by the U.S. presidential administration through proposed tariffs, and the resulting threats of retaliation, sparked a wave of uncertainty across global trade relations. Despite the limited impact of the proposed actions within the context of total global trade and the overall GDP of the U.S. and China, broad concerns have overshadowed a positive global macroeconomic backdrop and healthy earnings growth projections. Fixed income sub-sectors struggled over the six month period ending April 30, 2018, in part due to higher Treasury yields as well as weaker credit markets.

Over the period, the Fund's allocations to equities and opportunistic investments added value, particularly non-U.S. developed market equity exposure. Within opportunistic investments, exposure to diversified commodities and systematic tactical asset allocation provided uncorrelated sources of return. The Fund was challenged in fixed income, particularly U.S. government agency mortgage-backed securities, and also posted losses from its strategy of selling (writing) put and call option spreads on U.S. equity indices.

Following the volatility of early February, we added to our options writing allocations in order to take advantage of the significantly higher premiums associated with the VIX at elevated levels. We increased the allocations to U.S. Treasury Inflation-Protected Securities and commodities, in line with our view that inflation will accelerate.

The Fund's aggregate use of futures, forward foreign currency, swap and option contracts contributed to performance during the reporting period.

Despite the challenges of the first quarter, we think global markets continue to be characterized by moderate growth, increasing inflation, and still-accommodative monetary policy, but are now within a more fragile overall economic regime and are facing increasing challenges from short-term volatility. We believe the strong fundamental underpinnings and economic momentum will carry through the first half of calendar 2018; consequently, we reiterate our bias towards equities, particularly non-U.S. equities, where we added exposure in early calendar Q2 2018. Within fixed income, we have increased exposure to interest rate duration given the recent rise in yields, but remain shorter-than-benchmark in our positioning. We are becoming cautious on credit markets, but maintain a constructive view on credit globally, despite the return of volatility.

We continue to believe that a flexible, multi-dimensional approach to a diversified portfolio is prudent. Our multi-asset class approach seeks to offer a global go-anywhere strategy that is complemented with uncorrelated sources of return and a risk framework at both the security and portfolio level, in addition to independent firm oversight.

Sincerely,

ERIK KNUTZEN, BRAD TANK AND AJAY JAIN
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Allocation Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NGLIX
Class A	NGLAX
Class C	NGLCX

PERFORMANCE HIGHLIGHTS3

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2018
	Date	04/30/2018	1 Year	5 Year	Life of Fund
At NAV
Institutional Class	12/29/2010	1.99%	10.06%	4.44%	6.15%
Class A	12/29/2010	1.75%	9.68%	4.06%	5.77%
Class C	12/29/2010	1.39%	8.86%	3.29%	4.99%
With Sales Charge
Class A		–4.06%	3.39%	2.83%	4.92%
Class C		0.42%	7.86%	3.29%	4.99%
Index
60% MSCI All Country World Index (Net) and 40% Bloomberg Barclays Global Aggregate Index[1,2]		2.67%	10.11%	5.69%	5.97%
MSCI All Country World Index (Net)[1,2]		3.56%	14.16%	8.80%	8.40%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 4.03%, 4.53% and 5.27% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratios were 0.93%, 1.32% and 2.06% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Hedged Option Premium Strategy Fund Commentary (Unaudited)

Neuberger Berman Hedged Option Premium Strategy Fund Institutional Class generated a total return of –3.52% for the six month period ending April 30, 2018, underperforming its primary benchmark, the CBOE S&P 500® Iron Condor Index (the Index), which generated a total return of –1.15% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The Fund pursues an absolute return objective and is intended to experience limited correlation to broader equity markets. The Fund seeks to achieve its goal primarily through a strategy of selling (writing) put and call option spreads on U.S. indices, including the S&P 500® Index and the Russell 2000® Index, on exchange traded funds ("ETFs") or on equity securities, and through investments in fixed income instruments. The Fund attempts to generate returns through the receipt of premiums from selling put and call option spreads, as well as through investments in fixed income instruments. Collectively, these strategies are intended to reduce volatility relative to what it would be if the Fund held the underlying reference asset (e.g., the underlying index, ETF or security) on which the options are written. In an effort to diversify exposures and limit volatility, the Fund will sell put and call option spreads at varying strike prices and with varying expiration dates on various reference assets.

The Fund's fixed income collateral holdings of short-term U.S. Treasuries detracted modestly from returns as short-term U.S. Treasury bond yields increased over the period, with the two-year U.S. Treasury yield rising roughly 90 basis points to 2.49%.

After ending calendar year 2017 at near record low levels, many investors wondered how long it would be before the CBOE S&P 500 Volatility Index (VIX) would undergo one of its characteristic 'spikes'. It was never a question of 'if', only 'when', and we now know the 'when' was February 5th, 2018. On that day, the S&P 500 fell –4.10% and the VIX surged 116% from 17.3 to 37.3. If we include the prior Friday, February 2nd, the aggregate jump in VIX was 177% and the S&P 500 decline was –6.1% over two trading days. Yet, despite the catastrophic failure of a few volatility products and increased general investor agita, the S&P 500 ended the first quarter of 2018 down a modest –0.76% while remaining up 3.82% for the semi-annual fiscal period and up 13.27% for the last 12 months. The investment industry likes to assign catchy names to market events, e.g., "vol-pocalypse" or "vol-mageddon," and act as though these events are market aberrations. However, we believe these are inherent risks in volatility markets that can only be managed and never fully avoided.

We believe that the Fund's underperformance relative to the Index for the period has been largely due to our process of diversifying and rebalancing option exposures consistently over time in an effort to reduce the variability and limit path dependence of the Fund's passive benchmark. The Index's methodology of rolling option exposures only once per month leads to a greater dependence on market timing. The Fund's more diversified option spread exposures experienced losses during the notable equity market index price reversals during the first quarter. Specifically, the significant gains in the S&P 500 during January 2018 resulted in losses from the Fund's call spread writing, while losses during February and March generated losses from the Fund's put spread writing. While we believe the Index is representative of index option spread writing, in our opinion, its methodology leads to arbitrary market timing or exposure and can be improved. Over time we seek to achieve both a higher return and better risk efficiency than the Index.

We would like to reassure our investors that we do not believe the recent results of the Fund are the product of structural changes or tactical missteps. Rather, in our view, the challenges are just a function of systematic differences that we expect to 'average out' over longer-periods of time as they have historically. We intend for our strategies to complement investor asset allocations and seek to help reduce overall portfolio volatility levels by earning equity index option premiums and short-term interest income without directly holding equities.

We anticipate equity market volatility levels to remain at levels more consistent with their longer term levels, which are well above levels experienced in 2017. Further, after relatively strong earnings reports for the majority of U.S. companies we anticipate greater economic uncertainty in the coming quarters to contribute to increased levels of variability in company earnings which may lead to increased levels of equity market volatility and reduction in equity return potential. In addition, risks associated with changes in interest rate policies (inflation expectations), increased global competition, geopolitics (e.g., Brexit, North Korea) remain. Combined with the higher levels of income potential of the Fund's collateral portfolio, we believe the relative attractiveness of the Fund's investment strategy continues to grow.

Sincerely,

DEREK DEVENS
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Hedged Option Premium Strategy Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NHOIX
Class A	NHOAX
Class C	NHOCX
Class R6	NHORX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
U.S. Treasury Obligations	98.1%
Options Purchased	0.1
Options Written	(0.8)
Short-Term Investments	1.5
Other Assets Less Liabilities	1.1
Total	100.0%

PERFORMANCE HIGHLIGHTS3

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2018
	Date	04/30/2018	1 Year	Life of Fund
At NAV
Institutional Class	04/12/2017	–3.52%	–1.91%	–1.59%
Class A	04/12/2017	–3.70%	–2.26%	–1.92%
Class C	04/12/2017	–4.07%	–2.99%	–2.66%
Class R6	04/12/2017	–3.45%	–1.81%	–1.50%
With Sales Charge
Class A		–9.24%	–7.88%	–7.31%
Class C		–5.02%	–3.95%	–2.66%
Index
CBOE S&P 500 Iron Condor Index[1,2]		–1.15%	–1.01%	–0.46%
S&P 500® Index[1,2]		3.82%	13.27%	13.99%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 are 5.26%, 5.89%, 6.60% and 5.19% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the fiscal period ended 2017are 0.68%, 1.04%, 1.79% and 0.61% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for fiscal year 2017 have been restated to reflect actual expenses excluding organization expenses incurred during that period. The expense ratios for the semi-annual period ended April 30, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Long Short Fund Commentary (Unaudited)

Neuberger Berman Long Short Fund Institutional Class generated a 2.32% total return for the six months ended April 30, 2018, underperforming its primary benchmark, the HFRX Equity Hedge Index, which returned 2.54% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Despite periods of volatility, the U.S. stock market generated a positive return during the reporting period. The market rallied over the first half of the period, as corporate profits generally exceeded expectations and due to optimism that the December 2017 tax reform bill would lead to accelerating growth. However, the market abruptly reversed course in February and March 2018. This turnaround was triggered by several factors, including fears that the U.S. Federal Reserve would take a more aggressive approach to raising interest rates, escalating trade war rhetoric and issues in the technology sector. All told, for the six months ended April 30, 2018, the S&P 500® Index gained 3.82%.

We maintained our constructive, albeit highly selective outlook during the reporting period. This was reflected in the Fund's net long exposure during the period. We believe that the Fund continues to remain constructively positioned for an ongoing economic recovery in the U.S. Against this backdrop, the Fund's largest sector weights were in Information Technology and Industrials.

We categorize our long investment exposure into three groups: Capital Growth, Total Return and Opportunistic. Capital Growth continues to represent our largest allocation followed by Total Return and Opportunistic. We continued to identify compelling opportunities in Capital Growth relative to Total Return, as higher interest rates could negatively impact longer duration assets and cash flows. The portfolio's short exposure includes both single name "Fundamental" shorts and "Market" shorts. During the period, equity long exposure increased against the backdrop of heightened market volatility and greater sector dispersion as fundamentals came back into focus while overall total shorts decreased. Market shorts that consist primarily of sector and market cap-specific indices to help manage broader portfolio exposures slightly decreased during the period.

Equity long exposure added to Fund performance, while Fundamental shorts detracted from performance during the period given the overall positive move in markets. Fixed income long exposure also detracted for performance, but was partly offset by Fixed income shorts, which added value.

The Fund's aggregate use of futures, option and swap contracts contributed to performance during the period.

We entered 2018 with a fairly constructive, albeit increasingly selective outlook for risk assets driven by solid global economic growth, lower corporate tax rates, repatriation of foreign earnings and the continued emergence of a more pro-business environment in the U.S. Despite the recent market gyrations, we believe the economic backdrop continues to look positive. Going forward, we think that the key market debate will revolve around how much of the tax driven earnings surge should be capitalized into the future and whether an increase in interest rates and greater trade restrictions will choke off economic activity. However, we believe the path and timing of these policies will continue to be announced in an erratic manner and therefore drive near-term market volatility. We believe this, in turn, may create more dispersion and potential opportunities, both long and short.

Sincerely,

CHARLES KANTOR AND MARC REGENBAUM
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Long Short Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NLSIX
Class A	NLSAX
Class C	NLSCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)

	Long	Short
Common Stocks	78.9%	(12.0)%
Convertible Bonds	0.2	—
Corporate Bonds	4.1	(0.8)
Exchange Traded Funds	—	(2.8)
Master Limited Partnerships	1.1	(0.2)
Options Purchased	0.2	—
Preferred Stocks	0.4	—
Warrants	0.1	—
Short-Term Investments	11.2	—
Other Assets Less Liabilities	19.6 *	—
Total	115.8%	(15.8)%

*  Includes the impact of the Fund's open positions in derivatives (other than Options Purchased), if any.

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2018
	Date	04/30/2018	1 Year	5 Year	Life of Fund
At NAV
Institutional Class	12/29/2011	2.32%	6.21%	4.43%	6.39%
Class A	12/29/2011	2.15%	5.86%	4.06%	6.01%
Class C	12/29/2011	1.79%	5.09%	3.29%	5.22%
With Sales Charge
Class A		–3.71%	–0.21%	2.83%	5.03%
Class C		0.79%	4.09%	3.29%	5.22%
Index
HFRX Equity Hedge Index[1,2]		2.54%	6.98%	2.89%	3.98%
S&P 500® Index[1,2]		3.82%	13.27%	12.96%	14.96%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 1.81%, 2.17% and 2.92% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the semi-annual period ended April 30, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Long Short Credit Fund Commentary (Unaudited)

Neuberger Berman Long Short Credit Fund Institutional Class returned –1.35% for the six months ended April 30, 2018. The Fund underperformed its primary benchmark, the HRFX Fixed Income—Credit Index (the Index), which returned 0.18% for the same period. The Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index, which returned –1.87%. (Performance for all share classes is provided in the table immediately following this letter.)

The six months ended April 2018 were, for corporate credit, dominated by the twin drivers of U.S. tax policy and the flow-through effects of fiscal deficits and growth. Against this backdrop, the continued rate hike cycle of the U.S. Federal Reserve as well as the discussion around the commencement of a change in European Central Bank policy also dominated market sentiment. From a fundamental perspective, companies appeared to be benefitting from synchronous global growth. In addition, capital markets were robust for new debt issuance, and the demand for yield globally continued. Volatility in risk markets increased over the period, ending what has been a historical period of low volatility. This increase in the volatility regime is something that we believe is here to stay for some period of time.

Performance in credit over the reporting period can be categorized into two periods. First, the end of 2017 was a continuation of the trends from earlier in the year of solid and consistent positive performance. Then, as the calendar turned, U.S. rates began to respond to the growth stimulus of the tax policy, and rate hikes. The 10-Year U.S. Treasury yield began to rise, ultimately moving from approximately 2.4% at the beginning of the period to above 3% near the end of April, before finishing at 2.95%. Rate increases caused corporate credit to perform poorly. Notwithstanding generally good corporate profitability, investor concerns about the length of the economic cycle against a backdrop of rising rates caused some investor concerns, and participants began to be more cautious.

We have had a cautious perspective on rates and have kept the duration in the Fund relatively short. This is, for now, not a perspective that we are likely to change. One of the benefits of our strategy is that we can take advantage of sell offs in credit as they occur. As the market weakened in February, on the long side, our strategy was to buy what we believe are money good credits, with a maturity of 3 years or less. Our perspective is that if we buy credits that we believe in, ultimately we will realize the yield and return. While we will no doubt be subject to some mark-to-market volatility, we believe that the short duration nature of these bonds should help them to perform somewhat defensively. On the short side, we kept in place our relative value and capital structure arbitrage trades that we have held since the end of 2017, as we continue to believe that these will work. One of the benefits of our strategy is the ability to take advantage of opportunities in a falling market and add to our risk when we believe that the market is oversold. In our view, the weakness in short duration credit was somewhat overdone and we added exposures on the long side.

The Fund's aggregate use of futures, forward foreign currency, swap, swaption and option contracts detracted from performance during the reporting period.

As we progress though the rest of the year, we believe that credit markets are likely to remain under pressure. We intend to remain defensively positioned from a credit and rate exposure, as well as from a leverage perspective. Furthermore, from the long side, we believe we have the correct amount of exposure. We intend to selectively add to capital structure and relative value short ideas, as and when the opportunities present. The summer has traditionally been a quiet time, but we believe that we are in a new regime and are excited about the opportunity that we believe lies ahead of us.

Sincerely,

RICK DOWDLE AND NORMAN MILNER
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Long Short Credit Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NLNIX
Class A	NLNAX
Class C	NLNCX
Class R6	NRLNX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Common Stocks	1.1%
Convertible Bonds	1.1
Corporate Bonds	108.7
Foreign Government Securities	0.6
Loan Assignments	9.3
Options Purchased	0.0
Short Term Investments	1.5
Liabilities Less Other Assets	(22.3)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives (other than Options Purchased), if any.

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2018
	Date	04/30/2018	1 Year	Life of Fund
At NAV
Institutional Class	06/29/2015	–1.35%	0.89%	0.53%
Class A	06/29/2015	–1.60%	0.54%	0.18%
Class C	06/29/2015	–1.83%	–0.17%	–0.48%
Class R6	06/29/2015	–1.31%	0.95%	0.60%
With Sales Charge
Class A		–5.80%	–3.76%	–1.33%
Class C		–2.80%	–1.14%	–0.48%
Index
HFRX Fixed Income - Credit Index[1,2]		0.18%	2.06%	0.78%
Bloomberg Barclays U.S. Aggregate Bond Index[1,2]		–1.87%	–0.32%	1.83%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 1.99%, 2.43%, 3.15% and 1.96% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratios were 0.80%, 1.18%, 1.93% and 0.74% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Multi-Asset Income Fund Commentary (Unaudited)

Neuberger Berman Multi-Asset Income Fund Institutional Class generated a 0.16% total return for the six month period ended April 30, 2018, underperforming its custom benchmark, a custom blend consisting of 60% Bloomberg Barclays U.S. Aggregate Bond Index and 40% S&P 500® Index (the Index), which provided a 0.46% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Global equity markets generated positive returns over the six month reporting period, though in early February a sharp selloff was triggered due to the threat of rising inflation and the possibility of faster rate hikes by the U.S. Federal Reserve. Risk-on assets recovered, but volatility levels were raised and led to a more challenging market environment. This was intensified by the U.S. presidential administration outlining its trade policy, starting with tariffs on steel and aluminum imports and continuing to actions targeting China. The rising rate environment led to negative performance from the REITs allocation; and despite strong fundamentals, MLPs suffered from negative sentiment attributed to reduced distributions, tax cut impact uncertainty and weaker asset class flows. Within fixed income, most subsectors struggled over the six month period, primarily due to Treasury yields moving higher, but also on account of weaker credit markets in the latter half of the reporting period. Emerging market debt was a bright spot with performance boosted by the stabilization of fundamentals.

The Fund's gains were primarily from its equity allocations, both in developed markets and emerging markets, which performed well over the time period. Additionally, value was added from emerging market debt, bank loans and TIPS, as well as through opportunistic strategies, namely systematic tactical asset allocation and diversified currency. These gains were slightly offset by losses in REITS, MLPs, government bonds, investment grade credit and agency MBS. The Fund's strategy of selling (writing) put and call option spreads on U.S. indices also detracted from performance. The strategy's call spreads declined in value when U.S. equity markets moved higher, and as expected with a sharp market reversal, both the call and put spread strategies suffered losses during the first quarter 2018.

The Fund's aggregate use of futures, forward foreign currency, swap and option contracts contributed to performance during the reporting period.

Despite tailwinds, we think global markets continue to be characterized by moderate growth, improving inflation, and still-accommodative monetary policy, but are now within a more fragile overall economic regime and facing increasing challenges from short-term volatility. We believe the strong fundamental underpinnings and economic momentum will carry through the first half of calendar year 2018; consequently, we reiterate our bias towards equities, particularly non-US equities, where we added exposure in early Q2 2018. Implied volatility levels, e.g. VIX, began the second quarter at elevated levels, leading to significantly higher premiums and an opportunity to be well compensated when taking equity risk via options strategies.

Within fixed income, we have increased exposure to interest rate duration given the recent rise in yields, but remain shorter-than-benchmark in our positioning. We are becoming cautious on credit markets, but maintain a constructive view on credit globally, despite the return of volatility.

We continue to believe that a multi-dimensional approach to yield is prudent. Our multi-asset class approach seeks to offer diversified income sources that are complemented with uncorrelated sources of return and a risk framework that seeks to mitigate volatility and deliver an attractive return and income profile.

Sincerely,

ERIK KNUTZEN, BRAD TANK AND AJAY JAIN
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Multi-Asset Income Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NANIX
Class A	NANAX
Class C	NANCX
Class R6	NRANX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	3.1%
Common Stocks	35.6
Convertible Bonds	1.1
Corporate Bonds	10.2
Exchange Traded Funds	3.4
Investment Companies	20.6
Mortgage-Backed Securities	12.1
Master Limited Partnerships	3.3
Options Purchased	0.0
Preferred Stocks	2.1
U.S. Government Agency Securities	1.2
U.S. Treasury Obligations	11.7
Short-Term Investments	3.9
Liabilities Less Other Assets	(8.3)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives (other than Options Purchased), if any.

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2018
	Date	04/30/2018	1 Year	Life of Fund
At NAV
Institutional Class	03/27/2015	0.16%	5.35%	3.96%
Class A	03/27/2015	–0.02%	4.97%	3.58%
Class C	03/27/2015	–0.40%	4.18%	2.81%
Class R6	03/27/2015	0.19%	5.42%	4.03%
With Sales Charge
Class A		–4.26%	0.48%	2.15%
Class C		–1.38%	3.18%	2.81%
Index
60% Bloomberg Barclays U.S. Aggregrate Bond Index and 40% S&P 500® Index[1,2]		0.46%	5.02%	4.98%
Bloomberg Barclays U.S. Aggregate Bond Index[1,2]		–1.87%	–0.32%	1.06%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2018, the 30-day SEC yields were 3.87%, 3.50%, 2.75% and 3.94% for Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 2.56%, 2.15%, 1.44% and 2.63% for Institutional Class, Class A, Class C and Class R6 shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 3.28%, 3.72%, 4.42% and 3.23% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratios were 0.75%, 1.12%, 1.87% and 0.68% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Risk Balanced Commodity Strategy Fund Commentary (Unaudited)

Neuberger Berman Risk Balanced Commodity Strategy Fund1 Institutional Class generated a total return of 7.89% for the six months ended April 30, 2018 and outperformed its benchmark, the Bloomberg Commodity Index (the Index), which posted a 4.74% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall commodity market was impacted by a number of geopolitical events during the reporting period. These included instability in the Middle East, negotiations with North Korea and U.S. sanctions on Russia. In addition, trade war rhetoric suggesting tariffs on commodities such as aluminum, steel and soybeans impacted certain commodity markets. Meanwhile, oil was supported by synchronous global growth and OPEC's continued compliance with production cuts. Finally, the U.S. dollar was on a downward trend for most of the reporting period, which was supportive of commodity price. That being said, the U.S. dollar rallied in April 2018 because of rising interest rates, some weak economic data overseas and progress in trade talks. Within the commodity complex, cocoa generated the strongest results during the reporting period, driven by expectations for tight supply and robust demand. In contrast, sugar was the weakest performer as it reached multi-year lows due to ample global supply.

Looking at the commodity sectors in which the Fund invests, agriculture and energy were the largest contributors to performance relative to the Index. This was in part driven by overweights to Kansas wheat and soybean meal. The Fund's positioning in the energy sector, in particular, an underweight to natural gas, an out-of-benchmark allocation to gas oil and an overweight to gasoline were all additive for returns. Elsewhere, the Fund's positioning in the softs sector contributed to results, largely driven by an underweight to sugar and an out-of-benchmark allocation to cocoa. On the other hand, an underweight to Brent crude oil was a headwind for relative performance as it outperformed the Index.

The Fund seeks to gain exposure to the commodity markets by investing, directly or indirectly, in futures contracts on individual commodities and other commodity-linked derivative instruments. The Fund's tactical positioning contributed to performance during the reporting period.

Markets have recently been impacted by news of unexpected volatility and protectionist rhetoric, both of which rattled the commodity markets. As commodity investors, we remain focused on the fundamentals of the asset class, as opposed to the shorter-term speculation and noise. We continue to be encouraged by the strengthening fundamentals, including the expectation for increased demand for oil and gasoline this year, linked to what we expect will be continued synchronous global growth. We believe that signs are beginning to point toward a transition to the late stage of the business cycle (overheated stock market, rising rates, closing the output gap, inflation trending higher, tighter labor market, etc.), and we encourage investors to consider asset classes that have historically performed well during this point in the cycle. Commodities have historically shown inflation hedging properties, and we believe they will play a key role in a diversified portfolio.

Sincerely,

HAKAN KAYA, THOMAS SONTAG AND DAVID YI WAN
PORTFOLIO MANAGERS

1  Much of the Fund's investment exposure is accomplished through the use of derivatives which may not require the Fund to deposit the full notional amount of the investment with its counterparties, such as a futures commission merchant. The Fund's resulting cash balances are invested in a variety of conservative fixed income securities.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Risk Balanced Commodity Strategy Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NRBIX
Class A	NRBAX
Class C	NRBCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	18.5%
Corporate Bonds	55.3
U.S. Treasury Obligations	5.9
Short-Term Investments	16.0
Other Assets Less Liabilities	4.3 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives (other than Options Purchased), if any.

(as a % of Total Notional Value)
Commodity Futures:
Agriculture	25.3%
Energy	33.0
Industrial Metals	15.6
Livestock	7.0
Precious Metals	16.8
Softs	2.3
Total	100.0%

PERFORMANCE HIGHLIGHTS3

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2018
	Date	04/30/2018	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	08/27/2012	7.89%	13.98%	–5.71%	–6.41%
Class A	08/27/2012	7.62%	13.63%	–6.08%	–6.77%
Class C	08/27/2012	7.37%	12.87%	–6.93%	–7.59%
With Sales Charge
Class A		1.44%	7.10%	–7.18%	–7.74%
Class C		6.37%	11.87%	–6.93%	–7.59%
Index
Bloomberg Commodity Index[1,2]		4.74%	8.02%	–7.32%	–7.84%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 1.18%,1.56% and 3.20% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratios were 0.73%, 1.09% and 1.84% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

U.S. Equity Index PutWrite Strategy Fund Commentary (Unaudited)

Neuberger Berman U.S. Equity Index PutWrite Strategy Fund Institutional Class generated a total return of –1.28% for the six month period ending April 30, 2018, underperforming its primary benchmark, a blend of 85% CBOE S&P 500 PutWrite Index and 15% CBOE Russell 2000 PutWrite Index (the Index), which posted a total return of 1.11% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

After ending calendar year 2017 at near record low levels, many investors wondered how long before the CBOE S&P 500 Volatility Index (VIX) would undergo one of its characteristic 'spikes'. It was never a question of 'if', only 'when', and we now know the 'when' was February 5, 2018. On that day, the S&P 500® Index fell –4.10% and VIX surged 116% from 17.3 to 37.3. If we include the prior Friday, February 2, the aggregate jump in VIX was 177% and the S&P 500 decline was –6.1% over two trading days. Yet, despite the catastrophic failure of a few volatility products and increased general investor agita, the S&P 500 ended the first quarter of 2018 down a modest –0.76% while remaining up 3.82% for the semi-annual fiscal period and up 13.27% for the last 12 months. The investment industry likes to assign catchy names to market events, e.g., "vol-pocalypse" or "vol-mageddon,", and act as though these events are market aberrations. However, we believe these are inherent risks in volatility markets that can only be managed and never fully avoided.

We believe that the Fund's underperformance relative to the Index for the period has been largely due to our process of diversifying and rebalancing option exposures consistently over time in an effort to reduce the variability and limit path dependence of the Fund's passive benchmark. The Index's methodology of rolling option exposures only once per month leads to a greater dependence on market timing. While we believe the Index is a powerful proof of efficacy for put writing, in our opinion, its methodology leads to arbitrary market timing or exposure and can be improved. Over time we seek to achieve both a higher return and better risk efficiency than the Index.

The Fund's fixed income collateral holdings of short-term U.S. Treasuries detracted modestly from returns as short-term U.S. Treasury bond yields increased over the period, with the two-year U.S. Treasury yield rising roughly 90 basis points to 2.49%.

We would like to reassure our investors that we do not believe the recent results of the Fund are the product of structural changes or tactical missteps. Rather, in our view, the challenges are just a function of systematic differences that we expect to 'average out' over longer-periods of time as they have historically. We intend for our strategies to complement investor asset allocations and seek to help reduce overall portfolio volatility levels by earning equity index option premiums and short-term interest income without directly holding equities.

We anticipate equity market volatility levels to remain at levels more consistent with their longer term levels, which are well above levels experienced in 2017. Further, after relatively strong earnings reports for the majority of U.S. companies we believe there will be greater economic uncertainty in the coming quarters to contribute to increased levels of variability in company earnings which may lead to increased levels of equity market volatility and reduction in equity return potential. In addition, risks associated with changes in interest rate policies (inflation expectations), increased global competition, geopolitics (e.g., Brexit, North Korea) remain. Combined with the higher levels of income potential of the Fund's collateral portfolio, we believe the relative attractiveness of the Fund's investment strategy continues to grow.

Sincerely,

DEREK DEVENS
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

U.S. Equity Index PutWrite Strategy Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NUPIX
Class A	NUPAX
Class C	NUPCX
Class R6	NUPRX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
U.S. Treasury Obligations	97.8%
Put Options Written	(1.5)
Short-Term Investments	3.2
Other Assets Less Liabilities	0.5
Total	100.0%

PERFORMANCE HIGHLIGHTS4

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2018
	Date	04/30/2018	1 Year	Life of Fund
At NAV
Institutional Class	09/16/2016	–1.28%	3.33%	7.60%
Class A	09/16/2016	–1.54%	2.98%	7.22%
Class C	09/16/2016	–1.81%	2.19%	6.45%
Class R6	09/16/2016	–1.24%	3.40%	7.71%
With Sales Charge
Class A		–7.19%	–2.93%	3.38%
Class C		–2.74%	1.22%	6.45%
Index
85% CBOE S&P 500 PutWrite Index and 15% Russell 2000 PutWrite Index[1,2]		1.11%	4.86%	8.58%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2017 are 0.98%, 1.35%, 2.12% and 0.94% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The estimated total annual operating expense ratios for the current fiscal year are 0.66%, 1.02%, 1.77% and 0.59% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Endnotes

1  Please see "Glossary of Indices" on page 18 for a description of indices. Please note that individuals cannot invest directly in any index. The HFRX Equity Hedge Index and HFRX Fixed Income-Credit Index do take into account fees and expenses, but not the tax consequences, of investing since they are based on the underlying hedge funds' net returns. The other indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

3  During the period from December 2010 through April 2011, Neuberger Berman Global Allocation Fund had only one shareholder and the Fund was relatively small, which could have impacted Fund performance. During the period from May 2017 through August 2017, Neuberger Berman Hedged Option Premium Strategy Fund was relatively small, which could have impacted Fund performance. During the period from August 2012 through January 2013, Neuberger Berman Risk Balanced Commodity Strategy Fund was relatively small, which could have impacted Fund performance. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

4  The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

For more complete information on any of the Neuberger Berman Alternative and Multi-Asset Class Funds, see the Fund's prospectus, which can be obtained by calling us at (800) 877-9700, or visiting our website at www.nb.com.

Glossary of Indices

Bloomberg Barclays Global Aggregate Index:

The index measures global investment grade debt from twenty-four different local currency markets and includes fixed-rate treasury, government-related, corporate and securitized bonds from both developed and emerging markets issuers. The index is largely comprised of three major regional aggregate components: the Bloomberg Barclays U.S. Aggregate Bond Index, the Bloomberg Barclays Pan-European Aggregate Bond Index, and the Bloomberg Barclays Asian-Pacific Aggregate Index. In addition to securities from these three indices, the Bloomberg Barclays Global Aggregate Index also includes investment grade Eurodollar, Euro-Yen, Canadian, and 144A Index-eligible securities not already in these three indices.

Bloomberg Barclays U.S. Aggregate Bond Index:

The index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and nonagency).

60% Bloomberg Barclays U.S. Aggregate Bond Index and 40% S&P 500® Index:	The blended index is composed of 60% Bloomberg Barclays U.S. Aggregate Bond Index (described above) and 40% S&P 500® Index (described below), and is rebalanced monthly.
Bloomberg Commodity Index:

The index is a rolling index composed of exchange-traded futures contracts on physical commodities. The index relies primarily on liquidity data of futures contracts, along with U.S. dollar-adjusted production data, in determining the relative quantities of included commodities. The index is designed to be a highly liquid and diversified benchmark for commodities investments. The version of the index that is calculated on a total return basis reflects the returns on a fully collateralized investment in the underlying commodity futures contracts, combined with the returns on cash collateral invested in Treasury Bills.

CBOE Russell 2000® PutWrite Index:

The index tracks the value of a passive investment strategy which consists of overlaying Russell 2000 (RUT) short put options over a money market account invested in one-month Treasury bills. The RUT puts are struck at-the-money and are sold on a monthly basis.

CBOE S&P 500® Iron Condor Index:

The index is designed to track the performance of a hypothetical option selling strategy that sells monthly call and put spreads and holds a money market account invested in one-month Treasury bills. The call spread consists of a short position in an out-of-the-money S&P 500 Index call option with a delta of approximately 0.20 and a long position in a further out-of-the-money S&P 500 Index call option with a delta of approximately 0.05. The put spread consists of a short position in an out-of-the-money S&P 500 Index put option with a delta of approximately –0.20 and a long position in a further out-of-the-money S&P 500 Index put option with a delta of approximately –0.05. Call and put spread positions are sized such that their notional strike differences represent 5% of the market value of the money market account. The money market account is rebalanced on option roll days and is designed to limit the downside return of the index. The delta of an option measures its price sensitivity to the price of the underlying asset. For example, if a call option has a delta of 0.20 and the price of the underlying asset increases by $1, the value of the option will increase by $0.20.

CBOE S&P 500® PutWrite Index:

The index tracks the value of a passive investment strategy which consists of overlaying S&P 500 (SPX) short put options over a money market account invested in one- and three-months Treasury bills. The SPX puts are struck at-the-money and are sold on a monthly basis.

Glossary of Indices (cont'd)

85% CBOE S&P 500® PutWrite Index and 15% CBOE Russell 2000® PutWrite Index:	The blended index is composed of 85% CBOE S&P 500 PutWrite Index (described above) and 15% CBOE Russell 2000 PutWrite Index (described above), and is rebalanced monthly.
HFRX Fixed Income-Credit Index:

The index tracks the performance of hedge fund strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, Distressed, Convertible, Asset Backed, Capital Structure Arbitrage, Multi-Strategy and other Relative Value and Event Driven sub-strategies. The investment thesis across all strategies is predicated on realization of a valuation discrepancy between the related credit instruments. Strategies may also include and utilize equity securities, credit derivatives, government fixed income, commodities, currencies or other hybrid securities. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. Constituents are weighted by a representative optimization methodology. The index is rebalanced quarterly.

HFRX Equity Hedge Index:

The index comprises equity hedge strategies. Equity hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested, in equities, both long and short. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. The index is rebalanced quarterly.

MSCI All Country World Index:

The index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 47 country indices comprising 23 developed and 24 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Glossary of Indices (cont'd)

60% MSCI All Country World Index and 40% Bloomberg Barclays Global Aggregate Index:

The blended index is composed of 60% MSCI All Country World Index (described above) and 40% Bloomberg Barclays Global Aggregate Index (described above), and is rebalanced monthly. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500® Index:	The index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2018 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

Neuberger Berman Alternative Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 11/1/17	Ending Account Value 4/30/18	Expenses Paid During the Period(1) 11/1/17 - 4/30/18	Expense Ratio	Beginning Account Value 11/1/17	Ending Account Value 4/30/18	Expenses Paid During the Period(2) 11/1/17 - 4/30/18	Expense Ratio
Global Allocation Fund
Institutional Class	$1,000.00	$1,019.90	$2.30	0.46%	$1,000.00	$1,022.51	$2.31	0.46%
Class A	$1,000.00	$1,017.50	$4.10	0.82%	$1,000.00	$1,020.73	$4.11	0.82%
Class C	$1,000.00	$1,013.90	$7.84	1.57%	$1,000.00	$1,017.01	$7.85	1.57%
Hedged Option Premium Strategy Fund
Institutional Class	$1,000.00	$964.80	$3.17	0.65%	$1,000.00	$1,021.57	$3.26	0.65%
Class A	$1,000.00	$963.00	$4.92	1.01%	$1,000.00	$1,019.79	$5.06	1.01%
Class C	$1,000.00	$959.30	$8.55	1.76%	$1,000.00	$1,016.07	$8.80	1.76%
Class R6	$1,000.00	$965.50	$2.83	0.58%	$1,000.00	$1,021.92	$2.91	0.58%
Long Short Fund
Institutional Class	$1,000.00	$1,023.20	$8.23	1.64%	$1,000.00	$1,016.66	$8.20	1.64%
Class A	$1,000.00	$1,021.50	$10.02	2.00%	$1,000.00	$1,014.88	$9.99	2.00%
Class C	$1,000.00	$1,017.90	$13.76	2.75%	$1,000.00	$1,011.16	$13.71	2.75%
Long Short Credit Fund
Institutional Class	$1,000.00	$986.50	$7.34	1.49%	$1,000.00	$1,017.41	$7.45	1.49%
Class A	$1,000.00	$984.00	$9.21	1.87%	$1,000.00	$1,015.51	$9.35	1.87%
Class C	$1,000.00	$981.70	$12.87	2.62%	$1,000.00	$1,011.80	$13.07	2.62%
Class R6	$1,000.00	$986.90	$6.95	1.41%	$1,000.00	$1,017.80	$7.05	1.41%
Multi-Asset Income Fund
Institutional Class	$1,000.00	$1,001.60	$2.73	0.55%	$1,000.00	$1,022.07	$2.76	0.55%
Class A	$1,000.00	$999.80	$4.56	0.92%	$1,000.00	$1,020.23	$4.61	0.92%
Class C	$1,000.00	$996.00	$8.26	1.67%	$1,000.00	$1,016.51	$8.35	1.67%
Class R6	$1,000.00	$1,001.90	$2.38	0.48%	$1,000.00	$1,022.41	$2.41	0.48%
Risk Balanced Commodity Strategy Fund
Institutional Class	$1,000.00	$1,078.90	$3.81	0.74%	$1,000.00	$1,021.12	$3.71	0.74%
Class A	$1,000.00	$1,076.20	$5.66	1.10%	$1,000.00	$1,019.34	$5.51	1.10%
Class C	$1,000.00	$1,073.70	$9.51	1.85%	$1,000.00	$1,015.62	$9.25	1.85%
U.S. Equity Index PutWrite Strategy Fund
Institutional Class	$1,000.00	$987.20	$3.20	0.65%	$1,000.00	$1,021.57	$3.26	0.65%
Class A	$1,000.00	$984.60	$4.97	1.01%	$1,000.00	$1,019.79	$5.06	1.01%
Class C	$1,000.00	$981.90	$8.65	1.76%	$1,000.00	$1,016.07	$8.80	1.76%
Class R6	$1,000.00	$987.60	$2.86	0.58%	$1,000.00	$1,021.92	$2.91	0.58%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 181/365 (to reflect the one-half year period shown).

Schedule of Investments Global Allocation Fund (Unaudited)
April 30, 2018

	Number of Shares	Value (000's omitted)
Common Stocks 24.7%
Australia 0.3%
Amcor Ltd.	367	$4
Australia & New Zealand Banking Group Ltd.	90	2
Caltex Australia Ltd.	248	6
CIMIC Group Ltd.	292	10
Incitec Pivot Ltd.	1,358	4
Metcash Ltd.	2,424	6
Stockland	2,330	7
Wesfarmers Ltd.	1,017	33
		72
Austria 0.2%
Erste Group Bank AG	79	4
EVN AG	27	1
OMV AG	52	3
Telekom Austria AG	1,641	16	*
voestalpine AG	391	20
		44
Belgium 0.1%
Colruyt SA	51	3
Groupe Bruxelles Lambert SA	73	9
KBC Group NV	130	11
		23
Bermuda 0.1%
Marvell Technology Group Ltd.	847	17
Canada 0.5%
Bank of Nova Scotia	170	11
CGI Group, Inc. Class A	190	11	*
Constellation Software, Inc.	6	4
Dream Global Real Estate Investment Trust	395	4
George Weston Ltd.	155	13
Great-West Lifeco, Inc.	140	4
National Bank of Canada	275	13
Rogers Communications, Inc. Class B	122	6
Royal Bank of Canada	203	15
TELUS Corp.	96	3
	Number of Shares	Value (000's omitted)
Toronto-Dominion Bank	528	$30
		114
China 0.6%
Alibaba Group Holding Ltd. ADR	334	59	*(a)
BOC Hong Kong Holdings Ltd.	1,500	8
JD.com, Inc. ADR	1,360	50	*
		117
Denmark 0.2%
Carlsberg A/S Class B	166	18
Danske Bank A/S	399	14
Novo Nordisk A/S Class B	143	7
		39
Finland 0.1%
Outokumpu OYJ	451	3
Sampo OYJ, A Shares	161	9
		12
France 0.5%
BNP Paribas SA	114	9
CNP Assurances	213	5
Eiffage SA	67	8
Engie SA	530	9
Fonciere Des Regions	33	4
Ingenico Group SA	36	3
Peugeot SA	438	11
Renault SA	79	8
Sanofi	61	5
Societe BIC SA	27	3
Societe Generale SA	140	8
TOTAL SA	214	13
Veolia Environnement SA	379	9
		95
Germany 0.8%
Allianz SE	131	31
Bayer AG	96	12
Bayerische Motoren Werke AG	30	3
Bayerische Motoren Werke AG, Preference Shares	197	19
Daimler AG	88	7
Deutsche Lufthansa AG	667	19
Merck KGaA	77	8
	Number of Shares	Value (000's omitted)
Porsche Automobil Holding SE, Preference Shares	55	$5
SAP SE	37	4
TUI AG	396	9
Uniper SE	682	21
Volkswagen AG, Preference Shares	31	6
Wuestenrot & Wuerttembergische AG	821	20
		164
Hong Kong 0.1%
CK Asset Holdings Ltd.	1,000	9
Great Eagle Holdings Ltd.	1,000	5
Hongkong Land Holdings Ltd.	610	4
Hopewell Holdings Ltd.	1,000	3
Jardine Matheson Holdings Ltd.	36	2
NWS Holdings Ltd.	1,000	2
WH Group Ltd.	5,500	6	(c)
		31
Israel 0.0%(b)
Bank Hapoalim BM	539	3
Bank Leumi Le-Israel BM	640	4
		7
Italy 0.4%
ASTM SpA	618	17
Enel SpA	2,708	17
Eni SpA	1,312	26
Intesa Sanpaolo SpA Preference Shares	879	3
Intesa Sanpaolo SpA	1,005	4
Snam SpA	1,778	9
		76
Japan 1.6%
Aozora Bank Ltd.	100	4
Canon, Inc.	1,000	34
EDION Corp.	800	9
FUJIFILM Holdings Corp.	200	8
Hamamatsu Photonics KK	100	4
Haseko Corp.	200	3
Hitachi High-Technologies Corp.	100	5
Hitachi Ltd.	1,000	7
ITOCHU Corp.	1,300	26

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

	Number of Shares	Value (000's omitted)
Japan Tobacco, Inc.	100	$3
JFE Holdings, Inc.	200	4
JXTG Holdings, Inc.	800	5
Kajima Corp.	1,000	10
Kirin Holdings Co. Ltd.	400	11
Marubeni Corp.	1,900	14
Mitsubishi Corp.	500	14
Mitsubishi Tanabe Pharma Corp.	300	6
Mitsui & Co. Ltd.	1,400	25
Mizuho Financial Group, Inc.	4,300	8
NEC Corp.	800	22
Nippon Steel & Sumitomo Metal Corp.	100	2
Nippon Telegraph & Telephone Corp.	100	5
Nissan Motor Co. Ltd.	600	6
Nomura Research Institute Ltd.	100	5
NTT DOCOMO, Inc.	300	8
Obayashi Corp.	700	8
Sekisui Chemical Co. Ltd.	200	4
Sojitz Corp.	1,200	4
Sumco Corp.	200	5
Sumitomo Corp.	1,400	25
Tosoh Corp.	100	2
Trend Micro, Inc.	100	6
TS Tech Co. Ltd.	100	4
Yamada Denki Co. Ltd.	1,600	8
Yodogawa Steel Works Ltd.	300	9
		323
Netherlands 0.2%
Heineken Holding NV	85	9
ING Groep NV	427	7
Royal Dutch Shell PLC, A Shares	411	14
Royal Dutch Shell PLC, B Shares	119	4
		34
Norway 0.0%(b)
Orkla ASA	740	7
Singapore 0.1%
Ascendas Real Estate Investment Trust	2,300	5
Oversea-Chinese Banking Corp. Ltd.	1,600	16
		21
	Number of Shares	Value (000's omitted)
Spain 0.1%
Bankinter SA	612	$6
Repsol SA	1,199	23
		29
Sweden 0.1%
ICA Gruppen AB	605	19
Skandinaviska Enskilda Banken AB, Class A	259	2
		21
Switzerland 0.6%
ABB Ltd.	55	1
Baloise Holding AG	55	9
Georg Fischer AG	11	14
Novartis AG	317	24
Roche Holding AG	51	11
Swiss Life Holding AG	28	10	*
Swiss Prime Site AG	68	6	*
Swiss Re AG	186	18
Swisscom AG	24	12
Zurich Insurance Group AG	43	14
		119
United Kingdom 1.0%
Anglo American PLC	48	1
AstraZeneca PLC	116	8
Barclays PLC	2,116	6
Barratt Developments PLC	1,211	9
BP PLC	565	4
Croda International PLC	123	8
EI Group PLC	2,633	5	*
Evraz PLC	3,944	25
Ferrexpo PLC	2,062	7
Forterra PLC	1,013	4	(c)
GlaxoSmithKline PLC	220	4
Glencore PLC	2,171	10	*
Grafton Group PLC	43	0	(d)
HSBC Holdings PLC	1,486	15
J Sainsbury PLC	954	4
John Menzies PLC	2,405	21
Lloyds Banking Group PLC	4,239	4
Rio Tinto Ltd.	105	6
Royal Mail PLC	811	7
Segro PLC	733	7
Smith & Nephew PLC	233	5
Vodafone Group PLC	6,264	18
WM Morrison Supermarkets PLC	7,632	25
		203
	Number of Shares	Value (000's omitted)
United States 17.1%
3M Co.	56	$11
AbbVie, Inc.	175	17
Aetna, Inc.	69	12	(a)
Aflac, Inc.	744	34
Agilent Technologies, Inc.	218	14
AGNC Investment Corp.	1,109	21
Allergan PLC	395	61
Alphabet, Inc. Class A	79	80	*
Alphabet, Inc. Class C	22	22	*(a)
Amazon.com, Inc.	66	103	*(a)
Ameren Corp.	91	5
Amgen, Inc.	184	32	(a)
Amphenol Corp. Class A	27	2
Annaly Capital Management, Inc.	2,009	21
Anthem, Inc.	33	8
Apple, Inc.	801	132	(a)
Applied Materials, Inc.	99	5
Aramark	458	17
Archer-Daniels- Midland Co.	587	27
ARMOUR Residential REIT, Inc.	269	6
AT&T, Inc.	636	21
Avnet, Inc.	229	9
AVX Corp.	600	9
Bank of America Corp.	2,478	74	(a)
Baxter International, Inc.	346	24
Berkshire Hathaway, Inc. Class B	24	5	*
Boeing Co.	25	8
Booking Holdings, Inc.	37	81	*
Broadcom, Inc.	253	58
Camden Property Trust	65	6
Carnival Corp.	233	15
Carnival PLC	174	11
CDW Corp.	77	5
CenterPoint Energy, Inc.	374	9
Charter Communications, Inc. Class A	177	48	*
Cheniere Energy, Inc.	1,130	66	*(a)
Chevron Corp.	391	49	(a)
Chimera Investment Corp.	57	1
Cisco Systems, Inc.	524	23	(a)

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

	Number of Shares	Value (000's omitted)
Citigroup, Inc.	233	$16
Coca-Cola Co.	220	10
Comcast Corp. Class A	1,643	52	(a)
Constellation Brands, Inc. Class A	294	69
Corning, Inc.	851	23	(a)
Cummins, Inc.	33	5
CVS Health Corp.	19	1
Danaher Corp.	142	14	(a)
Darden Restaurants, Inc.	113	10
DowDuPont, Inc.	901	57
DTE Energy Co.	53	6
Duke Energy Corp.	3	0
Eaton Corp. PLC	325	24	(a)
Exelon Corp.	119	5
Extra Space Storage, Inc.	68	6
Exxon Mobil Corp.	446	35
Facebook, Inc. Class A	538	93	*(a)
Fidelity National Information Services, Inc.	13	1
Ford Motor Co.	1,143	13
Gaming and Leisure Properties, Inc.	146	5
Garmin Ltd.	90	5
General Dynamics Corp.	25	5	(a)
General Motors Co.	514	19
Gilead Sciences, Inc.	152	11
Goldman Sachs Group, Inc.	243	58
Graham Holdings Co. Class B	24	14
Harris Corp.	181	28	(a)
Hartford Financial Services Group, Inc.	23	1
HCA Healthcare, Inc.	628	60
Home Depot, Inc.	61	11
Honeywell International, Inc.	66	10
Host Hotels & Resorts, Inc.	289	6
HP, Inc.	226	5
Humana, Inc.	21	6
Huntsman Corp.	640	19
Illinois Tool Works, Inc.	27	4
Ingersoll-Rand PLC	64	5
Ingredion, Inc.	33	4
Intel Corp.	1,005	52	(a)
International Paper Co.	95	5
	Number of Shares	Value (000's omitted)
Invesco Mortgage Capital, Inc.	360	$6
Jabil, Inc.	577	15
Johnson & Johnson	207	26	(a)
JPMorgan Chase & Co.	595	65	(a)
Kellogg Co.	78	5
Kohl's Corp.	26	2
Kronos Worldwide, Inc.	252	6
L3 Technologies, Inc.	57	11
Laboratory Corp. of America Holdings	104	18	*
Lam Research Corp.	15	3
Las Vegas Sands Corp.	278	20
Lear Corp.	24	4
Leidos Holdings, Inc.	85	5
Liberty Media Corp.-Liberty SiriusXM Class C	85	4	*(a)
Loews Corp.	277	15
Lululemon Athletica, Inc.	90	9	*
LyondellBasell Industries NV Class A	220	23
MasterCard, Inc. Class A	365	65
McDonald's Corp.	80	13
MDU Resources Group, Inc.	329	9	(a)
Medtronic PLC	125	10	(a)
Merck & Co., Inc.	426	25
MFA Financial, Inc.	1,481	11
Microchip Technology, Inc.	46	4
Micron Technology, Inc.	310	14	*
Microsoft Corp.	1,324	124	(a)
Mohawk Industries, Inc.	308	65	*(a)
Monsanto Co.	524	66
MTGE Investment Corp.	997	18
National Research Corp.	16	1
New Residential Investment Corp.	158	3
Newmont Mining Corp.	145	6
News Corp. Class A	340	5
Norfolk Southern Corp.	39	6
Northrop Grumman Corp.	15	5
	Number of Shares	Value (000's omitted)
Occidental Petroleum Corp.	82	$6
OGE Energy Corp.	28	1
Orbital ATK, Inc.	120	16
Owens Corning	223	15
Parker-Hannifin Corp.	12	2
PepsiCo, Inc.	66	7
Pfizer, Inc.	887	32
Philip Morris International, Inc.	78	6
Phillips 66	274	30
PNC Financial Services Group, Inc.	175	25	(a)
Procter & Gamble Co.	125	9
Prudential Financial, Inc.	132	14
Quest Diagnostics, Inc.	93	9
Reinsurance Group of America, Inc.	164	25
Reliance Steel & Aluminum Co.	29	3
Republic Services, Inc.	190	12
Royal Caribbean Cruises Ltd.	43	5
Sanderson Farms, Inc.	81	9
Shire PLC ADR	502	80
Stanley Black & Decker, Inc.	14	2
State Street Corp.	180	18
STERIS PLC	256	24
Sysco Corp.	46	3
Tapestry, Inc.	255	14
Target Corp.	297	22
Teradyne, Inc.	599	19	(a)
Texas Instruments, Inc.	249	25	(a)
Tiffany & Co.	53	5
Time Warner, Inc.	242	23	(a)
Twenty-First Century Fox, Inc. Class B	154	6
Tyson Foods, Inc. Class A	62	4
U.S. Bancorp	54	3
Union Pacific Corp.	42	6
UnitedHealth Group, Inc.	172	41
Universal Health Services, Inc. Class B	545	62
Valero Energy Corp.	230	26
Ventas, Inc.	101	5
Verizon Communications, Inc.	517	26

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

	Number of Shares	Value (000's omitted)
VF Corp.	143	$12
Viacom, Inc. Class B	166	5
Visa, Inc. Class A	625	79	(a)
Vishay Intertechnology, Inc.	196	3
Walgreens Boots Alliance, Inc.	119	8
Walmart, Inc.	410	36	(a)
Waste Management, Inc.	79	6
WEC Energy Group, Inc.	242	16
Wells Fargo & Co.	1,288	67
Welltower, Inc.	93	5
Weyerhaeuser Co.	658	24
WP Carey, Inc.	78	5
Xcel Energy, Inc.	354	17
Xerox Corp.	723	23
		3,558
Total Common Stocks (Cost $4,776)		5,126
	Principal Amount (000's omitted)
U.S. Treasury Obligations 6.8%
U.S. Treasury Bill, 0.09%, due 5/24/18	$100	100	(e)(f)
U.S. Treasury Bond, 3.88%, due 8/15/40	5	6
U.S. Treasury Inflation- Indexed Bonds(g)
1/15/26 2.00%, due	273	300
4/15/28 3.63%, due	85	107
1/15/29 2.50%, due	46	54
4/15/29 3.88%, due	161	212
4/15/32 3.38%, due	7	9
2/15/46 1.00%, due	47	48
U.S. Treasury Notes 1.38%, due 11/30/18	190	189
4/15/19 0.88%, due	260	257
	Principal Amount (000's omitted)	Value (000's omitted)
2.25 11/15/27%, due	$145	$137
Total U.S. Treasury Obligations (Cost $1,428)		1,419
U.S. Government Agency Securities 0.6%
Federal Home Loan Bank, 5.50%, due 7/15/36	80	104
Federal National Mortgage Association, 5.63%, due 7/15/37	20	26
Total U.S. Government Agency Securities (Cost $134)		130
Mortgage-Backed Securities 7.0%
Collateralized Mortgage Obligations 1.8%
Fannie Mae Connecticut Avenue Securities
Ser. 2017-C02, Class 2M2, (1 month USD LIBOR + 3.65%), 5.55%, due 9/25/29	130	142	(h)
Ser. 2017-C03, Class 1M2, (1 month USD LIBOR + 3.00%), 4.90%, due 10/25/29	25	27	(h)
Ser. 2017-C04, Class 2M2, (1 month USD LIBOR + 2.85%), 4.75%, due 11/25/29	70	73	(h)
Ser. 2017-C05, Class 1M2, (1 month USD LIBOR + 2.20%), 4.10%, due 1/25/30	75	76	(h)
Ser. 2017-C06, Class 1M2, (1 month USD LIBOR + 2.65%), 4.55%, due 2/25/30	15	16	(h)
	Principal Amount (000's omitted)	Value (000's omitted)
Ser. 2017-C06, Class 2M2, (1 month USD LIBOR + 2.80%), 4.70%, due 2/25/30	$20	$21	(h)
Ser. 2018-C02, Class 2M2, (1 month USD LIBOR + 2.20%), 4.10%, due 8/25/30	20	20	(h)
		375
Fannie Mae 3.1%
Pass-Through Certificates
3.50%, TBA, 15 Year Maturity	60	60	(i)
3.50%, TBA, 30 Year Maturity	120	119	(i)
4.00%, TBA, 30 Year Maturity	330	336	(i)
4.50%, TBA, 30 Year Maturity	115	120	(i)
		635
Freddie Mac 2.1%
Pass-Through Certificates
3.50%, TBA, 15 Year Maturity	25	25	(i)
3.50%, TBA, 30 Year Maturity	115	114	(i)
4.00%, TBA, 30 Year Maturity	290	296	(i)
		435
Total Mortgage- Backed Securities (Cost $1,432)		1,445
Corporate Bonds 6.1%
Australia 0.2%
Westpac Banking Corp., (5 year USD ICE Swap + 2.89%), 5.00%, due 12/31/99	35	32	(h)
Belgium 0.2%
Anheuser-Busch InBev Finance, Inc., 4.70%, due 2/1/36	10	10
Anheuser-Busch InBev Worldwide, Inc., 4.75%, due 4/15/58	35	35
		45
See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

	Principal Amount (000's omitted)	Value (000's omitted)
Brazil 0.1%
Vale Overseas Ltd., 6.25%, due 8/10/26	$15		$16
France 0.1%
BNP Paribas SA, 2.38%, due 5/21/20	25	25
Mexico 0.2%
Grupo Bimbo SAB de CV, 4.70%, due 11/10/47	25	23	(j)
Petroleos Mexicanos, 6.50%, due 3/13/27	20	21
		44
Spain 0.1%
Banco Santander SA, 3.80%, due 2/23/28	20	19
United Kingdom 0.5%
Barclays PLC, 4.38%,due 1/12/26	45	44
BAT Capital Corp., 4.54%, due 8/15/47	40	37	(j)
HSBC Holdings PLC, (5 year USD ICE Swap + 3.75%), 6.00%, due 11/22/66	30	30	(h)
		111
United States 4.7%
AbbVie, Inc., 4.70%, due 5/14/45	20	20
Apple, Inc., 4.65%, due 2/23/46	20	21
AT&T, Inc.
4.75 5/15/46%, due	20	19
5.45 3/1/47%, due	30	30
AXA Equitable Holdings, Inc., 5.00%, due 4/20/48	20	19	(j)
Bank of America Corp., (3 month USD LIBOR + 1.07%), 3.97%, due 3/5/29	20	20	(h)
	Principal Amount (000's omitted)	Value (000's omitted)
Bank of America Corp., Ser. L, 3.95%, due 4/21/25	$25	$24
Broadcom Corp./ Broadcom Cayman Finance Ltd.
3.88 1/15/27%, due	80	76
3.50 1/15/28%, due	5	5
Charter Communications Operating LLC/Charter Communications Operating Capital
4.91 7/23/25%, due	45	46
6.48 10/23/45%, due	15	16
5.38 5/1/47%, due	5	5
5.75 4/1/48%, due	20	20
Citigroup, Inc.
(3 month USD LIBOR + 1.56%), 3.89%, due 1/10/28	10	10	(h)
(3 month USD LIBOR + 1.15%), 3.52%, due 10/27/28	10	9	(h)
CVS Health Corp.
4.30 3/25/28%, due	20	20
5.05 3/25/48%, due	50	51
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
5.45 6/15/23%, due	40	42	(j)
6.02 6/15/26%, due	15	16	(j)
Discovery Communications LLC
5.00 9/20/37%, due	15	15
5.20 9/20/47%, due	15	15
Energy Transfer Partners L.P.
6.50 2/1/42%, due	10	11
Ser. B, (3 month USD LIBOR + 4.16%), 6.63%, due 12/31/99	30	28	(h)
	Principal Amount (000's omitted)	Value (000's omitted)
Ford Motor Credit Co. LLC, 3.20%, due 1/15/21	$20	$20
General Electric Co., Ser. D, (3 month USD LIBOR + 3.33%), 5.00%, due 12/29/49	80	79	(h)
Goldman Sachs Group, Inc.
2.60 4/23/20%, due	10	10
(3 month USD LIBOR + 1.51%), 3.69%, due 6/5/28	20	19	(h)
(3 month USD LIBOR + 1.16%), 3.81%, due 4/23/29	35	33	(h)
(3 month USD LIBOR + 1.37%), 4.02%, due 10/31/38	20	18	(h)
5.15 5/22/45%, due	15	15
Hess Corp., 4.30%, due 4/1/27	15	15
HP Enterprise Co.
3.60 10/15/20%, due	20	20
4.90 10/15/25%, due	25	26
JPMorgan Chase & Co., (3 month USD LIBOR + 1.36%), 3.88%, due 7/24/38	15	14	(h)
Kinder Morgan, Inc.
5.00 2/15/21%, due	25	26	(j)
5.55 6/1/45%, due	25	25
Morgan Stanley, (3 month USD LIBOR + 1.14%), 3.77%, due 1/24/29	30	29	(h)
MPLX L.P., 4.70%, due 4/15/48	30	28
Noble Energy, Inc., 5.25%, due 11/15/43	20	21
Synchrony Financial, 2.70%, due 2/3/20	10	10
Verizon Communications, Inc., 4.67%, due 3/15/55	20	18

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

	Principal Amount (000's omitted)	Value (000's omitted)
Wells Fargo & Co., 2.55%, due 12/7/20	$10	$10
		974
Total Corporate Bonds (Cost $1,311)		1,266
Asset-Backed Securities 2.0%
Ally Auto Receivables Trust, Ser. 2017-3, Class A2, 1.53%, due 3/16/20	6	6
Argent Securities, Inc., Ser. 2003-W3, Class M1, (1 month USD LIBOR + 1.13%), 3.02%, due 9/25/33	18	18	(h)
Bear Stearns Asset Backed Securities Trust, Ser. 2006-SD2, Class M2, (1 month USD LIBOR + 0.80%), 2.70%, due 6/25/36	100	97	(h)
Capital One Multi- Asset Execution Trust, Ser. 2016-A1, Class A1, (1 month USD LIBOR + 0.45%), 2.35%, due 2/15/22	10	10	(h)
Carrington Mortgage Loan Trust, Ser. 2006- OPT1, Class M1, (1 month USD LIBOR + 0.35%), 2.25%, due 2/25/36	100	98	(h)
Citibank Credit Card Issuance Trust, Ser. 2017-A3, Class A3, 1.92%, due 4/7/22	100	98
	Principal Amount (000's omitted)	Value (000's omitted)
JP Morgan Mortgage Acquisition Corp., Ser. 2005-OPT2, Class M3, (1 month USD LIBOR + 0.48%), 2.38%, due 12/25/35	$80	$77	(h)
Toyota Auto Receivables Owner Trust, Ser. 2017-B, Class A2A, 1.46%, due 1/15/20	20	20
Total Asset-Backed Securities (Cost $411)		424
	Number of Shares
Exchange-Traded Funds 2.6%
iShares TIPS Bond ETF	2,850	321
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	5,506	151
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	3,000	56
Total Exchange- Traded Funds (Cost $532)		528
Investment Companies(k) 52.5%
Neuberger Berman Emerging Markets Debt Fund Institutional Class	114,916	1,034
Neuberger Berman Emerging Markets Equity Fund Class R6	59,894	1,266
Neuberger Berman Floating Rate Income Fund Institutional Class	44,373	440
Neuberger Berman Genesis Fund Class R6	16,650	958
	Number of Shares	Value (000's omitted)
Neuberger Berman High Income Bond Fund Class R6	113,996	$968
Neuberger Berman International Select Fund Class R6	233,286	3,052	(l)
Neuberger Berman Long Short Credit Fund Class R6	43,867	411
Neuberger Berman Risk Balanced Commodity Strategy Fund Institutional Class	215,888	1,425
Neuberger Berman U.S. Equity Index PutWrite Strategy Fund Class R6	126,624	1,341
Total Investment Companies (Cost $10,127)		10,895
Total Options Purchased(m) 0.0%(b)	1 (Cost $2)
Short-Term Investments 2.3%
Investment Companies 2.3%
State Street Institutional U.S. Government Money Market Fund Premier Class, 1.64%(n) (Cost $483)	482,794	483	(l)
Total Investments 104.6% (Cost $20,636)		21,717
Liabilities Less Other Assets (4.6)%		(961	)(o)
Net Assets 100.0%		$20,756

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

*  Non-income producing security.

(a)  All or a portion of the security is pledged as collateral for options written.

(b)  Represents less than 0.05% of net assets.

(c)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at April 30, 2018 amounted to approximately $10,000, which represents 0.0% of net assets of the Fund.

(d)  Amount less than one thousand.

(e)  All or a portion of the security is pledged as collateral for futures.

(f)  Rate shown was the discount rate at the date of purchase.

(g)  Index-linked bond whose principal amount adjusts according to a government retail price index.

(h)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2018 and changes periodically.

  Benchmarks for Variable / Floating Rates:

  LIBOR = London Interbank Offered Rate

  ICE = Intercontinental Exchange

(i)  TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities (excluding forward sales contracts, if any) at April 30, 2018 amounted to approximately $1,070,000, which represents 5.2% of net assets of the Fund.

(j)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2018, these securities amounted to approximately $163,000, which represents 0.8% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(k)  Affiliated company as defined under the Investment Company Act of 1940, as amended (see Note F of Notes to Financial Statements).

(l)  All or a portion of this security is segregated in connection with obligations for to be announced securities, options written, futures, forward foreign currency contracts and/or swaps with a total value of approximately $3,534,000.

(m)  See "Purchased option contracts" under Derivative Instruments.

(n)  Represents 7-day effective yield as of April 30, 2018.

(o)  Includes the impact of the Fund's open positions in derivatives at April 30, 2018.

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Investment Companies*	$10,895	52.5%
Mortgage-Backed Securities	1,445	7.0%
U.S. Treasury Obligations	1,419	6.8%
Banks	819	3.9%
Exchange-Traded Funds	528	2.6%
Asset-Backed Securities	424	2.0%
Pharmaceuticals	320	1.5%
Oil, Gas & Consumable Fuels	319	1.5%
Media	260	1.2%
Internet Software & Services	254	1.2%
Internet & Direct Marketing Retail	234	1.1%
Insurance	228	1.1%
Technology Hardware, Storage & Peripherals	224	1.1%
Health Care Providers & Services	218	1.1%
Semiconductors & Semiconductor Equipment	202	1.0%
Chemicals	185	0.9%
Beverages	169	0.8%
IT Services	166	0.8%
Food & Staples Retailing	150	0.7%
Biotechnology	140	0.7%
Software	138	0.7%
U.S. Government Agency Securities	130	0.6%
Computers	125	0.6%
Pipelines	118	0.6%
Trading Companies & Distributors	108	0.5%
Hotels, Restaurants & Leisure	105	0.5%
Automobiles	97	0.5%
Metals & Mining	96	0.4%
Equity Real Estate Investment Trusts	89	0.4%
Mortgage Real Estate Investment	87	0.4%
Household Durables	86	0.4%
Electronic Equipment, Instruments & Components	85	0.4%
Diversified Telecommunication Services	83	0.4%
Semiconductors	81	0.4%
Miscellaneous Manufacturers	79	0.4%
Health Care Equipment & Supplies	77	0.4%
Capital Markets	76	0.4%
Aerospace & Defense	73	0.4%
Telecommunications	67	0.3%
Multi-Utilities	63	0.3%
Food Products	62	0.3%
Oil & Gas	57	0.3%
Electric Utilities	41	0.2%
Agriculture	37	0.2%
Construction & Engineering	36	0.2%
Textiles, Apparel & Luxury Goods	35	0.2%
Specialty Retail	33	0.2%
Machinery	32	0.2%
Wireless Telecommunication Services	32	0.2%
Industrial Conglomerates	28	0.1%
Electrical Equipment	25	0.1%
Diversified Financial Services	24	0.1%

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

POSITIONS BY INDUSTRY (cont'd)

Industry	Investments at Value (000's omitted)	Percentage of Net Assets
Multiline Retail	$24	0.1%
Real Estate Management & Development	24	0.1%
Communications Equipment	23	0.1%
Food	23	0.1%
Commercial Services & Supplies	21	0.1%
Distributors	21	0.1%
Independent Power and Renewable Electricity Producers	21	0.1%
Auto Manufacturers	20	0.1%
Airlines	19	0.1%
Transportation Infrastructure	17	0.1%
Iron—Steel	16	0.1%
Building Products	15	0.1%
Diversified Consumer Services	14	0.1%
Life Sciences Tools & Services	14	0.1%
Road & Rail	12	0.1%
Containers & Packaging	9	0.0%
Household Products	9	0.0%
Tobacco	9	0.0%
Auto Components	8	0.0%
Air Freight & Logistics	7	0.0%
Construction Materials	4	0.0%
Short-Term Investments and Other Liabilities—Net	(478)	(2.3)%
	$20,756	100.0%

*  Each position is an Investment Company under the 1940 Act, as amended, and is not treated as an industry for purposes of the Fund's policy on industry concentration. This represents the aggregate of all investment companies.

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

Derivative Instruments

Futures contracts ("futures")

At April 30, 2018, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
5/2018	1	HSCEI Index	$78,134	$1,911
6/2018	3	Euro-Bund	575,083	(401)
6/2018	1	Topix Index	162,779	5,580
6/2018	17	Euro STOXX 50 Index	713,184	19,141
6/2018	1	FTSE 100 Index	102,702	4,991
6/2018	2	MSCI EAFE Index	202,650	(1,100)
6/2018	13	MSCI Emerging Markets Index	748,930	(43,797)
6/2018	4	S&P 500 E-Mini Index	529,400	(40)
6/2018	10	Stoxx Europe 600	230,048	11,581
6/2018	1	Canadian Bond, 10 Year	102,379	(8)
6/2018	4	U.S. Treasury Long Bond	575,375	(6,209)
6/2018	11	U.S. Treasury Note, 10 Year	1,315,875	(3,395)
6/2018	1	U.S. Treasury Note, 5 Year	113,508	(281)
Total Long Positions			$5,450,047	$(12,027)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2018	4	Euro-Bund	$(766,777)	$(7,787)
6/2018	2	Euro-OAT	(371,482)	(5,072)
6/2018	4	S&P 500 E-Mini Index	(529,400)	28,400
6/2018	1	U.S. Treasury Note, Ultra 10 Year	(127,891)	(563)
6/2018	3	U.S. Treasury Long Bond	(431,531)	(3,059)
6/2018	3	U.S. Treasury Note, 10 Year	(358,875)	1,023
6/2018	1	U.S. Treasury Ultra Bond	(157,125)	(2,617)
Total Short Positions			$(2,743,081)	$10,325
Total Futures				$(1,702)

At April 30, 2018, the Fund had $153,724 deposited in a segregated account to cover margin requirements on open futures. The Fund had securities pledged in the amount of $99,898 to cover collateral requirements on open futures.

For the six months ended April 30, 2018, the average notional value of futures for the Fund was $4,166,359 for long positions and $(2,867,788) for short positions.

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

Forward foreign currency contracts ("forward contracts")

At April 30, 2018, open forward contracts for the Fund were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
165,180	USD	217,117	AUD	Citibank, N.A.	7/24/2018	$1,664
46,802	USD	60,099	AUD	JPMorgan Chase Bank N.A.	7/24/2018	1,540
93,462	USD	120,009	AUD	Royal Bank of Canada	7/24/2018	3,080
113,857	USD	146,410	AUD	Standard Chartered Bank	7/24/2018	3,592
175,287	USD	225,313	AUD	State Street Bank and Trust Company	7/24/2018	5,597
784,736	USD	989,638	CAD	Goldman Sachs International	7/24/2018	12,469
25,788	USD	32,575	CAD	Goldman Sachs International	7/24/2018	368
516,847	USD	652,114	CAD	JPMorgan Chase Bank N.A.	7/24/2018	7,969
140,204	USD	175,747	CAD	JPMorgan Chase Bank N.A.	7/24/2018	3,060
416,060	USD	524,986	CAD	Royal Bank of Canada	7/24/2018	6,386
76,501	USD	73,305	CHF	Citibank, N.A.	7/24/2018	1,992
163,458	USD	156,832	CHF	Goldman Sachs International	7/24/2018	4,049
15,874	USD	15,329	CHF	Goldman Sachs International	7/24/2018	293
130,042	USD	124,766	CHF	JPMorgan Chase Bank N.A.	7/24/2018	3,226
332,553	USD	318,845	CHF	Royal Bank of Canada	7/24/2018	8,469
762,675	USD	730,784	CHF	Societe Generale	7/24/2018	19,884
16,589	USD	15,900	CHF	Standard Chartered Bank	7/24/2018	427
611,143	USD	489,926	EUR	Citibank, N.A.	7/24/2018	15,732
36,425	USD	29,292	EUR	JPMorgan Chase Bank N.A.	7/24/2018	826
32,982	USD	26,447	EUR	Royal Bank of Canada	7/24/2018	841
1,843,042	USD	1,477,714	EUR	State Street Bank and Trust Company	7/24/2018	47,162
283,527	USD	227,424	EUR	State Street Bank and Trust Company	7/24/2018	7,137
86,136	USD	69,008	EUR	State Street Bank and Trust Company	7/24/2018	2,270
81,582	USD	65,858	EUR	State Street Bank and Trust Company	7/24/2018	1,544
212,005	USD	148,474	GBP	Citibank, N.A.	7/24/2018	6,771
113,652	USD	79,548	GBP	Citibank, N.A.	7/24/2018	3,694
26,206	USD	18,236	GBP	JPMorgan Chase Bank N.A.	7/24/2018	998
173,731	USD	121,628	GBP	Standard Chartered Bank	7/24/2018	5,606
1,019,177	USD	714,238	GBP	State Street Bank and Trust Company	7/24/2018	31,896
83,888	USD	58,653	GBP	State Street Bank and Trust Company	7/24/2018	2,813
124,609	USD	13,269,839	JPY	Citibank, N.A.	7/24/2018	2,521
184,016	USD	19,906,355	JPY	Citibank, N.A.	7/24/2018	869
103,013	USD	10,977,706	JPY	Goldman Sachs International	7/24/2018	2,013
20,826	USD	2,227,144	JPY	Goldman Sachs International	7/24/2018	335
146,727	USD	15,617,632	JPY	Societe Generale	7/24/2018	3,038
19,705	USD	2,098,467	JPY	Standard Chartered Bank	7/24/2018	399
277,929	USD	29,618,797	JPY	State Street Bank and Trust Company	7/24/2018	5,424
56,072	USD	5,986,807	JPY	State Street Bank and Trust Company	7/24/2018	991
95,618	USD	101,575,417	KRW	Goldman Sachs International	7/24/2018	539
64,453	USD	1,179,737	MXN	State Street Bank and Trust Company	7/24/2018	2,175

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
105,160	USD	826,301	NOK	Citibank, N.A.	7/24/2018	$1,844
324,793	USD	2,509,806	NOK	Goldman Sachs International	7/24/2018	10,981
52,755	USD	407,799	NOK	JPMorgan Chase Bank N.A.	7/24/2018	1,766
116,557	USD	901,703	NOK	State Street Bank and Trust Company	7/24/2018	3,813
404,681	USD	552,269	NZD	JPMorgan Chase Bank N.A.	7/24/2018	16,133
569,101	USD	775,642	NZD	Societe Generale	7/24/2018	23,399
220,089	USD	300,404	NZD	Standard Chartered Bank	7/24/2018	8,740
437,877	USD	598,107	NZD	State Street Bank and Trust Company	7/24/2018	17,080
58,120	USD	79,622	NZD	State Street Bank and Trust Company	7/24/2018	2,102
309,161	USD	2,572,807	SEK	Citibank, N.A.	7/24/2018	13,448
173,841	USD	1,448,243	SEK	Goldman Sachs International	7/24/2018	7,383
47,529	USD	397,063	SEK	JPMorgan Chase Bank N.A.	7/24/2018	1,891
119,438	USD	993,096	SEK	Societe Generale	7/24/2018	5,294
6	USD	72	ZAR	State Street Bank and Trust Company	7/24/2018	0 (a)
Total unrealized appreciation						$343,533
529,887	AUD	412,469	USD	Citibank, N.A.	7/24/2018	(13,397)
487,539	AUD	379,556	USD	Goldman Sachs International	7/24/2018	(12,377)
161,797	AUD	126,045	USD	Societe Generale	7/24/2018	(4,191)
136,036	AUD	104,745	USD	State Street Bank and Trust Company	7/24/2018	(2,293)
295,648	CAD	230,815	USD	Citibank, N.A.	7/24/2018	(106)
595,948	CAD	475,478	USD	Citibank, N.A.	7/24/2018	(10,429)
980,499	CAD	780,431	USD	Societe Generale	7/24/2018	(15,297)
95,668	CAD	76,275	USD	Standard Chartered Bank	7/24/2018	(1,620)
1,068,980	CAD	847,232	USD	State Street Bank and Trust Company	7/24/2018	(13,051)
108,059	CHF	112,582	USD	Citibank, N.A.	7/24/2018	(2,748)
28,926	CHF	30,212	USD	JPMorgan Chase Bank N.A.	7/24/2018	(811)
258,927	CHF	269,435	USD	State Street Bank and Trust Company	7/24/2018	(6,253)
379,019	CHF	395,064	USD	State Street Bank and Trust Company	7/24/2018	(9,817)
102,771	EUR	126,351	USD	Citibank, N.A.	7/24/2018	(1,452)
494,784	EUR	616,857	USD	Goldman Sachs International	7/24/2018	(15,541)
572,851	EUR	713,990	USD	JPMorgan Chase Bank N.A.	7/24/2018	(17,799)
9,179	EUR	11,459	USD	Societe Generale	7/24/2018	(304)
224,076	EUR	279,532	USD	Standard Chartered Bank	7/24/2018	(7,210)
76,541	GBP	107,274	USD	Citibank, N.A.	7/24/2018	(1,472)
22,014	GBP	31,091	USD	Goldman Sachs International	7/24/2018	(661)
354,845	GBP	506,643	USD	Goldman Sachs International	7/24/2018	(16,146)
287,153	GBP	410,059	USD	JPMorgan Chase Bank N.A.	7/24/2018	(13,131)
235,666	GBP	336,709	USD	Royal Bank of Canada	7/24/2018	(10,951)
107,798	GBP	154,088	USD	Societe Generale	7/24/2018	(5,080)
1,414,069	JPY	13,288	USD	JPMorgan Chase Bank N.A.	7/24/2018	(278)
44,852,461	JPY	420,698	USD	JPMorgan Chase Bank N.A.	7/24/2018	(8,036)
28,031,634	JPY	263,039	USD	Royal Bank of Canada	7/24/2018	(5,136)
40,246,991	KRW	37,915	USD	State Street Bank and Trust Company	7/24/2018	(242)

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
1,180,153	MXN	64,465	USD	Goldman Sachs International	7/24/2018	$(2,164)
3,756,799	NOK	486,556	USD	Citibank, N.A.	7/24/2018	(16,828)
166,310	NOK	21,383	USD	Goldman Sachs International	7/24/2018	(588)
1,218,692	NOK	157,324	USD	JPMorgan Chase Bank N.A.	7/24/2018	(4,946)
1,427,648	NOK	184,852	USD	Royal Bank of Canada	7/24/2018	(6,347)
2,247,380	NOK	291,200	USD	Societe Generale	7/24/2018	(10,201)
189,989	NOK	24,578	USD	Standard Chartered Bank	7/24/2018	(822)
78,796	NZD	57,772	USD	Citibank, N.A.	7/24/2018	(2,336)
462,745	NZD	330,074	USD	Citibank, N.A.	7/24/2018	(4,510)
628,923	NZD	460,850	USD	Goldman Sachs International	7/24/2018	(18,372)
174,199	NZD	127,776	USD	JPMorgan Chase Bank N.A.	7/24/2018	(5,218)
243,549	NZD	178,465	USD	Royal Bank of Canada	7/24/2018	(7,117)
141,751	NZD	102,405	USD	State Street Bank and Trust Company	7/24/2018	(2,676)
216,552	NZD	158,990	USD	State Street Bank and Trust Company	7/24/2018	(6,636)
125,840	SEK	14,922	USD	Goldman Sachs International	7/24/2018	(458)
1,413,426	SEK	169,555	USD	JPMorgan Chase Bank N.A.	7/24/2018	(7,099)
2,360,825	SEK	283,423	USD	Royal Bank of Canada	7/24/2018	(12,075)
2,161,008	SEK	259,355	USD	Standard Chartered Bank	7/24/2018	(10,973)
918,269	SEK	110,280	USD	State Street Bank and Trust Company	7/24/2018	(4,736)
8,902,936	SEK	1,068,311	USD	State Street Bank and Trust Company	7/24/2018	(45,028)
Total unrealized depreciation						$(364,959)
Total net unrealized depreciation						$(21,426)

AUD = Australian Dollar

CAD = Canadian Dollar

CHF = Swiss Franc

EUR = Euro

GBP = Pound Sterling

JPY = Japanese Yen

KRW = South Korean Won(b)

MXN = Mexican Peso

NOK = Norwegian Krone

NZD = New Zealand Dollar

SEK = Swedish Krona

ZAR = South African Rand

(a)  Amount less than one dollar.

(b)  Non-deliverable forward contracts.

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

For the six months ended April 30, 2018, the Fund's investments in forward contracts had an average notional value of $27,284,085.

Total return swap contracts ("total return swaps")

At April 30, 2018, the Fund had outstanding over-the-counter total return swaps as follows:

Long Total Return Swaps

Counterparty	Reference Entity	Notional Amount(r)		Maturity Date	Variable- rate(q)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Goldman Sachs International	MSCI Europe ex UK Financials Index	EUR	78,190	9/15/2018	(0.18	)%(a)	$30	$29	$59
JPMorgan Chase Bank N.A.	STOXX Europe 600 Travel & Leisure (Net Return) Index	EUR	196,741	11/15/2018	(0.45	)%(b)	(10,886)	383	(10,503)
JPMorgan Chase Bank N.A.	STOXX Europe 600 Basic Resources (Net Return) Index	EUR	71,529	3/8/2019	(0.47	)%(c)	2,829	54	2,883
Goldman Sachs International	S&P 500 Energy Sector Total Return Index		$108,466	6/13/2018	2.66	%(d)	7,479	(281)	7,198
Goldman Sachs International	S&P 500 Financials Sector Total Return Index		99,778	6/13/2018	2.80	%(e)	(679)	(298)	(977)
Citibank, N.A.	S&P Industrials Sector Total Return Index		154,392	6/19/2018	2.78	%(f)	(5,920)	(429)	(6,349)
JPMorgan Chase Bank N.A.	S&P 500 Total Return Index		218,108	4/3/2019	2.40	%(g)	2,997	(393)	2,604
Citibank, N.A.	S&P 500 Financials Sector Total Return Index		102,779	4/26/2019	2.15	%(h)	(986)	—	(986)
Total							$(5,136)	$(935)	$(6,071)

Short Total Return Swaps

Counterparty	Reference Entity	Notional Amount(r)		Maturity Date	Variable- rate(q)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Goldman Sachs International	MSCI Daily Total Return Gross Europe ex UK Index	EUR	(80,538)	9/15/18	(0.18	)%(i)	$(2,901)	$(66)	$(2,967)
JPMorgan Chase Bank N.A.	STOXX Europe 600 (Net Return) Index	EUR	(98,318)	11/15/18	(0.67	)%(j)	218	(160)	58
JPMorgan Chase Bank N.A.	STOXX Europe 600 Utilities (Net Return) Index	EUR	(110,594)	3/8/19	(0.81	)%(k)	(8,118)	(84)	(8,202)
JPMorgan Chase Bank N.A.	FTSE 100 Net of Tax Index	GBP	(89,307)	11/15/18	(0.35	)%(l)	(2,943)	54	(2,889)
Goldman Sachs International	S&P 500 Total Return Index		$(202,529)	6/13/2018	2.62	%(m)	(209)	552	343

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

Counterparty	Reference Entity	Notional Amount(r)	Maturity Date	Variable- rate(q)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Citibank, N.A.	S&P 500 Consumer Durables & Apparel Group Total Return Index	$(160,935)	6/19/2018	2.40	%(n)	$(924)	$360	$(564)
Goldman Sachs International	MSCI U.S. REIT Index	(199,563)	7/13/18	2.57	%(n)	3,757	471	4,228
JPMorgan Chase Bank N.A.	S&P 500 Utilities Sector Total Return Index	(109,702)	4/3/2019	2.27	%(o)	(2,716)	29	(2,687)
JPMorgan Chase Bank N.A.	S&P 500 Consumer Staples Sector Total Return Index	(104,653)	4/3/2019	2.27	%(o)	3,481	176	3,657
Citibank, N.A.	S&P 500 Consumer Discretionry Sector Total Return Index	(103,006)	4/26/2019	2.02	%(p)	383	—	383
Total						$(9,972)	$1,332	$(8,640)

(a)  Fund pays 3-month EURIBOR plus 0.15%. Payment frequency—quarterly. Fund receives return on reference entity. Payment frequency—upon termination.

(b)  Fund pays 3-month EURIBOR minus 0.12%. Payment frequency—quarterly. Fund receives return on reference entity. Payment frequency—quarterly.

(c)  Fund pays 3-month EURIBOR minus 0.14%. Payment frequency—quarterly. Fund receives return on reference entity. Payment frequency—quarterly.

(d)  Fund pays 3-month USD LIBOR plus 0.54%. Payment frequency—quarterly. Fund receives return on reference entity. Payment frequency—upon termination.

(e)  Fund pays 3-month USD LIBOR plus 0.68%. Payment frequency—quarterly. Fund receives return on reference entity. Payment frequency—upon termination.

(f)  Fund pays 3-month USD LIBOR plus 0.60%. Payment frequency—quarterly. Fund receives return on reference entity. Payment frequency—upon termination.

(g)  Fund pays 1-month USD LIBOR plus 0.50%. Payment frequency—monthly. Fund receives return on reference entity. Payment frequency—upon termination.

(h)  Fund pays 1-month USD LIBOR plus 0.25%. Payment frequency—monthly. Fund receives return on reference entity. Payment frequency—upon termination.

(i)  Fund receives 3-month EURIBOR plus 0.15%. Payment frequency—quarterly. Fund pays return on reference entity. Payment frequency—upon termination.

(j)  Fund receives 3-month EURIBOR minus 0.34%. Payment frequency—quarterly. Fund pays return on reference entity. Payment frequency—quarterly.

(k)  Fund receives 3-month EURIBOR minus 0.48%. Payment frequency—quarterly. Fund pays return on reference entity. Payment frequency—quarterly.

(l)  Fund receives 3-month EURIBOR minus 0.02%. Payment frequency—quarterly. Fund pays return on reference entity. Payment frequency—quarterly.

(m)  Fund receives 3-month USD LIBOR plus 0.50%. Payment frequency—quarterly. Fund pays return on reference entity. Payment frequency—upon termination.

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

(n)  Fund receives 3-month USD LIBOR plus 0.22%. Payment frequency—quarterly. Fund pays return on reference entity. Payment frequency—upon termination.

(o)  Fund receives 1-month USD LIBOR plus 0.37%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(p)  Fund receives 1-month USD LIBOR plus 0.12%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

EURIBOR = Euro Interbank Offered Rate

LIBOR = London Interbank Offered Rate

(q)  Effective rate at April 30, 2018.

(r)  Notional amount is stated in the currency in which the contract is denominated.

EUR = Euro

GBP = Pound Sterling

For the six months ended April 30, 2018, the average notional value of total return swaps was $635,911 for long positions and $(843,457) for short positions.

Purchased option contracts ("options purchased")

At April 30, 2018, the Fund had outstanding options purchased as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Index
S&P 500 Mini Index	10	$264,810	$288	5/4/2018	$0	(a)(b)
S&P 500 Mini Index	8	211,848	292.5	5/4/2018	0	(a)(b)
S&P 500 Mini Index	7	185,367	295	5/4/2018	0	(a)(b)
S&P 500 Mini Index	9	238,329	292.5	5/11/2018	0	(a)(b)
S&P 500 Mini Index	17	450,177	295	5/11/2018	17
S&P 500 Mini Index	9	238,329	294	5/18/2018	0	(a)(b)
S&P 500 Mini Index	8	211,848	295	5/18/2018	8
S&P 500 Mini Index	9	238,329	295	5/25/2018	14
Total calls (cost $253)					$39
Puts
Index
S&P 500 Mini Index	10	264,810	235	5/4/2018	0	(a)(b)
S&P 500 Mini Index	15	397,215	240	5/4/2018	37
S&P 500 Mini Index	18	476,658	240	5/11/2018	171
S&P 500 Mini Index	8	211,848	241	5/11/2018	80
S&P 500 Mini Index	9	238,329	240	5/18/2018	166
S&P 500 Mini Index	8	211,848	241	5/18/2018	156
S&P 500 Mini Index	9	238,329	241	5/25/2018	275
Total puts (cost $1,962)					$885
Total options purchased (cost $2,215)					$924

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

(a)  Security fair valued as of April 30, 2018 in accordance with procedures approved by the Board of Trustees.

(b)  Value determined using significant unobservable inputs.

Written option contracts ("options written")

At April 30, 2018, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Index
S&P 500 Mini Index	10	$264,810	267	5/4/2018	$(755)
S&P 500 Mini Index	8	211,848	271	5/4/2018	(64)
S&P 500 Mini Index	7	185,367	270	5/4/2018	(98)
S&P 500 Mini Index	9	238,329	272	5/11/2018	(225)
S&P 500 Mini Index	8	211,848	271	5/11/2018	(300)
S&P 500 Mini Index	9	238,329	270.5	5/11/2018	(414)
S&P 500 Mini Index	17	450,177	272	5/18/2018	(901)
S&P 500 Mini Index	9	238,329	273	5/25/2018	(545)
Total calls (premium received $12,324)					$(3,302)
Puts
Index
S&P 500 Mini Index	10	264,810	257	5/4/2018	(210)
S&P 500 Mini Index	8	211,848	263	5/4/2018	(856)
S&P 500 Mini Index	7	185,367	264	5/4/2018	(970)
S&P 500 Mini Index	9	238,329	261	5/11/2018	(1,255)
S&P 500 Mini Index	9	238,329	263	5/11/2018	(1,751)
S&P 500 Mini Index	8	211,848	265	5/11/2018	(2,152)
S&P 500 Mini Index	9	238,329	262	5/18/2018	(2,034)
S&P 500 Mini Index	8	211,848	263.5	5/18/2018	(2,204)
S&P 500 Mini Index	9	238,329	262.5	5/25/2018	(2,605)
Total puts (premium received $15,903)					$(14,037)
Total options written (premium received $28,227)					$(17,339)

(a)  Security fair valued as of April 30, 2018 in accordance with procedures approved by the Board of Trustees.

(b)  Value determined using significant unobservable inputs.

For the six months ended April 30, 2018, the Fund had an average market value of $1,009 in options purchased and $(18,355) in options written. At April 30, 2018, the Fund had securities pledged in the amount of $1,019,891 to cover collateral requirements for options written.

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3(c)	Total
Investments:
Common Stocks
Australia	$—	$72	$—	$72
Austria	1	43	—	44
Belgium	—	23	—	23
China	109	8	—	117
Denmark	—	39	—	39
Finland	—	12	—	12
France	—	95	—	95
Germany	—	164	—	164
Hong Kong	—	31	—	31
Isreal	—	7	—	7
Italy	—	76	—	76
Japan	—	323	—	323
Netherlands	—	34	—	34
Norway	—	7	—	7
Singapore	—	21	—	21
Spain	—	29	—	29
Sweden	—	21	—	21
Switzerland	—	119	—	119
United Kingdom	4	199	—	203
United States	3,547	11	—	3,558
Other Common Stocks(a)	131	—	—	131
Total Common Stocks	3,792	1,334	—	5,126
U.S. Treasury Obligations	—	1,419	—	1,419
U.S. Government Agency Securities	—	130	—	130
Mortgage-Backed Securities(a)	—	1,445	—	1,445
Corporate Bonds(a)	—	1,266	—	1,266
Asset-Backed Securities	—	424	—	424
Exchange-Traded Funds	528	—	—	528
Investment Companies	—	10,895	—	10,895
Options Purchased(b)	1	—	0	1
Short-Term Investments	—	483	—	483
Total Investments	$4,321	$17,396	$0	$21,717

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

(b)  The "Purchased option contracts" table under Derivative Instruments provides information on the industry or sector categorization for the portfolio.

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

(c)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 11/1/2017	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)		Purchases		Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2018
Investment in securities (000's omitted)
Options Purchased(e)
Calls
Index	$—	$—	$—	$(0	)(d)	$0	(d)	$—	$—	$—	$0	$(0	)(d)
Puts
Index	—	—	—	(1)		1		—	—	—	0	(1)
Total	$—	$—	$—	$(1)		$1		$—	$—	$—	$0	$(1)

(d)  Amount less than one thousand.

(e)  As of the six months ended April 30, 2018, these investments were valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

As of the six months ended April 30, 2018, certain securities were transferred from one level (as of October 31, 2017) to another. Based on beginning of period market values as of November 1, 2017, $906,000 was transferred from Level 1 to Level 2. These securities were categorized as Level 2 as of April 30, 2018, due to the use of Interactive Data Pricing and Reference Data LLC adjusted prices, as stated in the description of the valuation methods of foreign equity securities in the Notes to Financial Statements and/or foreign exchanges having been closed and, therefore, no prices having been readily available for the securities as of that date.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2018:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3(b)	Total
Futures(a)
Assets	$73	$—	$—	$73
Liabilities	(75)	—	—	(75)
Forward Contracts(a)
Assets	—	344	—	344
Liabilities	—	(365)	—	(365)
Swaps
Assets	—	21	—	21
Liabilities	—	(36)	—	(36)
Options Written
Liabilities	(17)	—	—	(17)
Total	$(19)	$(36)	$—	$(55)

See Notes to Financial Statements

Schedule of Investments Global Allocation Fund (Unaudited) (cont'd)

(a)  Futures and forward contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 11/1/2017		Accrued discounts/ (premiums)	Realized gain/(loss)		Change in unrealized appreciation/ (depreciation)		Purchases		Sales		Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2018
Other Financial Instruments (000's omitted)
Options Written(d)
Calls
Index	$(0	)(c)	$—	$0	(c)	$(0	)(c)	$0	(c)	$(0	)(c)	$—	$—	$—	$—
Puts
Index	(0)		—	0	(c)	(0	)(c)	0	(c)	(0	)(c)	—	—	—	—
Total	$(0	)(c)	$—	$0	(c)	$(0	)(c)	$0	(c)	$(0	)(c)	$—	$—	$—	$—

(c)  Amount less than one thousand.

(d)  At the beginning of the period, the Fund's Level 3 investments were valued in accordance with procedures approved by the Board of Trustees. The Fund held no Level 3 investments in options written at April 30, 2018.
See Notes to Financial Statements

Schedule of Investments Hedged Option Premium Strategy Fund (Unaudited) April 30, 2018

PRINCIPAL AMOUNT	VALUE
(000's omitted)	(000's omitted)
U.S. Treasury Obligations 98.1%
	U.S. Treasury Notes
$600	1.13%, due 6/15/18	$599
2,600	1.00%, due 9/15/18—3/15/19	2,579
1,800	1.25%, due 12/15/18	1,790	(a)
4,000	0.88%, due 6/15/19—9/15/19	3,927
3,100	1.38%, due 12/15/19—9/15/20	3,032	(a)
2,500	1.63%, due 3/15/20—6/30/20	2,458	(a)
1,400	1.50%, due 6/15/20	1,370
1,500	1.88%, due 12/15/20	1,473
	Total U.S. Treasury Obligations (Cost $17,417)	17,228
NUMBER OF SHARES
	Total Options Purchased(b) 0.1% (Cost $21)	8
Short-Term Investments 1.5%
Investment Companies 1.5%
266,117	State Street Institutional U.S. Government Money Market Fund Premier Class, 1.63%(c)	266	(d)
	(Cost $266)
	Total Investments 99.7% (Cost $17,704)	17,502
	Other Assets Less Liabilities 0.3%	61	(e)
	Net Assets 100.0%	$17,563

(a)  All or a portion of the security is pledged as collateral for options written.

(b)  See "Purchased option contracts" under Derivative Instruments.

(c)  Represents 7-day effective yield as of April 30, 2018.

(d)  All or a portion of this security is segregated in connection with obligations for options written with a total value of approximately $266,000.

(e)  Includes the impact of the Fund's open positions in derivatives at April 30, 2018.

See Notes to Financial Statements

Schedule of Investments Hedged Option Premium Strategy Fund (Unaudited) (cont'd)

Derivative Instruments

Purchased option contracts ("options purchased")

At April 30, 2018, the Fund had outstanding options purchased as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Index
Russell 2000 Index	2	$308,376	$1,685	5/4/2018	$0	(a)(b)
Russell 2000 Index	2	308,376	1,705	5/4/2018	0	(a)(b)
Russell 2000 Index	1	154,188	1,730	5/4/2018	0	(a)(b)
Russell 2000 Index	3	462,564	1,710	5/11/2018	0	(a)(b)
Russell 2000 Index	2	308,376	1,730	5/11/2018	0	(a)(b)
Russell 2000 Index	2	308,376	1,710	5/18/2018	20
Russell 2000 Index	2	308,376	1,730	5/18/2018	10
Russell 2000 Index	2	308,376	1,710	5/25/2018	58
S&P 500 Index	6	1,588,830	2,900	5/4/2018	0	(a)(b)
S&P 500 Index	6	1,588,830	2,925	5/4/2018	0	(a)(b)
S&P 500 Index	6	1,588,830	2,950	5/4/2018	0	(a)(b)
S&P 500 Index	6	1,588,830	2,925	5/11/2018	0	(a)(b)
S&P 500 Index	6	1,588,830	2,940	5/11/2018	0	(a)(b)
S&P 500 Index	6	1,588,830	2,950	5/11/2018	0	(a)(b)
S&P 500 Index	6	1,588,830	2,935	5/18/2018	0	(a)(b)
S&P 500 Index	6	1,588,830	2,955	5/18/2018	0	(a)(b)
S&P 500 Index	6	1,588,830	2,925	5/25/2018	180	(a)(b)
Total calls (cost $1,919)					$268
Puts
Index
Russell 2000 Index	2	$308,376	$1,380	5/4/2018	$0	(a)(b)
Russell 2000 Index	2	308,376	1,395	5/4/2018	0	(a)(b)
Russell 2000 Index	1	154,188	1,415	5/4/2018	6
Russell 2000 Index	2	308,376	1,395	5/11/2018	70
Russell 2000 Index	1	154,188	1,400	5/11/2018	40
Russell 2000 Index	2	308,376	1,415	5/11/2018	110
Russell 2000 Index	2	308,376	1,400	5/18/2018	195
Russell 2000 Index	2	308,376	1,415	5/18/2018	250
Russell 2000 Index	2	308,376	1,400	5/25/2018	400
S&P 500 Index	6	1,588,830	2,375	5/4/2018	135
S&P 500 Index	6	1,588,830	2,395	5/4/2018	150
S&P 500 Index	6	1,588,830	2,420	5/4/2018	180
S&P 500 Index	6	1,588,830	2,395	5/11/2018	540

See Notes to Financial Statements

Schedule of Investments Hedged Option Premium Strategy Fund (Unaudited) (cont'd)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Puts
Index
S&P 500 Index	6	1,588,830	$2,400	5/11/2018	$555
S&P 500 Index	6	1,588,830	2,420	5/11/2018	645
S&P 500 Index	6	1,588,830	2,400	5/18/2018	1,050
S&P 500 Index	6	1,588,830	2,420	5/18/2018	1,200
S&P 500 Index	6	1,588,830	2,400	5/25/2018	1,740
Total puts (cost $19,352)					$7,266
Total options purchased (cost $21,271)					$7,534

(a)  Security fair valued as of April 30, 2018 in accordance with procedures approved by the Board of Trustees.

(b)  Value determined using significant unobservable inputs.

Written option contracts ("options written")

At April 30, 2018, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Index
Russell 2000 Index	2	$308,376	$1,560	5/4/2018	$(565)
Russell 2000 Index	2	308,376	1,575	5/4/2018	(135)
Russell 2000 Index	1	154,188	1,585	5/4/2018	(25)
Russell 2000 Index	1	154,188	1,570	5/11/2018	(400)
Russell 2000 Index	2	308,376	1,580	5/11/2018	(425)
Russell 2000 Index	2	308,376	1,595	5/11/2018	(150)
Russell 2000 Index	2	308,376	1,580	5/18/2018	(810)
Russell 2000 Index	2	308,376	1,605	5/18/2018	(195)
Russell 2000 Index	2	308,376	1,585	5/25/2018	(1,130)
S&P 500 Index	6	1,588,830	2,690	5/4/2018	(1,485)
S&P 500 Index	6	1,588,830	2,700	5/4/2018	(810)
S&P 500 Index	6	1,588,830	2,715	5/4/2018	(360)
S&P 500 Index	6	1,588,830	2,695	5/11/2018	(4,020)
S&P 500 Index	6	1,588,830	2,710	5/11/2018	(2,250)
S&P 500 Index	6	1,588,830	2,730	5/11/2018	(1,005)
S&P 500 Index	6	1,588,830	2,710	5/18/2018	(4,110)
S&P 500 Index	6	1,588,830	2,740	5/18/2018	(1,530)
S&P 500 Index	6	1,588,830	2,720	5/25/2018	(4,830)
Total calls (premium received $107,994)					$(24,235)

See Notes to Financial Statements

Schedule of Investments Hedged Option Premium Strategy Fund (Unaudited) (cont'd)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Puts
Index
Russell 2000 Index	2	$308,376	$1,500	5/4/2018	$(270)
Russell 2000 Index	2	308,376	1,525	5/4/2018	(900)
Russell 2000 Index	1	154,188	1,555	5/4/2018	(1,710)
Russell 2000 Index	2	308,376	1,520	5/11/2018	(1,590)
Russell 2000 Index	1	154,188	1,540	5/11/2018	(1,420)
Russell 2000 Index	2	308,376	1,550	5/11/2018	(3,780)
Russell 2000 Index	2	308,376	1,530	5/18/2018	(2,820)
Russell 2000 Index	2	308,376	1,540	5/18/2018	(3,540)
Russell 2000 Index	2	308,376	1,525	5/25/2018	(3,220)
S&P 500 Index	6	1,588,830	2,585	5/4/2018	(1,935)
S&P 500 Index	6	1,588,830	2,620	5/4/2018	(5,040)
S&P 500 Index	6	1,588,830	2,660	5/4/2018	(13,740)
S&P 500 Index	6	1,588,830	2,605	5/11/2018	(7,800)
S&P 500 Index	6	1,588,830	2,640	5/11/2018	(13,920)
S&P 500 Index	6	1,588,830	2,645	5/11/2018	(15,090)
S&P 500 Index	6	1,588,830	2,630	5/18/2018	(15,300)
S&P 500 Index	6	1,588,830	2,635	5/18/2018	(16,380)
S&P 500 Index	6	1,588,830	2,615	5/25/2018	(15,660)
Total puts (premium received $150,889)					$(124,115)
Total options written (premium received $258,883)					$(148,350)

For the six months ended April 30, 2018, the Fund had an average market value of $8,742 in options purchased and $(164,299) in options written. At April 30, 2018, the Fund had securities pledged in the amount of $2,668,746 to cover collateral requirements for options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3(b)		Total
Investments:
U.S. Treasury Obligations	$—	$17,228	$—		$17,228
Options Purchased(a)	8	—	0	(c)	8
Short-Term Investments	—	266	—		266
Total Investments	$8	$17,494	$0	(c)	$17,502

(a)   The "Purchased option contracts" table under Derivative Instruments provides information on the industry or sector categorization for the portfolio.

See Notes to Financial Statements

Schedule of Investments Hedged Option Premium Strategy Fund (Unaudited) (cont'd)

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 11/1/2017		Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/2018		Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2018
Investments in Securities:
(000's omitted)
Options Purchased(d)
Calls Index	$0	(c)	$—	$(1)	$(1)	$2	$—	$—	$—	$0	(c)	$(2)
Puts Index	—		—	—	(1)	1	—	—	—	0		(1)
Total	$0	(c)	$—	$(1)	$(2)	$3	$—	$—	$—	$0	(c)	$(3)

(c)  Amount less than one thousand.

(d)  As of the six months ended April 30, 2018, these investments were valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

As of the six months ended April 30, 2018, no securities were transferred from one level (as of October 31, 2017) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2018:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3	Total
Options Written
Liabilities	$(148)	$—	$—	$(148)
Total	$(148)	$—	$—	$(148)

See Notes to Financial Statements

Schedule of Investments Long Short Fund (Unaudited) April 30, 2018

	Number of Shares	Value (000's omitted)
Long Positions 96.2%
Common Stocks 78.9%
Aerospace & Defense 1.7%
General Dynamics Corp.	142,000	$28,586
Raytheon Co.	144,900	29,696
		58,282
Air Freight & Logistics 0.6%
Expeditors International of Washington, Inc.	294,205	18,788
Airlines 1.2%
Delta Air Lines, Inc.	796,000	41,567
Banks 3.7%
Comerica, Inc.	549,600	51,981
JPMorgan Chase & Co.	662,900	72,110
		124,091
Beverages 0.5%
PepsiCo, Inc.	182,000	18,371
Biotechnology 1.4%
Gilead Sciences, Inc.	643,200	46,458
Capital Markets 4.0%
BlackRock, Inc.	63,787	33,265
Brookfield Asset Management, Inc. Class A	1,020,898	40,468
CME Group, Inc.	291,000	45,885
Goldman Sachs Group, Inc.	65,200	15,539
		135,157
Chemicals 2.5%
Ashland Global Holdings, Inc.	895,000	59,231
	Number of Shares	Value (000's omitted)
PPG Industries, Inc.	243,100	$25,740
		84,971
Communications Equipment 0.2%
Juniper Networks, Inc.	267,600	6,580
Construction & Engineering 0.6%
Valmont Industries, Inc.	146,900	20,874
Consumer Finance 0.8%
Synchrony Financial	818,628	27,154
Containers & Packaging 0.2%
Crown Holdings, Inc.	164,700	8,209	*
Diversified Financial Services 1.3%
CF Corp. Class A	465,000	4,432	*
FGL Holdings	4,023,000	38,339	*
		42,771
Electric Utilities 2.4%
Brookfield Infrastructure Partners LP	1,178,600	48,158
NextEra Energy, Inc.	189,900	31,126
		79,284
Electrical Equipment 1.6%
Eaton Corp. PLC	701,500	52,634
Electronic Equipment, Instruments & Components 2.1%
Amphenol Corp. Class A	281,100	23,531
CDW Corp.	675,100	48,128
		71,659
Energy Equipment & Services 1.5%
Cactus, Inc. Class A	215,300	6,181	*
Schlumberger Ltd.	652,200	44,715
		50,896
Equity Real Estate Investment Trust 0.3%
Weyerhaeuser Co.	232,400	8,548
	Number of Shares	Value (000's omitted)
Food & Staples Retailing 2.7%
Costco Wholesale Corp.	157,000	$30,954
Sprouts Farmers Market, Inc.	1,063,000	26,607	*
Walmart, Inc.	359,100	31,766
		89,327
Food Products 3.7%
Conagra Brands, Inc.	1,671,500	61,963
Hain Celestial Group, Inc.	1,615,000	47,045*
Pinnacle Foods, Inc.	288,700	17,437
		126,445
Health Care Equipment & Supplies 2.0%
DENTSPLY SIRONA, Inc.	1,343,000	67,607
Health Care Providers & Services 4.0%
CVS Health Corp.	630,000	43,993
DaVita, Inc.	915,600	57,491	*
UnitedHealth Group, Inc.	141,600	33,474
		134,958
Hotels, Restaurants & Leisure 1.8%
Marriott International, Inc. Class A	119,200	16,292
McDonald's Corp.	264,000	44,204
		60,496
Internet & Direct Marketing Retail 3.1%
Amazon.com, Inc.	26,700	41,815	*
Expedia Group, Inc.	555,400	63,949
		105,764
Internet Software & Services 5.8%
Alphabet, Inc. Class A	62,500	63,661	*(a)

See Notes to Financial Statements

Schedule of Investments Long Short Fund (Unaudited) (cont'd)

	Number of Shares	Value (000's omitted)
Alphabet, Inc. Class C	10,353	$10,532	*
eBay, Inc.	756,500	28,656	*
Facebook, Inc. Class A	367,000	63,124	*(a)
Spotify Technology SA	194,300	31,413	*
		197,386
IT Services 4.4%
PayPal Holdings, Inc.	238,300	17,780	*
Visa, Inc. Class A	672,000	85,263
WEX, Inc.	289,900	46,941	*
		149,984
Machinery 0.7%
Allison Transmission Holdings, Inc.	96,000	3,743
Gates Industrial Corp. PLC	1,274,002	19,951	*
		23,694
Multi-Utilities 0.8%
Vectren Corp.	244,200	17,160
WEC Energy Group, Inc.	170,600	10,966
		28,126
Oil, Gas & Consumable Fuels 2.9%
Cabot Oil & Gas Corp.	689,501	16,486	(a)
Cheniere Energy, Inc.	401,220	23,335	*
Enbridge, Inc.	1,969,600	59,620
		99,441
Pharmaceuticals 0.8%
Bristol- Myers Squibb Co.	539,600	28,129
Professional Services 3.6%
Equifax, Inc.	241,600	27,071
IHS Markit Ltd.	1,443,800	70,934	*
	Number of Shares	Value (000's omitted)
Verisk Analytics, Inc.	233,500	$24,856	*
		122,861
Real Estate Management & Development 0.2%
Five Point Holdings LLC Class A	541,654	7,204	*
Road & Rail 1.9%
CSX Corp.	685,800	40,730
Norfolk Southern Corp.	152,800	21,922	(a)
		62,652
Semiconductors & Semiconductor Equipment 0.5%
ASML Holding NV	91,000	17,149
Software 1.2%
Microsoft Corp.	424,400	39,690
Specialty Retail 5.6%
Asbury Automotive Group, Inc.	216,300	14,503	*
Home Depot, Inc.	349,000	64,495
Hudson Ltd. Class A	2,690,000	39,893	*(b)
Michaels Cos., Inc.	769,900	14,335	*
National Vision Holdings, Inc.	236,800	7,881	*
Party City Holdco, Inc.	1,479,300	23,299	*
Tractor Supply Co.	352,000	23,936
		188,342
Technology Hardware, Storage & Peripherals 1.6%
Apple, Inc.	220,300	36,407
Western Digital Corp.	218,000	17,176
		53,583
	Number of Shares	Value (000's omitted)
Textiles, Apparel & Luxury Goods 2.3%
lululemon Athletica, Inc.	165,200	$16,487	*
PVH Corp.	381,700	60,946	(a)
		77,433
Tobacco 0.4%
Philip Morris International, Inc.	163,700	13,423
Trading Companies & Distributors 1.6%
HD Supply Holdings, Inc.	1,362,800	52,754	*
Water Utilities 0.7%
American Water Works Co., Inc.	253,000	21,905
Total Common Stocks (Cost $2,216,480)		2,664,647
Preferred Stocks 0.4%
Health Care 0.4%
Moderna Therapeutics Ser. F	1,315,490	13,234	*(c)(d)(m)
Moderna Therapeutics Ser. G	175,905	1,769	*(c)(d)(m)
Total Preferred Stocks (Cost $13,320)		15,003
	Principal Amount (000's omitted)
Corporate Bonds 4.1%
Commercial Services 1.3%
APX Group, Inc., 8.75%, due 12/1/20	$14,612	14,283
IHS Markit Ltd., 4.00%, due 3/1/26	21,540	20,632	(e)
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, due 5/15/23	8,100	8,697	(e)
		43,612

See Notes to Financial Statements

Schedule of Investments Long Short Fund (Unaudited) (cont'd)

	Principal Amount (000's omitted)	Value (000's omitted)
Gas 0.8%
Rockpoint Gas Storage Canada Ltd., 7.00%, due 3/31/23	$26,660	$26,627	(e)
Healthcare—Services 0.0%(f)
Kindred Healthcare, Inc., 8.75%, due 1/15/23	925	991
Household Products—Wares 0.3%
Kronos Acquisition Holdings, Inc., 9.00%, due 8/15/23	11,843	11,310	(e)
Real Estate 0.4%
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, due 11/15/25	12,422	12,733	(e)
Retail 1.0%
Bed Bath & Beyond, Inc., 5.17%, due 8/1/44	6,800	4,904
PetSmart, Inc.
5.88 due 6/1/25%,	15,375	11,070	(e)
8.88 due 6/1/25%,	27,184	15,699	(e)
		31,673
Semiconductors 0.3%
MagnaChip Semiconductor SA, 6.63%, due 7/15/21	11,252	10,830
Total Corporate Bonds (Cost $146,643)		137,776
	Principal Amount (000's omitted)	Value (000's omitted)
Convertible Bonds 0.2%
Semiconductor 0.2%
MagnaChip Semiconductor Corp., 5.00%, due 3/1/21 (Cost $4,823)	$4,020	$5,357
	Number of Shares
Master Limited Partnerships 1.1%
Capital Markets 1.1%
Blackstone Group LP (Cost $41,308)	1,158,800	35,865
Warrants 0.1%
Diversified Financial Services 0.1%
FGL Holdings (Cost $4,189)	2,745,150	4,227	*
Total Options Purchased(g) 0.2% (Cost $5,794)		5,825
Short-Term Investments 11.2%
Investment Companies 11.2%
State Street Institutional U.S. Government Money Market Fund Premier Class, 1.63%(h) (Cost $378,287)	378,286,717	378,287	(i)
Total Long Positions (96.2%) (Cost $2,810,844)		3,246,987
Short Positions ((15.8)%)(j)
Common Stocks Sold Short (12.0)%
Aerospace & Defense (0.3)%
Spirit AeroSystems Holdings, Inc. Class A	(125,000)	(10,046)
Auto Components (0.1)%
BorgWarner, Inc.	(88,000)	(4,307)
	Number of Shares	Value (000's omitted)
Automobiles (0.1)%
Harley- Davidson, Inc.	(76,756)	$(3,157)
Beverages (0.2)%
National Beverage Corp.	(57,900)	(5,116)
Capital Markets (0.7)%
FactSet Research Systems, Inc.	(52,500)	(9,928)
Federated Investors, Inc. Class B	(577,900)	(15,297)
		(25,225)
Chemicals (0.2)%
LyondellBasell Industries NV Class A	(55,000)	(5,815)
Diversified Telecommunication Services (0.2)%
AT&T, Inc.	(210,400)	(6,880)
Electric Utilities (0.6)%
PG&E Corp.	(191,200)	(8,814)
Southern Co.	(267,400)	(12,333)
		(21,147)
Energy Equipment & Services (0.5)%
Core Laboratories NV	(134,400)	(16,457)
Equity Real Estate Investment Trusts (1.0)%
Lamar Advertising Co. Class A	(154,000)	(9,811)
Realty Income Corp.	(265,300)	(13,400)
STORE Capital Corp.	(407,600)	(10,284)
		(33,495)
Food Products (0.8)%
General Mills, Inc.	(357,700)	(15,646)
Kellogg Co.	(134,200)	(7,904)
McCormick & Co., Inc.	(48,000)	(5,060)
		(28,610)

See Notes to Financial Statements

Schedule of Investments Long Short Fund (Unaudited) (cont'd)

	Number of Shares	Value (000's omitted)
Health Care Equipment & Supplies (0.7)%
Align Technology, Inc.	(48,000)	$(11,993	)*
Becton Dickinson and Co.	(44,100)	(10,225)
		(22,218)
Hotels, Restaurants & Leisure (0.6)%
DineEquity, Inc.	(138,500)	(10,989)
Texas Roadhouse, Inc.	(155,000)	(9,932)
		(20,921)
Internet Software & Services (0.2)%
Dropbox, Inc. Class A	(279,100)	(8,404	)*
IT Services (0.7)%
CGI Group, Inc. Class A	(119,997)	(6,948	)*
Western Union Co.	(826,323)	(16,320)
		(23,268)
Machinery (0.2)%
PACCAR, Inc.	(100,000)	(6,367)
Media (0.4)%
Discovery, Inc. Class A	(422,600)	(9,994	)*
New Media Investment Group, Inc.	(303,000)	(5,024)
		(15,018)
Multi-Utilities (0.9)%
CenterPoint Energy, Inc.	(254,700)	(6,452)
Consolidated Edison, Inc.	(235,000)	(18,830)
SCANA Corp.	(117,000)	(4,302)
		(29,584)
Multiline Retail (0.3)%
Ollie's Bargain Outlet Holdings, Inc.	(160,000)	(9,952	)*
Oil, Gas & Consumable Fuel (0.3)%
Kinder Morgan Canada Ltd.	(701,500)	(9,053	)(k)
Semiconductors & Semiconductor Equipment (0.2)%
NVIDIA Corp.	(35,800)	(8,052)
	Number of Shares	Value (000's omitted)
Software (0.4)%
Ellie Mae, Inc.	(127,000)	$(12,303	)*
Specialty Retail (1.4)%
Five Below, Inc.	(178,700)	(12,618	)*
Gap, Inc.	(266,400)	(7,790)
Sally Beauty Holdings, Inc.	(537,200)	(9,288	)*
Urban Outfitters, Inc.	(242,000)	(9,745	)*
Williams- Sonoma, Inc.	(169,500)	(8,102)
		(47,543)
Technology Hardware, Storage & Peripherals (0.4)%
Seagate Technology PLC	(218,000)	(12,620)
Textiles, Apparel & Luxury Goods (0.6)%
NIKE, Inc. Class B	(102,700)	(7,024)
Ralph Lauren Corp.	(111,000)	(12,193)
		(19,217)
Total Common Stocks Sold Short (Proceeds $(393,514))		(404,775)
	Principal Amount (000's omitted)
Corporate Bonds Sold Short (0.8)%
Advertising (0.1)%
Anna Merger Sub, Inc., 7.75%, due 10/1/22	$(4,000)	(2,410	)(e)
Media (0.2)%
CBS Radio, Inc., 7.25%, due 11/1/24	(7,000)	(7,175	)(e)
Oil & Gas (0.2)%
Apache Corp., 4.25%, due 1/15/44	(4,000)	(3,667)
Ultra Resources, Inc., 6.88%, due 4/15/22	(6,000)	(4,470	)(e)
		(8,137)
	Principal Amount (000's omitted)	Value (000's omitted)
Real Estate (0.1)%
WeWork Cos., Inc., 7.88%, due 5/1/25	$(2,000)	$(1,943	)(e)
Retail (0.2)%
Bed Bath & Beyond, Inc., 3.75%, due 8/1/24	(3,000)	(2,569)
Sally Holdings LLC/Sally Capital, Inc., 5.63%, due 12/1/25	(5,000)	(4,937)
		(7,506)
Total Corporate Bonds Sold Short (Cost $(29,605))		(27,171)
	Number of Shares
Exchange-Traded Funds Sold Short (2.8)%
Consumer Discretionary Select Sector SPDR Fund	(373,000)	(38,680)
iShares Core S&P Small-Cap ETF	(154,000)	(11,984)
Technology Select Sector SPDR Fund	(390,000)	(25,529)
Vanguard REIT ETF	(231,600)	(17,623)
Total Exchange-Traded Funds Sold Short (Cost $(75,334))		(93,816)
Master Limited Partnerships Sold Short (0.2)%
Oil, Gas & Consumable Fuels (0.2)%
Tallgrass Energy Partners LP (Cost $(6,602))	(145,000)	(5,976)
Total Short Positions (Proceeds $(505,055))		(531,738)
Total Investments 80.4% (Cost $2,305,789)		2,715,249
Other Assets Less Liabilities 19.6%		662,180	(l)
Net Assets 100.0%		$3,377,429

See Notes to Financial Statements

Schedule of Investments Long Short Fund (Unaudited) (cont'd)

*  Non-income producing security.

(a)  All or a portion of the security is pledged as collateral for options written.

(b)  Affiliated company as defined under the Investment Company Act of 1940, as amended (see Note F of Notes to Financial Statements).

(c)  Security fair valued as of April 30, 2018 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at April 30, 2018 amounted to approximately $15,003,000, which represents 0.4% of net assets of the Fund.

(d)  Value determined using significant unobservable inputs.

(e)  Securities were purchased or sold short under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2018, these securities amounted to approximately $106,768,000 of long positions and $(15,998,000) of short positions, which represents 3.2% and (0.5)%, respectively, of net assets of the Fund. Securities denoted with a (e) but without a (m) have been deemed by the investment manager to be liquid.

(f)  Represents less than 0.05% of net assets.

(g)  See "Purchased option contracts" under Derivative Instruments.

(h)  All or a portion of this security is segregated in connection with obligations for securities sold short, options written, swaps and/or futures with a total value of approximately $378,287,000.

(i)  Represents 7-day effective yield as of April 30, 2018.

(j)  At April 30, 2018 the Fund had approximately $619,363,000 deposited, in one or more accounts to satisfy collateral requirements for borrowing in connection with securities sold short.

(k)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at April 30, 2018 amounted to approximately $(9,053,000), which represents (0.3)% of net assets of the Fund.

(l)  Includes the impact of the Fund's open positions in derivatives at April 30, 2018.

(m)  These securities have been deemed by the investment manager to be illiquid, and are subject to restrictions on resale.

At April 30, 2018, these securities amounted to approximately $15,003,000, which represents 0.4% of net assets of the Fund.

Restricted Security (000's omitted)	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets	Value as of 4/30/2018	Fair Value Percentage of Net Assets as of 4/30/2018
Moderna Therapeutics (Ser. F Preferred Shares)	8/10/2016	$11,550	0.5%	$13,234	0.4%
Moderna Therapeutics (Ser. G Preferred Shares)	1/30/2018	1,769	0.1%	1,769	0.0%
Total		$13,319	0.6%	$15,003	0.4%

See Notes to Financial Statements

Schedule of Investments Long Short Fund (Unaudited) (cont'd)

Derivative Instruments

Futures contracts ("futures")

At April 30, 2018, open positions in futures for the Fund were as follows:

Short Futures

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2018	598	NASDAQ 100 E-Mini Index	$(79,091,480)	$5,620,594
6/2018	408	Russell 2000 Mini Index	(31,493,520)	1,165,657
6/2018	2,053	S&P 500 E-Mini Index	(271,714,550)	12,867,660
6/2018	50	U.S. Treasury Long Bond	(7,192,188)	14,453
Total Futures			$(389,491,738)	$19,668,364

At April 30, 2018, the Fund had $590,937 deposited in a segregated account to cover margin requirements on open futures.

For the six months ended April 30, 2018, the average notional value of futures for the Fund was $(439,624,617) for short positions.

Total return swap contracts ("total return swaps")

At April 30, 2018, the Fund had outstanding over-the-counter total return swaps as follows:

Short Total Return Swaps

Counterparty	Reference Entity	Notional Amount	Maturity Date	Variable-Rate(k)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Citibank N.A.	Consumer Staples S&P U.S. Select Sector Index	$(12,436,068)	5/13/2019	1.77	%(a)	$663,821	$24,939	$688,760
Goldman Sachs International	Prospect Capital Corp.	(1,607,729)	4/1/2019	(0.20	)%(b)	78,611	(242)	78,369
Citibank N.A.	Prospect Capital Corp.	(1,902)	2/28/2019	(9.10	)%(c)	162	(7)	155
Citibank N.A.	Prospect Capital Corp.	(140,704)	2/28/2019	(9.10	)%(c)	11,985	(549)	11,436
Citibank N.A.	Prospect Capital Corp.	(1,043,723)	2/28/2019	(9.10	)%(c)	89,177	(4,070)	85,107
Citibank N.A.	Prospect Capital Corp.	(191,988)	2/28/2019	(9.10	)%(c)	16,352	(755)	15,597
Citibank N.A.	Prospect Capital Corp.	(1,794,854)	2/28/2019	(0.10	)%(d)	96,849	(71)	96,778

See Notes to Financial Statements

Schedule of Investments Long Short Fund (Unaudited) (cont'd)

Counterparty	Reference Entity	Notional Amount	Maturity Date	Variable-Rate(k)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Citibank N.A.	Prospect Capital Corp.	$(1,794,664)	2/28/2019	(0.10	)%(d)	$93,215	$(299)	$92,916
Citibank N.A.	Prospect Capital Corp.	(802,891)	2/28/2019	(0.10	)%(d)	37,840	(233)	37,607
Citibank N.A.	Prospect Capital Corp.	(25,240)	2/28/2019	(1.10	)%(e)	2,168	(13)	2,155
Goldman Sachs International	Russell Mid-Cap Index	(38,169,443)	1/31/2019	1.35	%(f)	(2,604,145)	19,389	(2,584,756)
Citibank N.A.	S&P 500 Growth Index	(108,899,743)	5/13/2019	1.77	%(a)	1,164,809	90,893	1,255,702 (l)
Citibank N.A.	S&P 500 Growth Index	(32,750,630)	5/13/2019	2.00	%(a)	350,306	13,774	364,080
Citibank N.A.	S&P 500 Growth Index	(11,501,709)	5/13/2019	2.00	%(a)	123,024	4,837	127,861
Citibank N.A.	SPDR S&P Retail ETF	(18,297,900)	7/25/2019	0.50	%(g)	(149,850)	5,256	(144,594)
Citibank N.A.	Tallgrass Energy Partners LP	(4,945,200)	8/8/2019	(2.00	)%(h)	(172,608)	(3,985)	(176,593)
Citibank N.A.	Tallgrass Energy Partners LP	(2,765,850)	8/8/2019	(2.00	)%(h)	(314,425)	(2,047)	(316,472)
Citibank N.A.	Tallgrass Energy Partners LP	(1,153,880)	8/8/2019	(4.10	)%(i)	283	(1,839)	(1,556)
Citibank N.A.	Utilities Select Sector SPDR Fund	(22,686,400)	9/21/2018	1.90	%(j)	1,108,800	6,539	1,115,339
Total						$596,374	$151,517	$747,891

(a)  Fund receives 3-month USD LIBOR minus 0.35%. Payment frequency—quarterly. Fund pays return on reference entity. Payment frequency—quarterly.

(b)  Fund receives 1-month USD LIBOR minus 2.10%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(c)  Fund receives 1-month USD LIBOR minus 11.00%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(d)  Fund receives 1-month USD LIBOR minus 2.00%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(e)  Fund receives 1-month USD LIBOR minus 3.00%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(f)  Fund receives 1-month USD LIBOR minus 0.55%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(g)  Fund receives 1-month USD LIBOR minus 1.40%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—monthly.

See Notes to Financial Statements

Schedule of Investments Long Short Fund (Unaudited) (cont'd)

(h)  Fund receives 1-month USD LIBOR minus 3.90%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(i)  Fund receives 1-month USD LIBOR minus 6.00%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(j)  Fund receives 1-month USD LIBOR. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

  LIBOR = London Interbank Offered Rate

(k)   Effective rate at April 30, 2018.

(l)  The following table represents required component disclosures associated with the S&P 500 Growth Index as of April 30, 2018:

Description	Index Shares	Component Weighting	Fund Value
Apple Inc.	5,074	7.0%	$88,404
Microsoft Corporation	7,700	6.0%	75,917
Amazon.com, Inc.	402	5.3%	66,344
Facebook, Inc. Class A	2,396	3.5%	43,446
Alphabet Inc. Class C	304	2.6%	32,644
Alphabet Inc. Class A	298	2.6%	32,054
UnitedHealth Group Incorporated	968	1.9%	24,117
Visa Inc. Class A	1,803	1.9%	24,113
Home Depot, Inc.	1,168	1.8%	22,751
Boeing Company	553	1.5%	19,453
Johnson & Johnson	1,449	1.5%	19,320
Mastercard Incorporated Class A	923	1.4%	17,350
AbbVie, Inc.	1,594	1.3%	16,226
Intel Corporation	2,668	1.2%	14,517
Bank of America Corp	4,592	1.2%	14,486
NVIDIA Corporation	605	1.1%	14,345
Netflix, Inc.	434	1.1%	14,295
McDonald's Corporation	797	1.1%	14,073
3M Company	596	1.0%	12,204
Adobe Systems Incorporated	492	0.9%	11,485
Booking Holdings Inc.	49	0.9%	11,199
Abbott Laboratories	1,741	0.8%	10,667
Pfizer Inc.	2,738	0.8%	10,569
Texas Instruments Incorporated	984	0.8%	10,520
Cisco Systems, Inc.	2,216	0.8%	10,348
Broadcom Inc.	410	0.8%	9,929
PayPal Holdings Inc.	1,128	0.7%	8,874
salesforce.com, inc.	686	0.7%	8,753
Coca-Cola Company	1,728	0.6%	7,871
Comcast Corporation Class A	2,318	0.6%	7,670
Walt Disney Company	707	0.6%	7,475
Oracle Corporation	1,541	0.6%	7,421
PepsiCo, Inc.	697	0.6%	7,416
Amgen Inc.	394	0.6%	7,255

See Notes to Financial Statements

Schedule of Investments Long Short Fund (Unaudited) (cont'd)

Description	Index Shares	Component Weighting	Fund Value
Procter & Gamble Company	933	0.6%	$7,114
Charles Schwab Corporation	1,198	0.6%	7,035
Celgene Corporation	752	0.6%	6,907
Honeywell International Inc.	444	0.5%	6,767
Philip Morris International Inc.	777	0.5%	6,713
Becton, Dickinson and Company	266	0.5%	6,508
Gilead Sciences, Inc.	851	0.5%	6,484
Thermo Fisher Scientific Inc.	289	0.5%	6,415
American Tower Corporation	441	0.5%	6,338
Altria Group Inc.	1,064	0.5%	6,296
NIKE, Inc. Class B	870	0.5%	6,270
Accenture Plc Class A	389	0.5%	6,193
Merck & Co., Inc.	998	0.5%	6,192
Union Pacific Corporation	409	0.5%	5,767
Stryker Corporation	322	0.5%	5,755
Bristol-Myers Squibb Company	1,029	0.5%	5,653

At April 30, 2018, the Fund had cash collateral of $3,210,000 and $2,760,000 deposited in segregated accounts for Citibank N.A. and Goldman Sachs International, respectively, to cover collateral requirements on over-the-counter derivatives.

For the six months ended April 30, 2018, the average notional value of total return basket swaps and total return swaps for the Fund was $(255,874,452) for short positions.

Purchased option contracts ("options purchased")

At April 30, 2018, the Fund had outstanding options purchased as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Capital Markets
Goldman Sachs Group, Inc.	275	$6,554,075	$280	6/15/2018	$4,125
Food Products
Hain Celestial Group, Inc.	5,275	15,366,075	37	8/17/2018	131,875
Hain Celestial Group, Inc.	1,200	3,495,600	36	11/16/2018	81,000
					212,875
Independent Power and Renewable Electricity Producers
NRG Yield, Inc.	920	$1,637,600	$20	5/18/2018	4,600
Index
S&P 500 Index	1,290	341,598,450	3,000	12/21/2018	1,238,400
Oil, Gas & Consumable Fuels
Enbridge, Inc.	2,740	8,293,980	35	10/19/2018	102,750
Professional Services
Equifax, Inc.	1,064	11,922,120	130	1/18/2019	271,320
Road & Rail
Norfolk Southern Corp.	627	8,995,569	155	6/15/2018	54,862

See Notes to Financial Statements

Schedule of Investments Long Short Fund (Unaudited) (cont'd)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Specialty Retail
Bed Bath & Beyond, Inc.	5,000	8,730,000	19	5/4/2018	$20,000
Home Depot, Inc.	304	5,617,920	190	5/18/2018	51,984
Tractor Supply Co.	1,238	8,418,400	65	7/20/2018	643,760
					715,744
Textiles, Apparel & Luxury Goods
lululemon Athletica, Inc.	450	4,491,000	82.5	6/15/2018	828,000
PVH Corp.	600	9,580,200	155	6/15/2018	564,000
					1,392,000
Total calls (cost: $5,256,481)					$3,996,676
Puts
Oil, Gas & Consumable Fuels
Enbridge, Inc.	6,650	$20,129,550	$32.5	5/18/2018	$1,828,750
Total puts (cost: $537,148)					$1,828,750
Total options purchased (cost: $5,793,629)					$5,825,426

Written option contracts ("options written")

At April 30, 2018, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Chemicals
Ashland Global Holdings, Inc.	1,253	$(8,292,354)	$85	10/19/2018	$(53,252)
Internet & Direct Marketing Retail
Expedia Group, Inc.	1,021	(11,755,794)	120	5/18/2018	(94,443)
IT Services
PayPal Holdings, Inc.	1,315	(9,811,215)	95	10/19/2018	(95,995)
Machinery
Allison Transmission Holdings, Inc.	920	(3,587,080)	42	5/18/2018	(44,585	)(a)(b)
Oil, Gas & Consumable Fuels
Cheniere Energy, Inc.	1,553	(9,032,248)	65	9/21/2018	(277,210)
Specialty Retail
Party City Holdco, Inc.	3,630	$(5,717,250)	$17.5	7/20/2018	(226,875)
Total calls (premium received: $1,340,988)					$(792,360)
Puts
Capital Markets
BlackRock, Inc.	128	$(6,675,200)	$500	5/18/2018	$(34,880)
Blackstone Group LP	2,500	(7,737,500)	29	6/15/2018	(75,000)
Goldman Sachs Group, Inc.	275	(6,554,075)	250	6/15/2018	(397,375)
KKR & Co. LP	4,600	(9,632,400)	21	6/15/2018	(425,500)
					(932,755)
Energy Equipment & Services
Schlumberger Ltd.	1,550	(10,626,800)	67.5	6/15/2018	(277,450)

See Notes to Financial Statements

Schedule of Investments Long Short Fund (Unaudited) (cont'd)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Food Products
Hain Celestial Group, Inc.	1,135	(3,306,255)	30	8/17/2018	$(283,750)
Hain Celestial Group, Inc.	4,140	(12,059,820)	31	8/17/2018	(1,262,700)
Hain Celestial Group, Inc.	1,200	(3,495,600)	28	11/16/2018	(264,000)
					(1,810,450)
Index
NASDAQ 100 Stock Index	25	(16,513,925)	5,700	7/20/2018	(112,250)
S&P 500 Index	321	(85,002,405)	2,200	12/21/2018	(1,044,855)
					(1,157,105)
Internet & Direct Marketing Retail
Expedia Group, Inc.	1,021	(11,755,794)	100	5/18/2018	(17,867)
Expedia Group, Inc.	1,000	(11,514,000)	100	7/20/2018	(92,500)
Netflix, Inc.	310	(9,686,260)	220	6/15/2018	(11,160)
					(121,527)
Internet Software & Services
Facebook, Inc.	626	(10,767,200)	155	7/20/2018	(142,415)
IT Services
PayPal Holdings, Inc.	1,315	(9,811,215)	70	10/19/2018	(440,525)
Visa, Inc.	930	(11,799,840)	115	6/15/2018	(51,615)
					(492,140)
Machinery
Allison Transmission Holdings, Inc.	920	(3,587,080)	37	5/18/2018	(39,985	)(a)(b)
Multiline Retail
Ollie's Bargain Outlet Holdings, Inc.	1,600	(9,952,000)	50	7/20/2018	(92,000)
Oil, Gas & Consumable Fuels
Cheniere Energy, Inc.	650	(3,780,400)	45	1/18/2019	(81,900)
Enbridge, Inc.	2,740	(8,293,980)	27.5	10/19/2018	(321,950)
					(403,850)
Professional Services
Equifax, Inc.	1,200	(13,446,000)	105	1/18/2019	(624,000)
Road & Rail
CSX Corp.	1,550	$(9,205,450)	$55	5/18/2018	(30,225)
Norfolk Southern Corp.	627	(8,995,569)	120	6/15/2018	(26,648)
					(56,873)
Software
Activision Blizzard, Inc.	1,116	(7,404,660)	60	5/18/2018	(54,126)
Specialty Retail
Home Depot, Inc.	500	(9,240,000)	165	5/18/2018	(8,750)
Party City Holdco, Inc.	3,630	(5,717,250)	14	7/20/2018	(157,768	)(a)(b)
Tractor Supply Co.	1,238	(8,418,400)	55	7/20/2018	(55,710)
					(222,228)

See Notes to Financial Statements

Schedule of Investments Long Short Fund (Unaudited) (cont'd)

Textiles, Apparel & Luxury Goods
lululemon Athletica, Inc.	1,929	(19,251,420)	70	6/15/2018	$(55,941)
PVH Corp.	600	(9,580,200)	135	6/15/2018	(39,000)
					(94,941)
Total puts (premium received: $10,144,106)					$(6,521,845)
Total options written (premium received: $11,485,094)					$(7,314,205)

(a)  Security fair valued as of April 30, 2018 in accordance with procedures approved by the Board of Trustees.

Over-the-counter option. Counterparty is Goldman Sachs International.

For the six months ended April 30, 2018, the Fund had an average market value of $9,813,670 in options purchased and $(7,997,717) in options written. At April 30, 2018, the Fund had securities pledged in the amount of $97,159,898 to cover collateral requirements for options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3(c)	Total
Investments:
Common Stocks(a)	$2,664,647	$—	$—	$2,664,647
Preferred Stocks(a)	—	—	15,003	15,003
Corporate Bonds(a)	—	137,776	—	137,776
Convertible Bonds(a)	—	5,357	—	5,357
Master Limited Partnerships(a)	35,865	—	—	35,865
Warrants(a)	4,227	—	—	4,227
Options Purchased(b)	5,825	—	—	5,825
Short-Term Investments	—	378,287	—	378,287
Total Long Positions	$2,710,564	$521,420	$15,003	$3,246,987

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

(b)  The "Purchased option contracts" table under Derivative Instruments provides information on the industry or sector categorization for the portfolio.
See Notes to Financial Statements

Schedule of Investments Long Short Fund (Unaudited) (cont'd)

(c)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 11/1/2017	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2018
Investments in Securities:
(000's omitted)
Preferred Stocks
Health Care	$11,550	$—	$—	$1,684	$1,769	$—	$—	$—	$15,003	$1,684
Total	$11,550	$—	$—	$1,684	$1,769	$—	$—	$—	$15,003	$1,684

The following table presents additional information about valuation approach and inputs used for investments that are measured at fair value and categorized within Level 3 as of April 30, 2018:

Asset class	Fair value at 4/30/2018	Valuation approach	Unobservable input	Amount or range per unit	Input value per unit	Impact to valuation from decrease in input(d)
Preferred Stock	$13,234	Market Transaction Method	Transaction Price	$10.06	$10.06	Decrease
Preferred Stock	1,769	Market Transaction Method	Transaction Price	10.06	10.06	Decrease

(d)  Represents the expected directional change in the fair value of the Level 3 investments that would result from a decrease in the corresponding input. An increase to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2018:

Liabilities Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks Sold Short(a)	$(404,775)	$—	$—	$(404,775)
Corporate Bonds Sold Short(a)	—	(27,171)	—	(27,171)
Exchange-Traded Funds Sold Short	(93,816)	—	—	(93,816)
Master Limited Partnerships Sold Short(a)	(5,976)	—	—	(5,976)
Total Short Positions	$(504,567)	$(27,171)	$—	$(531,738)

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

As of the six months ended April 30, 2018, no securities were transferred from one level (as of October 31, 2017) to another.

See Notes to Financial Statements

Schedule of Investments Long Short Fund (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2018:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$19,668	$—	$—	$19,668
Swaps
Assets	—	3,972	—	3,972
Liabilities	—	(3,224)	—	(3,224)
Options Written
Liabilities	(7,072)	(242)	—	(7,314)
Total	$12,596	$506	$—	$13,102

(a)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund (Unaudited)
April 30, 2018

NUMBER OF SHARES		VALUE
		(000's omitted)
Common Stocks 1.1%
Hotels, Restaurants & Leisure 0.3%
5,000	Caesars Entertainment Corp.	$57	*
Media 0.5%
6,500	Liberty Latin America Ltd.	117	*
Metals & Mining 0.3%
25,000	B2Gold Corp.	72	*
	Total Common Stocks (Cost $288)	246
PRINCIPAL AMOUNT(n)
(000's omitted)
Loan Assignments(a) 9.3%
Electronics—Electrical 5.2%
	Digicert Holdings
$800	First Lien Term Loan B2, (1 month USD LIBOR + 4.75%), 6.65%, due 10/31/24	802
400	Second Lien Term Loan, (1 month LIBOR + 8.00%), 9.90%, due 10/31/25	399
		1,201
Health Care 1.0%
233	Grifols SA, Term Loan, (1 month USD LIBOR + 2.25%), 4.00%, due 1/31/25	234
Metals & Mining 2.2%
499	Consol Mining, First Lien Term Loan B, (1 month USD LIBOR + 6.00%), 8.00%, due 10/26/22	511
Steel 0.9%
199	Big River Steel, Term Loan B, (3 month USD LIBOR + 5.00%), 7.30%, due 8/23/23	202	(b)
	Total Loan Assignments (Cost $2,115)	2,148
Convertible Bonds 1.1%
Energy—Alternate Sources 1.1%
250	SolarCity Corp., 2.75%, due 11/1/18 (Cost $249)	246
Corporate Bonds 108.7%
Banks 14.9%
500	Barclays Bank PLC, 7.63%, due 11/21/22	547	(c)
550	HSBC Holdings PLC, (5 year USD ICE Swap + 5.51%), 6.88%, due 6/1/21	583	(a)(d)(k)
800	JPMorgan Chase & Co., Ser. 1, (3 month USD LIBOR + 3.47%), 5.83%, due 7/30/18	806	(a)(k)
500	Royal Bank of Scotland Group PLC, (5 year USD Swap + 7.60%), 8.63%, due 8/15/21	547	(a)(k)
900	Societe Generale SA, (5 year USD Swap + 6.24%), 7.38%, due 9/13/21	954	(a)(d)(e)(k)
		3,437

See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(n)		VALUE
(000's omitted)		(000's omitted)
Chemicals 1.8%
$400	Braskem Finance Ltd., 5.75%, due 4/15/21	$414	(e)
Commercial Services 2.0%
424	Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, due 5/15/23	455	(d)(e)
Diversified Financial Services 6.7%
300	Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, due 4/1/20	303	(e)
500	OneMain Financial Holdings LLC, 7.25%, due 12/15/21	517	(c)(e)
750	SLM Corp., 5.50%, due 1/25/23	739	(c)
		1,559
Electric 0.4%
100	Pampa Energia SA, 7.38%, due 7/21/23	105	(e)
Food 8.0%
	JBS USA LUX SA/JBS USA Finance, Inc.
500	7.25%, due 6/1/21	503	(d)(e)
500	7.25%, due 6/1/21	504	(d)(e)
350	6.75%, due 2/15/28	336	(d)(e)
500	SUPERVALU, Inc., 6.75%, due 6/1/21	500	(c)
		1,843
Healthcare—Services 7.4%
750	CHS/Community Health Systems, Inc., 5.13%, due 8/1/21	690
800	HCA, Inc., 5.88%, due 3/15/22	843	(c)(d)
200	Rede D'or Finance SARL, 4.95%, due 1/17/28	185	(e)
		1,718
Iron/Steel 6.4%
	Allegheny Technologies, Inc.
70	5.95%, due 1/15/21	71
300	7.88%, due 8/15/23	325	(d)
500	BlueScope Steel Finance Ltd./BlueScope Steel Finance USA LLC, 6.50%, due 5/15/21	516	(c)(e)
550	Steel Dynamics, Inc., 5.13%, due 10/1/21	561	(c)
		1,473
Media 15.9%
250	Altice Financing SA, 7.50%, due 5/15/26	246	(d)(e)
700	Altice Luxembourg SA, 7.75%, due 5/15/22	668	(c)(e)
500	CCO Holdings LLC/CCO Holdings Capital Corp., 5.13%, due 5/1/23	501	(c)(e)
600	Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, due 12/15/21	594	(d)(e)
419	CSC Holdings LLC, 10.88%, due 10/15/25	491	(d)(e)
700	DISH DBS Corp., 5.00%, due 3/15/23	604	(c)
350	Sinclair Television Group, Inc., 5.13%, due 2/15/27	325	(e)
250	Univision Communications, Inc., 5.13%, due 2/15/25	231	(e)
		3,660

See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund (Unaudited) (cont'd)

	PRINCIPAL AMOUNT(n)		VALUE
	(000's omitted)		(000's omitted)
	Mining 10.2%
	$200	Ferroglobe PLC/Globe Specialty Metals, Inc., 9.38%, due 3/1/22	$210	(e)
		First Quantum Minerals Ltd.
	800	7.00%, due 2/15/21	804	(c)(e)
	200	6.50%, due 3/1/24	190	(e)
	200	6.88%, due 3/1/26	190	(e)
		Hudbay Minerals, Inc.
	290	7.25%, due 1/15/23	302	(d)(e)
	310	7.63%, due 1/15/25	328	(d)(e)
	35	Lundin Mining Corp., 7.88%, due 11/1/22	37	(e)
	312	Teck Resources Ltd., 5.20%, due 3/1/42	293
			2,354
	Oil & Gas 10.9%
	400	PBF Holding Co. LLC/PBF Finance Corp., 7.25%, due 6/15/25	415	(c)
	450	Petrobras Global Finance BV, 6.13%, due 1/17/22	475
	250	Seadrill Ltd., 6.13%, due 9/15/17	37	(e)(l)
	400	Tullow Oil PLC, 7.00%, due 3/1/25	406	(e)
	1,100	YPF SA, 8.50%, due 3/23/21	1,194	(d)(e)
			2,527
	Packaging & Containers 0.9%
	200	ARD Securities Finance SARL, 8.75% Cash/8.75% PIK, due 1/31/23	211	(e)(f)
	Pharmaceuticals 3.1%
	800	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, due 7/21/21	722	(c)
	Pipelines 1.8%
	100	DCP Midstream Operating LP, 5.60%, due 4/1/44	98
	300	Williams Cos., Inc., 5.75%, due 6/24/44	313
			411
	Semiconductors 0.9%
	200	NXP BV/NXP Funding LLC, 4.63%, due 6/1/23	201	(e)
	Software 6.5%
	700	Infor Software Parent LLC/Infor Software Parent, Inc., 7.13% Cash/7.88% PIK,, due 5/1/21	705	(c)(e)(f)
	246	Project Homestake Merger Corp., 8.88%, due 3/1/23	227	(e)
	550	Rackspace Hosting, Inc., 8.63%, due 11/15/24	557	(d)(e)
			1,489
	Storage/Warehousing 1.1%
EUR	200	Algeco Global Finance PLC, 6.50%, due 2/15/23	248	(e)

See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT(n)		VALUE
(000's omitted)		(000's omitted)
Telecommunications 9.8%
$500	C&W Senior Financing Designated Activity Co., 6.88%, due 9/15/27	$495	(d)(e)
300	CenturyLink, Inc., Ser. W, 6.75%, due 12/1/23	298	(d)
50	Frontier Communications Corp., 8.50%, due 4/1/26	49	(e)
300	Intelsat Jackson Holdings SA, 5.50%, due 8/1/23	252	(d)
771	Qwest Corp., 6.75%, due 12/1/21	829	(c)(d)
300	Telesat Canada/Telesat LLC, 8.88%, due 11/15/24	327	(e)
		2,250
	Total Corporate Bonds (Cost $25,731)	25,077
Foreign Government Securities 0.6%
220	Argentine Republic Government International Bond, 2.50%, due 12/31/38 (Cost $161)	144	(m)
NUMBER OF SHARES
Total Swaptions Purchased(g) 0.0%(h) (Cost $16)	4
Short-Term Investments 1.5%
Investment Companies 1.5%
348,605	State Street Institutional U.S. Government Money Market Fund Premier Class, 1.63%(i) (Cost $349)	349	(d)
	Total Investments 122.3% (Cost $28,909)	28,214
	Liabilities Less Other Assets (22.3)%	(5,139	)(j)
	Net Assets 100.0%	$23,075

*  Non-income producing security.

(a)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2018 and changes periodically.

  Benchmarks for Variable / Floating Rates:

  LIBOR - London Interbank Offered Rate

  ICE - Intercontinental Exchange

(b)  Value determined using significant unobservable inputs.

(c)  All or a portion of this security is pledged as collateral for reverse repurchase agreements.

(d)  All or a portion of this security is segregated in connection with forward foreign currency contracts, futures, reverse repurchase agreements and/or swaps with a total value of approximately $9,375,000.

(e)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2018, these securities amounted to approximately $14,568,000, which represents 63.1% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(f)  Payment-in-kind (PIK) security.

(g)  See "Purchased swaption contracts" under Derivative Instruments.

See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund (Unaudited) (cont'd)

(h)  Represents less than 0.05% of net assets.

(i)  Represents 7-day effective yield as of April 30, 2018.

(j)  Includes the impact of the Fund's open positions in derivatives at April 30, 2018.

(k)  Perpetual Bond Security. The rate reflected was the rate in effect on April 30, 2018. The maturity date reflects the next call date.

(l)  Defaulted security.

(m)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of April 30, 2018.

(n)  Principal amount is stated in the currency in which the security is denominated.

EUR = Euro

Reverse Repurchase Agreements

At April 30, 2018, open positions in reverse repurchase agreements for the Fund were as follows:

Counterparty	Trade Date	Maturity Date(a)	Interest Rate Paid (Received)	Principal Amount	Value including Accrued Interest	Type of Underlying Collateral	Value of Securities Pledged as Collateral	Remaining Contractual Maturity of the Agreements(a)
Citigroup Global Markets, Inc.(b)	1/24/2018	Open/Demand	2.40%	$433,000	$435,800	Corporate Bonds	$537,571	Overnight and Continuous
Citigroup Global Markets, Inc.(b)	1/24/2018	Open/Demand	2.40%	539,000	542,485	Corporate Bonds	603,750	Overnight and Continuous
Citigroup Global Markets, Inc.(b)	2/7/2018	Open/Demand	2.625%	427,969	430,528	Corporate Bonds	546,875	Overnight and Continuous
Citigroup Global Markets, Inc.(b)	2/7/2018	Open/Demand	2.625%	558,750	562,091	Corporate Bonds	721,710	Overnight and Continuous
Citigroup Global Markets, Inc.(b)	2/20/2018	Open/Demand	2.75%	395,156	397,239	Corporate Bonds	516,250	Overnight and Continuous
Nomura Securities International Inc.	2/13/2018	Open/Demand	2.00%	501,038	503,153	Corporate Bonds	526,875	Overnight and Continuous
Nomura Securities International Inc.	2/13/2018	Open/Demand	2.00%	700,031	702,987	Corporate Bonds	738,525	Overnight and Continuous
Nomura Securities International Inc.	2/13/2018	Open/Demand	2.00%	381,800	383,412	Corporate Bonds	415,000	Overnight and Continuous
Nomura Securities International Inc.	2/13/2018	Open/Demand	2.00%	541,441	543,727	Corporate Bonds	560,313	Overnight and Continuous
Nomura Securities International Inc.	2/13/2018	Open/Demand	2.00%	475,594	477,602	Corporate Bonds	500,000	Overnight and Continuous

See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund (Unaudited) (cont'd)

Counterparty	Trade Date	Maturity Date(a)	Interest Rate Paid (Received)	Principal Amount	Value including Accrued Interest	Type of Underlying Collateral	Value of Securities Pledged as Collateral	Remaining Contractual Maturity of the Agreements(a)
Nomura Securities International Inc.	2/21/2018	Open/Demand	2.25%	$655,200	$657,985	Corporate Bonds	$705,250	Overnight and Continuous
Nomura Securities International Inc.	3/28/2018	Open/Demand	2.25%	592,200	593,405	Corporate Bonds	668,500	Overnight and Continuous
Nomura Securities International Inc.	3/28/2018	Open/Demand	2.25%	460,125	461,074	Corporate Bonds	501,600	Overnight and Continuous
Nomura Securities International Inc.	3/28/2018	Open/Demand	2.25%	771,400	772,991	Corporate Bonds	804,500	Overnight and Continuous

(a)  Open reverse repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.

For the six months ended April 30, 2018, the average interest rate paid and the average principal amount were 2.55% and $6,132,125, respectively.

(b)  At April 30, 2018, the Fund also had cash collateral of $76,000 deposited in a segregated account for Citigroup Global Markets, Inc. to cover collateral requirements on reverse repurchase agreements.

Derivative Instruments

Futures contracts ("futures")

At April 30, 2018, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2018	20	Euro, 90 Day	$4,881,500	$(4,500)
Total Long Positions			$4,881,500	$(4,500)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2018	10	Euro-Bund	$(1,916,944)	$(22,340)
6/2018	2	U.S. Treasury Long Bond	(287,688)	(1,282)
6/2018	10	U.S. Treasury Note, 10 Year	(1,196,250)	6,173
6/2019	20	Euro, 90 day	(4,857,500)	6,125
Total Short Positions			$(8,258,382)	$(11,324)
Total Futures				$(15,824)

See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund (Unaudited) (cont'd)

At April 30, 2018, the Fund had $116,974 deposited in a segregated account to cover margin requirements on open futures. For the the six months ended April 30, 2018, the average notional value of futures for the Fund was $1,803,425 for long positions and $(4,370,487) for short positions.

Forward foreign currency contracts ("forward contracts")

At April 30, 2018, open forward contracts for the Fund were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
218,164	USD	175,000	EUR	Goldman Sachs International	7/24/2018	$5,484
Total unrealized appreciation						$5,484
31,210	ZAR	2,583	USD	Goldman Sachs International	7/24/2018	$(105)
Total unrealized depreciation						$(105)
Total net unrealized appreciation						$5,379

EUR = Euro

ZAR = South African Rand

For the six months ended April 30, 2018, the Fund's investments in forward contracts had an average notional value of $179,392.

Credit default swap contracts ("credit default swaps")

At April 30, 2018, the Fund had outstanding credit default swaps as follows:

Over-the-counter Credit Default Swaps — Buy Protection

Swap Counterparty	Reference Entity	Notional Amount(a)		Financing Rate Paid by the Fund(b)	Maturity Date	Upfront Payments (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
BNP Paribas S.A.	Natixis, Senior Securities	EUR	250,000	1.00%	6/20/2020	$(4,598)	$(966)	$(358)	$(5,922)
Bank of America, N.A.	United States Steel Corp., Senior Securities		$250,000	5.00%	6/20/2020	(14,830)	(8,881)	(1,458)	(25,169)
Bank of America, N.A	AK Steel Corp., Senior Securities		250,000	5.00%	6/20/2020	(16,757)	(3,775)	(1,458)	(21,990)
Goldman Sachs International	KB Home, Senior Securities		250,000	5.00%	12/20/2022	(38,217)	4,401	(1,458)	(35,274)
Goldman Sachs International	SuperValue, inc., Senior Securities		500,000	5.00%	6/20/2021	3,108	(15,013)	(2,917)	(14,822)
Total						$(71,294)	$(24,234)	$(7,649)	$(103,177)

(a)  Notional amount is stated in the currency in which the contract is denominated.

   EUR=Euro

(b)  Payment frequency—quarterly.

See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund (Unaudited) (cont'd)

Over-the-counter Credit Default Swaps — Sell Protection

Swap Counterparty	Reference Entity	Notional Amount	Financing Rate Received by the Fund(a)	Maturity Date	Upfront Payments (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Citibank N.A.	Petrobas Global Finance, Senior Securities	$300,000	1.00%	6/20/2023	$(14,180)	$(1,108)	$350	$(14,938)
Goldman Sachs International	Republic of Argentina, Senior Securities	650,000	5.00%	6/20/2023	64,506	(3,715)	3,792	64,583
Citibank N.A.	Republic of	500,000	5.00%	6/20/2023	49,620	(2,857)	2,917	49,680
	Argentina, Senior Securities
Total					$99,946	$(7,680)	$7,059	$99,325

(a)  Payment frequency—quarterly.

Centrally Cleared Credit Default Swaps — Sell Protection

Clearinghouse	Reference Entity	Notional Amount	Financing Rate Received by the Fund		Maturity Date	Upfront Payments (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
ICE Clear Credit LLC	CDX North American Investment Grade, Ser. 30. V1	$5,000,000	1.00	%(a)	6/20/2023	$86,343	$6,327	$5,833	$98,503
Total						$86,343	$6,327	$5,833	$98,503

(a)  Payment frequency—quarterly

For the six months ended April 30, 2018, the average notional value of credit default swaps for the Fund was $4,370,430 for buy protection and $(12,344,957) for sell protection.

At April 30, 2018, the Fund had $79,490 deposited in a segregated account to cover margin requirements on centrally cleared swaps.

Total return basket swap contracts ("total return basket swaps")

At April 30, 2018, the Fund had outstanding total return basket swap(a) as follows:

Counterparty	Description	Maturity Date(s)	Value
Goldman Sachs International	The Fund receives the total return, and pays the floating rate plus or minus a spread on a portfolio of long positions. The receipts, based on the specified benchmark floating rates,* are denominated in various foreign currencies based on the local currencies of the positions within the swaps.	3/14/2019	$27,353

(a)  The following table represents required component disclosures associated with the total return basket swaps with Goldman Sachs International as of April 30, 2018.

See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund (Unaudited) (cont'd)

Reference Entity	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)	Percentage of Net Assets
Long Positions
GSCBEN12(b)
BP PLC	389	$30,975	$4,773	0.0%
ConocoPhillips	307	35,941	5,538	0.1%
Royal Dutch Shell PLC	244	30,423	4,689	0.0%
TOTAL SA	263	29,372	4,527	0.0%
Exxon Mobil Corp.	175	24,367	3,756	0.0%
Chevron Corp.	122	27,392	4,221	0.0%
		$178,470	$27,504	0.1%
Accrued Net Interest Receivable/(Payable)			(151)
Total Return Basket Swaps, at Value			$27,353

(b)  Fund pays 1-month LIBOR plus 0.50% (effective rate at 4/30/2018 was 2.40%) Payment frequency—monthly. Fund receives the return on investment. Payment frequency—upon termination.

*  Benchmark Floating Rates

  LIBOR - London Interbank Offered Rate

Total return swap contracts ("total return swaps")

At April 30, 2018, the Fund had outstanding over-the-counter total return swaps as follows:

Long Total Return Swaps

Counterparty	Reference Entity	Notional Amount	Maturity Date	Variable- Rate(d)		Upfront Payments (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
BNP Paribas S.A.	DCP Midstream Operating LP, Senior Unsecured Notes, 5.60%, due 4/1/44	$371,675	4/15/2019	2.75	%(a)	$—	$(27,867)	$(458)	$(28,325)
BNP Paribas S.A.	Antero Resources Corp., Senior Unsecured Notes, 5.38%, due 11/1/2021	150,638	4/15/2019	2.75	%(a)	—	(4,185)	(177)	(4,362)
BNP Paribas S.A.	Chesapeake Energy Corp., Senior Unsecured Notes, 5.60%, due 4/15/2019	520,736	6/17/2019	2.73	%(a)	—	1,252	(516)	736
Goldman Sachs International	iShares iBoxx $ Investment Grade Corp. Bond ETF	576,100	9/30/2019	2.10	%(b)	—	(8,650)	(949)	(9,599)
Goldman Sachs International	Alerian MLP ETF	50,500	8/26/2019	2.80	%(c)	—	(1,696)	(229)	(1,925)
Total						$—	$(41,146)	$(2,329)	$(43,475)

(a)  Fund pays 1-month USD LIBOR plus 0.85%. Payment frequency—monthly. Fund receives return on reference entity. Payment frequency—upon termination.

(b)  Fund pays 1-month USD LIBOR plus 0.20%. Payment frequency—monthly. Fund receives return on reference entity. Payment frequency—upon termination.

See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund (Unaudited) (cont'd)

(c)  Fund pays 1-month USD LIBOR plus 0.90%. Payment frequency—monthly. Fund receives return on reference entity. Payment frequency—upon termination.

(d)  Effective rate at April 30, 2018.

Short Total Return Swaps

Counterparty	Reference Entity	Notional Amount(a)			Maturity Date	Variable- Rate(d)		Upfront Payments/ (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
BNP Paribas S.A.	HCA, Inc., Senior Unsecured Notes, 5.88%, due 2/15/2026		$(162,692)		6/17/2019	1.40	%(b)	$—	$2,599	$93	$2,692
BNP Paribas S.A.	HCA, Inc., Senior Unsecured Notes, 5.88%, due 2/15/2026		(324,188)		8/20/2018	1.40	%(b)	—	24,014	174	24,188
BNP Paribas S.A.	GRIFLS SA , Senior Unsecured Notes, 3.20%, due 5/1/2025	EUR	(225,873)		9/18/2018	(1.37	)%(c)	—	1,186	(131)	1,055
BNP Paribas S.A.	Care Capital Properties LP, 5.13%, due 8/15/2026		$(216,225)		9/26/2018	1.40	%(b)	—	16,109	116	16,225
BNP Paribas S.A.	HCA, Inc., Senior Unsecured Notes, 5.88%, due 2/15/2026		(94,361)		11/15/2018	1.40	%(b)	—	4,292	69	4,361
BNP Paribas S.A.	Macy's Retail Holdings, Inc., Senior Unsecured Notes, 3.88%, due 1/15/2022		(503,950)		11/15/2018	2.40	%(e)	—	3,451	499	3,950
BNP Paribas S.A.	Michael's Stores, Inc., Senior Subordinated Notes, 5.88%, due 12/15/2020		(501,460)		11/15/2018	1.40	%(b)	—	1,169	291	1,460
BNP Paribas S.A.	SBA Communications Corp., Senior Unsecured Notes, 4.88%, due 7/15/2022		(256,682)		11/15/2018	1.40	%(b)	—	6,537	145	6,682
BNP Paribas S.A.	CHS/Community Health Systems, Inc. Senior Unsecured Notes, 8.00%, due 11/15/2019		(211,293)		12/15/2018	2.15	%(f)	—	11,114	179	11,293
BNP Paribas S.A.	CHS/Community Health Systems, Inc. Senior Unsecured Notes, 8.00%, due 11/15/2019		(422,853)		12/15/2018	2.15	%(f)	—	22,495	358	22,853
BNP Paribas S.A.	CHS/Community Health Systems, Inc. Senior Unsecured Notes, 8.00%, due 11/15/2019		(151,385)		12/17/2018	0.15	%(g)	—	1,376	9	1,385
BNP Paribas S.A.	SFR/Numericable Group SA, 5.38%, due 5/15/2022	EUR	(256,4	94)	12/17/2018	1.12	%(h)	—	7,946	(104)	7,842
Total								$—	$102,288	$1,698	$103,986

(a)  Notional amount is stated in the currency in which the contract is denominated.

  EUR=Euro

See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund (Unaudited) (cont'd)

(b)  Fund receives 1-month USD LIBOR minus 0.50%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(c)  Fund receives 1-month EURIBOR minus 1.00%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(d)  Effective rate at April 30, 2018.

(e)  Fund receives 1-month USD LIBOR plus 0.50%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(f)  Fund receives 1-month USD LIBOR plus 0.25%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(g)  Fund receives 1-month USD LIBOR minus 1.75%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(h)  Fund receives 1-month EURIBOR minus 0.75%. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

Benchmark Floating Rates
LIBOR - London Interbank Offered Rate
EURIBOR - Euro Interbank Offered Rate

For the six months ended April 30, 2018, the average notional value of total return swaps was $5,298,262 for long positions and $(6,560,751) for short positions.

At April 30, 2018, the Fund had cash collateral of $750,000 deposited in a segregated account for BNP Paribas SA to cover collateral requirements on over-the-counter derivatives.

Purchased swaption contracts ("swaptions purchased")

At April 30, 2018, the Fund had outstanding swaptions purchased as follows:

Description	Notional Amount	Exercise Price	Expiration Date	Value
Puts
Index
CDX North American Investment Grade Index Ser. 30 V1, 5 year Swaption(a)	$15,000,000	$70.0	5/16/2018	$3,944
Total swaptions purchased (cost: $15,750)				$3,944

(a)  Over-the-counter swaption. Counterparty is Goldman Sachs International.

See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3(c)	Total
Investments:
Common Stocks(a)	$246	$—	$—	$246
Loan Assignments
Steel	—	—	202	202
Other Loan Assignments(a)	—	1,946	—	1,946
Total Loan Assignments	—	1,946	202	2,148
Convertible Bonds	—	246	—	246
Corporate Bonds(a)	—	25,077	—	25,077
Foreign Government Securities	—	144	—	144
Swaptions Purchased(b)	—	4	—	4
Short-Term Investments	—	349	—	349
Total Investments	$246	$27,766	$202	$28,214

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

(b)  The "Purchased swaption contracts" table under Derivative Instruments provides information on the industry or sector categorization for the portfolio.

(c)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2017	Accrued discounts/ (premiums)		Realized gain/(loss)		Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of 4/30/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2018
Investments in Securities:
Loan Assignments(d)
Steel	$204	$0	(e)	$0	(e)	$(1)	$—	$(1)	$—	$—	$202	$(1)
Total	$204	$0	(e)	$0	(e)	$(1)	$—	$(1)	$—	$—	$202	$(1)

(d)  Securities categorized as Level 3 are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

(e)  Amount less than one thousand.

As of the six months ended April 30, 2018, no securities were transferred from one level (as of October 31, 2017) to another.

See Notes to Financial Statements

Schedule of Investments Long Short Credit Fund (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2018:

Liability Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
Reverse Repurchase Agreements	$—	$(7,464)	$—	$(7,464)
Total Reverse Repurchase Agreements	$—	$(7,464)	$—	$(7,464)

As of the six months ended April 30, 2018, no securities were transferred from one level (as of October 31, 2017) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2018:

Other Financial Instruments
(000's omitted)	Level 1	Level 2		Level 3	Total
Futures(a)
Assets	$12	$—		$—	$12
Liabilities	(28)	—		—	(28)
Forward Contracts(a)
Assets	—	5		—	5
Liabilities	—	(0	)(b)	—	(0	)(b)
Swaps
Assets	—	345		—	345
Liabilities	—	(162)		—	(162)
Total	$(16)	$188		$—	$172

(a)  Futures and forward contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

(b)  Amount less than one thousand.

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (Unaudited) April 30, 2018

	Number of Shares	Value (000's omitted)
Common Stocks 35.6%
Aerospace & Defense 0.6%
BAE Systems PLC	4,600	$38
Boeing Co.	74	25
Lockheed Martin Corp.	234	75
		138
Air Freight & Logistics 0.2%
bpost SA	428	9
Oesterreichische Post AG	113	6
Royal Mail PLC	3,391	27
		42
Airlines 0.0%(a)
Copa Holdings SA Class A	26	3
Automobiles 0.4%
Daimler AG	245	19
Ford Motor Co.	2,729	31
Nissan Motor Co. Ltd.	2,100	22
Renault SA	206	22
		94
Banks 2.2%
Aozora Bank Ltd.	500	20
Australia & New Zealand Banking Group Ltd.	711	14
Bank of NT Butterfield & Son Ltd.	155	7
BB&T Corp.	576	31
Citigroup, Inc.	350	24
Danske Bank A/S	134	5
First Hawaiian, Inc.	1,330	37
FNB Corp.	1,400	18
Huntington Bancshares, Inc.	458	7
ING Groep NV	844	14
Intesa Sanpaolo SpA	2,622	10
JPMorgan Chase & Co.	625	68
KBC Group NV	242	21
Nordea Bank AB	882	9
People's United Financial, Inc.	977	18
PNC Financial Services Group, Inc.	200	29
Royal Bank of Canada	258	20
Skandinaviska Enskilda Banken AB, Class A	438	4
SunTrust Banks, Inc.	914	61
	Number of Shares	Value (000's omitted)
U.S. Bancorp	528	$27
Umpqua Holdings Corp.	2,090	49
Wells Fargo & Co.	478	25
		518
Beverages 0.4%
Coca-Cola Amatil Ltd.	2,359	17
Coca-Cola Co.	625	27
Heineken Holding NV	209	21
PepsiCo, Inc.	325	33
		98
Biotechnology 0.2%
Gilead Sciences, Inc.	625	45
Building Products 0.0%(a)
JELD-WEN Holding, Inc.	311	9	*
Capital Markets 0.3%
CME Group, Inc.	177	28
Virtu Financial, Inc. Class A	1,150	41
		69
Chemicals 0.9%
Air Products & Chemicals, Inc.	46	7
BASF SE	206	21
Cabot Corp.	180	10
DowDuPont, Inc.	65	4
Eastman Chemical Co.	312	32
Kronos Worldwide, Inc.	281	6
LyondellBasell Industries NV Class A	490	52
Nutrien Ltd.	450	21
Praxair, Inc.	187	29
Solvay SA	150	21
		203
Commercial Services & Supplies 0.2%
KAR Auction Services, Inc.	396	21
Societe BIC SA	55	6
Waste Management, Inc.	337	27
		54
Communications Equipment 0.4%
Cisco Systems, Inc.	1,503	67
VTech Holdings Ltd.	1,800	22
		89
	Number of Shares	Value (000's omitted)
Construction & Engineering 0.1%
Ferrovial SA	500	$11
Vinci SA	225	22
		33
Containers & Packaging 0.5%
Bemis Co., Inc.	264	11
International Paper Co.	949	49
Packaging Corp. of America	243	28
Sonoco Products Co.	289	15
WestRock Co.	449	27
		130
Diversified Consumer Services 0.1%
H&R Block, Inc.	522	14
Diversified Telecommunication Services 0.8%
AT&T, Inc.	785	26
BCE, Inc.	487	21
Bezeq Israeli Telecommunication Corp. Ltd.	14,201	18
CenturyLink, Inc.	288	5
Elisa OYJ	528	23
Orange SA	1,186	22
Sunrise Communications Group AG	268	21	*(b)
Swisscom AG	39	19
Telefonica Deutschland Holding AG	2,311	11
Verizon Communications, Inc.	614	30
		196
Electric Utilities 1.6%
ALLETE, Inc.	150	11
American Electric Power Co., Inc.	150	11
CK Infrastructure Holdings Ltd.	1,000	8
CLP Holdings Ltd.	1,500	16
Endesa SA	943	22
Eversource Energy	461	28
Exelon Corp.	1,132	45
FirstEnergy Corp.	930	32
Fortum OYJ	1,013	23
Hawaiian Electric Industries, Inc.	104	4
HK Electric Investments & HK Electric Investments Ltd.	6,000	6	(b)
IDACORP, Inc.	87	8
NextEra Energy, Inc.	300	49

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

	Number of Shares	Value (000's omitted)
PG&E Corp.	658	$30
Pinnacle West Capital Corp.	91	7
Portland General Electric Co.	262	11
Power Assets Holdings Ltd.	3,000	22
PPL Corp.	889	26
SSE PLC	1,176	22
Xcel Energy, Inc.	4	0	(c)
		381
Electrical Equipment 0.3%
ABB Ltd.	402	9
Eaton Corp. PLC	375	28
Emerson Electric Co.	421	28
		65
Electronic Equipment, Instruments & Components 0.0%(a)
National Instruments Corp.	2	0	(c)
Energy Equipment & Services 0.2%
Helmerich & Payne, Inc.	325	22
Schlumberger Ltd.	228	16
		38
Equity Real Estate Investment Trusts 5.3%
Alexandria Real Estate Equities, Inc.	462	58
American Campus Communities, Inc.	532	21
American Tower Corp.	297	41
Apple Hospitality REIT, Inc.	657	12
Ascendas Real Estate Investment Trust	5,200	10
Brandywine Realty Trust	397	6
British Land Co. PLC	609	6
Camden Property Trust	85	7
CapitaLand Commercial Trust	10,400	14
CapitaLand Mall Trust	6,300	10
Colony NorthStar, Inc. Class A	230	1
CoreSite Realty Corp.	622	65
Crown Castle International Corp.	902	91
	Number of Shares	Value (000's omitted)
Digital Realty Trust, Inc.	240	$25
Douglas Emmett, Inc.	650	24
Equinix, Inc.	60	25
Extra Space Storage, Inc.	668	60
Fonciere Des Regions	49	6
Gaming and Leisure Properties, Inc.	586	20
H&R Real Estate Investment Trust	1,262	20
Highwoods Properties, Inc.	548	24
Host Hotels & Resorts, Inc.	2,400	47
Iron Mountain, Inc.	691	23
Kimco Realty Corp.	1,482	22
Lamar Advertising Co. Class A	131	8
LaSalle Hotel Properties	484	14
Life Storage, Inc.	85	8
Medical Properties Trust, Inc.	2,409	31
Mid-America Apartment Communities, Inc.	248	23
Mirvac Group	10,992	18
National Health Investors, Inc.	93	6
OMEGA Healthcare Investors, Inc.	1,174	31
Orix JREIT, Inc.	1	2
Outfront Media, Inc.	1,050	20
Park Hotels & Resorts, Inc.	1,122	32
Pebblebrook Hotel Trust	188	7
Piedmont Office Realty Trust, Inc. Class A	360	6
Prologis, Inc.	545	35
PS Business Parks, Inc.	81	9
Public Storage	122	25
RioCan Real Estate Investment Trust	1,057	19
Senior Housing Properties Trust	714	11
Simon Property Group, Inc.	109	17
STAG Industrial, Inc.	1,076	26
Stockland	5,693	18
Sun Communities, Inc.	427	40
Ventas, Inc.	748	38
	Number of Shares	Value (000's omitted)
VEREIT, Inc.	982	$7
Vicinity Centres	7,137	13
Vornado Realty Trust	186	13
Welltower, Inc.	839	45
Weyerhaeuser Co.	2,223	82
WP Carey, Inc.	312	20
		1,262
Food & Staples Retailing 0.5%
Kesko OYJ, B Shares	384	23
Walmart, Inc.	754	67
Wesfarmers Ltd.	683	22
		112
Food Products 1.0%
Archer-Daniels- Midland Co.	556	25
Campbell Soup Co.	591	24
Flowers Foods, Inc.	1,512	34
General Mills, Inc.	164	7
Hershey Co.	302	28
Kellogg Co.	440	26
Kraft Heinz Co.	367	21
Nestle SA	132	10
Orkla ASA	1,991	18
Salmar ASA	467	22
Tate & Lyle PLC	690	6
WH Group Ltd.	19,000	20	(b)
		241
Gas Utilities 0.1%
APA Group	2,343	15
Health Care Equipment & Supplies 0.1%
Medtronic PLC	351	28
Health Care Providers & Services 0.4%
Cardinal Health, Inc.	226	14
CVS Health Corp.	369	26
Encompass Health Corp.	282	17
Patterson Cos., Inc.	284	7
Quest Diagnostics, Inc.	289	29
		93
Hotels, Restaurants & Leisure 1.1%
Carnival Corp.	1,248	79
Carnival PLC	309	20
Cracker Barrel Old Country Store, Inc.	69	11
Crown Resorts Ltd.	2,074	20
Darden Restaurants, Inc.	83	8
Extended Stay America, Inc.	576	11

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

	Number of Shares	Value (000's omitted)
Genting Singapore PLC	15,300	$13
Las Vegas Sands Corp.	801	59
McDonald's Corp.	170	29
Playtech PLC	559	6
Six Flags Entertainment Corp.	218	14
		270
Household Durables 0.2%
Berkeley Group Holdings PLC	391	22
Garmin Ltd.	492	29
Tupperware Brands Corp.	115	5
		56
Household Products 0.1%
Kimberly-Clark Corp.	64	7
Procter & Gamble Co.	200	14
		21
Independent Power and Renewable Electricity Producers 0.7%
NextEra Energy Partners LP	2,599	108
NRG Yield, Inc. Class C	3,100	55
		163
Industrial Conglomerates 0.3%
3M Co.	121	24
General Electric Co.	1,639	23
Hopewell Holdings Ltd.	2,000	7
NWS Holdings Ltd.	2,000	4
Siemens AG ADR	400	25
		83
Insurance 0.7%
Baloise Holding AG	33	5
First American Financial Corp.	134	7
FNF Group	739	27
Legal & General Group PLC	5,710	21
MetLife, Inc.	154	7
Poste Italiane SpA	2,735	27	(b)
Power Corp. of Canada	807	19
Power Financial Corp.	377	10
Swiss Life Holding AG	15	5	*
Swiss Re AG	109	10
Talanx AG	124	6
	Number of Shares	Value (000's omitted)
Tryg A/S	419	$10
Zurich Insurance Group AG	17	6
		160
IT Services 0.4%
Automatic Data Processing, Inc.	170	20
IBM Corp.	188	28
Paychex, Inc.	334	20
Western Union Co.	1,322	26
		94
Machinery 0.1%
Cummins, Inc.	132	21
Marine 0.0%(a)
Kuehne & Nagel International AG	35	5
Media 0.4%
Interpublic Group of Cos., Inc.	1,650	39
John Wiley & Sons, Inc. Class A	139	9
Mediaset Espana Comunicacion SA	486	5
Metropole Television SA	179	4
News Corp. Class B	433	7
Omnicom Group, Inc.	390	29
TEGNA, Inc.	500	5
		98
Metals & Mining 1.0%
BHP Billiton Ltd.	964	22
BHP Billiton PLC	1,070	23
Fortescue Metals Group Ltd.	5,496	19
Franco-Nevada Corp.	335	24
Nucor Corp.	120	7
Rio Tinto PLC	414	22
Rio Tinto PLC ADR	1,250	69
Southern Copper Corp.	775	41
		227
Mortgage Real Estate Investment 0.9%
AGNC Investment Corp.	1,785	34
Annaly Capital Management, Inc.	5,642	58
Apollo Commercial Real Estate Finance, Inc.	354	6
Blackstone Mortgage Trust, Inc. Class A	1,276	39
	Number of Shares	Value (000's omitted)
Chimera Investment Corp.	551	$10
MFA Financial, Inc.	902	7
New Residential Investment Corp.	562	10
Starwood Property Trust, Inc.	1,637	34
Two Harbors Investment Corp.	438	7
		205
Multi-Utilities 1.7%
Ameren Corp.	935	55
Canadian Utilities Ltd. Class A	204	5
CenterPoint Energy, Inc.	1,029	26
Centrica PLC	11,200	24
Consolidated Edison, Inc.	97	8
DTE Energy Co.	464	49
Engie SA	1,363	24
Innogy SE	263	11	(b)
NiSource, Inc.	850	21
NorthWestern Corp.	120	7
Sempra Energy	1,200	134
Veolia Environnement SA	218	5
WEC Energy Group, Inc.	486	31
		400
Multiline Retail 0.2%
Marks & Spencer Group PLC	1,403	5
Target Corp.	450	33
		38
Oil, Gas & Consumable Fuels 4.2%
AltaGas Ltd.	228	4
Antero Midstream GP LP	3,000	52
BP PLC	3,036	23
Caltex Australia Ltd.	196	5
Chevron Corp.	241	30
CVR Energy, Inc.	203	7
Enagas SA	781	23
Enbridge Income Fund Holdings, Inc.	890	19
Eni SpA	1,246	24
Exxon Mobil Corp.	391	30
Galp Energia SGPS SA	1,116	21
Kinder Morgan, Inc.	1,215	19
Marathon Petroleum Corp.	222	17
See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

	Number of Shares	Value (000's omitted)
Occidental Petroleum Corp.	407	$32
ONEOK, Inc.	3,406	205
PBF Energy, Inc. Class A	329	13
Pembina Pipeline Corp.	1,100	35
Phillips 66	291	32
Royal Dutch Shell PLC, A Shares	636	22
Snam SpA	4,727	23
Suncor Energy, Inc.	2,174	83
Targa Resources Corp.	1,750	82
Total SA ADR	600	38
Valero Energy Corp.	327	36
Washington H Soul Pattinson & Co. Ltd.	1,053	15
Williams Cos., Inc.	3,677	95
		985
Paper & Forest Products 0.3%
Domtar Corp.	146	6
Navigator Co. SA	1,310	8
Stora Enso OYJ, R Shares	134	3
Svenska Cellulosa AB SCA, B Shares	2,030	22
UPM-Kymmene OYJ	664	24
		63
Personal Products 0.1%
Unilever PLC	369	21
Pharmaceuticals 1.6%
Allergan PLC	4	1
AstraZeneca PLC	311	22
Bristol-Myers Squibb Co.	559	29
Eli Lilly & Co.	372	30
GlaxoSmithKline PLC	1,196	24
Johnson & Johnson	503	64
Merck & Co., Inc.	513	30
Merck KGaA	203	20
Novartis AG	243	19
Novo Nordisk A/S Class B	87	4
Orion OYJ Class B	646	19
Pfizer, Inc.	1,781	65
Roche Holding AG	94	21
Sanofi	265	21
Takeda Pharmaceutical Co. Ltd.	400	17
		386
	Number of Shares	Value (000's omitted)
Professional Services 0.3%
Adecco Group AG	121	$8
Nielsen Holdings PLC	391	12
RELX NV	1,043	22
RELX PLC	1,039	22
SGS SA	8	20
		84
Real Estate Management & Development 0.5%
Brookfield Property Partners LP	1,548	30
Castellum AB	313	5
First Capital Realty, Inc.	1,294	20
PSP Swiss Property AG	113	11
Swire Pacific Ltd. Class A	2,000	20
Swire Pacific Ltd. Class B	2,500	4
Swiss Prime Site AG	230	21	*
		111
Road & Rail 0.1%
Union Pacific Corp.	250	33
Semiconductors & Semiconductor Equipment 0.8%
KLA-Tencor Corp.	258	26
Maxim Integrated Products, Inc.	1,392	76
QUALCOMM, Inc.	300	15
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,375	53
Texas Instruments, Inc.	277	28
		198
Software 0.4%
CA, Inc.	798	28
Microsoft Corp.	625	58
		86
Specialty Retail 0.4%
CECONOMY AG	1,529	17
Home Depot, Inc.	65	12
L Brands, Inc.	700	25
Williams-Sonoma, Inc.	675	32
		86
Technology Hardware, Storage & Peripherals 0.9%
Apple, Inc.	425	70
Canon, Inc.	600	21
HP, Inc.	1,346	29
	Number of Shares	Value (000's omitted)
Ricoh Co. Ltd.	800	$8
Seagate Technology PLC	402	23
Western Digital Corp.	512	40
Xerox Corp.	721	23
		214
Textiles, Apparel & Luxury Goods 0.1%
HUGO BOSS AG	241	23
Thrifts & Mortgage Finance 0.1%
New York Community Bancorp, Inc.	1,406	17
Tobacco 0.4%
Altria Group, Inc.	444	25
Imperial Brands PLC	500	18
Japan Tobacco, Inc.	600	16
Philip Morris International, Inc.	309	26
Vector Group Ltd.	324	6
		91
Trading Companies & Distributors 0.3%
ITOCHU Corp.	1,200	24
Marubeni Corp.	3,000	23
Mitsui & Co. Ltd.	1,300	23
Watsco, Inc.	80	13
		83
Transportation Infrastructure 0.1%
Hutchison Port Holdings Trust	2,700	1
Macquarie Infrastructure Corp.	224	9
Sydney Airport	4,000	21
		31
Water Utilities 0.1%
United Utilities Group PLC	1,857	19
Wireless Telecommunication Services 0.3%
Freenet AG	676	22
NTT DOCOMO, Inc.	700	18
Rogers Communications, Inc. Class B	468	22
Telephone & Data Systems, Inc.	7	0	(c)
Vodafone Group PLC	7,573	22
		84
Total Common Stocks (Cost $8,060)		8,426

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

	Number of Shares	Value (000's omitted)
Preferred Stocks 2.1%
Equity Real Estate Investment Trusts 2.1%
American Homes 4 Rent, Ser. D, 6.50%	746	$19
Ashford Hospitality Trust, Inc., Ser. F, 7.38%	600	14
Ashford Hospitality Trust, Inc., Ser. H, 7.50%	1,579	36
Cedar Realty Trust, Inc., Ser. B, 7.25%	156	3
Colony NorthStar, Inc., Ser. J, 7.13%	793	18
Digital Realty Trust, Inc., Ser. C, 6.63%	1,923	50
Farmland Partners, Inc., Ser. B, 6.00%	400	10	(d)
GGP, Inc., Ser. A, 6.38%	1,226	30
Gramercy Property Trust, Ser. A , 7.13%	550	14
Hersha Hospitality Trust, Ser. C, 6.88%	764	18
Hersha Hospitality Trust, Ser. D, 6.50%	675	16
National Retail Properties, Inc., Ser. F, 5.20%	2,025	46
Pebblebrook Hotel Trust, Ser. D, 6.38%	2,221	54
Pennsylvania Real Estate Investment Trust, Ser. L, 6.88%	500	10
Public Storage, Ser. E, 4.90%	1,725	39
QTS Realty Trust, Inc., , 7.13%	250	6
Rexford Industrial Realty, Inc., Ser. A, 5.88%	533	13
Sabra Health Care REIT, Inc., Ser. A, 7.13%	986	25
Saul Centers, Inc., Ser. D, 6.13%	600	13
	Number of Shares	Value (000's omitted)
Sunstone Hotel Investors, Inc., Ser. E, 6.95%	1,500	$38
UMH Properties, Inc., Ser. D, 6.38%	375	9
VEREIT, Inc., Ser. F, 6.70%	1,014	26
Total Preferred Stocks (Cost $525)		507
	Principal Amount (000's omitted)
Convertible Bonds 1.1%
Biotechnology 0.1%
BioMarin Pharmaceutical, Inc., 0.60%, due 8/1/24	$10	9
Exact Sciences Corp., 1.00%, due 1/15/25	10	10
		19
Communications Equipment 0.0%(a)
Finisar Corp., 0.50%, due 12/15/36	5	4
Equity Real Estate Investment Trusts 0.3%
Extra Space Storage LP, 3.13%, due 10/1/35	50	56	(e)
IH Merger Sub LLC, 3.50%, due 1/15/22	10	11
		67
Independent Power and Renewable Electricity Producers 0.1%
NextEra Energy Partners L.P., 1.50%, due 9/15/20	15	15	(e)
Internet & Direct Marketing Retail 0.0%(a)
Liberty Expedia Holdings, Inc., 1.00%, due 6/30/47	10	10	(e)
Internet Software & Services 0.1%
Zillow Group, Inc., 2.00%, due 12/1/21	10	12
	Principal Amount (000's omitted)	Value (000's omitted)
Media 0.1%
Gannett Co, Inc., 4.75%, due 4/15/24	$10	$10	(e)
Liberty Media Corp., 2.13%, due 3/31/48	25	25	(e)
		35
Metals & Mining 0.1%
Endeavour Mining Corp., 3.00%, due 2/15/23	20	20	(e)
Oil Field Equipment & Services 0.1%
Ensco Jersey Finance Ltd., 3.00%, due 1/31/24	20	17
Oil, Gas & Consumable Fuels 0.1%
Golar LNG Ltd., 2.75%, due 2/15/22	15	17
Teekay Corp., 5.00%, due 1/15/23	10	10	(e)
		27
Software 0.1%
Guidewire Software, Inc., 1.25%, due 3/15/25	20	20
PROS Holdings, Inc., 2.00%, due 6/1/47	10	10	(e)
		30
Total Convertible Bonds (Cost $249)		256
Corporate Bonds 10.2%
Agriculture 0.3%
BAT Capital Corp., 4.54%, due 8/15/47	75	71	(e)
Auto Manufacturers 0.2%
Ford Motor Credit Co. LLC, 3.20%, due 1/15/21	50	50
Banks 2.8%
Banco Santander SA, 3.80%, due 2/23/28	40	38

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

		Principal Amount (000's omitted)	Value (000's omitted)
Bank of America Corp., (3 month USD LIBOR + 1.07%), 3.97%, due 3/5/29		$40	$39	(f)
Bank of America Corp., Ser. L, 3.95%, due 4/21/25		45	44
BNP Paribas SA, 2.38%, due 5/21/20		50	49
Citigroup, Inc. (3 month USD LIBOR + 1.56%), 3.89%, due 1/10/28		15	15(f)
(3 month USD LIBOR + 1.15%), 3.52%, due 10/27/28		20	19	(f)
Goldman Sachs Group, Inc. 2.60%, due 4/23/20		20	20
(3 month USD LIBOR + 1.51%), 3.69%, due 6/5/28		40	38	(f)
(3 month USD LIBOR + 1.16%), 3.81%, due 4/23/29		75	71	(f)
(3 month USD LIBOR + 1.37%), 4.02%, due 10/31/38		35	32	(f)
5.15 5/22/45	%, due	30	31
HSBC Holdings PLC, (5 year USD ICE Swap + 3.75%), 6.00%, due 11/22/66		65	64	(f)
JPMorgan Chase & Co. (3 month USD LIBOR + 1.36%), 3.88%, due 7/24/38		30	28(f)
(3 month USD LIBOR + 1.22%),,3.90%, due 1/23/49		30	27	(f)
Morgan Stanley, (3 month USD LIBOR + 1.14%), 3.77%, due 1/24/29		60	58	(f)
		Principal Amount (000's omitted)	Value (000's omitted)
Wells Fargo & Co.,2.55%, due 12/7/20		$20	$20
Westpac Banking Corp., (5 year USD ICE Swap + 2.89%), 5.00%, due 3/21/67		65	59	(f)
			652
Beverages 0.4%
Anheuser-Busch InBev Finance, Inc., 4.70%, due 2/1/36		20	20
Anheuser-Busch InBev Worldwide, Inc., 4.75%, due 4/15/58		65	65
			85
Computers 1.1%
Apple, Inc., 4.65%,due 2/23/46		35	38
Diamond 1 Finance Corp./ Diamond 2 Finance Corp. 5.45%, due 6/15/23		80	84	(e)
6.02 6/15/26	%, due	35	37	(e)
HP Enterprise Co. 3.60%, due 10/15/20		40	40
4.90 10/15/25	%, due	50	52
			251
Diversified Financial Services 0.1%
Synchrony Financial, 2.70%, due 2/3/20		20	20
Food 0.2%
Grupo Bimbo SAB de CV, 4.70%, due 11/10/47		55	51	(e)
Kroger Co., 3.88%, due 10/15/46		5	4
			55
Insurance 0.1%
AXA Equitable Holdings, Inc., 5.00%, due 4/20/48		35	33	(e)
		Principal Amount (000's omitted)	Value (000's omitted)
Iron—Steel 0.1%
Vale Overseas Ltd., 6.25%, due 8/10/26		$30	$33
Media 1.0%
Charter Communications Operating LLC/ Charter Communications Operating Capital 4.91%, due 7/23/25		90	92
6.48 10/23/45	%, due	30	32
5.38 due 5/1/47	%,	15	14
5.75 due 4/1/48	%,	40	40
Discovery Communications LLC 5.00%, due 9/20/37		30	29
5.20 9/20/47	%, due	25	25
			232
Miscellaneous Manufacturers 0.6%
General Electric Co., Ser. D, (3 month USD LIBOR + 3.33%), 5.00%, due 12/29/49		145	144	(f)
Oil & Gas 0.4%
Hess Corp., 4.30%, due 4/1/27		30	29
Noble Energy, Inc., 5.25%, due 11/15/43		35	37
Petroleos Mexicanos, 6.50%, due 3/13/27		40	41
			107
Pharmaceuticals 0.7%
AbbVie, Inc., 4.70%, due 5/14/45		40	39
CVS Health Corp. 4.30%, due 3/25/28		45	44
5.05 3/25/48	%, due	90	92
			175

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

	Principal Amount (000's omitted)	Value (000's omitted)
Pipelines 1.0%
Energy Transfer Partners L.P. 6.50%, due 2/1/42	$20	$21
Ser. B, (3 month USD LIBOR + 4.16%), 6.63%, due 12/31/99	55	52	(f)
Kinder Morgan, Inc. 5.00%, due 2/15/21	45	46	(e)
5.55 6/1/45%, due	50	51
MPLX L.P., 4.70%, due 4/15/48	60	57
		227
Semiconductors 0.6%
Broadcom Corp./ Broadcom Cayman Finance Ltd. 3.88%, due 1/15/27	130	124
3.50 1/15/28%, due	10	9
		133
Telecommunications 0.6%
AT&T, Inc. 4.75%, due 5/15/46	35	33
5.45 due 3/1/47%,	65	66
Verizon Communications, Inc., 4.67%, due 3/15/55	40	36
		135
Total Corporate Bonds (Cost $2,462)		2,403
Mortgage-Backed Securities 12.1%
Collateralized Mortgage Obligations 3.1%
Fannie Mae Connecticut Avenue Securities Ser. 2017-C02, Class 2M2, (1 month USD LIBOR + 3.65%), 5.55%, due 9/25/29	230	252	(f)
	Principal Amount (000's omitted)	Value (000's omitted)
Ser. 2017-C03, Class 1M2, (1 month USD LIBOR + 3.00%), 4.90%, due 10/25/29	$45	$48	(f)
Ser. 2017-C04, Class 2M2, (1 month USD LIBOR + 2.85%), 4.75%, due 11/25/29	120	126	(f)
Ser. 2017-C05, Class 1M2, (1 month USD LIBOR + 2.20%), 4.10%, due 1/25/30	35	35	(f)
Freddie Mac Structured Agency Credit Risk Debt Notes, Ser. 2017-DNA2, Class M2, (1 month USD LIBOR + 3.45%), 5.35%, due 10/25/29	250	274	(f)
		735
Fannie Mae 5.4%
Pass-Through Certificates
3.50 15 Year Maturity%, TBA,	120	121	(g)
3.50 30 Year Maturity%, TBA,	240	238	(g)
4.00 30 Year Maturity%, TBA,	655	667	(g)
4.50 30 Year Maturity%, TBA,	230	240	(g)
		1,266
Freddie Mac 3.6%
Pass-Through Certificates 3.50%, TBA, 15 Year Maturity	50	51	(g)
3.50 30 Year Maturity%, TBA,	225	223	(g)
4.00 30 Year Maturity%, TBA,	575	585	(g)
		859
Total Mortgage-Backed Securities (Cost $2,820)		2,860
	Principal Amount (000's omitted)	Value (000's omitted)
U.S. Treasury Obligations 11.7%
U.S. Treasury Bill, 0.09%, due 5/24/18	$100	$100	(h)(i)
U.S. Treasury Bonds 4.50%, due 2/15/36	121	146
3.88 8/15/40%, due	121	137
U.S. Treasury Inflation-Indexed Bonds(j) 2.00%, due 1/15/26	574	629	(i)
1.75 1/15/28%, due	12	13
3.63 4/15/28%, due	77	98
2.50 1/15/29%, due	139	163
3.88 4/15/29%, due	203	268	(i)
3.38 4/15/32%, due	21	28
1.00 2/15/46%, due	100	102
U.S. Treasury Notes 1.50%, due 8/31/18-2/28/23	305	301
1.38 11/30/18-4/30/20%, due	420	416
2.13 12/31/21%, due	60	59
2.25 11/15/27-8/15/46%, due	320	299
Total U.S. Treasury Obligations (Cost $2,817)		2,759
U.S. Government Agency Securities 1.2%
Federal Home Loan Bank, 5.50%, due 7/15/36	95	123
Federal National Mortgage Association 6.63%, due	100	134
11/15/30 5.63%, due 7/15/37	30	39
Total U.S. Government Agency Securities (Cost $318)		296

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

	Principal Amount (000's omitted)	Value (000's omitted)
Asset-Backed Securities 3.1%
Ally Auto Receivables Trust, Ser. 2017-3, Class A2, 1.53%, due 3/16/20	$13	$13
Argent , Securities Inc., Ser. 2003-W3, Class M1, (1 month USD LIBOR + 1.13%), 3.02%, due 9/25/33	37	35	(f)
Bear Stearns Asset Backed Securities Trust, Ser. 2006-SD2, Class M2, (1 month USD LIBOR + 0.80%), 2.70%, due 6/25/36	170	165	(f)
Capital One Multi-Asset Execution Trust, Ser. 2016-A1, Class A1, (1 month USD LIBOR + 0.45%), 2.35%, due 2/15/22	20	20	(f)
Carrington Mortgage Loan Trust, Ser. 2006-OPT1, Class M1, (1 month USD LIBOR + 0.35%), 2.25%, due 2/25/36	168	165	(f)
Citibank Credit Card Issuance Trust, Ser. 2017-A3, Class A3, 1.92%, due 4/7/22	170	167
JP Morgan Mortgage Acquisition Corp., Ser. 2005-OPT2, Class M3, (1 month USD LIBOR + 0.48%), 2.38%, due 12/25/35	135	129	(f)
	Principal Amount (000's omitted)	Value (000's omitted)
Toyota Auto Receivables Owner Trust, Ser. 2017-B, Class A2A, 1.46%, due 1/15/20	$34	$34
Total Asset-Backed Securities (Cost $706)		728
	Number of Shares
Exchange-Traded Funds 3.4%
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	25,155	690
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	6,000	112
Total Exchange- Traded Funds (Cost $808)		802
Master Limited Partnerships 3.3%
Hotels, Restaurants & Leisure 0.4%
Cedar Fair LP	1,400	95
Oil, Gas & Consumable Fuels 2.9%
Alliance Holdings GP LP	1,325	34
Antero Midstream Partners LP	2,300	62
Dominion Energy Midstream Partners LP	2,850	41
Energy Transfer Equity LP	7,000	110
Energy Transfer Partners LP	2,000	36
Enterprise Products Partners LP	5,100	137
EQT GP Holdings LP	2,200	55
EQT Midstream Partners LP	1,050	59
NuStar Energy LP	900	19
Western Gas Equity Partners LP	3,600	122
		675
Total Master Limited Partnerships (Cost $924)		770
	Number of Shares	Value (000's omitted)
Investment Companies(k) 20.6%
Neuberger Berman Emerging Markets Debt Fund Institutional Class	158,478	$1,426	(l)
Neuberger Berman Floating Rate Income Fund Institutional Class	109,044	1,082	(l)
Neuberger Berman High Income Bond Fund Class R6	222,959	1,893	(l)
Neuberger Berman Long Short Credit Fund Class R6	49,772	466	(l)
Total Investment Companies (Cost $4,887)		4,867
Total Options Purchased(m) 0.0%(a) (Cost $2)		1
Short-Term Investments 3.9%
Investment Companies 3.9%
State Street Institutional U.S. Government Money Market Fund Premier Class, 1.63%(n) (Cost $932)	931,973	932	(l)
Total Investments 108.3% (Cost $25,510)		25,607
Liabilities Less Other Assets (8.3)%		(1,956	)(o)
Net Assets 100.0%		$23,651

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

*  Non-income producing security.

(a)  Represents less than 0.05% of net assets.

(b)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at April 30, 2018 amounted to approximately $85,000, which represents 0.4% of net assets of the Fund.

(c)  Amount less than one thousand.

(d)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of April 30, 2018.

(e)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2018, these securities amounted to approximately $478,000, which represents 2.0% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(f)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2018 and changes periodically.

  Benchmarks for Variable/Floating Rates:

  LIBOR = London Interbank Offered Rate

  ICE = Intercontinental Exchange

(g)  TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities (excluding forward sales contracts, if any) at April 30, 2018 amounted to approximately $2,125,000, which represents 9.0% of net assets of the Fund.

(h)  Rate shown was the discount rate at the date of purchase.

(i)  All or a portion of the security is pledged as collateral for futures and/or options written.

(j)  Index-linked bond whose principal amount adjusts according to a government retail price index.

(k)  Affiliated company as defined under the Investment Company Act of 1940, as amended (see Note F of Notes to Financial Statements).

(l)  All or a portion of this security is segregated in connection with obligations for to be announced securities, futures, forward foreign currency contracts, options written and/or swaps with a total value of approximately $5,799,000.

(m)  See "Purchased option contracts" under Derivative Instruments.

(n)  Represents 7-day effective yield as of April 30, 2018.

(o)  Includes the impact of the Fund's open positions in derivatives at April 30, 2018.

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

Derivative Instruments

Futures contracts ("futures")

At April 30, 2018, open positions in futures for the Fund were as follows:

Long Futures:
Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
5/2018	1	HSCEI Index	$78,134	$1,911
6/2018	3	Euro-Bund	575,083	(401)
6/2018	2	Topix Index	325,558	11,755
6/2018	19	Euro STOXX 50 Index	797,088	21,834
6/2018	1	FTSE 100 Index	102,702	4,991
6/2018	2	MSCI EAFE Index	202,650	(1,101)
6/2018	23	MSCI Emerging Markets Index	1,325,030	(83,924)
6/2018	5	S&P 500 E-Mini Index	661,750	(52)
6/2018	10	STOXX Europe 600	230,048	11,521
6/2018	1	Canadian Bond, 10 Year	102,379	(8)
6/2018	5	U.S. Treasury Long Bond	719,219	(6,216)
6/2018	3	U.S. Treasury Ultra Long Bond	383,672	(1,203)
6/2018	12	U.S. Treasury Note, 10 Year	1,435,500	(3,404)
6/2018	8	U.S. Treasury Note, 2 Year	1,696,375	63
6/2018	8	U.S. Treasury Note, 5 Year	908,063	(2,250)
Total Long Positions			$9,543,251	$(46,484)
Short Futures:
Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2018	4	Euro-Bund	$(766,777)	$(7,787)
6/2018	3	Euro-OAT	(557,223)	(7,608)
6/2018	4	S&P 500 E-Mini Index	(529,400)	28,400
6/2018	2	U.S. Dollar Interest Rate Swap, 10 Year	(186,594)	1,005
6/2018	10	U.S. Treasury Long Bond	(1,438,438)	(14,060)
6/2018	5	U.S. Treasury Note, 10 Year	(598,125)	1,081
6/2018	4	U.S. Treasury Ultra Long Bond	(628,500)	(10,243)
Total Short Positions			$(4,705,057)	$(9,212)
Total Futures				$(55,696)

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

At April 30, 2018, the Fund had $252,227 deposited in a segregated account to cover margin requirements on open futures. The Fund had securities pledged in the amount of $99,898 to cover collateral requirements on open futures.

For the six months ended April 30, 2018, the average notional value of futures for the Fund was $6,141,905 for long positions and $(4,547,146) for short positions.

Forward foreign currency contracts ("forward contracts")

At April 30, 2018, open forward contracts for the Fund were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
186,051	USD	244,550	AUD	Citibank, N.A.	7/24/2018	$1,874
49,362	USD	63,386	AUD	JPMorgan Chase Bank N.A.	7/24/2018	1,624
118,692	USD	152,405	AUD	Royal Bank of Canada	7/24/2018	3,911
132,247	USD	170,058	AUD	Standard Chartered Bank	7/24/2018	4,172
117,406	USD	150,913	AUD	State Street Bank and Trust Company	7/24/2018	3,749
714,417	USD	900,959	CAD	Goldman Sachs International	7/24/2018	11,352
29,578	USD	37,363	CAD	Goldman Sachs International	7/24/2018	422
582,769	USD	735,289	CAD	JPMorgan Chase Bank N.A.	7/24/2018	8,985
152,056	USD	190,603	CAD	JPMorgan Chase Bank N.A.	7/24/2018	3,318
171,969	USD	216,991	CAD	Royal Bank of Canada	7/24/2018	2,640
34,513	USD	33,071	CHF	Citibank, N.A.	7/24/2018	899
193,017	USD	185,193	CHF	Goldman Sachs International	7/24/2018	4,781
18,077	USD	17,457	CHF	Goldman Sachs International	7/24/2018	334
15,252	USD	14,788	CHF	Goldman Sachs International	7/24/2018	222
183,861	USD	176,402	CHF	JPMorgan Chase Bank N.A.	7/24/2018	4,561
349,876	USD	335,454	CHF	Royal Bank of Canada	7/24/2018	8,910
525,218	USD	503,256	CHF	Societe Generale	7/24/2018	13,693
16,321	USD	15,643	CHF	Standard Chartered Bank	7/24/2018	421
692,625	USD	555,246	EUR	Citibank, N.A.	7/24/2018	17,829
56,484	USD	45,423	EUR	JPMorgan Chase Bank N.A.	7/24/2018	1,281
11,266	USD	9,024	EUR	Societe Generale	7/24/2018	299
1,872,187	USD	1,501,082	EUR	State Street Bank and Trust Company	7/24/2018	47,908
320,541	USD	257,114	EUR	State Street Bank and Trust Company	7/24/2018	8,068
100,679	USD	80,659	EUR	State Street Bank and Trust Company	7/24/2018	2,653
92,995	USD	75,072	EUR	State Street Bank and Trust Company	7/24/2018	1,760
129,327	USD	90,519	GBP	Citibank, N.A.	7/24/2018	4,204
28,028	USD	19,629	GBP	Citibank, N.A.	7/24/2018	895
29,874	USD	20,789	GBP	JPMorgan Chase Bank N.A.	7/24/2018	1,138
201,176	USD	140,842	GBP	Standard Chartered Bank	7/24/2018	6,492
1,082,134	USD	758,358	GBP	State Street Bank and Trust Company	7/24/2018	33,867
95,981	USD	67,108	GBP	State Street Bank and Trust Company	7/24/2018	3,219
174,705	USD	18,604,685	JPY	Citibank, N.A.	7/24/2018	3,534
211,214	USD	22,848,543	JPY	Citibank, N.A.	7/24/2018	997
91,608	USD	9,762,311	JPY	Goldman Sachs International	7/24/2018	1,790
23,752	USD	2,540,104	JPY	Goldman Sachs International	7/24/2018	382

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
138,562	USD	14,748,487	JPY	Societe Generale	7/24/2018	$2,869
23,000	USD	2,449,265	JPY	Standard Chartered Bank	7/24/2018	465
209,603	USD	22,337,332	JPY	State Street Bank and Trust Company	7/24/2018	4,091
63,969	USD	6,830,010	JPY	State Street Bank and Trust Company	7/24/2018	1,130
94,312	USD	100,187,520	KRW	Goldman Sachs International	7/24/2018	531
54,607	USD	999,514	MXN	State Street Bank and Trust Company	7/24/2018	1,842
116,804	USD	917,799	NOK	Citibank, N.A.	7/24/2018	2,048
306,821	USD	2,370,928	NOK	Goldman Sachs International	7/24/2018	10,374
39,131	USD	302,489	NOK	JPMorgan Chase Bank N.A.	7/24/2018	1,310
99,180	USD	767,268	NOK	State Street Bank and Trust Company	7/24/2018	3,245
977,418	USD	1,333,885	NZD	JPMorgan Chase Bank N.A.	7/24/2018	38,965
415,640	USD	566,486	NZD	Societe Generale	7/24/2018	17,089
229,864	USD	313,746	NZD	Standard Chartered Bank	7/24/2018	9,129
98,352	USD	134,341	NZD	State Street Bank and Trust Company	7/24/2018	3,836
64,388	USD	88,209	NZD	State Street Bank and Trust Company	7/24/2018	2,329
375,419	USD	3,124,200	SEK	Citibank, N.A.	7/24/2018	16,331
172,596	USD	1,437,874	SEK	Goldman Sachs International	7/24/2018	7,330
33,880	USD	283,042	SEK	JPMorgan Chase Bank N.A.	7/24/2018	1,348
106,958	USD	889,331	SEK	Societe Generale	7/24/2018	4,741
6	USD	73	ZAR	State Street Bank and Trust Company	7/24/2018	0 (a)
Total unrealized appreciation						$341,187
607,335	AUD	472,756	USD	Citibank, N.A.	7/24/2018	(15,355)
519,459	AUD	404,407	USD	Goldman Sachs International	7/24/2018	(13,188)
115,029	AUD	89,611	USD	Societe Generale	7/24/2018	(2,979)
165,692	AUD	127,580	USD	State Street Bank and Trust Company	7/24/2018	(2,792)
340,953	CAD	266,185	USD	Citibank, N.A.	7/24/2018	(122)
698,439	CAD	557,251	USD	Citibank, N.A.	7/24/2018	(12,223)
688,453	CAD	547,976	USD	Societe Generale	7/24/2018	(10,741)
103,739	CAD	82,710	USD	Standard Chartered Bank	7/24/2018	(1,757)
1,008,068	CAD	798,955	USD	State Street Bank and Trust Company	7/24/2018	(12,307)
123,255	CHF	128,415	USD	Citibank, N.A.	7/24/2018	(3,134)
14,981	CHF	15,647	USD	JPMorgan Chase Bank N.A.	7/24/2018	(420)
78,685	CHF	82,016	USD	State Street Bank and Trust Company	7/24/2018	(2,038)
295,823	CHF	307,828	USD	State Street Bank and Trust Company	7/24/2018	(7,144)
111,664	EUR	137,284	USD	Citibank, N.A.	7/24/2018	(1,578)
421,569	EUR	525,578	USD	Goldman Sachs International	7/24/2018	(13,241)
598,837	EUR	746,378	USD	JPMorgan Chase Bank N.A.	7/24/2018	(18,606)
2,998	EUR	3,739	USD	Royal Bank of Canada	7/24/2018	(95)
262,936	EUR	328,010	USD	Standard Chartered Bank	7/24/2018	(8,461)
86,980	GBP	121,904	USD	Citibank, N.A.	7/24/2018	(1,673)
25,115	GBP	35,470	USD	Goldman Sachs International	7/24/2018	(754)
234,217	GBP	334,412	USD	Goldman Sachs International	7/24/2018	(10,657)
341,602	GBP	487,813	USD	JPMorgan Chase Bank N.A.	7/24/2018	(15,621)

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
240,333	GBP	343,376	USD	Royal Bank of Canada	7/24/2018	$(11,168)
103,937	GBP	148,569	USD	Societe Generale	7/24/2018	(4,898)
1,636,152	JPY	15,375	USD	JPMorgan Chase Bank N.A.	7/24/2018	(322)
48,897,906	JPY	458,642	USD	JPMorgan Chase Bank N.A.	7/24/2018	(8,761)
20,466,949	JPY	192,055	USD	Royal Bank of Canada	7/24/2018	(3,750)
32,184,403	KRW	30,320	USD	State Street Bank and Trust Company	7/24/2018	(194)
999,944	MXN	54,621	USD	Goldman Sachs International	7/24/2018	(1,834)
4,002,976	NOK	518,440	USD	Citibank, N.A.	7/24/2018	(17,930)
187,066	NOK	24,052	USD	Goldman Sachs International	7/24/2018	(662)
1,456,477	NOK	188,020	USD	JPMorgan Chase Bank N.A.	7/24/2018	(5,911)
1,510,617	NOK	195,594	USD	Royal Bank of Canada	7/24/2018	(6,716)
2,030,667	NOK	263,120	USD	Societe Generale	7/24/2018	(9,217)
169,669	NOK	21,949	USD	Standard Chartered Bank	7/24/2018	(735)
172,705	NZD	126,626	USD	Citibank, N.A.	7/24/2018	(5,119)
525,765	NZD	375,026	USD	Citibank, N.A.	7/24/2018	(5,124)
685,923	NZD	502,617	USD	Goldman Sachs International	7/24/2018	(20,037)
176,706	NZD	129,615	USD	JPMorgan Chase Bank N.A.	7/24/2018	(5,293)
56,816	NZD	41,633	USD	Royal Bank of Canada	7/24/2018	(1,660)
161,720	NZD	116,831	USD	State Street Bank and Trust Company	7/24/2018	(3,054)
244,925	NZD	179,821	USD	State Street Bank and Trust Company	7/24/2018	(7,505)
202,308	SEK	23,990	USD	Goldman Sachs International	7/24/2018	(737)
1,584,596	SEK	190,088	USD	JPMorgan Chase Bank N.A.	7/24/2018	(7,959)
2,150,531	SEK	258,176	USD	Royal Bank of Canada	7/24/2018	(10,999)
2,276,939	SEK	273,268	USD	Standard Chartered Bank	7/24/2018	(11,562)
1,042,892	SEK	125,247	USD	State Street Bank and Trust Company	7/24/2018	(5,379)
10,479,555	SEK	1,257,498	USD	State Street Bank and Trust Company	7/24/2018	(53,001)
Total unrealized depreciation						$(364,413)
Total net unrealized depreciation						$(23,226)

AUD = Australian Dollar

CAD = Canadian Dollar

CHF = Swiss Franc

EUR = Euro

GBP = Pound Sterling

JPY = Japanese Yen

KRW = South Korean Won(b)

MXN = Mexican Peso

NOK = Norwegian Krone

NZD = New Zealand Dollar

SEK = Swedish Krona

ZAR = South African Rand

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

(a)  Amount less than one dollar.

(b)  Non-deliverable forward contracts.

For the six months ended April 30, 2018, the Fund's instruments in forward contracts had an average notional value of $27,636,388.

Total return swap contracts ("total return swaps")

At April 30, 2018, the Fund had outstanding over-the-counter total return swaps as follows:

Long Total Return Swaps

Swap Counterparty	Reference Entity	Notional Amount(t)		Maturity Date	Variable-Rate(s)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
JPMorgan Chase Bank N.A.	STOXX Europe 600 Basic Resources (Net Return) Index	EUR	80,725	3/8/2019	(0.47	)%(a)	$5,008	$61	$5,069
Goldman Sachs International	MSCI Europe ex UK Financials Index	EUR	83,128	9/15/2018	(0.18	)%(b)	(176)	69	(107)
JPMorgan Chase Bank N.A.	STOXX Europe 600 Travel & Leisure (Net Return) Index	EUR	199,857	11/15/2018	(0.45	)%(c)	(2,419)	389	(2,030)
Goldman Sachs International	S&P 500 Energy Sector Total Return Index		$124,641	6/13/2018	2.66	%(d)	8,594	(322)	8,272
Goldman Sachs International	S&P 500 Financial Sector Total Return Index		114,032	6/13/2018	2.80	%(e)	(776)	(340)	(1,116)
Citibank, N.A.	S&P Industry Sector Total Return Index		179,639	6/19/2018	2.78	%(f)	(6,887)	(500)	(7,387)
JPMorgan Chase Bank N.A.	S&P 500 Total Return Index		238,880	4/3/2019	2.39	%(g)	3,282	(92)	3,190
Citibank, N.A.	S&P 500 Financials Sector Total Return Index		117,783	4/26/2019	2.16	%(h)	(1,130)	—	(1,130)
Total							$5,496	$(735)	$4,761

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

Short Total Return Swaps

Swap Counterparty	Reference Entity	Notional Amount(t)		Maturity Date	Variable-Rate(s)		Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Goldman Sachs International	MSCI Daily Total Return Gross Europe ex UK Index	EUR	(85,637)	9/15/2018	(0.18	)%(i)	$(1,993)	$(129)	$(2,122)
JPMorgan Chase Bank N.A.	STOXX Europe 600 (Net Return) Index	EUR	(99,874)	11/15/2018	(0.67	)%(j)	(3,915)	(166)	(4,081)
JPMorgan Chase Bank N.A.	STOXX Europe 600 Utilities (Net Return) Index	EUR	(125,450)	3/8/2019	(0.81	)%(k)	(11,947)	(95)	(12,042)
JPMorgan Chase Bank N.A.	FTSE 100 Net of Tax Index	GBP	(90,727)	11/15/2018	(0.35	)%(l)	(5,852)	(76)	(5,797)
Goldman Sachs International	S&P 500 Total Return Index		$(233,687)	6/13/2018	2.62	%(m)	(241)	767	395
Citibank, N.A.	S&P 500 Consumer Durables & Apparel Group Total Return Index		(187,342)	6/19/2018	2.40	%(n)	(1,075)	419	(656)
Goldman Sachs International	MSCI U.S. REIT Total Return Index		(218,214)	7/13/2018	2.58	%(o)	4,064	462	4,526
JPMorgan Chase Bank N.A.	S&P 500 Utilities Sector Total Return Index		(120,471)	4/3/2019	2.25	%(p)	(2,982)	34	(2,948)
JPMorgan Chase Bank N.A.	S&P 500 Consumer Staples Sector Total Return Index		(113,754)	4/3/2019	2.00	%(q)	3,784	170	3,954
Citibank, N.A.	S&P 500 Consumer Discretionary Sector Total Return Index		(117,721)	4/26/2019	2.03	%(r)	438	—	438
Total							$(19,719)	$1,386	$(18,333)

(a)  Fund pays 3-month EURIBOR minus 0.14% upon termination. Payment frequency—quarterly. Fund receives return on reference entity. Payment frequency—quarterly.

(b)  Fund pays 3-month EURIBOR plus 0.15% upon termination. Payment frequency—quarterly. Fund receives return on reference entity. Payment frequency—upon termination.

(c)  Fund pays 3-month EURIBOR minus 0.12% upon termination. Payment frequency—quarterly. Fund receives return on reference entity. Payment frequency—quarterly.

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

(d)  Fund pays 3-month USD LIBOR plus 0.54% upon termination. Payment frequency—quarterly. Fund receives return on reference entity. Payment frequency—upon termination.

(e)  Fund pays 3-month USD LIBOR plus 0.68% upon termination. Payment frequency—quarterly. Fund receives return on reference entity. Payment frequency—upon termination.

(f)  Fund pays 3-month USD LIBOR plus 0.60% upon termination. Payment frequency—quarterly. Fund receives return on reference entity. Payment frequency—upon termination.

(g)  Fund pays 1-month USD LIBOR plus 0.50% upon termination. Payment frequency—monthly. Fund receives return on reference entity. Payment frequency—upon termination.

(h)  Fund pays 1-month USD LIBOR plus 0.25% upon termination. Payment frequency—monthly. Fund receives return on reference entity. Payment frequency—upon termination.

(i)  Fund receives 3-month EURIBOR plus 0.15% upon termination. Payment frequency—quarterly. Fund pays return on reference entity. Payment frequency—upon termination.

(j)  Fund receives 3-month EURIBOR minus 0.34% upon termination. Payment frequency—quarterly. Fund pays return on reference entity. Payment frequency—quarterly.

(k)  Fund receives 3-month EURIBOR minus 0.48% upon termination. Payment frequency—quarterly. Fund pays return on reference entity. Payment frequency—quarterly.

(l)  Fund receives 3-month EURIBOR minus 0.02% upon termination. Payment frequency—quarterly. Fund pays return on reference entity. Payment frequency—quarterly.

(m)  Fund receives 3-month USD LIBOR plus 0.50% upon termination. Payment frequency—quarterly. Fund pays return on reference entity. Payment frequency—upon termination.

(n)  Fund receives 3-month USD LIBOR plus 0.22% upon termination. Payment frequency—quarterly. Fund pays return on reference entity. Payment frequency—upon termination.

(o)  Fund receives 3-month USD LIBOR plus 0.22% upon termination. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(p)  Fund receives 1-month USD LIBOR plus 0.37% upon termination. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(q)  Fund receives 1-month USD LIBOR plus 0.12% upon termination. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

(r)  Fund receives 1-month USD LIBOR plus 0.12% upon termination. Payment frequency—monthly. Fund pays return on reference entity. Payment frequency—upon termination.

  EURIBOR = Euro Interbank Offered Rate

  LIBOR = London Interbank Offered Rate

(s)  Effective rate at April 30, 2018.

(t)  Notional amount is stated in the currency in which the contract is denominated.

  EUR = Euro

  GBP = Pound Sterling

For the six months ended April 30, 2018, the average notional value of total return swaps was $693,926 for long positions and $(989,514) for short positions.

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

Purchased option contracts ("options purchased")

At April 30, 2018, the Fund had outstanding options purchased as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Index
S&P 500 Mini Index	10	$264,810	$288	5/4/2018	$0	(a)(b)
S&P 500 Mini Index	9	238,329	292.5	5/4/2018	0	(a)(b)
S&P 500 Mini Index	9	238,329	295	5/4/2018	0	(a)(b)
S&P 500 Mini Index	10	264,810	292.5	5/11/2018	0	(a)(b)
S&P 500 Mini Index	17	450,177	295	5/11/2018	17
S&P 500 Mini Index	9	238,329	294	5/18/2018	0	(a)(b)
S&P 500 Mini Index	9	238,329	295	5/18/2018	9
S&P 500 Mini Index	9	238,329	295	5/25/2018	14
Total calls (cost $267)					$40
Puts
Index
S&P 500 Mini Index	9	$238,329	$235	5/4/2018	$0	(a)(b)
S&P 500 Mini Index	18	476,658	240	5/4/2018	45
S&P 500 Mini Index	19	503,139	240	5/11/2018	181
S&P 500 Mini Index	9	238,329	241	5/11/2018	90
S&P 500 Mini Index	9	238,329	240	5/18/2018	166
S&P 500 Mini Index	9	238,329	241	5/18/2018	175
S&P 500 Mini Index	9	238,329	241	5/25/2018	275
Total puts (cost $1,994)					$932
Total options purchased (cost $2,261)					$972

(a)  Security fair valued as of April 30, 2018 in accordance with procedures approved by the Board of Trustees.

(b)  Value determined using significant unobservable inputs.

Written option contracts ("options written")

At April 30, 2018, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Index
S&P 500 Mini Index	10	$(264,810)	$267	5/4/2018	$(755)
S&P 500 Mini Index	9	(238,329)	271	5/4/2018	(72)
S&P 500 Mini Index	9	(238,329)	270	5/4/2018	(126)
S&P 500 Mini Index	10	(264,810)	272	5/11/2018	(250)
S&P 500 Mini Index	9	(238,329)	271	5/11/2018	(338)
S&P 500 Mini Index	8	(211,848)	270.5	5/11/2018	(368)
S&P 500 Mini Index	18	(476,658)	272	5/18/2018	(954)
S&P 500 Mini Index	9	(238,329)	273	5/25/2018	(544)
Total calls (premium received $13,096)					$(3,407)
See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Puts
Index
S&P 500 Mini Index	9	$(238,329)	$257	5/4/2018	$(189)
S&P 500 Mini Index	9	(238,329)	263	5/4/2018	(963)
S&P 500 Mini Index	9	(238,329)	264	5/4/2018	(1,246)
S&P 500 Mini Index	10	(264,810)	261	5/11/2018	(1,395)
S&P 500 Mini Index	9	(238,329)	263	5/11/2018	(1,750)
S&P 500 Mini Index	9	(238,329)	265	5/11/2018	(2,421)
S&P 500 Mini Index	9	(238,329)	262	5/18/2018	(2,034)
S&P 500 Mini Index	9	(238,329)	263.5	5/18/2018	(2,480)
S&P 500 Mini Index	9	(238,329)	262.5	5/25/2018	(2,606)
Total puts (premium received $16,592)					$(15,084)
Total options written (premium received $29,688)					$(18,491)

  For the six months ended April 30, 2018, the Fund had an average market value of $1,022 in options purchased and $(19,545) in options written. At April 30, 2018, the Fund had securities pledged in the amount of $505,307 to cover collateral requirements for options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3(c)	Total
Investments:
Common Stocks
Aerospace & Defense	$100	$38	$—	$138
Air Freight & Logistics	9	33	—	42
Automobiles	31	63	—	94
Banks	421	97	—	518
Beverages	60	38	—	98
Chemicals	161	42	—	203
Commercial Services & Supplies	48	6	—	54
Communications Equipment	67	22	—	89
Construction & Engineering	—	33	—	33
Diversified Telecommunication Services	82	114	—	196
Electric Utilities	268	113	—	381
Electrical Equipment	56	9	—	65
Equity Real Estate Investment Trusts	1,165	97	—	1,262
Food & Staples Retailing	67	45	—	112
Food Products	165	76	—	241
Gas Utilities	—	15	—	15
Hotels, Restaurants & Leisure	211	59	—	270

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

Asset Valuation Inputs (cont'd)
(000's omitted)	Level 1	Level 2	Level 3(c)	Total
Household Durables	$34	$22	$—	$56
Industrial Conglomerates	72	11	—	83
Insurance	70	90	—	160
Marine	—	5	—	5
Media	89	9	—	98
Metals & Mining	141	86	—	227
Multi-Utilities	336	64	—	400
Multiline Retail	33	5	—	38
Oil, Gas & Consumable Fuels	829	156	—	985
Paper & Forest Products	6	57	—	63
Personal Products	—	21	—	21
Pharmaceuticals	219	167	—	386
Professional Services	12	72	—	84
Real Estate Management & Development	50	61	—	111
Specialty Retail	69	17	—	86
Technology Hardware, Storage & Peripherals	185	29	—	214
Textiles, Apparel & Luxury Goods	—	23	—	23
Tobacco	57	34	—	91
Trading Companies & Distributors	13	70	—	83
Transportation Infrastructure	9	22	—	31
Water Utilities	—	19	—	19
Wireless Telecommunication Services	22	62	—	84
Other Common Stocks(a)	1,267	—	—	1,267
Total Common Stocks	6,424	2,002	—	8,426
Preferred Stocks(a)	507	—	—	507
Convertible Bonds(a)	—	256	—	256
Corporate Bonds(a)	—	2,403	—	2,403
Mortgage-Backed Securities(a)	—	2,860	—	2,860
U.S. Treasury Obligations	—	2,759	—	2,759
U.S. Government Agency Securities	—	296	—	296
Asset-Backed Securities	—	728	—	728
Exchange-Traded Funds	802	—	—	802
Master Limited Partnerships(a)	770	—	—	770
Investment Companies	—	4,867	—	4,867
Options Purchased(b)	1	—	0	1
Short-Term Investments	—	932	—	932
Total Investments	$8,504	$17,103	$0	$25,607

(a)  The Schedule of Investments provides information on the industry categorization for the portfolio.

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

(b)  The "Purchased option contracts" table under Derivative Instruments provides information on the industry or sector categorization for the portfolio.

(c)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 11/1/2017	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)		Purchases		Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2018
Investments in Securities:
(000's omitted)
Options Purchased(e)
Calls Index	$—	$—	$—	$(0	)(d)	$0	(d)	$—	$—	$—	$0	$(0	)(d)
Puts Index	—	—	—	(1)		1		—	—	—	0	(1)
Total	$—	$—	$—	$(1)		$1		$—	$—	$—	$0	$(1)

(d)  Amount less than one thousand.

(e)  As of the six months ended April 30, 2018, these securities were valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations in not presented.

As of the six months ended April 30, 2018, certain securities were transferred from one level (as of October 31, 2017) to another. Based on beginning of period market values as of November 1, 2017, approximately $823,000 was transferred from Level 1 to Level 2. These securities were categorized as Level 2 as of April 30, 2018, due to the use of Interactive Data Pricing and Reference Data LLC adjusted prices, as stated in the description of the valuation methods of foreign equity securities in the Notes to Financial Statements and/or foreign exchanges having been closed and, therefore, no prices having been readily available for the securities as of that date.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2018:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3(b)	Total
Futures(a)
Assets	$82	$—	$—	$82
Liabilities	(138)	—	—	(138)
Forward Contracts(a)
Assets	—	341	—	341
Liabilities	—	(364)	—	(364)

See Notes to Financial Statements

Schedule of Investments Multi-Asset Income Fund (Unaudited) (cont'd)

Other Financial Instruments (cont'd)
(000's omitted)	Level 1	Level 2	Level 3(b)	Total
Swaps
Assets	$—	$26	$—	$26
Liabilities	—	(40)	—	(40)
Options Written
Liabilities	(18)	—	—	(18)
Total	$(74)	$(37)	$—	$(111)

(a)  Futures and forward contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 11/1/2017		Accrued discounts/ (premiums)	Realized gain/(loss)		Change in unrealized appreciation/ (depreciation)		Purchases		Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2018
Other Financial Instruments:
(000's omitted)
Options Written Calls Index(c)	$(0	)(d)	$—	$0	(d)	$(0	)(d)	$0	(d)	$—	$—	$—	$—	$—
Total	$(0	)(d)	$—	$0	(d)	$(0	)(d)	$0	(d)	$—	$—	$—	$—	$—

(c)  At the beginning of the period, the Fund's Level 3 investments were valued in accordance with procedures approved by the Board of Trustees. The Fund held no Level 3 investments in options written at April 30, 2018.

(d)  Amount less than one thousand.

See Notes to Financial Statements

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (Unaudited) April 30, 2018

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
U.S. Treasury Obligations 5.9%
	U.S. Treasury Bill
$3,000	0.13%, due 5/3/18	$3,000	(a)
6,000	1.38%, due 7/12/18	5,979	(a)
	Total U.S. Treasury Obligations (Cost $8,979)	8,979
Asset-Backed Securities 18.5%
	Ally Auto Receivables Trust
1,506	Ser. 2017-3, Class A2, 1.53%, due 3/16/20	1,501
376	Ser. 2016-1, Class A3, 1.47%, due 4/15/20	374
930	Ser. 2017-5, Class A2, 1.81%, due 6/15/20	926
1,840	Ser. 2018-1, Class A2, 2.14%, due 9/15/20	1,834
1,200	Ser. 2018-2, Class A2, 2.64%, due 2/16/21	1,200	(g)
1,160	American Express Credit Account Master Trust, Ser. 2013-1, Class A, (1 month USD LIBOR + 0.42%), 2.32%, due 2/16/21	1,161	(b)
852	BMW Vehicle Lease Trust, Ser. 2017-1, Class A2, 1.64%, due 7/22/19	850
750	BMW Vehicle Owner Trust, Ser. 2018-A, Class A2A, 2.09%, due 11/25/20	747
	Canadian Pacer Auto Receivables Trust
524	Ser. 2017-1A, Class A2A, 1.77%, due 12/19/19	522	(c)
680	Ser. 2018-1A, Class A2A, 2.70%, due 8/19/20	680	(c)(g)
	Citibank Credit Card Issuance Trust
445	Ser. 2013-A2, Class A2, (1 month USD LIBOR + 0.28%), 2.18%, due 5/26/20	445	(b)
1,125	Ser. 2017-A1, Class A1, (1 month USD LIBOR + 0.25%), 2.15%, due 1/19/21	1,126	(b)
	Ford Credit Auto Owner Trust
137	Ser. 2016-C, Class A2A, 1.04%, due 9/15/19	137
292	Ser. 2017-A, Class A2A, 1.33%, due 12/15/19	291
	GM Financial Consumer Automobile Receivables Trust
1,310	Ser. 2017-3A, Class A2A, 1.71%, due 9/16/20	1,304	(c)
1,080	Ser. 2018-1, Class A2A, 2.08%, due 1/19/21	1,075
1,220	Ser. 2018-2, Class A2, 2.55%, due 5/17/21	1,220	(g)
1,048	Honda Auto Receivables Owner Trust, Ser. 2017-3, Class A2, 1.57%, due 1/21/20	1,043
	Navient Student Loan Trust
219	Ser. 2016-3A, Class A1, (1 month USD LIBOR + 0.60%), 2.50%, due 6/25/65	220	(b)(c)
1,500	Ser. 2018-2A, Class A1, (1 month USD LIBOR + 0.24%), 2.22%, due 3/25/67	1,500	(b)(c)
	Nissan Auto Receivables Owner Trust
74	Ser. 2016-C, Class A2A, 1.07%, due 5/15/19	74
1,274	Ser. 2017-B, Class A2A, 1.56%, due 5/15/20	1,268
	Securitized Term Auto Receivables Trust
113	Ser. 2017-1A, Class A2A, 1.51%, due 4/25/19	113	(c)
451	Ser. 2017-2A, Class A2A, 1.78%, due 1/27/20	449	(c)
	Toyota Auto Receivables Owner Trust
1,735	Ser. 2017-C, Class A2A, 1.58%, due 7/15/20	1,725
1,090	Ser. 2017-D, Class A2A, 1.74%, due 8/17/20	1,083
1,320	Verizon Owner Trust, Ser. 2018-1A, Class A1, (1 month USD LIBOR + 0.26%), 2.01%, due 9/20/22	1,319	(b)(c)
	World Omni Auto Receivables Trust
1,353	Ser.2017-B, Class A2A, 1.61%, due 2/16/21	1,345
1,090	Ser. 2018-A, Class A2, 2.19%, due 5/17/21	1,086
1,460	Ser. 2018-B, Class A2, 2.57%, due 7/15/21	1,458
	Total Asset-Backed Securities (Cost $28,156)	28,076

See Notes to Financial Statements

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Corporate Bonds 55.3%
Aerospace & Defense 1.7%
$2,580	Northrop Grumman Corp., 1.75%, due 6/1/18	$2,579
Agriculture 1.3%
1,980	BAT Capital Corp., (3 month USD LIBOR + 0.59%), 2.42%, due 8/14/20	1,990	(b)(c)
Auto Manufacturers 4.4%
	American Honda Finance Corp.
785	(3 month USD LIBOR + 0.34%), 2.17%, due 2/14/20	788	(b)
520	(3 month USD LIBOR + 0.27%), 2.63%, due 7/20/20	522	(b)
	Daimler Finance N.A. LLC
2,115	(3 month USD LIBOR + 0.45%), 2.33%, due 5/18/18	2,115	(b)(c)
520	(3 month USD LIBOR + 0.25%), 2.04%, due 11/5/18	520	(b)(c)
1,500	Ford Motor Credit Co. LLC, (3 month USD LIBOR + 0.83%), 2.64%, due 8/12/19	1,508	(b)
	Toyota Motor Credit Corp.
335	(3 month USD LIBOR + 0.82%), 2.70%, due 2/19/19	337	(b)
880	(3 month USD LIBOR + 0.26%), 2.61%, due 4/17/20	884	(b)
		6,674
Banks 19.2%
	Bank of America Corp.
865	(3 month USD LIBOR + 0.87%), 3.18%, due 4/1/19	871	(b)
1,495	(3 month USD LIBOR + 1.42%), 3.78%, due 4/19/21	1,540	(b)
2,425	Capital One Financial Corp., (3 month USD LIBOR + 0.76%), 2.57%, due 5/12/20	2,438	(b)
	Citigroup, Inc.
600	(3 month USD LIBOR + 0.79%), 3.13%, due 1/10/20	604	(b)
2,145	(3 month USD LIBOR + 1.31%), 3.67%, due 10/26/20	2,192	(b)
	Goldman Sachs Group, Inc.
2,630	(3 month USD LIBOR + 0.73%), 3.02%, due 12/27/20	2,643	(b)
540	(3 month USD LIBOR + 1.77%), 3.71%, due 2/25/21	559	(b)
2,925	JPMorgan Chase Bank N.A., (3 month USD LIBOR + 0.29%), 2.65%, due 2/1/21	2,927	(b)
2,850	Morgan Stanley, (3 month USD LIBOR + 0.55%), 2.29%, due 2/10/21	2,860	(b)
1,485	National Australia Bank Ltd., (3 month USD LIBOR + 0.51%), 2.41%, due 5/22/20	1,493	(b)(c)
2,385	Royal Bank of Canada, (3 month USD LIBOR + 0.53%), 2.65%, due 3/15/19	2,393	(b)
765	Sumitomo Mitsui Banking Corp., (3 month USD LIBOR + 0.35%), 2.70%, due 1/17/20	766	(b)
	Toronto-Dominion Bank
630	(3 month USD LIBOR + 0.44%), 2.75%, due 7/2/19	632	(b)
1,080	(3 month USD LIBOR + 0.24%), 2.60%, due 1/25/21	1,079	(b)
1,580	U.S. Bank N.A., (3 month USD LIBOR + 0.32%), 2.68%, due 1/24/20	1,583	(b)
	Wells Fargo & Co.
685	(3 month USD LIBOR + 0.88%), 3.24%, due 7/22/20	693	(b)
870	(3 month USD LIBOR + 1.01%), 3.04%, due 12/7/20	884	(b)
1,255	Wells Fargo Bank N.A., (3 month USD LIBOR + 0.31%), 2.66%, due 1/15/21	1,255	(b)
1,705	Westpac Banking Corp., (3 month USD LIBOR + 0.43%), 2.46%, due 3/6/20	1,712	(b)
		29,124

See Notes to Financial Statements

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Beverages 1.7%
	Anheuser-Busch InBev Finance, Inc.
$600	(3 month USD LIBOR + 0.40%), 2.76%, due 2/1/19	$601	(b)
1,950	(3 month USD LIBOR + 1.26%), 3.62%, due 2/1/21	2,009	(b)
		2,610
Biotechnology 1.0%
1,480	Gilead Sciences, Inc., (3 month USD LIBOR + 0.17%), 2.37%, due 9/20/18	1,480	(b)
Commercial Services 1.2%
470	ERAC USA Finance LLC, 2.80%, due 11/1/18	469	(c)
1,250	Moody's Corp., (3 month USD LIBOR + 0.35%), 2.37%, due 9/4/18	1,251	(b)
		1,720
Computers 0.3%
450	Apple, Inc., (3 month USD LIBOR + 0.82%), 2.74%, due 2/22/19	453	(b)
Diversified Financial Services 2.7%
835	AIG Global Funding, (3 month USD LIBOR + 0.48%), 2.79%, due 7/2/20	836	(b)(c)
2,505	American Express Co., (3 month USD LIBOR + 0.33%), 2.69%, due 10/30/20	2,508	(b)
785	Protective Life Global Funding, (3 month USD LIBOR + 0.55%), 2.60%, due 6/8/18	785	(b)(c)
		4,129
Electric 5.2%
2,575	Dominion Energy, Inc., (3 month USD LIBOR + 0.55%), 2.56%, due 6/1/19	2,586	(b)(c)
1,975	Nevada Power Co., 6.50%, due 8/1/18	1,995
910	Pacific Gas & Electric Co., (3 month USD LIBOR + 0.23%), 2.21%, due 11/28/18	909	(b)(c)
2,430	Sempra Energy, (3 month USD LIBOR + 0.50%), 2.85%, due 1/15/21	2,434	(b)
		7,924
Insurance 2.0%
915	Berkshire Hathaway Finance Corp., (3 month USD LIBOR + 0.69%), 2.81%, due 3/15/19	920	(b)
2,110	Principal Life Global Funding II, (3 month USD LIBOR + 0.30%), 2.19%, due 5/21/18	2,110	(b)(c)
		3,030
Machinery—Construction & Mining 1.2%
	Caterpillar Financial Services Corp.
930	(3 month USD LIBOR + 0.08%), 2.15%, due 9/11/18	930	(b)
860	(3 month USD LIBOR + 0.28%), 2.53%, due 3/22/19	862	(b)
		1,792
Machinery-Diversified 1.5%
2,230	John Deere Capital Corp., (3 month USD LIBOR + 0.29%), 2.54%, due 6/22/20	2,236	(b)

See Notes to Financial Statements

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
Media 0.7%
$410	Comcast Corp., 5.70%, due 5/15/18	$410
550	NBCUniversal Enterprise, Inc., (3 month USD LIBOR + 0.40%), 2.71%, due 4/1/21	553	(b)(c)
		963
Miscellaneous Manufacturer 2.5%
2,370	General Electric Co., (3 month USD LIBOR + 0.27%), 2.06%, due 8/7/18	2,370	(b)
1,460	Siemens Financieringsmaatschappij NV, (3 month USD LIBOR + 0.34%), 2.49%, due 3/16/20	1,467	(b)(c)
		3,837
Oil & Gas 3.8%
750	BP AMI Leasing, Inc., 5.52%, due 5/8/19	770	(c)
1,600	BP Capital Markets PLC, (3 month USD LIBOR + 0.35%), 2.18%, due 8/14/18	1,601	(b)
740	Phillips 66, (3 month USD LIBOR + 0.65%), 3.00%, due 4/15/19	740	(b)(c)
	Total Capital Int'l SA
2,075	(3 month USD LIBOR + 0.57%), 2.38%, due 8/10/18	2,079	(b)
620	(3 month USD LIBOR + 0.35%), 2.53%, due 6/19/19	622	(b)
		5,812
Pharmaceuticals 1.5%
2,260	CVS Health Corp., (3 month USD LIBOR + 0.63%), 2.69%, due 3/9/20	2,271	(b)
Telecommunications 3.4%
2,500	AT&T, Inc., (3 month USD LIBOR + 0.93%), 3.23%, due 6/30/20	2,530	(b)
2,575	Verizon Communications, Inc., (3 month USD LIBOR + 0.55%), 2.45%, due 5/22/20	2,590	(b)
		5,120
	Total Corporate Bonds (Cost $83,667)	83,744
NUMBER OF SHARES
Short-Term Investments 16.0%
Investment Companies 16.0%
3,995	State Street Institutional Treasury Money Market Fund Premier Class, 1.59%(d)	4	(e)
24,290,509	State Street Institutional U.S. Government Money Market Fund Premier Class, 1.63%(d)	24,291	(e)
	Total Short-Term Investments (Cost $24,295)	24,295
	Total Investments 95.7% (Cost $145,097)	145,094
	Other Assets Less Liabilities 4.3%	6,512	(f)
	Net Assets 100.0%	$151,606

(a)  Rate shown was the discount rate at the date of purchase.

(b)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2018 and changes periodically.

See Notes to Financial Statements

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (Unaudited) (cont'd)

  Benchmarks for Variable/Floating Rates:

  LIBOR - London Interbank Offered Rate

(c)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2018, these securities amounted to approximately $23,450,000, which represents 15.5% of net assets of the Fund. These securities have been deemed by the investment manager to be liquid.

(d)  Represents 7-day effective yield as of April 30, 2018.

(e)  All or a portion of this security is segregated in connection with obligations for futures with a total value of approximately $24,295,000.

(f)  Includes the impact of the Fund's open positions in derivatives at April 30, 2018.

(g)  Value determined using significant unobservable inputs.

Derivative Instruments

Futures contracts ("futures")

At April 30, 2018, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2018	97	Gold 100 Oz.	$12,796,240	$(11,540)
6/2018	90	Lead	5,221,125	(447,262)
6/2018	113	New York Harbor ULSD	10,172,102	175,089
6/2018	70	Nickel	5,720,820	37,902
6/2018	66	Primary Aluminum	3,737,250	128,839
6/2018	81	Sugar 11	1,065,960	(76,379)
6/2018	61	Zinc	4,771,725	(505,225)
7/2018	39	Coffee 'C'	1,795,950	(63,512)
7/2018	71	Copper	5,456,350	101,688
7/2018	597	Corn	11,962,388	624,527
7/2018	178	Hard Red Winter Wheat	4,783,750	420,716
7/2018	156	Platinum	7,054,320	(376,723)
7/2018	86	Soybean	4,508,550	164,046
7/2018	151	Soybean Meal	5,946,380	904,082
7/2018	171	Wheat	4,364,775	327,038
8/2018	38	Feeder Cattle	2,777,800	(12,151)
8/2018	94	Live Cattle	3,930,140	(14,893)
9/2018	84	Low Sulphur Gasoil	5,418,000	77,700
9/2018	129	Natural Gas	3,612,000	26,010

See Notes to Financial Statements

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (Unaudited) (cont'd)

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
10/2018	148	Brent Crude Oil	$10,661,920	$784,644
11/2018	131	RBOB Gasoline	10,399,880	730,388
11/2018	145	WTI Crude Oil	9,568,550	153,857
12/2018	84	Cocoa	2,354,520	154,794
12/2018	86	Cotton No. 2	3,387,540	133,726
12/2018	161	Lean Hogs	3,826,970	(283,577)
12/2018	67	Silver	5,568,035	(112,988)
12/2018	75	Soybean Oil	1,415,250	(67,681)
Total Long Positions			$152,278,290	$2,973,115
Short Futures:
Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2018	2	Lead	$(116,025)	$10,512
6/2018	21	Primary Aluminum	(1,189,125)	(93,664)
Total Short Positions			$(1,305,150)	$(83,152)
Total Futures				$2,889,963

At April 30, 2018, the Fund had $3,727,767 deposited in a segregated account to cover margin requirements on open futures.

For the six months ended April 30, 2018, the average notional value of futures for the Fund was $142,443,361 for long positions and $(5,781,595) for short positions.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
U.S. Treasury Obligations	$—	$8,979	$—	$8,979
Asset-Backed Securities	—	24,976	3,100	28,076
Corporate Bonds(a)	—	83,744	—	83,744
Short-Term Investments	—	24,295	—	24,295
Total Investments	$—	$141,994	$3,100	$145,094

(a)  The Consolidated Schedule of Investments provides information on the industry or sector categorization for the portfolio.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

See Notes to Financial Statements

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (Unaudited) (cont'd)

	Beginning balance, as of 11/1/2017	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2018
Investments in Securities:
(000's omitted)
Asset-Backed Securities(c)	$480	$—	$—	$—	$3,100	$—	$—	$(480)	$3,100	$—
Total	$480	$—	$—	$—	$3,100	$—	$—	$(480)	$3,100	$—

(c)  At the beginning of the period, these investments were valued based on a single quotation obtained from a dealer. Securities categorized as Level 3 are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

As of the six months ended April 30, 2018, certain securities were transferred from one level (as of October 31, 2017) to another. Based on beginning of period market values as of November 1, 2017, approximately $480,000 was transferred from Level 3 to Level 2. Transfers of asset-backed securities out of Level 3 were primarily due to the pricing methodology no longer using a single quotation obtained from a dealer (Level 3). As of the six months ended April 30, 2018, the Fund had no transfers between Levels 1 and 2.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2018:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$4,956	$—	$—	$4,956
Liabilities	(2,066)	—	—	(2,066)
Total	$2,890	$—	$—	$2,890

(a)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

See Notes to Financial Statements

Schedule of Investments U.S. Equity Index PutWrite Strategy Fund (Unaudited) April 30, 2018

PRINCIPAL AMOUNT		VALUE
(000's omitted)		(000's omitted)
U.S. Treasury Obligations 97.8%
	U.S. Treasury Notes
$68,500	0.88%, due 6/15/19—9/15/19	$67,254	(a)
68,400	1.00%, due 9/15/18—3/15/19	67,902
19,600	1.13%, due 6/15/18	19,585
32,200	1.25%, due 12/15/18	32,026	(a)
62,100	1.38%, due 12/15/19—9/15/20	60,744
31,200	1.50%, due 6/15/20	30,543
44,900	1.63%, due 3/15/20—6/30/20	44,158
1,000	1.88%, due 12/15/20	981
	Total U.S. Treasury Obligations (Cost $325,312)	323,193
NUMBER OF SHARES
Short-Term Investments 3.2%
Investment Companies 3.2%
10,389,593	State Street Institutional U.S. Government Money Market Fund Premier Class, 1.63%(b) (Cost $10,390)	10,390	(c)
	Total Investments 101.0% (Cost $335,702)	333,583
	Liabilities Less Other Assets (1.0)%	(3,197	)(d)
	Net Assets 100.0%	$330,386

(a)  All or a portion of the security is pledged as collateral for options written.

(b)  Represents 7-day effective yield as of April 30, 2018.

(c)  All or a portion of this security is segregated in connection with obligations for options written with a total value of approximately $10,390,000.

(d)  Includes the impact of the Fund's open positions in derivatives at April 30, 2018.

See Notes to Financial Statements

Schedule of Investments U.S. Equity Index PutWrite Strategy Fund (Unaudited) (cont'd)

Written option contracts ("options written")

At April 30, 2018, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Puts
Index
Russell 2000 Index	16	$(2,467,014)	$1,510	5/4/2018	$(3,600)
Russell 2000 Index	16	(2,467,014)	1,575	5/4/2018	(52,960)
Russell 2000 Index	15	(2,312,826)	1,585	5/4/2018	(64,200)
Russell 2000 Index	7	(1,079,319)	1,510	5/11/2018	(4,165)
Russell 2000 Index	4	(616,754)	1,520	5/11/2018	(3,180)
Russell 2000 Index	22	(3,392,145)	1,535	5/11/2018	(27,280)
Russell 2000 Index	19	(2,929,580)	1,545	5/11/2018	(31,350)
Russell 2000 Index	9	(1,387,696)	1,555	5/11/2018	(19,440)
Russell 2000 Index	19	(2,929,580)	1,550	5/11/2018	(35,910)
Russell 2000 Index	38	(5,859,159)	1,565	5/18/2018	(117,800)
Russell 2000 Index	24	(3,700,522)	1,575	5/18/2018	(90,840)
Russell 2000 Index	12	(1,850,261)	1,585	5/18/2018	(54,900)
Russell 2000 Index	6	(925,130)	1,570	5/18/2018	(20,580)
Russell 2000 Index	4	(616,754)	1,565	5/25/2018	(13,600)
Russell 2000 Index	6	(925,130)	1,545	5/25/2018	(14,130)
Russell 2000 Index	31	(4,779,840)	1,555	5/25/2018	(87,885)
Russell 2000 Index	38	(5,859,159)	1,550	5/25/2018	(98,230)
Russell 2000 Index	38	(5,859,159)	1,550	6/1/2018	(108,490)
S&P 500 Index	9	(2,383,245)	2,640	5/4/2018	(12,645)
S&P 500 Index	2	(529,610)	2,560	5/4/2018	(325)
S&P 500 Index	48	(12,710,640)	2,615	5/4/2018	(35,280)
S&P 500 Index	11	(2,912,855)	2,655	5/4/2018	(22,385)
S&P 500 Index	114	(30,187,770)	2,605	5/4/2018	(63,840)
S&P 500 Index	43	(11,386,615)	2,700	5/4/2018	(225,965)
S&P 500 Index	21	(5,560,905)	2,710	5/4/2018	(130,095)
S&P 500 Index	6	(1,588,830)	2,660	5/4/2018	(13,740)
S&P 500 Index	11	(2,912,855)	2,665	5/4/2018	(28,270)
S&P 500 Index	11	(2,912,855)	2,605	5/11/2018	(14,300)
S&P 500 Index	9	(2,383,245)	2,630	5/11/2018	(17,730)
S&P 500 Index	36	(9,532,980)	2,650	5/11/2018	(98,280)
S&P 500 Index	210	(55,609,050)	2,660	5/11/2018	(672,000)
S&P 500 Index	94	(24,891,670)	2,700	5/18/2018	(585,620)
S&P 500 Index	1	(264,805)	2,680	5/18/2018	(4,890)
S&P 500 Index	4	(1,059,220)	2,660	5/18/2018	(15,180)
S&P 500 Index	47	(12,445,835)	2,710	5/18/2018	(328,295)
S&P 500 Index	27	(7,149,735)	2,685	5/18/2018	(140,535)
S&P 500 Index	91	(24,097,255)	2,665	5/18/2018	(368,550)

See Notes to Financial Statements

Schedule of Investments U.S. Equity Index PutWrite Strategy Fund (Unaudited) (cont'd)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
S&P 500 Index	255	$(67,525,275)	$2,665	5/25/2018	$(1,161,525)
S&P 500 Index	8	(2,118,440)	2,645	5/25/2018	(29,280)
S&P 500 Index	4	(1,059,220)	2,630	5/25/2018	(12,380)
S&P 500 Index	5	(1,324,025)	2,665	6/1/2018	(24,900)
S&P 500 Index	2	(529,610)	2,660	6/1/2018	(9,480)
Total options written (premium received $5,257,189)					$(4,864,030)

For the six months ended April 30, 2018, the Fund had an average market value of $(3,111,291) in options written. At April 30, 2018, Fund had securities pledged in the amount of $63,478,860 to cover collateral requirements for options written.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$323,193	$—	$323,193
Short-Term Investments	—	10,390	—	10,390
Total Investments	$—	$333,583	$—	$333,583

As of the six months ended April 30, 2018, no securities were transferred from one level (as of October 31, 2017) to another.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2018:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3	Total
Options Written
Liabilities	$(4,864)	$—	$—	$(4,864)
Total	$(4,864)	$—	$—	$(4,864)

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited)

Neuberger Berman Alternative Funds
(000's omitted except per share amounts)

	GLOBAL ALLOCATION FUND	HEDGED OPTION PREMIUM STRATEGY FUND	LONG SHORT FUND	LONG SHORT CREDIT FUND
	April 30, 2018	April 30, 2018	April 30, 2018	April 30, 2018
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers(a)	$10,822	$17,502	$3,207,094	$28,214
Affiliated issuers(b)	10,895	—	39,893	—
	21,717	17,502	3,246,987	28,214
Cash	—	149	8,842	1
Foreign currency(c)	11	—	—	2
Cash collateral segregated for short sales (Note A)	—	—	619,363	—
Cash collateral segregated for futures contracts (Note A)	154	—	591	117
Cash collateral segregated for option contracts (Note A)	—	—	78	—
Cash collateral segregated for centrally cleared swap contracts (Note A)	—	—	—	79
Cash collateral segregated for reverse repurchase agreements due to broker (Note A)	—	—	—	76
Cash collateral segregated for over-the-counter derivatives (Note A)	—	—	5,970	750
Dividends and interest receivable	50	62	5,972	495
Receivable for securities sold	57	—	26,818	736
Receivable for Fund shares sold	—	—	2,111	48
Receivable from Management—net (Note B)	26	19	—	23
Receivable for accumulated variation margin on futures contracts (Note A)	—	—	19,668	—
Receivable for accumulated variation margin on centrally cleared swap contracts (Note A)(d)	—	—	—	99
Over-the-counter swap contracts, at value(e) (Note A)	21		—	3,972
Receivable for forward foreign currency contracts (Note A)	344	—	—	5
Prepaid expenses and other assets	40	55	246	41
Total Assets	22,420	17,787	3,940,618	30,932
Liabilities
Investments sold short, at value(f) (Note A)	—	—	531,738	—
Over-the-counter swap contracts, at value(e)(h) (Note A)	36	—	3,224	162
Dividends and interest payable for short sales and reverse repurchase agreements	—	—	816	32
Payable for reverse repurchase agreements (Note A)	—	—	—	7,433
Payable to investment manager—net (Notes A & B)	4	6	3,081	10
Option contracts written, at value(g) (Note A)	17	148	7,314	—
Due to custodian	2	—	—	—
Payable for securities purchased	1,127	—	14,570	100
Payable for Fund shares redeemed	—	—	1,774	34
Payable to administrator—net (Note B)	—	—	536	—
Payable to trustees	4	4	3	4
Payable for accumulated variation margin on futures contracts (Note A)	2	—	—	16
Payable for accumulated variation margin on centrally cleared swap contracts (Note A)	—	—	—	—
Payable for forward foreign currency contracts (Note A)	365	—	—	—
Distributions payable	—	—	—	—
Accrued expenses and other payables	107	66	133	66
Total Liabilities	1,664	224	563,189	7,857
Net Assets	$20,756	$17,563	$3,377,429	$23,075

See Notes to Financial Statements

	MULTI-ASSET INCOME FUND	RISK BALANCED COMMODITY STRATEGY FUND**	U.S. EQUITY INDEX PUTWRITE STRATEGY FUND
	April 30, 2018	April 30, 2018	April 30, 2018
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers(a)	$20,740	$145,094	$333,583
Affiliated issuers(b)	4,867	—	—
	25,607	145,094	333,583
Cash	—	554	559
Foreign currency(c)	13	—	—
Cash collateral segregated for short sales (Note A)	—	—	—
Cash collateral segregated for futures contracts (Note A)	252	3,728	—
Cash collateral segregated for option contracts (Note A)	—	—	—
Cash collateral segregated for centrally cleared swap contracts (Note A)	—	—	—
Cash collateral segregated for reverse repurchase agreements due to broker (Note A)	—	—	—
Cash collateral segregated for over-the-counter derivatives (Note A)	—	—	—
Dividends and interest receivable	94	422	1,043
Receivable for securities sold	366	—	96
Receivable for Fund shares sold	—	76	304
Receivable from Management—net (Note B)	22	39	—
Receivable for accumulated variation margin on futures contracts (Note A)	—	2,890	—
Receivable for accumulated variation margin on centrally cleared swap contracts (Note A)(d)	—	—	—
Over-the-counter swap contracts, at value(e) (Note A)	246	26	—
Receivable for forward foreign currency contracts (Note A)	341	—	—
Prepaid expenses and other assets	39	20	48
Total Assets	26,760	152,823	335,633
Liabilities
Investments sold short, at value(f) (Note A)	—	—	—
Over-the-counter swap contracts, at value(e)(h) (Note A)	40	—	—
Dividends and interest payable for short sales and reverse repurchase agreements	—	—	—
Payable for reverse repurchase agreements (Note A)	—	—	—
Payable to investment manager—net (Notes A & B)	7	118	121
Option contracts written, at value(g) (Note A)	18	—	4,864
Due to custodian	2	—	—
Payable for securities purchased	2,471	759	56
Payable for Fund shares redeemed	35	222	110
Payable to administrator—net (Note B)	—	—	27
Payable to trustees	4	4	4
Payable for accumulated variation margin on futures contracts (Note A)	56	—	—
Payable for accumulated variation margin on centrally cleared swap contracts (Note A)	—	—	—
Payable for forward foreign currency contracts (Note A)	364	—	—
Distributions payable	15	—	—
Accrued expenses and other payables	97	114	65
Total Liabilities	3,109	1,217	5,247
Net Assets	$23,651	$151,606	$330,386

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Alternative Funds (cont'd)
(000's omitted except per share amounts)

	GLOBAL ALLOCATION FUND	HEDGED OPTION PREMIUM STRATEGY FUND	LONG SHORT FUND	LONG SHORT CREDIT FUND
	April 30, 2018	April 30, 2018	April 30, 2018	April 30, 2018
Net Assets consist of:
Paid-in capital	$18,790	$18,248	$2,930,623	$24,728
Undistributed net investment income/(loss)	89	31	(4,003)	177
Distributions in excess of net investment income	—	—	—	—
Accumulated net realized gains/(losses) on investments	814	(625)	16,762	(1,187)
Net unrealized appreciation/(depreciation) in value of investments	1,063	(91)	434,047	(643)
Net Assets	$20,756	$17,563	$3,377,429	$23,075
Net Assets
Institutional Class	$14,667	$15,615	$3,163,060	$15,025
Class A	3,333	24	127,569	2,070
Class C	2,756	34	86,800	1,133
Class R6	—	1,890	—	4,847
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	1,250	644	217,578	1,604
Class A	286	1	8,947	221
Class C	243	1	6,373	121
Class R6	—	78	—	517
Net Asset Value, offering and redemption price per share
Institutional Class	$11.74	$24.23	$14.54	$9.37
Class R6	—	24.24	—	9.37
Net Asset Value and redemption price per share
Class A	$11.65	$24.23	$14.26	$9.37
Offering Price per share
Class A‡	$12.36	$25.71	$15.13	$9.79
Net Asset Value and offering price per share
Class C^	$11.33	$24.09	$13.62	$9.36
*Cost of Investments:
(a) Unaffiliated issuers	$10,509	$17,704	$2,760,711	$28,909
(b) Affiliated issuers	10,127	—	50,133	—
Total cost of investments	$20,636	$17,704	$2,810,844	$28,909
(c) Total cost of foreign currency	$10	$—	$—	$2
(d) Unamortized upfront payments on centrally cleared swap contracts	$—	$—	$—	$86
(e) Unamortized upfront receipts on over-the-counter swap contracts	$—	$—	$—	$(89)
(f) Proceeds from investments sold short	$—	$—	$505,055	$—
(g) Premium received from option contracts written	$28	$259	$11,485	$—
(h) Unamortized upfront payments on over-the-counter swap contracts	$—	$—	$—	$117

**  Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

	MULTI-ASSET INCOME FUND	RISK BALANCED COMMODITY STRATEGY FUND**	U.S. EQUITY INDEX PUTWRITE STRATEGY FUND
	April 30, 2018	April 30, 2018	April 30, 2018
Net Assets consist of:
Paid-in capital	$23,357	$143,566	$334,739
Undistributed net investment income/(loss)	—	—	156
Distributions in excess of net investment income	(227)	(4,069)	—
Accumulated net realized gains/(losses) on investments	505	9,222	(2,783)
Net unrealized appreciation/(depreciation) in value of investments	16	2,887	(1,726)
Net Assets	$23,651	$151,606	$330,386
Net Assets
Institutional Class	$18,124	$103,728	$305,173
Class A	791	47,842	6,562
Class C	721	36	978
Class R6	4,015	—	17,673
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	1,817	15,717	28,846
Class A	79	7,378	621
Class C	72	6	94
Class R6	403	—	1,669
Net Asset Value, offering and redemption price per share
Institutional Class	$9.97	$6.60	$10.58
Class R6	9.97	—	10.59
Net Asset Value and redemption price per share
Class A	$9.97	$6.48	$10.57
Offering Price per share
Class A‡	$10.41	$6.88	$11.21
Net Asset Value and offering price per share
Class C^	$9.97	$6.25	$10.46
*Cost of Investments:
(a) Unaffiliated issuers	$20,623	$145,097	$335,702
(b) Affiliated issuers	4,887	—	—
Total cost of investments	$25,510	$145,097	$335,702
(c) Total cost of foreign currency	$12	$—	$—
(d) Unamortized upfront payments on centrally cleared swap contracts	$—	$—	$—
(e) Unamortized upfront receipts on over-the-counter swap contracts	$—	$—	$—
(f) Proceeds from investments sold short	$—	$—	$—
(g) Premium received from option contracts written	$30	$—	$5,257
(h) Unamortized upfront payments on over-the-counter swap contracts	$—	$—	$—

Statements of Operations (Unaudited)

Neuberger Berman Alternative Funds
(000's omitted)

	GLOBAL ALLOCATION FUND	HEDGED OPTION PREMIUM STRATEGY FUND	LONG SHORT FUND	LONG SHORT CREDIT FUND
	For the Six Months Ended April 30, 2018	For the Six Months Ended April 30, 2018	For the Six Months Ended April 30, 2018	For the Six Months Ended April 30, 2018
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$91	$—	$19,472	$27
Dividend income—affiliated issuers (Note F)	159	—	—	—
Interest and other income—unaffiliated issuers	59	124	11,044	816
Foreign taxes withheld (Note A)	(3)	—	(336)	—
Total income	$306	$124	$30,180	$843
Expenses:
Investment management fees (Note B)	56	35	18,130	92
Administration fees (Note B):
Institutional Class	10	10	2,295	12
Class A	5	—	169	4
Class C	4	—	118	1
Class R6	—	1	—	2
Distribution fees (Note B):
Class A	5	—	163	4
Class C	15	—	453	5
Shareholder servicing agent fees:
Institutional Class	—	—	33	—
Class A	1	—	3	—
Class C	—	—	1	—
Subsidiary Administration Fees	—	—	—	—
Audit fees	35	20	18	29
Custodian and accounting fees	101	41	321	44
Insurance expense	—	—	40	—
Legal fees	43	44	63	41
Registration and filing fees	32	55	150	31
Shareholder reports	2	1	93	2
Trustees' fees and expenses	21	21	24	21
Dividend and interest expense on securities sold short and reverse repurchase agreements (Note A)	—	—	5,472	48
Interest expense	1	—	22	6
Miscellaneous	20	—	119	4
Total expenses	351	228	27,687	346

See Notes to Financial Statements

	MULTI-ASSET INCOME FUND	RISK BALANCED COMMODITY STRATEGY FUND(a)	U.S. EQUITY INDEX PUTWRITE STRATEGY FUND
	For the Six Months Ended April 30, 2018	For the Six Months Ended April 30, 2018	For the Six Months Ended April 30, 2018
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$216	$—	$—
Dividend income—affiliated issuers (Note F)	120	—	—
Interest and other income—unaffiliated issuers	121	1,135	1,556
Foreign taxes withheld (Note A)	(6)	—	—
Total income	$451	$1,135	$1,556
Expenses:
Investment management fees (Note B)	52	337	565
Administration fees (Note B):
Institutional Class	13	68	171
Class A	1	58	8
Class C	1	—	1
Class R6	2	—	6
Distribution fees (Note B):
Class A	1	56	7
Class C	4	—	4
Shareholder servicing agent fees:
Institutional Class	—	—	—
Class A	—	2	—
Class C	—	—	—
Subsidiary Administration Fees	—	25	—
Audit fees	35	40	27
Custodian and accounting fees	97	42	56
Insurance expense	—	2	2
Legal fees	42	50	42
Registration and filing fees	30	31	43
Shareholder reports	1	14	5
Trustees' fees and expenses	21	21	21
Dividend and interest expense on securities sold short and reverse repurchase agreements (Note A)	—	—	—
Interest expense	1	5	—
Miscellaneous	4	23	7
Total expenses	305	774	965

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Alternative Funds (cont'd)
(000's omitted)

	GLOBAL ALLOCATION FUND	HEDGED OPTION PREMIUM STRATEGY FUND	LONG SHORT FUND	LONG SHORT CREDIT FUND
	For the Six Months Ended April 30, 2018	For the Six Months Ended April 30, 2018	For the Six Months Ended April 30, 2018	For the Six Months Ended April 30, 2018
Expenses reimbursed by Management (Note B)	(249)	(177)	—	(146)
Investment management fees waived (Note A)	(32)	—	—	—
Total net expenses	70	51	27,687	200
Net investment income/(loss)	$236	$73	$2,493	$643
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	417	(170)	103,729	(81)
Transactions in investment securities of affiliated issuers	165	—	(46)	—
Realized gain distributions from affiliated issuers	212	—	—	—
Settlement of forward foreign currency contracts	38	—	—	(6)
Settlement of foreign currency transactions	3	—	15	7
Expiration or closing of futures contracts	64	—	(53,980)	5
Expiration or closing of option contracts and swaptions written	(55)	(438)	11,198	65
Expiration or closing of swap contracts	15	—	(12,956)	(236)
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(432)	(170)	(20,837))	(777)
Investment securities of affiliated issuers	(270)	—	(10,240)	—
Short positions of unaffiliated issuers	—	—	1,705	—
Forward foreign currency contracts	(36)	—	—	4
Foreign currency translations	(1)	—	—	1
Futures contracts	(10)	—	40,028	(5)
Option contracts and swaptions written	7	90	4,411	—
Swap contracts	(5)	—	2,938	(1)
Net gain/(loss) on investments	112	(688)	65,965	(1,024)
Net increase/(decrease) in net assets resulting from operations	$348	$(615)	$68,458	$(381)

(a)  Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.

See Notes to Financial Statements

	MULTI-ASSET INCOME FUND	RISK BALANCED COMMODITY STRATEGY FUND(a)	U.S. EQUITY INDEX PUTWRITE STRATEGY FUND
	For the Six Months Ended April 30, 2018	For the Six Months Ended April 30, 2018	For the Six Months Ended April 30, 2018
Expenses reimbursed by Management (Note B)	(224)	(194)	(136)
Investment management fees waived (Note A)	(13)	—	—
Total net expenses	68	580	829
Net investment income/(loss)	$383	$555	$727
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	503	56	(25)
Transactions in investment securities of affiliated issuers	—	—	—
Realized gain distributions from affiliated issuers	—	—	—
Settlement of forward foreign currency contracts	19	—	—
Settlement of foreign currency transactions	15	—	—
Expiration or closing of futures contracts	156	9,250	—
Expiration or closing of option contracts and swaptions written	(65)	—	(2,291)
Expiration or closing of swap contracts	31	—	—
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(791)	(105)	(1,533)
Investment securities of affiliated issuers	(93)	—	—
Short positions of unaffiliated issuers	—	—	—
Forward foreign currency contracts	(32)	—	—
Foreign currency translations	(2)	—	—
Futures contracts	(80)	644	—
Option contracts and swaptions written	7	—	(71)
Swap contracts	(16)	—	—
Net gain/(loss) on investments	(348)	9,845	(3,920)
Net increase/(decrease) in net assets resulting from operations	$35	$10,400	$(3,193)

Statements of Changes in Net Assets

Neuberger Berman Alternative Funds
(000's omitted)

	GLOBAL ALLOCATION FUND		HEDGED OPTION PREMIUM STRATEGY FUND		LONG SHORT FUND
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (Unaudited)	Period from April 12, 2017 (Commencement of Operations) to October 31, 2017	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income/(loss) (Note A)	$236	$281	$73	$21	$2,493	$1,564
Net realized gain/(loss) on investments (Note A)	859	1,076	(608)	100	47,960	60,662
Net increase from payments by affiliates (Note B)	—	—	—	—	—	37
Change in net unrealized appreciation/(depreciation) of investments (Note A)	(747)	1,743	(80)	(11)	18,005	206,680
Net increase/(decrease) in net assets resulting from operations	348	3,100	(615)	110	68,458	268,943
Distributions to Shareholders From (Note A):
Net investment income:
Institutional Class	(243)	(44)	(42)	(11)	—	—
Class A	(60)	—	(0)	(0)	—	—
Class C	(19)	—	—	—	—	—
Class R6	—	—	(6)	(6)	—	—
Net realized gain on investments:
Institutional Class	(448)	—	(99)	—	—	—
Class A	(134)	—	(0)	—	—	—
Class C	(106)	—	(0)	—	—	—
Class R6	—	—	(18)	—	—	—
Tax return of capital:
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Total distributions to shareholders	(1,010)	(44)	(165)	(17)	—	—
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	3,333	6,799	10,503	8,498	606,330	1,209,220
Class A	133	1,344	—	25	16,833	46,543
Class C	1	215	—	35	4,433	8,792
Class R6	—	—	—	1,950	—	—

See Notes to Financial Statements

	LONG SHORT CREDIT FUND		MULTI-ASSET INCOME FUND		RISK BALANCED COMMODITY STRATEGY FUND(a)
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income/(loss) (Note A)	$643	$1,065	$383	$677	$555	$222
Net realized gain/(loss) on investments (Note A)	(246)	330	659	331	9,306	4,087
Net increase from payments by affiliates (Note B)	—	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) of investments (Note A)	(778)	39	(1,007)	994	539	1,630
Net increase/(decrease) in net assets resulting from operations	(381)	1,434	35	2,002	10,400	5,939
Distributions to Shareholders From (Note A):
Net investment income:
Institutional Class	(243)	(659)	(403)	(548)	(3,165)	—
Class A	(32)	(100)	(14)	(18)	(1,487)	—
Class C	(12)	(28)	(12)	(16)	(1)	—
Class R6	(85)	(251)	(93)	(142)	—	—
Net realized gain on investments:
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Tax return of capital:
Institutional Class	—	—	—	(16)	—	—
Class A	—	—	—	(1)	—	—
Class C	—	—	—	(1)	—	—
Class R6	—	—	—	(4)	—	—
Total distributions to shareholders	(372)	(1,038)	(522)	(746)	(4,653)	—
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	5,183	5,003	1,633	5,407	18,146	45,513
Class A	1,121	2,136	202	11	4,312	16,494
Class C	160	25	—	59	4	—
Class R6	20	220	—	—	—	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Alternative Funds (cont'd)
(000's omitted)

	GLOBAL ALLOCATION FUND		HEDGED OPTION PREMIUM STRATEGY FUND		LONG SHORT FUND
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (Unaudited)	Period from April 12, 2017 (Commencement of Operations) to October 31, 2017	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
Proceeds from reinvestment of dividends and distributions:
Institutional Class	691	44	141	11	—	—
Class A	193	—	—	—	—	—
Class C	125	—	—	—	—	—
Class R6	—	—	—	—	—	—
Payments for shares redeemed:
Institutional Class	(2,765)	(4,963)	(2,905)	(8)	(360,201)	(672,348)
Class A	(752)	(4,053)	—	—	(37,699)	(124,652)
Class C	(466)	(2,268)	—	—	(12,035)	(43,665)
Class R6	—	—	—	—	—	—
Net increase/(decrease) from Fund share transactions	493	(2,882)	7,739	10,511	217,661	423,890
Net Increase/(Decrease) in Net Assets	(169)	174	6,959	10,604	286,119	692,833
Net Assets:
Beginning of period	20,925	20,751	10,604	—	3,091,310	2,398,477
End of period	$20,756	$20,925	$17,563	$10,604	$3,377,429	$3,091,310
Undistributed net investment income/(loss) at end of period	$89	$176	$31	$6	$(4,003)	$—
Distributions in excess of net investment income at end of period	$—	$—	$—	$—	$—	$(6,496)

(a)  Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.

See Notes to Financial Statements

	LONG SHORT CREDIT FUND		MULTI-ASSET INCOME FUND		RISK BALANCED COMMODITY STRATEGY FUND(a)
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
Proceeds from reinvestment of dividends and distributions:
Institutional Class	242	660	402	564	3,133	—
Class A	20	65	3	3	1,487	—
Class C	2	1	4	5	1	—
Class R6	16	56	—	—	—	—
Payments for shares redeemed:
Institutional Class	(5,581)	(12,619)	(885)	(1,978)	(4,520)	(15,387)
Class A	(2,009)	(207)	—	(11)	(2,201)	(9,373)
Class C	(1)	(11)	(1)	(13)	—	(57)
Class R6	(1,060)	(473)	—	—	—	—
Net increase/(decrease) from Fund share transactions	(1,887)	(5,144)	1,358	4,047	20,362	37,190
Net Increase/(Decrease) in Net Assets	(2,640)	(4,748)	871	5,303	26,109	43,129
Net Assets:
Beginning of period	25,715	30,463	22,780	17,477	125,497	82,368
End of period	$23,075	$25,715	$23,651	$22,780	$151,606	$125,497
Undistributed net investment income/(loss) at end of period	$177	$—	$—	$—	$—	$29
Distributions in excess of net investment income at end of period	$—	$(94)	$(227)	$(88)	$(4,069)	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Alternative Funds
(000's omitted)

	U.S. EQUITY INDEX PUTWRITE STRATEGY FUND
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income/(loss) (Note A)	$727	$496
Net realized gain/(loss) on investments (Note A)	(2,316)	10,197
Net increase from payments by affiliates (Note B)	—	—
Change in net unrealized appreciation/(depreciation) of investments (Note A)	(1,604)	(47)
Net increase/(decrease) in net assets resulting from operations	(3,193)	10,646
Distributions to Shareholders From (Note A):
Net investment income:
Institutional Class	(592)	(385)
Class A	(5)	(2)
Class C	—	—
Class R6	(47)	(45)
Net realized gain on investments:
Institutional Class	(8,961)	(87)
Class A	(275)	(2)
Class C	(45)	(0)
Class R6	(821)	(14)
Institutional Class	—	—
Class A	—	—
Class C	—	—
Class R6	—	—
Total distributions to shareholders	(10,746)	(535)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	186,751	137,312
Class A	3,402	3,952
Class C	487	403
Class R6	9,311	10,681

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Alternative Funds (cont'd)
(000's omitted)

	U.S. EQUITY INDEX PUTWRITE STRATEGY FUND
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
Proceeds from reinvestment of dividends and distributions:
Institutional Class	9,449	471
Class A	279	3
Class C	35	—
Class R6	868	54
Payments for shares redeemed:
Institutional Class	(30,501)	(15,953)
Class A	(801)	(503)
Class C	—	(2)
Class R6	(3,783)	(4,235)
Net increase/(decrease) from Fund share transactions	175,497	132,183
Net Increase/(Decrease) in Net Assets	161,558	142,294
Net Assets:
Beginning of period	168,828	26,534
End of period	$330,386	$168,828
Undistributed net investment income/(loss) at end of period	$156	$73
Distributions in excess of net investment income at end of period	$—	$—

(a)  Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.

See Notes to Financial Statements

Statement of Cash Flows (Unaudited)

Neuberger Berman Alternative Funds
(000's omitted)

Long Short Credit Fund
For the Six Months Ended April 30, 2018
Increase/(decrease) in cash:
Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(381)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Changes in assets and liabilities:
Purchase of investment securities	(17,464)
Proceeds from disposition of investment securities	15,163
Purchase/sale of short-term investment securities, net	(347)
Increase in receivable/(payable) for accumulated variation margin on centrally cleared swap contracts	(66)
Unrealized appreciation of centrally cleared swap contracts	14
Increase in interest receivable	(101)
Decrease in receivable/(payable) for accumulated variation margin on futures contracts	94
Proceeds for option contracts and swaptions written	63
Proceeds for foreign currency translations and forward foreign currency contracts	2
Decrease in prepaid expenses and other assets	(15)
Decease in receivable for securities sold	5
Increase in cash collateral	(113)
Decrease in payable for securities purchased	(1,784)
Increase in dividends and interest payable for short sales and reverse repurchase agreements	32
Net amortization of premium/(discount) on investments	59
Decrease in accrued expenses and other payables	(55)
Unrealized depreciation on investment securities of unaffiliated issuers	777
Unrealized appreciation on forward foreign currency contracts	(4)
Unrealized appreciation on foreign currency translations	(1)
Unrealized depreciation on futures contracts	5
Unrealized depreciation on swap contracts	1
Net realized loss from transactions in investment securities of unaffiliated issuers	81
Net realized loss from settlement of forward foreign currency contracts	6
Net realized gain from settlement of foreign currency transactions	(7)
Net realized gain from expiration or closing of futures contracts	(5)
Net realized gain from expiration or closing of option contracts and swaptions written	(65)
Net realized loss from expiration or closing of swap contracts	236
Net cash provided by (used in) operating activities	$(3,870)
Cash flows from financing activities:
Payment for shares redeemed	(8,623)
Proceeds from shares sold	6,436
Cash distributions paid	(92)
Reverse repurchase agreements	7,433
Net cash provided by (used in) financing activities	5,154
Net increase/(decrease) in cash	1,284
Cash and foreign currency/due to custodian:
Beginning balance	(1,281)
Ending balance	$3
Supplemental disclosure
Cash paid for interest	$22

See Notes to Financial Statements

Notes to Financial Statements Alternative Fundsß (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Each of Neuberger Berman Global Allocation Fund ("Global Allocation"), Neuberger Berman Hedged Option Premium Strategy Fund ("Hedged Option Premium Strategy"), Neuberger Berman Long Short Fund ("Long Short"), Neuberger Berman Long Short Credit Fund ("Long Short Credit"), Neuberger Berman Multi-Asset Income Fund ("Multi-Asset Income"), Neuberger Berman Risk Balanced Commodity Strategy Fund ("Risk Balanced Commodity Strategy") and Neuberger Berman U.S. Equity Index PutWrite Strategy Fund ("U.S. Equity Index PutWrite Strategy"), (each individually a "Fund," and collectively, the "Funds") is a separate operating series of the Trust. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified Fund (Global Allocation, Long Short and Risk Balanced Commodity Strategy became diversified in December 2013, December 2014 and August 2015, respectively). Hedged Option Premium Strategy, Long Short Credit, Multi-Asset Income and U.S. Equity Index PutWrite Strategy are each diversified. Hedged Option Premium Strategy had no operations until April 12, 2017, other than matters relating to its organization and its registration of shares under the 1933 Act. Each Fund offers Institutional Class shares, Class A shares and Class C shares. Hedged Option Premium Strategy, Long Short Credit, Multi-Asset Income and U.S. Equity Index PutWrite Strategy also offer Class R6 shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

A zero balance, if any, reflects an actual amount rounding to less than $1,000.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Risk Balanced Commodity Strategy invests in commodity-related instruments through Neuberger Berman Cayman Commodity Fund I Ltd. (the "RBCS Subsidiary"), which is organized under the laws of the Cayman Islands. Subscription agreements were entered into between the Fund and the RBCS Subsidiary with the intent that Risk Balanced Commodity Strategy will remain the sole shareholder of the RBCS Subsidiary. The RBCS Subsidiary is governed by its own Board of Directors.

As of April 30, 2018, the value of Risk Balanced Commodity Strategy's investment in the RBCS Subsidiary was as follows:

Investment in RBCS Subsidiary	Percentage of Net Assets
$29,423,330	19.4%

ß Consolidated Notes to Financial Statements for Risk Balanced Commodity Strategy

2  Consolidation: The accompanying financial statements of Risk Balanced Commodity Strategy present the consolidated accounts of Risk Balanced Commodity Strategy and the RBCS Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation.

3  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments (long and short positions) in equity securities, convertible preferred stocks, exchange-traded funds, preferred stocks, master limited partnerships and exchange-traded options purchased and options written, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Funds' investments for long and short positions in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid or offer quotations, respectively, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:

Corporate Bonds. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information, which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

U.S. Government Agency Securities. Inputs used to value U.S. Government Agency securities generally include obtaining benchmark quotes and Other Market Information.

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

Emerging Markets Debt, Sovereign Debt, and Quasi-Sovereign Debt. Inputs used to value emerging markets debt, sovereign debt and quasi-sovereign debt generally include dealer quotes, bond market activity, discounted cash flow models, and other relevant information such as credit spreads, benchmark curves and Other Market Information.

The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of futures is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of forward contracts is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services' networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).

The value of credit default swaps is determined by Management by obtaining valuations from independent pricing services using a model that considers a number of factors, which may include default probabilities, credit curves, recovery rates and cash flows (Level 2 inputs).

The value of swaptions is determined by Management by obtaining valuations from independent pricing services using market data and an industry standard model that considers a number of factors, which may include underlying curve/spread data, default-adjusted forward spread, data sources, delta adjustment, volatility skews and skew fallbacks (Level 2 inputs).

Option contracts that are traded over-the-counter ("OTC") are generally valued on the basis of quotations provided by broker-dealers or prices provided by independent pricing services who use a series of techniques including simulated pricing models and/or curve fitting (bootstrapping), which aids in determining the present value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, volatility surfaces, and exchange rates (Level 2 inputs).

The value of total return swaps and total return basket swaps is determined by Management by obtaining valuations from independent pricing services using the underlying asset and stated benchmark interest rate (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of Interactive Data Pricing and Reference Data LLC ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). The Board has also approved the use of Interactive to evaluate the prices of foreign debt securities as of the time as of which a Fund's share price is calculated. Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund's share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the case of both foreign equity and foreign debt securities, in the absence of precise information about the market values of these foreign securities as of the time as of which a Fund's share price is calculated, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

4  Foreign currency translations: The accounting records of the Funds and RBCS Subsidiary are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

5  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as a Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlements of class action litigation in which Global Allocation participated as a class member. The amounts of such proceeds for the six months ended April 30, 2018 was $365 for Global Allocation.

6  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of April 30, 2018, the Funds did not have any unrecognized tax positions.

The RBCS Subsidiary is a controlled foreign corporation under the U.S. Internal Revenue Code. As a U.S. shareholder of a controlled foreign corporation, Risk Balanced Commodity Strategy will include in its taxable income its share of the RBCS Subsidiary's current earnings and profits (including net realized gains). Any deficit generated by the RBCS Subsidiary will be disregarded for purposes of computing Risk Balanced Commodity Strategy's taxable income in the current period and also disregarded for all future periods.

At April 30, 2018, selected Fund information for all long security positions, short security positions and derivative instruments (if any) for U.S. federal income tax purposes was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Global Allocation	$20,675	$1,715	$723	$992
Hedged Option Premium Strategy	17,704	7	374	(367)
Long Short	2,830,720	526,014	90,788	435,226
Long Short Credit	28,957	258	999	(741)
Multi-Asset Income	25,450	1,279	1,346	(67)
Risk Balanced Commodity Strategy	149,583	3,482	6,585	(3,103)
U.S. Equity Index PutWrite Strategy	335,703	404	2,594	(2,190)

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on October 31, 2017, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: net operating loss netted against short term capital gains or written-off, current and prior year partnership basis adjustments, net operating losses, return of capital distributions, non-taxable distributions from real estate investment trusts ("REITs") and other underlying investments, paydown losses on mortgage-backed and asset-backed securities, RBCS Subsidiary income and gain (loss), gains and losses on swap contracts and futures, foreign currency gains and losses, tax adjustments related to short sales gains and losses from forwards, gains and losses from passive foreign investment companies ("PFICs"), non-deductible stock issuance fees, affiliated capital gain reclass to ordinary income, distributions in excess and re-designated, deemed distributions on shareholder redemptions and deflation adjustments on U.S. Treasury inflation-indexed bonds ("TIPs"). These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of each Fund. For the year ended October 31, 2017, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses) on Investments
Global Allocation	$111,919	$(75,855)	$(36,064)
Hedged Option Premium Strategy	(2,276)	2,402	(126)
Long Short	(7,821,026)	1,066,836	6,754,190
Long Short Credit	(1,621)	(58,456)	60,077
Multi-Asset Income	1,624	(47,087)	45,463
Risk Balanced Commodity Strategy	3,997,848	75,694	(4,073,542)
U.S. Equity Index PutWrite Strategy	618,692	1,364	(620,056)

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 was as follows:

	Distributions Paid From:
	Taxable Income				Long-Term Capital Gain				Return of Capital				Total
	2017		2016		2017		2016		2017		2016		2017		2016
Global Allocation	$44,404		$—		$—		$43,247		$—		$—		$44,404		$43,247
Hedged Option Premium Strategy	16,672	(a)	—		—	(a)	—		—	(a)	—		16,672	(a)	—
Long Short	—		361,261		—		—		—		—		—		361,261
Long Short Credit	1,038,403		633,046		—		—		—		—		1,038,403		633,046
Multi-Asset Income	723,961		489,748		—		—		22,515		149,478		746,476		639,226
Risk Balanced Commodity Strategy	—		—		—		—		—		—		—		—
U.S. Equity Index PutWrite Strategy	473,142		—	(b)	61,645		—	(b)	—		—	(b)	534,787		—	(b)

(a)  Period from April 12, 2017 (Commencement of Operations) to October 31, 2017.

(b)  Period from September 16, 2016 (Commencement of Operations) to October 31, 2016.

As of October 31, 2017, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Global Allocation	$532,799	$368,318	$1,747,666	$—	$(20,347)	$2,628,436
Hedged Option Premium Strategy	55,980	70,070	(28,684)	—	(2,284)	95,082
Long Short	—	—	421,699,487	(42,465,021)	(886,714)	378,347,752
Long Short Credit	10,119	—	59,112	(950,543)	(19,126)	(900,438)
Multi-Asset Income	—	—	1,009,372	(206,079)	(22,599)	780,694
Risk Balanced Commodity Strategy	4,516,268	—	(3,751,983)	(84,076)	1,613,259	2,293,468
U.S. Equity Index PutWrite Strategy	4,357,866	5,819,643	(586,289)	—	(4,821)	9,586,399

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, straddles and unsettled short sales; timing differences of distribution payments, swaps, futures contracts and forward contracts; adjustments related to post-October capital loss and late-year ordinary loss deferrals, unamortized organization expenses, mark-to-market adjustments on option contracts and tax adjustments related to REITs, TIPs, PFICs, short sales, partnerships, futures, swap contracts and other investments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. Capital loss carryforward rules allow for regulated investment companies to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2017, the Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Capital Loss Carryforwards
	Long-Term	Short-Term
Long Short	$—	$35,496,428
Long Short Credit	—	950,543
Multi-Asset Income	—	206,079
Risk Balanced Commodity Strategy	74,165	9,911

Under current tax regulations, capital losses realized on investment transactions after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the Regulated Investment Company Modernization Act of 2010, the Funds may also defer any realized late-year ordinary losses as occurring on the first day of the following fiscal year. Late-year ordinary losses represent ordinary losses realized on investment transactions after December 31 and specified losses (ordinary losses from the sale, exchange, or other disposition of property, net foreign currency losses and net passive foreign investment company mark to market losses) realized on investment transactions after October 31. For the year ended October 31, 2017, Long Short elected to defer the following late-year ordinary losses:

Late-Year Ordinary Loss Deferral
Long Short	$6,968,593

During the year ended October 31, 2017, Global Allocation, Long Short, Long Short Credit, Multi-Asset Income and Risk Balanced Commodity Strategy had utilized capital loss carryforwards of $264,367, $26,401,425, $314,125, $361,065 and $14,268, respectively.

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. At April 30, 2018, there were no outstanding balances of accrued capital gains taxes for any Fund.

8  Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income, if any, are recorded on the ex-date and generally distributed once a year (usually in December) for Global Allocation, Long Short and Risk Balanced Commodity Strategy, monthly for Multi-Asset Income and quarterly for Hedged Option Premium Strategy, Long Short Credit (monthly prior to October 1, 2016) and U.S. Equity Index PutWrite Strategy. Distributions from net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date.

It is the policy of each of Long Short and Multi-Asset Income to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to these Funds until the following calendar year. At April 30, 2018, Long Short and Multi-Asset Income estimated these amounts for the period January 1, 2018 to April 30, 2018 within the financial statements because the 2018 information is not available from the REITs until after each Fund's fiscal period. All estimates are based upon REIT information sources available to these Funds together with actual IRS Forms 1099-DIV received to date. For the year ended October 31, 2017, the character of distributions paid to shareholders of Long Short and

Multi-Asset Income disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of these Funds' distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after each Fund's fiscal year-end. After calendar year-end, when these Funds learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed these Funds of the actual breakdown of distributions paid to these Funds during their fiscal year, estimates previously recorded are adjusted on the books of these Funds to reflect actual results. As a result, the composition of these Funds' distributions as reported herein may differ from the final composition determined after calendar year-end and reported to these Funds shareholders on IRS Form 1099-DIV.

9  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

10  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Dollar rolls: The Funds may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, a Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, a Fund forgoes principal and interest payments on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in a Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.

12  Reverse repurchase agreements: In a reverse repurchase agreement, a Fund sells portfolio securities to another party and agrees to repurchase the securities at an agreed-upon price and date, which reflects an interest payment. In periods of increased demand for a security, the Fund may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner, or at all, which may result in losses to a Fund. A Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund is less than the value of the securities. Reverse repurchase agreements also involve the risk that the market value of the securities sold will decline below the price at which a Fund is obligated to repurchase them. Reverse repurchase agreements may be viewed as a form of borrowing by a Fund. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund's assets. During the term of the agreement, the Fund may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security.

13  Securities sold short: Each Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, a Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, a Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which a Fund sold the security short, while losses are potentially unlimited in size. The Funds pledge securities and/or other assets, which may include cash collateral from securities lending activities, to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Funds and used to purchase additional securities or for any other purpose. Proceeds maintained by the lender are included in the "Cash collateral segregated for short sales" on the Statements of Assets and Liabilities. The Funds are required to segregate an amount of cash or liquid securities in an amount at least equal to the current market value of the securities sold short (less any additional collateral pledged to the lender). The Funds are contractually responsible to remit to the lender any dividends and interest payable on securities while those securities are being borrowed by the Fund. The Funds may receive or pay the net of the interest charged by the prime broker on the borrowed securities and a financing charge for the difference in the market value of the short position and the cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. These costs related to short sales (i.e., dividend and interest remitted to the lender and interest charged by the prime broker) are recorded as an expense of the Funds and are excluded from the contractual expense limitation. A net negative expense, if any, represents a gain to the Fund as the total cash rebates received exceeded the other costs related to short sales. The net amount of fees incurred during the six months ended April 30, 2018, are included in the "Dividend and interest expense on securities sold short and reverse repurchase agreements" on the Statements of Operations and are as follows:

Long Short	$(2,026,579)

At April 30, 2018, Long Short had cash pledged in the amount of $619,363,183 to State Street Bank and Trust Company ("State Street") to cover collateral requirements for borrowing in connection with securities sold short.

14  Security lending: Each Fund using State Street as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees, if any, disclosed within the Statements of Operations under the caption, "Income from securities loaned-net" are net of expenses retained by State Street as compensation for its services as lending agent. For the six months ended April 30, 2018, the Funds did not participate in securities lending. The Funds receive cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Some or all of the cash collateral may be used to finance short sales.

As of April 30, 2018, the Funds had no outstanding loans of securities.

15  Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the Securities and Exchange Commission that permits the Funds to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

16  Derivative instruments: Certain of the Funds' use of derivatives during the six months ended April 30, 2018, is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at April 30, 2018. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Futures contracts: During the six months ended April 30, 2018, Global Allocation used futures in an effort to enhance total return and to manage or adjust the risk profile and the investment exposure of the Fund to certain asset classes, countries and regions. In addition, Global Allocation also utilized futures to provide investment exposure to certain indices and markets other than the benchmark indices. During the six months ended April 30, 2018, Long Short used futures on broader market indices and U.S. Treasuries in an effort either to enhance returns or to manage or adjust the risk profile and the investment exposure of the Fund. During the six months ended April 30, 2018, Long Short Credit used futures to manage or adjust the risk profile of the Fund or the risk of individual positions, to adjust the duration of the Fund's portfolio, to hedge risk and to alter the Fund's exposure to currencies, interest rates, sectors and individual issuers. During the six months ended April 30, 2018, Multi-Asset Income used futures to enhance total return and to manage or adjust the risk profile and the investment exposure of the Fund to certain asset classes, countries and regions. In addition, Multi-Asset Income also utilized futures to provide investment exposure to certain indices and markets other than the benchmark indices. During the six months ended April 30, 2018, Risk Balanced Commodity Strategy used commodity futures contracts (through investments in the RBCS Subsidiary) to provide investment exposure to individual commodities, as well as to manage and/or adjust the risk profile of the Fund.

At the time a Fund or RBCS Subsidiary enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by a Fund or RBCS Subsidiary as unrealized gains or losses.

Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund or RBCS Subsidiary may cause the Fund or RBCS Subsidiary to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund or RBCS Subsidiary. Also, a Fund's or RBCS Subsidiary's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's or RBCS Subsidiary's taxable income.

Forward foreign currency contracts: During the six months ended April 30, 2018, Global Allocation used forward contracts to obtain or reduce exposure to certain markets, establish net short or long positions for currencies and alter the Fund's exposure to markets and currencies. During the six months ended April 30, 2018, Long Short Credit used forward contracts to alter the Fund's exposure to currencies, interest rates, sectors and individual issuers. During the six months ended April 30, 2018, Multi-Asset Income used forward contracts to obtain or reduce exposure to certain markets, establish net short or long positions for currencies and alter the Fund's exposure to markets and currencies.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, a Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) on forward foreign currency contracts" in the Statements of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund's Statement of Assets and Liabilities. In addition, a Fund could be exposed to risks associated with fluctuations in foreign currency and the risk the counterparty will fail to fulfill its obligation.

Credit default swap contracts: During the six months ended April 30, 2018, Long Short Credit used credit default swaps to replace more traditional direct investments, to establish net short or long positions for individual markets, currencies or securities and to hedge risk. When a Fund is the buyer of an OTC credit default swap contract, it is entitled to receive the notional amount of the swap from the counterparty if a credit event occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When a Fund is the seller of an OTC credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If a Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make (or the risk of loss) would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may add economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The net periodic payments paid or received on the swap contract are accrued daily as a component of unrealized appreciation/(depreciation) and are recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation/(depreciation) in an amount equal to the daily valuation of swaps. For financial reporting purposes, unamortized upfront payments/(receipts), if any, are netted with unrealized appreciation or (depreciation) and net interest received or paid on swap contracts to determine the fair value of swaps.

Centrally cleared swap contracts: Certain clearinghouses currently offer clearing for limited types of derivative transactions, including certain credit default swaps. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty that is then cleared through a central clearinghouse. Upon acceptance of a swap by a central clearinghouse, the original swap is extinguished and replaced with a swap with the clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of the original counterparty. A Fund typically will be required to post specified levels of both initial and variation margin with the clearinghouse or at the instruction of the clearinghouse. The daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the centrally clearing party. For financial reporting purposes, unamortized upfront/(receipts) payments, if any, are netted with unrealized appreciation or (depreciation) and net interest received or paid on swap contracts to determine the fair value of swaps.

Total return basket swap contracts: During the six months ended April 30, 2018, Long Short used total return basket swaps to increase returns, reduce risks and for hedging purposes. During the six months ended April 30, 2018, Long Short Credit used total return basket swaps to replace more traditional direct investments and to hedge risk. Certain Funds may enter into a total return basket swap agreement to obtain exposure to a portfolio of long and short securities. Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity or fixed income positions. The Funds have the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation/(depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as "financing costs". Positions within the swap are reset periodically, and financing costs are reset monthly. During a reset, any unrealized gains/(losses) on positions and accrued financing costs become available for cash settlement between the Funds and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an International Swaps and Derivatives Association (ISDA) agreement between the Funds and the counterparty. A change in the market value of a total return basket swap contract is recognized as a change in unrealized appreciation/(depreciation) on swap contracts in the Statements of Operations. Cash settlements between a Fund and the counterparty are recognized as realized gains/(losses) on swap contracts in the Statements of Operations.

Total return swap contracts: During the six months ended April 30, 2018, Global Allocation used total return swaps to enhance total return and obtain or reduce exposure to certain markets. During the six months ended April 30, 2018, Long Short used total return swaps to increase returns, reduce risks and for hedging purposes. During the six months ended April 30, 2018, Long Short Credit used total return swaps to replace more traditional direct investments and to hedge risk. During the six months ended April 30, 2018, Multi-Asset Income used total return swaps to enhance total return and obtain or reduce exposure to certain markets. Total return swaps involve commitments to pay fixed or floating rate interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment or make a payment to the counterparty, respectively. For financial reporting purposes, unamortized upfront payments/(receipts), if any, are netted with unrealized appreciation or (depreciation) and net interest received or paid on swap contracts to determine the fair value of swaps, respectively. Certain risks may arise when entering into total return swap transactions, including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or (depreciation) in the Statements of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statements of Operations.

Options: During the six months ended April 30, 2018, Global Allocation used options written to enhance total return, manage or adjust the risk profile of the Fund or the risk of individual positions, replace more traditional direct investments and obtain exposure to certain markets. During the six months ended April 30, 2018, Global Allocation used options purchased to enhance total return, manage or adjust the risk profile of the Fund and replace more traditional direct investments. During the six months ended April 30, 2018, Hedged Option Premium Strategy used options written primarily to gain exposure to securities, markets, sectors or geographical areas and also to enhance total return and gain exposure more efficiently than through a direct purchase of the underlying security. During the six months ended April 30, 2018, Hedged Option Premium Strategy used options purchased primarily to hedge exposures to securities, markets, sectors or geographical areas while attempting to limit risk. During the six months ended April 30, 2018, Long Short used options written to generate incremental returns. During the six months ended April 30, 2018, Long Short used options purchased either for hedging purposes or to generate incremental returns. During the six months ended April 30, 2018, Long Short Credit used options written (including swaptions) to establish net short or long positions for individual markets, currencies or securities, hedge risk and alter the Fund's exposure to currencies, interest rates, sectors and individual issuers. During the six months ended April 30, 2018, Long Short Credit used options purchased (including swaptions and options on futures) either for either for hedging purposes or to generate incremental returns. During the six months ended April 30, 2018, Multi-Asset Income used options written to enhance total return, manage or adjust the risk profile of the Fund, and replace more traditional direct investments. During the six months ended April 30, 2018, Multi-Asset Income used options purchased to enhance total return, manage or adjust the risk profile of the Fund, and replace more traditional direct investments. During the six months ended April 30, 2018, U.S. Equity Index PutWrite Strategy used options written primarily to gain exposure to securities, markets, sectors or geographical areas and also to enhance total return and gain exposure more efficiently than through a direct purchase of the underlying security.

Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the asset is eliminated. For purchased call options, a Fund's loss is limited to the amount of the option premium paid.

Premiums received by a Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the liability is eliminated.

When a fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or put option that a Fund has written expires unexercised, a Fund will realize a gain in the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

A Fund may write or purchase options on exchange-traded futures contracts ("futures option") to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A futures option is an option contract in which the underlying instrument is a specific futures contract.

At April 30, 2018, a Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives (000's omitted)
Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Global Allocation
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$1	$—	$72	$—	$—	$73
Forward contracts	Receivable for forward foreign currency contracts	—	344	—	—	—	344
OTC swaps	Over-the-counter swap contracts, at value(a)	—	—	21	—	—	21
Options purchased	Investments in securities, at value	—	—	1	—	—	1
Total Value—Assets		$1	$344	$94	$—	$—	$439
Hedged Option Premium Strategy
Options purchased	Investments in securities, at value	$—	$—	$8	$—	$—	$8
Total Value—Assets		$—	$—	$8	$—	$—	$8
Long Short
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$15	$—	$19,653	$—	$—	$19,668
OTC swaps	Over-the-counter swap contracts, at value(a)	—	—	3,972	—	—	3,972
Options purchased	Investments in securities, at value	—	—	5,825	—	—	5,825
Total Value—Assets		$15	$—	$29,450	$—	$—	$29,465

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Long Short Credit
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$12	$—	$—	$—	$—	$12
Forward contracts	Receivable for forward foreign currency contracts	—	5	—	—	—	5
Centrally cleared swaps	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	—	—	—	99	—	99
OTC swaps	Over-the-counter swap contracts, at value(a)	—	—	27	219	—	246
Swaptions purchased	Investments in securities, at value	—	—	—	4	—	4
Total Value—Assets		$12	$5	$27	$322	$—	$366
Multi-Asset Income
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$2	$—	$80	$—	$—	$82
Forward contracts	Receivable for forward foreign currency contracts	—	341	—	—	—	341
OTC swaps	Over-the-counter swap contracts, at value(a)	—	—	26	—	—	26
Options purchased	Investments in securities, at value	—	—	1	—	—	1
Total Value—Assets		$2	$341	$107	$—	$—	$450
Risk Balanced Commodity Strategy
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$—	$—	$—	$—	$4,956	$4,956
Total Value—Assets		$—	$—	$—	$—	$4,956	$4,956

Liability Derivatives (000's omitted)
Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk		Equity Risk	Credit Risk	Commodity Risk	Total
Global Allocation
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(29)	$—		$(46)	$—	$—	$(75)
Forward contracts	Payable for forward foreign currency contracts	—	(365)		—	—	—	(365)
OTC swaps	Over-the-counter swap contracts, at value(a)	—	—		(36)	—	—	(36)
Options written	Option contracts written, at value	—	—		(17)	—	—	(17)
Total Value—Liabilities		$(17)	$(365)		$(111)	$—	$—	$(493)
Hedged Option Premium Strategy
Options written	Option contracts written, at value	$—	$—		$(148)	$—	$—	$(148)
Total Value—Liabilities		$—	$—		$(148)	$—	$—	$(148)
Long Short
OTC swaps	Over-the-counter swap contracts, at value(a)	$—	$—		$(3,224)	$—	$—	$(3,224)
Options written	Option contracts written, at value	—	—		(7,314)	—	—	(7,314)
Total Value—Liabilities		$—	$—		$(10,538)	$—	$—	$(10,538)
Long Short Credit
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(28)	$—		$—	$—	$—	$(28)
Forward contracts	Payable for forward foreign currency contracts	—	(0	)(b)	—	—	—	(0	)(b)
OTC swaps	Over-the-counter swap contracts, at value(a)	—	—		(12)	(150)	—	(162)
Total Value—Liabilities		$(28)	$0	(b)	$(12)	$(150)	$—	$(190)

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Multi-Asset Income
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(53)	$—	$(85)	$—	$—	$(138)
Forward contracts	Payable for forward foreign currency contracts	—	(364)	—	—	—	(364)
OTC swaps	Over-the-counter swap contracts, at value(a)	—	—	(40)	—	—	(40)
Options written	Option contracts written, at value	—	—	(18)	—	—	(18)
Total Value—Liabilities		$(53)	$(364)	$(143)	$—	$—	$(560)
Risk Balanced Commodity Strategy
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$—	$—	$—	$—	$(2,066)	$(2,066)
Total Value—Liabilities		$—	$—	$—	$—	$(2,066)	$(2,066)
U.S. Equity Index PutWrite Strategy
Options written	Option contracts written, at value	$—	$—	$(4,864)	$—	$—	$(4,864)
Total Value—Liabilities		$—	$—	$(4,864)	$—	$—	$(4,864)

(a)  "Centrally cleared swaps" and "OTC swaps" reflect the cumulative unrealized appreciation/(depreciation) of the centrally cleared swap or OTC swap contracts plus accrued interest as of April 30, 2018, which are reflected in the Statements of Assets and Liabilities under the captions "Receivable/Payable for accumulated variation margin on centrally cleared swap contracts" and "OTC swap contracts, at value", respectively.

(b)  Amount less than one thousand.

The impact of the use of these derivative instruments on the Statements of Operations during the six months ended April 30, 2018, was as follows:

Realized Gain/(Loss) (000's omitted)
Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Global Allocation
Futures	Net realized gain/(loss) on: expiration or closing of futures contracts	$15	$1	$48	$—	$—	$64
Forward contracts	Net realized gain/(loss) on: settlement of forward foreign currency contracts	—	38	—	—	—	38
Swaps	Net realized gain/(loss) on: expiration or closing of swap contracts	—	—	15	—	—	15
Options purchased	Net realized gain/(loss) on: sales of investment securities of unaffiliated issuers	—	—	(15)	—	—	(15)
Options written	Net realized gain/(loss) on: expiration or closing of option contracts and swaptions written	—	—	(55)	—	—	(55)
Total Realized Gain/(Loss)		$15	$39	$(7)	$—	$—	$47
Hedged Option Premium Strategy
Options purchased	Net realized gain/(loss) on: sales of investment securities of unaffiliated issuers	$—	$—	$(170)	$—	$—	$(170)
Options written	Net realized gain/(loss) on: expiration or closing of option contracts and swaptions written	—	—	(438)	—	—	(438)
Total Realized Gain/(Loss)		$—	$—	$(608)	$—	$—	$(608)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Long Short
Futures	Net realized gain/(loss) on: expiration or closing of futures contracts	$486	$—	$(54,466)	$—	$—	$(53,980)
Swaps	Net realized gain/(loss) on: expiration or closing of swap contracts	—	—	(12,956)	—	—	(12,956)
Options purchased	Net realized gain/(loss) on: sales of investment securities of unaffiliated issuers	—	—	11,937	—	—	11,937
Options written	Net realized gain/(loss) on: expiration or closing of option contracts and swaptions written	—	—	11,198	—	—	11,198
Total Realized Gain/(Loss)		$486	$—	$(44,287)	$—	$—	$(43,801)
Long Short Credit
Futures	Net realized gain/(loss) on: expiration or closing of futures contracts	$5	$—	$—	$—	$—	$5
Forward contracts	Net realized gain/(loss) on: settlement of forward foreign currency contracts	—	(6)	—	—	—	(6)
Swaps	Net realized gain/(loss) on: expiration or closing of swap contracts	—	—	88	(324)	—	(236)
Options and swaptions purchased	Net realized gain/(loss) on: transactions in investment securities of unaffiliated issuers	—	—	36	—	—	36
Options and swaptions written	Net realized gain/(loss) on: expiration or closing of option contracts and swaptions written	—	—	65	—	—	65
Total Realized Gain/(Loss)		$5	$(6)	$189	$(324)	$—	$(136)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Multi-Asset Income
Futures	Net realized gain/(loss) on: expiration or closing of futures contracts	$71	$(3)	$88	$—	$—	$156
Forward contracts	Net realized gain/(loss) on: settlement of forward foreign currency contracts	—	19	—	—	—	19
Swaps	Net realized gain/(loss) on: expiration or closing of swap contracts	—	—	31	—	—	31
Options purchased	Net realized gain/(loss) on: sales of investment securities of unaffiliated issuers	—	—	(15)	—	—	(15)
Options written	Net realized gain/(loss) on: expiration or closing of option contracts and swaptions written	—	—	(65)	—	—	(65)
Total Realized Gain/(Loss)		$71	$16	$39	$—	$—	$126
Risk Balanced Commodity Strategy
Futures	Net realized gain/(loss) on: expiration or closing of futures contracts	$—	$—	$—	$—	$9,250	$9,250
Total Realized Gain/(Loss)		$—	$—	$—	$—	$9,250	$9,250
U.S. Equity Index PutWrite Strategy
Options written	Net realized gain/(loss) on: expiration or closing of option contracts and swaptions written	$—	$—	$(2,291)	$—	$—	$(2,291)
Total Realized Gain/(Loss)		$—	$—	$(2,291)	$—	$—	$(2,291)

Change in Appreciation/(Depreciation) (000's omitted)
Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Global Allocation
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$5	$6	$(21)	$—	$—	$(10)
Forward contracts	Change in net unrealized appreciation/(depreciation) in value of: forward foreign currency contracts	—	(36)	—	—	—	(36)
Swaps	Change in net unrealized appreciation/(depreciation) in value of: swap contracts	—	—	(5)	—	—	(5)
Options purchased	Change in net unrealized appreciation/(depreciation) in value of: investment securities of unaffiliated issuers	—	—	(1)	—	—	(1)
Options written	Change in net unrealized appreciation/(depreciation) in value of: option contracts and swaptions written	—	—	7	—	—	7
Total Change in Appreciation/ (Depreciation)		$5	$(30)	$(20)	$—	$—	$(45)
Hedged Option Premium Strategy
Options purchased	Change in net unrealized appreciation/(depreciation) in value of: investment securities of unaffiliated issuers	$—	$—	$(9)	$—	$—	$(9)
Options written	Change in net unrealized appreciation/(depreciation) in value of: option contracts and swaptions written	—	—	90	—	—	90
Total Change in Appreciation/ (Depreciation)		$—	$—	$81	$—	$—	$81

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Long Short
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$(161)	$—	$40,189	$—	$—	$40,028
Swaps	Change in net unrealized appreciation/(depreciation) in value of: swap contracts	—	—	2,938	—	—	2,938
Options purchased	Change in net unrealized appreciation/(depreciation) in value of: investment securities of unaffiliated issuers	—	—	411	—	—	411
Options written	Change in net unrealized appreciation/(depreciation) in value of: option contracts and swaptions written	—	—	4,411	—	—	4,411
Total Change in Appreciation/ (Depreciation)		$(161)	$—	$47,949	$—	$—	$47,788
Long Short Credit
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$(5)	$—	$—	$—	$—	$(5)
Forward contracts	Change in net unrealized appreciation/(depreciation) in value of: forward foreign currency contracts	—	4	—	—	—	4
Swaps	Change in net unrealized appreciation/(depreciation) in value of: swap contracts	—	—	—	(1)	—	(1)
Options purchased	Change in net unrealized appreciation/(depreciation) in value of: investment securities of unaffiliated issuers			(12)			(12)
Total Change in Appreciation/ (Depreciation)		$(5)	$4	$(12)	$(1)	$—	$(14)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Commodity Risk	Total
Multi-Asset Income
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$(38)	$7	$(49)	$—	$—	$(80)
Forward contracts	Change in net unrealized appreciation/(depreciation) in value of: forward foreign currency contracts	—	(32)	—	—	—	(32)
Swaps	Change in net unrealized appreciation/(depreciation) in value of: swap contracts	—	—	(16)	—	—	(16)
Options purchased	Change in net unrealized appreciation/(depreciation) in value of: investment securities of unaffiliated issuers	—	—	(1)	—	—	(1)
Options written	Change in net unrealized appreciation/(depreciation) in value of: option contracts and swaptions written	—	—	7	—	—	7
Total Change in Appreciation/ (Depreciation)		$(38)	$(25)	$(59)	$—	$—	$(122)
Risk Balanced Commodity Strategy
Futures	Change in net unrealized appreciation/(depreciation) in value of: futures contracts	$—	$—	$—	$—	$644	$644
Total Change in Appreciation/ (Depreciation)		$—	$—	$—	$—	$644	$644
U.S. Equity Index PutWrite Strategy
Options written	Change in net unrealized appreciation/(depreciation) in value of: option contracts and swaptions written	$—	$—	$(71)	$—	$—	$(71)
Total Change in Appreciation/ (Depreciation)		$—	$—	$(71)	$—	$—	$(71)

While the Funds may receive redeemable preference shares, rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815.

The Funds adopted the provisions of Accounting Standards Update ("ASU") 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Pursuant to ASU 2011-11, an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. ASU 2011-11 is applicable to the Funds, except Hedged Option Premium Strategy, Risk Balanced Commodity Strategy and U.S. Equity Index PutWrite Strategy, at April 30, 2018. The Funds' derivative assets and liabilities at fair value by type are reported gross in the Statements of Assets and Liabilities. The following tables present derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting or similar agreement and net of the related collateral received by a Fund for assets and pledged by a Fund for liabilities as of April 30, 2018.

Description (000's omitted)	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Global Allocation
Forward contracts	$344	$—	$344
OTC Swaps	21	—	21
Total	$365	$—	$365
Long Short
Swap contracts	$3,972	$—	$3,972
Total	$3,972	$—	$3,972
Long Short Credit
Forward contracts	$5	$—	$5
OTC swaps	246	—	246
Total	$251	$—	$251
Multi-Asset Income
Forward contracts	$341	$—	$341
OTC Swaps	26	—	26
Total	$367	$—	$367

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty (000's omitted)	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Cash Collateral Received(a)	Net Amount(b)
Global Allocation
Citibank N.A.	$49	$(49)	$—	$—
Goldman Sachs International	50	(50)	—	—
JPMorgan Chase Bank N.A.	46	(46)	—	—
Royal Bank of Canada	19	(19)	—	—
Societe Generale	52	(35)	—	17
Standard Charterd Bank	19	(19)	—	—
State Street Bank and Trust Company	130	(91)	—	39
Total	$365	$(309)	$—	$56

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty (000's omitted)	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Cash Collateral Received(a)	Net Amount(b)
Long Short
Citibank N.A.	$3,894	$(639)	$—	$3,255
Goldman Sachs International	78	(78)	—	—
Total	$3,972	$(717)	$—	$3,255
Long Short Credit
BNP Paribas SA	$105	$(38)	$—	$67
Citibank N.A.	49	(15)	—	34
Goldman Sachs International	97	(62)	—	35
Total	$251	$(115)	$—	$136
Multi-Asset Income
Citibank N.A.	$49	$(49)	$—	$—
Goldman Sachs International	51	(51)	—	—
JPMorgan Chase Bank N.A.	75	(75)	—	—
Royal Bank of Canada	15	(15)	—	—
Societe Generale	39	(28)	—	11
Standard Charterd Bank	20	(20)	—	—
State Street Bank and Trust Company	118	(93)	—	25
Total	$367	$(331)	$—	$36

Description (000's omitted)	Gross Amounts of Recognized Liabilities		Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Global Allocation
Forward contracts	$(365)		$—	$(365)
OTC Swaps	(36)		—	(36)
Total	$(401)		$—	$(401)
Long Short
OTC swaps	$(3,224)		$—	$(3,224)
OTC options	(242)		—	(242)
Total	$(3,466)		$—	$(3,466)
Long Short Credit
Forward contracts	$(0	)(d)	$—	$(0	)(d)
OTC swaps	(162)		—	(162)
Total	$(162)		$—	$(162)
Multi-Asset Income
Forward contracts	$(364)		$—	(364)
OTC Swaps	(40)		—	(40)
Total	$(404)		$—	$(404)

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty (000's omitted)	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Assets Available for Offset	Cash Collateral Pledged(a)	Net Amount(c)
Global Allocation
Citibank N.A.	$(61)	$49	$—	$(12)
Goldman Sachs International	(70)	50	—	(20)
JPMorgan Chase Bank N.A.	(81)	46	—	(35)
Royal Bank of Canada	(42)	19	—	(23)
Societe Generale	(35)	35	—	—
Standard Charterd Bank	(21)	19	—	(2)
State Street Bank and Trust Company	(91)	91	—	—
Total	$(401)	$309	$—	$(92)
Long Short
Citibank N.A.	$(639)	$639	$—	$—
Goldman Sachs International	(2,827)	78	2,749	—
Total	$(3,466)	$717	$2,749	$—
Long Short Credit
Bank of America, N.A.	$(47)	$—	$—	$(47)
BNP Paribas SA	(38)	38	—	—
Citibank N.A.	(15)	15	—	—
Goldman Sachs International	(62)	62	—	—
Total	$(162)	$115	$—	$(47)
Multi-Asset Income
Citibank N.A.	$(72)	$49	$—	$(23)
Goldman Sachs International	(64)	51	—	(13)
JPMorgan Chase Bank N.A.	(90)	75	—	(15)
Royal Bank of Canada	(34)	15	—	(19)
Societe Generale	(28)	28	—	—
Standard Charterd Bank	(23)	20	—	(3)
State Street Bank and Trust Company	(93)	93	—	—
Total	$(404)	$331	$—	$(73)

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net Amount represents amounts subject to loss as of April 30, 2018, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized to each counterparty as of April 30, 2018.

(d)  Amount less than one thousand.

Reverse repurchase agreements entered into by a Fund are subject to Master Repurchase Agreements ("MRA") or Global Master Repurchase Agreement ("GMRA"), as applicable, (MRA and GMRA collectively, "Repos"), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under Repos with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

The following table presents Long Short Credit's reverse repurchase agreements net of amounts available for offset under Repos and net of the related collateral received and/or pledged by the Fund as of April 30, 2018.

Counterparty (000's omitted)	Reverse Repurchase Agreements	Assets Available for Offset	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(b)
Citigroup Global Markets, Inc.	$(2,368)	$—	$76	$2,292	$—
Nomura Securities International Inc.	(5,096)	—	—	5,096	—
Total	$(7,464)	$—	$76	$7,388	$—

(a)  In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)  Net amount represents the net amount payable to the counterparty in the event of default.

17  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

18  Transactions with other funds managed by Neuberger Berman Investment Advisers LLC: Neuberger Berman Alternative Funds and Management have obtained an exemptive order from the SEC that permits the Funds to invest in both affiliated and unaffiliated investment companies, including exchange-traded funds, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, subject to the terms and conditions of such order. Through April 30, 2018, Global Allocation invested in Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman Genesis Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman International Select Fund, Long Short Credit, Risk Balanced Commodity Strategy and U.S. Equity Index PutWrite Strategy (collectively the "Underlying Funds"). Through April 30, 2018, Multi-Asset Income invested in Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman High Income Bond Fund and Long Short Credit (collectively the "Underlying Funds") (See Note F).

For the Funds' investments in the Underlying Funds, Management waived a portion of its management fee equal to the management fee it received from the Underlying Funds on those assets (the "Arrangement"). For the six months ended April 30, 2018, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption "Investment management fees waived." For the six months ended April 30, 2018, distributions from income and capital gains received from the Underlying Funds on Global Allocation's and Multi-Asset Income's investments is reflected in the Statements of Operations under the captions "Dividend income-affiliated issuers" and "Realized gain distributions from affiliated issuers". For the six months ended April 30, 2018, management fees waived under this Arrangement and distributions from income and capital gains received from Global Allocation's and Multi-Asset Income's investments in the Underlying Funds were as follows:

		Distributions from Income
	Management Fees Waived	and Capital Gains
Global Allocation	$32,133	$371,353
Multi-Asset Income	12,892	120,498

19  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

Investment Management Fee as a Percentage of Average Daily Net Assets(a):

	First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $2 billion	Thereafter
For Global Allocation:(b)
	0.55%	0.55%	0.55%	0.55%	0.525%	0.525%	0.50%	0.50%
For Long Short:
	1.20%	1.175%	1.15%	1.125%	1.10%	1.075%	1.075%	1.05%
For Long Short Credit:(c)
	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
For Multi-Asset Income:
	0.45%	0.425%	0.40%	0.375%	0.35%	0.325%	0.325%	0.30%
For Risk Balanced Commodity Strategy and RBCS Subsidiary:(d)
	0.50%	0.475%	0.45%	0.425%	0.40%	0.375%	0.375%	0.35%
For Hedged Option Premium Strategy:
	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%
For U.S. Equity Index PutWrite Strategy:
	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%

(a)  Less the net asset value of the RBCS Subsidiary for Risk Balanced Commodity Strategy.

(b)  0.65% of the first $1 billion of the Fund's average daily net assets, 0.625% of the next $1 billion and 0.600% of average daily net assets in excess of $2 billion prior to February 28, 2017.

(c)  0.80% prior to February 28, 2018.

(d)  0.70% of the first $250 million of the Fund's average daily net assets, 0.675% of the next $250 million, 0.65% of the next $250 million, 0.625% of the next $250 million, 0.60% of the next $500 million, 0.575% of the next $2.5 billion, and 0.55% of average daily net assets in excess of $4 billion prior to February 28, 2017.

Accordingly, for the six months ended April 30, 2018, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund's average daily net assets(a), as follows:

Effective Rate
Global Allocation	0.24%
Long Short	1.11%
Multi-Asset Income	0.34%
Risk Balanced Commodity Strategy	0.50%
RBCS Subsidiary	0.50%

(a)  Less the net asset value of the RBCS Subsidiary for Risk Balanced Commodity Strategy.

Each Fund retains Management as its administrator under an Administration Agreement. Prior to July 1, 2017, each Fund paid Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement in addition to an annual fee for certain class level services (specifically, 0.20% for each of Class A and Class C of each of Global Allocation, Hedged Option Premium Strategy, Long Short, Risk Balanced Commodity Strategy and U.S. Equity Index PutWrite Strategy; 0.21% for each of Class A and Class C of each of Long Short Credit and Multi-Asset Income; 0.09% for Institutional Class and 0.02% for Class R6, each as a percentage of average daily net assets). Effective July 1, 2017, the administration fee is assessed at the Class level and as such each share class of a Fund, as applicable, pays Management an annual administration fee equal to the following: 0.26% for each of Class A and Class C of each of Global Allocation, Hedged Option Premium Strategy, Long Short, Risk Balanced Commodity Strategy and U.S. Equity Index PutWrite Strategy; 0.27% for each of Class A and Class C of each of Long Short Credit and Multi-Asset Income; 0.15% for Institutional Class; and 0.08% for Class R6, each as a percentage of its average daily net assets. This did not result in an increase in any administration expense for any Fund or share class. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the Sub-Administration Agreement.

Management has contractually agreed to waive fees and/or reimburse certain expenses of the Institutional Class, Class A, Class C and Class R6 of each Fund so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class' annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense. The expenses of the RBCS Subsidiary are included in the total expenses used to calculate the reimbursement, which Risk Balanced Commodity Strategy has agreed to share with the RBCS Subsidiary. For the six months ended April 30, 2018, these RBCS Subsidiary expenses amounted to $118,065.

During the six months ended April 30, 2018, there was no repayment to Management under these agreements.

At April 30, 2018, contingent liabilities to Management under the agreements were as follows:

				Expenses Reimbursed In Year Ended October 31,
				2015	2016	2017		2018
				Subject to Repayment until October 31,
Class	Contractual Expense Limitation(a)		Expiration	2018	2019	2020		2021
Global Allocation Institutional Class	0.75	%(b)	10/31/21	$218,863	$249,350	$346,296		$167,311
Global Allocation Class A	1.11	%(b)	10/31/21	186,931	182,783	131,054		45,951
Global Allocation Class C	1.86	%(b)	10/31/21	141,948	149,577	110,994		35,832
Hedged Option Premium Strategy Institutional Class	0.65%		10/31/21	—	—	163,736	(c)	154,022
Hedged Option Premium Strategy Class A	1.01%		10/31/21	—	—	1,070	(c)	325

				Expenses Reimbursed In Year Ended October 31,
				2015		2016		2017		2018
				Subject to Repayment until October 31,
Class	Contractual Expense Limitation(a)		Expiration	2018		2019		2020		2021
Hedged Option Premium Strategy Class C	1.76%		10/31/21	$—		$—		$1,213	(c)	$437
Hedged Option Premium Strategy Class R6	0.58%		10/31/21	—		—		80,469	(c)	22,081
Long Short Institutional Class	1.70%		10/31/21	—		—		—		—
Long Short Class A	2.06%		10/31/21	—		—		—		—
Long Short Class C	2.81%		10/31/21	—		—		—		—
Long Short Credit Institutional Class	0.75	%(d)(e)	10/31/21	189,647	(f)	283,260		178,900		90,981
Long Short Credit Class A	1.12	%(d)(e)	10/31/21	11,941	(f)	14,957		28,780		17,734
Long Short Credit Class C	1.87	%(d)(e)	10/31/21	11,651	(f)	10,932		10,218		6,262
Long Short Credit Class R6	0.68	%(d)(e)	10/31/21	51,813	(f)	56,434		63,573		31,099
Multi-Asset Income Institutional Class	0.65	%(g)	10/31/21	211,942	(h)	349,252		372,208		170,966
Multi-Asset Income Class A	1.02	%(g)	10/31/21	11,183	(h)	16,514		14,267		6,695
Multi-Asset Income Class C	1.77	%(g)	10/31/21	11,072	(h)	15,614		16,358		7,012
Multi-Asset Income Class R6	0.58	%(g)	10/31/21	77,569	(h)	119,681		94,517		38,982
Risk Balanced Commodity Strategy Institutional Class	0.73	%(i)	10/31/21	93,942		171,296		211,468		128,333
Risk Balanced Commodity Strategy Class A	1.09	%(i)	10/31/21	209,027		150,132		131,093		65,091
Risk Balanced Commodity Strategy Class C	1.84	%(i)	10/31/21	17,483		7,166		545		186
U.S. Equity Index PutWrite Strategy Institutional Class	0.65%		10/31/21	—		154,906	(i)(j)	290,602		122,552
U.S. Equity Index PutWrite Strategy Class A	1.01%		10/31/21	—		2,299	(j)	6,844		3,660
U.S. Equity Index PutWrite Strategy Class C	1.76%		10/31/21	—		912	(j)	628		564
U.S. Equity Index PutWrite Strategy Class R6	0.58%		10/31/21	—		46,827	(j)	31,856		9,426

(a)  Expense limitation per annum of the respective class' average daily net assets.

(b)  Prior to February 28, 2017, the contractual expense limitation was 0.90% for Institutional Class, 1.26% for Class A and 2.01% for Class C.

(c)  Period from April 12, 2017 (Commencement of Operations) to October 31, 2017.

(d)  In addition, Management voluntarily waived its fees as necessary to maintain a minimum yield for Long Short Credit from June 29, 2015 to July 2, 2015, for Institutional Class, Class A, Class C and Class R6. For the period ended October 31, 2015, voluntary reimbursements for Institutional Class, Class A, Class C and Class R6 of Long

Short Credit amounted to $3,229, $257, $394 and $830, respectively. In addition, Management voluntarily waived its fees as necessary to maintain a minimum yield for Long Short Credit on several days in 2016, for Institutional Class, Class A, Class C and Class R6. For the year ended October 31, 2016, voluntary reimbursements for Institutional Class, Class A, Class C and Class R6 of Long Short Credit amounted to $26,236, $2,133, $2,908 and $4,880, respectively.

(e)  Prior to February 28, 2018, the contractual expense limitation was 1.20% for Institutional Class, 1.57% for Class A, 2.32% for Class C and 1.13% for Class R6.

(f)  Period from June 29, 2015 (Commencement of Operations) to October 31, 2015.

(g)  In addition, Management voluntarily waived its fees as necessary to maintain a minimum yield for Multi-Asset Income on March 27, 2015, for Institutional Class, Class A, Class C and Class R6 and March 30, 2015, for Class A and Class C. For the period ended October 31, 2015, voluntary reimbursements for Institutional Class, Class A, Class C and Class R6 of Multi-Asset Income amounted to $456, $43, $84 and $159, respectively.

(h)  Period from March 27, 2015 (Commencement of Operations) to October 31, 2015.

(i)  Prior to February 28, 2017, the contractual expense limitation was 1.10% for Institutional Class, 1.46% for Class A and 2.21% for Class C.

(j)  Period from September 16, 2016 (Commencement of Operations) to October 31, 2016.

Each Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears the advertising and promotion expenses.

However, the Distributor receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund (except Long Short Credit and Multi-Asset Income) are generally sold with an initial sales charge of up to 5.75%. Class A shares of Long Short Credit and Multi-Asset Income are generally sold with an initial sales charge of up to 4.25%. Class A shares of each Fund are generally sold with no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the six months ended April 30, 2018, Neuberger Berman, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Global Allocation Class A	$300	$—	$—	$—
Global Allocation Class C	—	36	—	—
Hedged Option Premium Strategy Class A	—	—	—	—
Hedged Option Premium Strategy Class C	—	—	—	—
Long Short Class A	17,090	—	—	—
Long Short Class C	—	787	—	—
Long Short Credit Class A	85	—	—	—
Long Short Credit Class C	—	—	—	—
Multi-Asset Income Class A	2	—	—	—
Multi-Asset Income Class C	—	—	—	—
Risk Balanced Commodity Strategy Class A	150	—	—	—
Risk Balanced Commodity Strategy Class C	—	—	—	—
U.S. Equity Index PutWrite Strategy Class A	6,776	—	—	—
U.S. Equity Index PutWrite Strategy Class C	—	—	—	—

For the year ended October 31, 2017, Long Short recorded a capital contribution from Management in the amount of $37,124. This amount was paid in connection with losses incurred in the execution of trades.

Note C—Securities Transactions:

During the six months ended April 30, 2018, there were purchase and sale transactions of long-term securities (excluding swaps, futures, forward contracts, swaptions and option contracts) as follows:

(000's omitted)	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Securities Sold Short	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations	Covers on Securities Sold Short
Global Allocation	$8,872	$6,126	$—	$8,660	$6,472	$—
Hedged Option Premium Strategy	5,686	—	—	—	—	—
Long Short	—	1,233,820	411,581	—	925,376	414,768
Long Short Credit	—	16,883	—	—	13,967	—
Multi-Asset Income	17,358	9,474	—	17,689	7,866	—

(000's omitted)	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Securities Sold Short	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations	Covers on Securities Sold Short
Risk Balanced Commodity Strategy	$—	$62,306	$—	$—	$43,887	$—
U.S. Equity Index PutWrite Strategy	136,889	—	—	10,700	—	—

During the six months ended April 30, 2018, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended April 30, 2018 and for the year ended October 31, 2017 was as follows:

	For the Six Months Ended April 30, 2018							For the Year Ended October 31, 2017
(000's omitted)	Shares Sold		Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed		Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed		Total
Global Allocation
Institutional Class	282		59		(233)		108	615	4		(441)		178
Class A	11		16		(64)		(37)	123	—		(373)		(250)
Class C	0	(b)	11		(40)		(29)	20	—		(211)		(191)
Hedged Option Premium Strategy Fund
Institutional Class	422		6		(121)		307	337	0	(b)	(0	)(b)	337 (a)
Class A	—		—		—		—	1	—		—		1 (a)
Class C	—		0	(b)	—		0 (b)	1	—		—		1 (a)
Class R6	—		—		—		—	78	—		—		78 (a)
Long Short
Institutional Class	41,364		—		(24,619)		16,745	88,065	—		(50,080)		37,985
Class A	1,179		—		(2,660)		(1,481)	3,529	—		(9,532)		(6,003)
Class C	322		—		(878)		(556)	688	—		(3,428)		(2,740)
Long Short Credit
Institutional Class	541		26		(585)		(18)	522	69		(1,312)		(721)
Class A	117		2		(212)		(93)	224	7		(22)		209
Class C	17		0	(b)	(0	)(b)	17	2	0	(b)	(1)		1
Class R6	2		2		(111)		(107)	23	6		(49)		(20)

	For the Six Months Ended April 30, 2018							For the Year Ended October 31, 2017
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed		Total		Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total
Multi-Asset Income
Institutional Class	160	40		(87)		113		553	57		(198)	412
Class A	20	0	(b)	(0	)(b)	20		1	0	(b)	(1)	0	(b)
Class C	—	0	(b)	(0	)(b)	0	(b)	6	0	(b)	(1)	5
Class R6	—	—		—		—		—	5		(3)	2
Risk Balanced Commodity Strategy
Institutional Class	2,837	516		(707)		2,646		7,424	—		(2,530)	4,894
Class A	685	249		(350)		584		2,710	—		(1,568)	1,142
Class C	1	0	(b)	—		1		—	—		(10)	(10)
U.S. Equity Index PutWrite Strategy
Institutional Class	17,393	870		(2,830)		15,433		12,745	43		(1,475)	11,313
Class A	309	26		(74)		261		364	0	(b)	(46)	318
Class C	45	3		(0	)(b)	48		36	0	(b)	—	36
Class R6	855	79		(343)		591		998	5		(401)	602

(a)  Period from April 12, 2017 (Commencement of Operations) to October 31, 2017.

(b)  A zero balance reflects actual amounts rounding to less than one thousand.

Note E—Line of Credit:

At April 30, 2018, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. Each Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility for any Fund at April 30, 2018.

During the period ended April 30, 2018, none of the Funds utilized the Credit Facility.

Note F—Investments In Affiliates(a):

	Balance of Shares Held October 31, 2017	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held April 30, 2018	Value April 30, 2018	Distributions from Investments in Affiliated Issuers(b)		Net Realized Gain/(Loss) from Investments in Affiliated Issuers	Change in Net Unrealized Appreciation/ (Depreciation) from Investments in Affiliated Issuers
Global Allocation
Neuberger Berman Emerging Markets Debt Fund Institutional Class	56,739	58,177	—	114,916	$1,034,246	$22,624		$—	$(13,282)
Neuberger Berman Emerging Markets Equity Fund Class R6	60,542	2,161	2,809	59,894	1,266,157	8,129		14,739	8,247
Neuberger Berman Floating Rate Income Fund Institutional Class	43,487	886	—	44,373	440,179	8,974		—	(1,315)
Neuberger Berman Genesis Fund Class R6(c)	21,225	3,582	8,157	16,650	957,892	165,517		23,591	(129,018)
Neuberger Berman High Income Bond Fund Class R6	133,662	3,349	23,015	113,996	967,827	28,148		(568)	(38,210)
Neuberger Berman International Select Fund Class R6	279,073	12,008	57,795	233,286	3,051,378	41,040		124,009	(63,245)
Long Short Credit Fund Class R6	73,328	2,954	32,415	43,867	411,032	8,206		3,032	$(17,822)
Risk Balanced Commodity Strategy Fund Institutional Class	144,206	77,860	6,178	215,888	1,424,862	33,237		(4,726)	49,202
U.S. Equity Index PutWrite Strategy Class R6	91,300	43,755	8,431	126,624	$1,340,953	$55,478		$4,565	$(64,430)
Total(d)					$10,894,526	$371,353		$164,642	$(269,873)
Long Short
Hudson Ltd. Class A	—	2,702,300	12,300	2,690,000	$39,892,700	$—	*	$(45,875)	$(10,240,016)
Total(d)					$39,892,700	$—		$(45,875)	$(10,240,016)

	Balance of Shares Held October 31, 2017	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held April 30, 2018	Value April 30, 2018	Distributions from Investments in Affiliated Issuers(b)	Net Realized Gain/(Loss) from Investments in Affiliated Issuers	Change in Net Unrealized Appreciation/ (Depreciation) from Investments in Affiliated Issuers
Multi-Asset Income
Neuberger Berman Emerging Markets Debt Fund Institutional Class	114,486	43,992	—	158,478	$1,426,306	$36,923	$—	$(2,268)
Neuberger Berman Floating Rate Income Fund Institutional Class	106,866	2,178	—	109,044	1,081,716	22,054	—	(3,232)
Neuberger Berman High Income Bond Fund Class R6	245,375	6,353	28,769	222,959	1,892,921	53,957	(470)	(73,436)
Neuberger Berman Long Short Credit Fund Class R6	48,970	802	—	49,772	466,367	7,564	—	(13,762)
Total(d)					$4,867,310	$120,498	$(470)	$(92,698)

(a)  Affiliated issuers, as defined in the 1940 Act.

(b)  Distributions received include distributions from net investment income and net realized capital gains, if any, from the Underlying Fund.

(c)  After the close of business on December 8, 2017, the Neuberger Berman Genesis Fund Class R6 underwent a stock split at a rate of 1.0003. The capital share activity presented here has been retroactively adjusted to reflect this split.

(d)  At April 30, 2018, these securities amounted to approximately 52.5%, 1.2% and 20.6% of net assets of Global Allocation, Long Short and Multi-Asset Income, respectively.

*  Security did not produce income during the period.

Other: At April 30, 2018, Global Allocation held 1.78%, 0.93% and 0.41% of the outstanding shares of Long Short Credit, Risk Balanced Commodity Strategy and U.S. Equity Index PutWrite Strategy, respectively. Multi-Asset Income held 2.00% of the outstanding shares of Long Short Credit.

In addition, at April 30, 2018, there were affiliated investors owning 1.55%, 27.60%, 6.82%, 62.66% and 0.03% of Global Allocation's, Hedged Option Premium Strategy's Long Short Credit's, Multi-Asset Income's and U.S. Equity Index PutWrite Strategy's outstanding shares, respectively.

Note G—Custodian Out-of-Pocket Expenses Refunded:

In May 2016, Long Short's custodian, State Street, announced that it had identified inconsistencies in the way in which Long Short was invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015. The amounts in the table below represent the refunded expenses and interest determined to be payable to Long Short for the period in question. These amounts were refunded to Long Short by State Street during the year ended October 31, 2017.

	Expenses Refunded	Interest Paid to the Fund
Long Short	$5,171	$32

Note H—Recent Accounting Pronouncement:

On August 26, 2016, FASB issued a new ASU No. 2016-15, "Statement of Cash Flows (Topic 230), Classification of Certain Cash Receipts and Cash Payments, a consensus of the FASB's Emerging Issues Task Force" ("ASU 2016-15"). ASU 2016-15 is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The types of transactions addressed in ASU 2016-15 are debt prepayment or debt extinguishment costs, settlement of zero-coupon debt instruments, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, proceeds from the settlement of corporate-owned life insurance, distributions received from equity method investees, and beneficial interests in securitization transactions. The amendments also clarify how the predominance principle should be applied. ASU 2016-15 is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the impact, if any, of applying this provision.

In November 2016, FASB issued a new ASU No. 2016-18, "Statement of Cash Flows (Topic 230), Restricted Cash" ("ASU 2016-18"). ASU 2016-18 requires that a statement of cash flows show the changes during the period in the total of cash, cash equivalents, restricted cash and restricted cash equivalents. ASU 2016-18 is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the impact, if any, of applying this guidance.

In March 2017, FASB issued Accounting Standards Update No. 2017-08, "Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"). ASU 2017-08 shortens the amortization period to the earliest call date for certain purchased callable debt securities held at a premium. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact of applying this guidance.

Note I—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "-" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period
Global Allocation Fund
Institutional Class
4/30/2018 (Unaudited)	$12.14	$0.15	$0.09	$0.24	$(0.22)	$(0.42)	$—	$(0.64)	$—	$11.74
10/31/2017	$10.49	$0.18	$1.52	$1.70	$—	$(0.05)	$—	$(0.05)	$—	$12.14
10/31/2016	$10.42	$0.10	$(0.01)	$0.09	$(0.00)	$(0.02)	$—	$(0.02)	$—	$10.49
10/31/2015	$10.81	$0.06	$(0.17)	$(0.11)	$(0.28)	$(0.00)	$—	$(0.28)	$—	$10.42
10/31/2014	$11.63	$(0.12)	$0.29	$0.17	$(0.99)	$—	$—	$(0.99)	$0.00	$10.81
10/31/2013	$10.30	$(0.09)	$1.57	$1.48	$(0.15)	$—	$—	$(0.15)	$—	$11.63
Class A
4/30/2018 (Unaudited)	$12.04	$0.13	$0.08	$0.21	$(0.18)	$(0.42)	$—	$(0.60)	$—	$11.65
10/31/2017	$10.40	$0.14	$1.50	$1.64	$—	$—	$—	$—	$—	$12.04
10/31/2016	$10.36	$0.06	$(0.00)	$0.06	$—	$(0.02)	$—	$(0.02)	$—	$10.40
10/31/2015	$10.76	$0.02	$(0.18)	$(0.16)	$(0.24)	$(0.00)	$—	$(0.24)	$—	$10.36
10/31/2014	$11.57	$(0.16)	$0.29	$0.13	$(0.94)	$—	$—	$(0.94)	$0.00	$10.76
10/31/2013	$10.25	$(0.14)	$1.58	$1.44	$(0.12)	$—	$—	$(0.12)	$—	$11.57
Class C
4/30/2018 (Unaudited)	$11.66	$0.08	$0.08	$0.16	$(0.07)	$(0.42)	$—	$(0.49)	$—	$11.33
10/31/2017	$10.14	$0.05	$1.47	$1.52	$—	$—	$—	$—	$—	$11.66
10/31/2016	$10.18	$(0.01)	$(0.01)	$(0.02)	$—	$(0.02)	$—	$(0.02)	$—	$10.14
10/31/2015	$10.60	$(0.06)	$(0.18)	$(0.24)	$(0.18)	$(0.00)	$—	$(0.18)	$—	$10.18
10/31/2014	$11.43	$(0.25)	$0.30	$0.05	$(0.88)	$—	$—	$(0.88)	$0.00	$10.60
10/31/2013	$10.13	$(0.21)	$1.55	$1.34	$(0.04)	$—	$—	$(0.04)	$—	$11.43

See Notes to Financial Highlights

	Total Return[a]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)#		Ratio of Net Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)
Global Allocation Fund
Institutional Class
4/30/2018 (Unaudited)	1.99%*	$14.7	3.19%**	3.19	%Ø**	0.46%**	0.46	%Ø**	2.50%**	40	%[b]*	40	%bØ*
10/31/2017	16.24%	$13.9	3.59%[h]	3.56%		0.49%[h]	0.46%		1.63%[h]	113%[b]		101%[b]
10/31/2016	0.87%	$10.1	4.17%	3.66%		1.11%	0.60%		0.97%	176%[b]		174%[b]
10/31/2015	(1.12)%	$8.9	3.29%	2.94%		1.03%	0.69%		0.51%	195%[b]		185%[b]
10/31/2014	1.37%[c]	$12.5	3.25%	2.72%		1.50%	0.98%		(1.12)%	228%		216%
10/31/2013	14.56%	$17.2	3.23%	2.73%		1.48%	0.98%		(0.85)%	187%		158%
Class A
4/30/2018 (Unaudited)	1.75%*	$3.3	3.59%**	3.59	%Ø**	0.82%**	0.82	%Ø**	2.23%**	40	%[b]*	40	%bØ*
10/31/2017	15.77%	$3.9	4.10%[h]	4.05%		0.89%[h]	0.84%		1.27%[h]	113%[b]		101%[b]
10/31/2016	0.59%	$5.9	4.53%	4.01%		1.49%	0.96%		0.64%	176%[b]		174%[b]
10/31/2015	(1.52)%	$8.1	3.69%	3.34%		1.39%	1.04%		0.16%	195%[b]		185%[b]
10/31/2014	1.03%[c]	$9.6	3.68%	3.16%		1.86%	1.35%		(1.49)%	228%		216%
10/31/2013	14.15%	$7.9	3.58%	3.07%		1.84%	1.33%		(1.25)%	187%		158%
Class C
4/30/2018 (Unaudited)	1.39%*	$2.8	4.32%**	4.32	%Ø**	1.57%**	1.57	%Ø**	1.45%**	40	%[b]*	40	%bØ*
10/31/2017	14.99%	$3.2	4.84%[h]	4.79%		1.63%[h]	1.59%		0.50%[h]	113%[b]		101%[b]
10/31/2016	(0.19)%	$4.7	5.26%	4.74%		2.24%	1.71%		(0.10)%	176%[b]		174%[b]
10/31/2015	(2.29)%	$6.6	4.45%	4.10%		2.14%	1.79%		(0.57)%	195%[b]		185%[b]
10/31/2014	0.30%[c]	$7.0	4.46%	3.95%		2.63%	2.11%		(2.27)%	228%		216%
10/31/2013	13.30%	$4.9	4.35%	3.85%		2.59%	2.09%		(1.99)%	187%		158%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period
Hedged Option Premium Strategy Fund
Institutional Class
4/30/2018 (Unaudited)	$25.41	$0.11	$(1.00)	$(0.89)	$(0.07)	$(0.22)	$—	$(0.29)	$—	$24.23
Period from 4/12/2017^ to 10/31/2017	$25.00	$0.09	$0.39	$0.48	$(0.07)	$—	$—	$(0.07)	$—	$25.41
Class A
4/30/2018 (Unaudited)	$25.41	$0.06	$(0.99)	$(0.93)	$(0.03)	$(0.22)	$—	$(0.25)	$—	$24.23
Period from 4/12/2017^ to 10/31/2017	$25.00	$0.03	$0.41	$0.44	$(0.03)	$—	$—	$(0.03)	$—	$25.41
Class C
4/30/2018 (Unaudited)	$25.33	$(0.03)	$(0.99)	$(1.02)	$—	$(0.22)	$—	$(0.22)	$—	$24.09
Period from 4/12/2017^ to 10/31/2017	$25.00	$(0.07)	$0.40	$0.33	$—	$—	$—	$—	$—	$25.33
Class R6
4/30/2018 (Unaudited)	$25.41	$0.12	$(0.99)	$(0.87)	$(0.08)	$(0.22)	$—	$(0.30)	$—	$24.24
Period from 4/12/2017^ to 10/31/2017	$25.00	$0.09	$0.40	$0.49	$(0.08)	$—	$—	$(0.08)	$—	$25.41

See Notes to Financial Highlights

	Total Return[a]		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)
Hedged Option Premium Strategy Fund
Institutional Class
4/30/2018 (Unaudited)	(3.52	)%*	$15.6	2.91	%**	2.91	%Ø**	0.65	%**	0.65	%Ø**	0.94	%**	0	%*	0	%Ø*
Period from 4/12/2017^ to 10/31/2017	1.92	%*	$8.6	6.75	%‡**	6.75	%Ø‡**	0.65	%‡**	0.65	%Ø‡**	0.62	%‡**	0	%*	0	%Ø*
Class A
4/30/2018 (Unaudited)	(3.70	)%*	$0.0	3.67	%**	3.67	%Ø**	1.01	%**	1.01	%Ø**	0.52	%**	0	%*	0	%Ø*
Period from 4/12/2017^ to 10/31/2017	1.74	%*	$0.0	7.39	%‡**	7.39	%Ø‡**	1.01	%‡**	1.01	%Ø‡**	0.24	%‡**	0	%*	0	%Ø*
Class C
4/30/2018 (Unaudited)	(4.07	)%*	$0.0	4.34	%**	4.34	%Ø**	1.76	%**	1.76	%Ø**	(0.23	)%**	0	%*	0	%Ø*
Period from 4/12/2017^ to 10/31/2017	1.32	%*	$0.0	8.10	%‡**	8.10	%Ø‡**	1.76	%‡**	1.76	%Ø‡**	(0.50	)%‡**	0	%*	0	%Ø*
Class R6
4/30/2018 (Unaudited)	(3.45	)%*	$1.9	2.90	%**	2.90	%Ø**	0.58	%**	0.58	%Ø**	0.95	%**	0	%*	0	%Ø*
Period from 4/12/2017^ to 10/31/2017	1.95	%*	$2.0	6.69	%‡**	6.69	%Ø‡**	0.58	%‡**	0.58	%Ø‡**	0.67	%‡**	0	%*	0	%Ø*

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period
Long Short Fund
Institutional Class
4/30/2018 (Unaudited)	$14.21	$0.01	$0.32	$0.33	$—	$—	$—	$—	$—	$14.54
10/31/2017	$12.74	$0.02	$1.45	$1.47	$—	$—	$—	$—	$0.00	$14.21
10/31/2016	$12.76	$(0.03)	$0.01	$(0.02)	$(0.00)	$—	$—	$(0.00)	$—	$12.74
10/31/2015	$13.02	$0.02	$(0.21)	$(0.19)	$(0.02)	$(0.05)	$—	$(0.07)	$—	$12.76
10/31/2014	$12.48	$0.02	$0.58	$0.60	$—	$(0.06)	$—	$(0.06)	$0.00	$13.02
10/31/2013	$11.09	$0.01	$1.47	$1.48	$(0.01)	$(0.08)	$—	$(0.09)	$—	$12.48
Class A
4/30/2018 (Unaudited)	$13.96	$(0.01)	$0.31	$0.30	$—	$—	$—	$—	$—	$14.26
10/31/2017	$12.56	$(0.02)	$1.42	$1.40	$—	$—	$—	$—	$0.00	$13.96
10/31/2016	$12.62	$(0.07)	$0.01	$(0.06)	$—	$—	$—	$—	$—	$12.56
10/31/2015	$12.91	$(0.03)	$(0.21)	$(0.24)	$—	$(0.05)	$—	$(0.05)	$—	$12.62
10/31/2014	$12.41	$(0.03)	$0.58	$0.55	$—	$(0.05)	$—	$(0.05)	$0.00	$12.91
10/31/2013	$11.06	$(0.03)	$1.47	$1.44	$(0.01)	$(0.08)	$—	$(0.09)	$—	$12.41
Class C
4/30/2018 (Unaudited)	$13.38	$(0.06)	$0.30	$0.24	$—	$—	$—	$—	$—	$13.62
10/31/2017	$12.13	$(0.12)	$1.37	$1.25	$—	$—	$—	$—	$0.00	$13.38
10/31/2016	$12.29	$(0.16)	$0.00	$(0.16)	$—	$—	$—	$—	$—	$12.13
10/31/2015	$12.66	$(0.12)	$(0.20)	$(0.32)	$—	$(0.05)	$—	$(0.05)	$—	$12.29
10/31/2014	$12.26	$(0.12)	$0.57	$0.45	$—	$(0.05)	$—	$(0.05)	$0.00	$12.66
10/31/2013	$10.99	$(0.12)	$1.46	$1.34	$(0.00)	$(0.07)	$—	$(0.07)	$—	$12.26

See Notes to Financial Highlights

	Total Return[a]		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)
Long Short Fund
Institutional Class
4/30/2018 (Unaudited)	2.32	%*	$3,163.4	1.64%**	1.31%**	1.64%**	1.31%**	0.20	%**	41%*	34%*
10/31/2017	11.54	%dg	$2,853.0	1.80%	1.33%	1.80%[e]	1.32%[e]	0.12%[e]		80%	64%
10/31/2016	(0.14)%		$2,074.7	1.91%	1.33%	1.91%	1.33%	(0.22)%		86%	72%
10/31/2015	(1.45)%		$2,719.8	1.66%	1.31%	1.66%	1.31%	0.16%		91%	69%
10/31/2014	4.83%[c]		$2,627.8	1.72%	1.48%	1.72%	1.48%	0.17%		61%	44%
10/31/2013	13.47%		$1,038.2	1.75%	1.60%	1.75%§	1.60%§	0.10%		103%	52%
Class A
4/30/2018 (Unaudited)	2.15	%*	$127.6	2.01%**	1.67%**	2.00%**	1.67%**	(0.16	)%**	41%*	34%*
10/31/2017	11.15	%dg	$145.6	2.16%	1.68%	2.16%[e]	1.68%[e]	(0.18)%[e]		80%	64%
10/31/2016	(0.48)%		$206.4	2.28%	1.69%	2.28%	1.69%	(0.59)%		86%	72%
10/31/2015	(1.89)%		$361.7	2.03%	1.68%	2.03%	1.68%	(0.20)%		91%	69%
10/31/2014	4.47%[c]		$388.6	2.09%	1.85%	2.09%	1.85%	(0.20)%		61%	44%
10/31/2013	13.08%		$502.1	2.08%	1.94%	2.08%§	1.94%§	(0.23)%		103%	52%
Class C
4/30/2018 (Unaudited)	1.79	%*	$86.8	2.75%**	2.42%**	2.75%**	2.42%**	(0.91	)%**	41%*	34%*
10/31/2017	10.31	%dg	$92.7	2.90%	2.43%	2.90%[e]	2.43%[e]	(0.94)%[e]		80%	64%
10/31/2016	(1.30)%		$117.3	3.02%	2.44%	3.02%	2.44%	(1.33)%		86%	72%
10/31/2015	(2.56)%		$190.6	2.77%	2.42%	2.77%	2.42%	(0.94)%		91%	69%
10/31/2014	3.71%[c]		$211.0	2.84%	2.60%	2.84%	2.60%	(0.94)%		61%	44%
10/31/2013	12.23%		$115.1	2.83%	2.68%	2.83%§	2.68%§	(1.00)%		103%	52%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period
Long Short Credit Fund
Institutional Class
4/30/2018 (Unaudited)	$9.65	$0.24	$(0.37)	$(0.13)	$(0.15)	$—	$—	$(0.15)	$—	$9.37
10/31/2017	$9.53	$0.37	$0.13	$0.50	$(0.38)	$—	$—	$(0.38)	$—	$9.65
10/31/2016	$9.75	$0.15	$(0.18)	$(0.03)	$(0.19)	$—	$—	$(0.19)	$—	$9.53
Period from 6/29/2015^ to 10/31/2015	$10.00	$0.02	$(0.23)	$(0.21)	$(0.04)	$—	$—	$(0.04)	$—	$9.75
Class A
4/30/2018 (Unaudited)	$9.65	$0.23	$(0.38)	$(0.15)	$(0.13)	$—	$—	$(0.13)	$—	$9.37
10/31/2017	$9.53	$0.34	$0.13	$0.47	$(0.35)	$—	$—	$(0.35)	$—	$9.65
10/31/2016	$9.75	$0.11	$(0.17)	$(0.06)	$(0.16)	$—	$—	$(0.16)	$—	$9.53
Period from 6/29/2015^ to 10/31/2015	$10.00	$0.01	$(0.23)	$(0.22)	$(0.03)	$—	$—	$(0.03)	$—	$9.75
Class C
4/30/2018 (Unaudited)	$9.64	$0.19	$(0.37)	$(0.18)	$(0.10)	$—	$—	$(0.10)	$—	$9.36
10/31/2017	$9.53	$0.26	$0.12	$0.38	$(0.27)	$—	$—	$(0.27)	$—	$9.64
10/31/2016	$9.75	$0.06	$(0.17)	$(0.11)	$(0.11)	$—	$—	$(0.11)	$—	$9.53
Period from 6/29/2015^ to 10/31/2015	$10.00	$(0.01)	$(0.23)	$(0.24)	$(0.01)	$—	$—	$(0.01)	$—	$9.75

See Notes to Financial Highlights

	Total Return[a]		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)
Long Short Credit Fund
Institutional Class
4/30/2018 (Unaudited)	(1.35	)%*	$15.0	2.63	%**	2.25	%Ø**	1.49	%**	1.11	Ø**	5.13	%**	51	%*	51	%Ø*
10/31/2017	5.36%		$15.7	2.23%		2.19	%Ø	1.24%		1.21	%Ø	3.84%		123%		123	%Ø
10/31/2016	(0.28)%		$22.3	3.22%		2.36%		1.97%		1.10%		1.54%		190%		197%
Period from 6/29/2015^ to 10/31/2015	(2.06	)%*	$22.8	3.50	%‡**	3.45	%**	1.21	%‡**	1.15	%**	0.64	%‡**	32	%*	18	%*
Class A
4/30/2018 (Unaudited)	(1.60	)%*	$2.1	3.02	%**	2.64	%Ø**	1.87	%**	1.48	%Ø**	4.75	%**	51	%*	51	%Ø*
10/31/2017	4.98%		$3.0	2.68%		2.63	%Ø	1.62%		1.58	%Ø	3.52%		123%		123	%Ø
10/31/2016	(0.55)%		$1.0	3.72%		2.82%		2.29%		1.40%		1.16%		190%		197%
Period from 6/29/2015^ to 10/31/2015	(2.17	)%*	$1.3	4.28	%‡**	4.23	%**	1.55	%‡**	1.50	%**	0.28	%‡**	32	%*	18	%*
Class C
4/30/2018 (Unaudited)	(1.83	)%*	$1.1	3.78	%**	3.38	%Ø**	2.62	%**	2.22	%Ø**	4.08	%**	51	%*	51	%Ø*
10/31/2017	4.10%		$1.0	3.40%		3.36	%Ø	2.37%		2.33	%Ø	2.74%		123%		123	%Ø
10/31/2016	(1.10)%		$1.0	4.30%		3.47%		2.85%		2.02%		0.64%		190%		197%
Period from 6/29/2015^ to 10/31/2015	(2.41	)%*	$1.0	5.04	%‡**	4.98	%**	2.26	%‡**	2.20	%**	(0.43	)%‡**	32	%*	18	%*

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period
Long Short Credit Fund (cont'd)
Class R6
4/30/2018 (Unaudited)	$9.65	$0.24	$(0.37)	$(0.13)	$(0.15)	$—	$—	$(0.15)	$—	$9.37
10/31/2017	$9.54	$0.38	$0.12	$0.50	$(0.39)	$—	$—	$(0.39)	$—	$9.65
10/31/2016	$9.75	$0.16	$(0.18)	$(0.02)	$(0.19)	$—	$—	$(0.19)	$—	$9.54
Period from 6/29/2015^ to 10/31/2015	$10.00	$0.02	$(0.22)	$(0.20)	$(0.05)	$—	$—	$(0.05)	$—	$9.75
Multi-Asset Income Fund
Institutional Class
4/30/2018 (Unaudited)	$10.18	$0.17	$(0.15)	$0.02	$(0.23)	$—	$—	$(0.23)	$—	$9.97
10/31/2017	$9.60	$0.32	$0.62	$0.94	$(0.35)	$—	$(0.01)	$(0.36)	$—	$10.18
10/31/2016	$9.43	$0.31	$0.25	$0.56	$(0.30)	$—	$(0.09)	$(0.39)	$—	$9.60
Period from 3/27/2015^ to 10/31/2015	$10.00	$0.23	$(0.57)	$(0.34)	$(0.23)	$—	$—	$(0.23)	$—	$9.43
Class A
4/30/2018 (Unaudited)	$10.18	$0.15	$(0.15)	$0.00	$(0.21)	$—	$—	$(0.21)	$—	$9.97
10/31/2017	$9.60	$0.29	$0.61	$0.90	$(0.31)	$—	$(0.01)	$(0.32)	$—	$10.18
10/31/2016	$9.43	$0.28	$0.24	$0.52	$(0.26)	$—	$(0.09)	$(0.35)	$—	$9.60
Period from 3/27/2015^ to 10/31/2015	$10.00	$0.20	$(0.56)	$(0.36)	$(0.21)	$—	$—	$(0.21)	$—	$9.43

See Notes to Financial Highlights

	Total Return[a]		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)
Long Short Credit Fund (cont'd)
Class R6
4/30/2018 (Unaudited)	(1.31	)%*	$4.8	2.54	%**	2.18	%Ø**	1.41	%**	1.05	%Ø**	5.14	%**	51	%*	51	%Ø*
10/31/2017	5.33%		$6.0	2.20%		2.16	%Ø	1.18%		1.14	%Ø	3.93%		123%		123	%Ø
10/31/2016	(0.12)%		$6.1	3.05%		2.26%		1.83%		1.04%		1.71%		190%		197%
Period from 6/29/2015^ to 10/31/2015	(2.03	)%*	$4.9	3.49	%‡**	3.44	%**	1.14	%‡**	1.08	%**	0.69	%‡**	32	%*	18	%*
Multi-Asset Income Fund
Institutional Class
4/30/2018 (Unaudited)	0.16	%*	$18.1	2.59	%**	2.59	%Ø**	0.55	%**	0.55	%Ø**	3.32	%**	52	%*	52	%bØ*
10/31/2017	9.93%		$17.3	3.03%		3.03	%Ø	0.50%		0.50	%Ø	3.28%		84%		84	%bØ
10/31/2016	6.09%		$12.4	3.86%		3.86	%Ø	0.44%		0.44	%Ø	3.33%		94%		94	%Ø
Period from 3/27/2015^ to 10/31/2015	(3.43	)%*	$10.6	3.66	%‡**	3.66	%Ø‡**	0.43	%‡**	0.43	%Ø‡**	3.87	%‡**	33	%*	33	%Ø*
Class A
4/30/2018 (Unaudited)	(0.02	)%*	$0.8	2.97	%**	2.97	%Ø**	0.92	%**	0.92	%Ø**	2.96	%**	52	%*	52	%bØ*
10/31/2017	9.53%		$0.6	3.47%		3.47	%Ø	0.86%		0.86	%Ø	2.90%		84%		84	%bØ
10/31/2016	5.70%		$0.6	4.27%		4.27	%Ø	0.81%		0.81	%Ø	2.98%		94%		94	%Ø
Period from 3/27/2015^ to 10/31/2015	(3.64	)%*	$0.5	4.55	%‡**	4.55	%Ø‡**	0.79	%‡**	0.79	%Ø‡**	3.50	%‡**	33	%*	33	%Ø*

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period
Multi-Asset Income Fund (cont'd)
Class C
4/30/2018 (Unaudited)	$10.18	$0.11	$(0.15)	$(0.04)	$(0.17)	$—	$—	$(0.17)	$—	$9.97
10/31/2017	$9.60	$0.21	$0.62	$0.83	$(0.24)	$—	$(0.01)	$(0.25)	$—	$10.18
10/31/2016	$9.43	$0.20	$0.25	$0.45	$(0.19)	$—	$(0.09)	$(0.28)	$—	$9.60
Period from 3/27/2015^ to 10/31/2015	$10.00	$0.16	$(0.56)	$(0.40)	$(0.17)	$—	$—	$(0.17)	$—	$9.43
Class R6
4/30/2018 (Unaudited)	$10.18	$0.17	$(0.15)	$0.02	$(0.23)	$—	$—	$(0.23)	$—	$9.97
10/31/2017	$9.60	$0.33	$0.61	$0.94	$(0.35)	$—	$(0.01)	$(0.36)	$—	$10.18
10/31/2016	$9.43	$0.32	$0.24	$0.56	$(0.30)	$—	$(0.09)	$(0.39)	$—	$9.60
Period from 3/27/2015^ to 10/31/2015	$10.00	$0.23	$(0.57)	$(0.34)	$(0.23)	$—	$—	$(0.23)	$—	$9.43
Risk Balanced Commodity Strategy Fund[f]
Institutional Class
4/30/2018 (Unaudited)	$6.36	$0.03	$0.45	$0.48	$(0.24)	$—	$—	$(0.24)	$—	$6.60
10/31/2017	$5.99	$0.02	$0.35	$0.37	$—	$—	$—	$—	$—	$6.36
10/31/2016	$6.20	$(0.03)	$(0.18)	$(0.21)	$—	$—	$—	$—	$—	$5.99
10/31/2015	$8.39	$(0.05)	$(2.14)	$(2.19)	$—	$(0.00)	$—	$(0.00)	$—	$6.20
10/31/2014	$9.01	$(0.07)	$(0.55)	$(0.62)	$—	$—	$—	$—	$—	$8.39
10/31/2013	$9.84	$(0.09)	$(0.74)	$(0.83)	$—	$—	$—	$—	$—	$9.01

See Notes to Financial Highlights

	Total Return[a]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)
Multi-Asset Income Fund (cont'd)
Class C
4/30/2018 (Unaudited)	(0.40)%*	$0.7	3.71	%**	3.71	%Ø**	1.67	%**	1.67	%Ø**	2.20	%**	52%*	52	%bØ*
10/31/2017	8.71%	$0.7	4.16%		4.16	%Ø	1.62%		1.62	%Ø	2.15%		84%	84	%bØ
10/31/2016	4.91%	$0.6	4.99%		4.99	%Ø	1.56%		1.56	%Ø	2.20%		94%	94	%Ø
Period from 3/27/2015^ to 10/31/2015	(4.07)%*	$0.5	5.29	%‡**	5.29	%Ø‡**	1.53	%‡**	1.53	%Ø‡**	2.76	%‡**	33%*	33	%Ø*
Class R6
4/30/2018 (Unaudited)	0.19%*	$4.0	2.52	%**	2.52	%Ø**	0.48	%**	0.48	%Ø**	3.39	%**	52%*	52	%bØ*
10/31/2017	10.01%	$4.1	2.97%		2.97	%Ø	0.42%		0.42	%Ø	3.34%		84%	84	%bØ
10/31/2016	6.16%	$3.9	3.78%		3.78	%Ø	0.37%		0.37	%Ø	3.42%		94%	94	%Ø
Period from 3/27/2015^ to 10/31/2015	(3.39)%*	$3.8	3.63	%‡**	3.63	%Ø‡**	0.36	%‡**	0.36	%Ø‡**	3.93	%‡**	33%*	33	%Ø*
Risk Balanced Commodity Strategy Fund[f]
Institutional Class
4/30/2018 (Unaudited)	7.89%*	$103.7	1.03	%**	1.03	%Ø**	0.74	%**	0.74	%Ø**	0.95	%**	49%*	49	%Ø*
10/31/2017	6.18%	$83.1	1.18%		1.18	%Ø	0.85%		0.85	%Ø	0.36%		105%	105	%Ø
10/31/2016	(3.39)%	$49.0	1.65%		1.65	%Ø	1.10%		1.10	%Ø	(0.44)%		58%	58	%Ø
10/31/2015	(26.09)%	$31.8	1.47%		1.47	%Ø	1.10%		1.10	%Ø	(0.67)%		35%	35	%Ø
10/31/2014	(6.88)%	$20.5	1.62%		1.62	%Ø	1.10%		1.10	%Ø	(0.73)%		21%	21	%Ø
10/31/2013	(8.43)%	$9.6	3.69%		3.69	%Ø	1.10%		1.10	%Ø	(0.94)%		5%	5	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period
Risk Balanced Commodity Strategy Fundf (cont'd)
Class A
4/30/2018 (Unaudited)	$6.24	$0.02	$0.44	$0.46	$(0.22)	$—	$—	$(0.22)	$—	$6.48
10/31/2017	$5.90	$(0.00)	$0.34	$0.34	$—	$—	$—	$—	$—	$6.24
10/31/2016	$6.12	$(0.05)	$(0.17)	$(0.22)	$—	$—	$—	$—	$—	$5.90
10/31/2015	$8.32	$(0.07)	$(2.13)	$(2.20)	$—	$(0.00)	$—	$(0.00)	$—	$6.12
10/31/2014	$8.97	$(0.10)	$(0.55)	$(0.65)	$—	$—	$—	$—	$—	$8.32
10/31/2013	$9.84	$(0.12)	$(0.75)	$(0.87)	$—	$—	$—	$—	$—	$8.97
Class C
4/30/2018 (Unaudited)	$5.95	$(0.01)	$0.44	$0.43	$(0.13)	$—	$—	$(0.13)	$—	$6.25
10/31/2017	$5.71	$(0.05)	$0.29	$0.24	$—	$—	$—	$—	$—	$5.95
10/31/2016	$5.98	$(0.09)	$(0.18)	$(0.27)	$—	$—	$—	$—	$—	$5.71
10/31/2015	$8.19	$(0.12)	$(2.09)	$(2.21)	$—	$(0.00)	$—	$(0.00)	$—	$5.98
10/31/2014	$8.88	$(0.16)	$(0.53)	$(0.69)	$—	$—	$—	$—	$—	$8.19
10/31/2013	$9.83	$(0.18)	$(0.77)	$(0.95)	$—	$—	$—	$—	$—	$8.88
U.S. Equity Index PutWrite Strategy Fund
Institutional Class
4/30/2018 (Unaudited)	$11.33	$0.03	$(0.16)	$(0.13)	$(0.03)	$(0.59)	$—	$(0.62)	$—	$10.58
10/31/2017	$10.09	$0.05	$1.26	$1.31	$(0.04)	$(0.03)	$—	$(0.07)	$—	$11.33
Period from 9/16/2016^ to 10/31/2016	$10.00	$0.00	$0.09	$0.09	$—	$—	$—	$—	$—	$10.09

See Notes to Financial Highlights

	Total Return[a]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)
Risk Balanced Commodity Strategy Fundf (cont'd)
Class A
4/30/2018 (Unaudited)	7.62%*	$47.8	1.40	%**	1.40	%Ø**	1.10	%**	1.10	%Ø**	0.58	%**	49%*	49	%Ø*
10/31/2017	5.76%	$42.4	1.56%		1.56	%Ø	1.21%		1.21	%Ø	(0.02)%		105%	105	%Ø
10/31/2016	(3.59)%	$33.3	2.04%		2.04	%Ø	1.46%		1.46	%Ø	(0.82)%		58%	58	%Ø
10/31/2015	(26.43)%	$35.5	1.84%		1.84	%Ø	1.46%		1.46	%Ø	(1.05)%		35%	35	%Ø
10/31/2014	(7.25)%	$66.8	1.98%		1.98	%Ø	1.46%		1.46	%Ø	(1.09)%		21%	21	%Ø
10/31/2013	(8.84)%	$35.0	3.81%		3.81	%Ø	1.46%		1.46	%Ø	(1.27)%		5%	5	%Ø
Class C
4/30/2018 (Unaudited)	7.37%*	$0.0	3.04	%**	3.04	%Ø**	1.85	%**	1.85	%Ø**	(0.17	)%**	49%*	49	%Ø*
10/31/2017	4.20%	$0.0	3.20%		3.20	%Ø	2.03%		2.03	%Ø	(0.92)%		105%	105	%Ø
10/31/2016	(4.52)%	$0.1	3.06%		3.06	%Ø	2.21%		2.21	%Ø	(1.65)%		58%	58	%Ø
10/31/2015	(26.98)%	$3.1	2.70%		2.70	%Ø	2.21%		2.21	%Ø	(1.79)%		35%	35	%Ø
10/31/2014	(7.77)%	$4.2	2.84%		2.84	%Ø	2.21%		2.21	%Ø	(1.84)%		21%	21	%Ø
10/31/2013	(9.66)%	$3.6	4.69%		4.69	%Ø	2.21%		2.21	%Ø	(2.03)%		5%	5	%Ø
U.S. Equity Index PutWrite Strategy Fund
Institutional Class
4/30/2018 (Unaudited)	(1.28)%*	$305.2	0.76	%**	0.76	%Ø**	0.65	%**	0.65	%Ø**	0.59	%**	5%*	5	%Ø*
10/31/2017	13.05%	$152.0	0.98%		0.98	%Ø	0.65%		0.65	%Ø	0.49%		0%	0	%Ø
Period from 9/16/2016^ to 10/31/2016	0.90%*	$21.2	3.84	%‡**	3.84	%Ø**	0.65	%‡**	0.65	%Ø**	0.26	%‡**	0%*	0	%Ø*

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Net Asset Value, End of Period
U.S. Equity Index PutWrite Strategy Fund (cont'd)
Class A
4/30/2018 (Unaudited)	$11.33	$0.01	$(0.17)	$(0.16)	$(0.01)	$(0.59)	$—	$(0.60)	$—	$10.57
10/31/2017	$10.09	$0.01	$1.27	$1.28	$(0.01)	$(0.03)	$—	$(0.04)	$—	$11.33
Period from 9/16/2016^ to 10/31/2016	$10.00	$(0.00)	$0.09	$0.09	$—	$—	$—	$—	$—	$10.09
Class C
4/30/2018 (Unaudited)	$11.24	$(0.03)	$(0.16)	$(0.19)	$(0.00)	$(0.59)	$—	$(0.59)	$—	$10.46
10/31/2017	$10.08	$(0.07)	$1.26	$1.19	$—	$(0.03)	$—	$(0.03)	$—	$11.24
Period from 9/16/2016^ to 10/31/2016	$10.00	$(0.01)	$0.09	$0.08	$—	$—	$—	$—	$—	$10.08
Class R6
4/30/2018 (Unaudited)	$11.34	$0.04	$(0.16)	$(0.12)	$(0.04)	$(0.59)	$—	$(0.63)	$—	$10.59
10/31/2017	$10.10	$0.06	$1.26	$1.32	$(0.05)	$(0.03)	$—	$(0.08)	$—	$11.34
Period from 9/16/2016^ to 10/31/2016	$10.00	$0.00	$0.10	$0.10	$—	$—	$—	$—	$—	$10.10

See Notes to Financial Highlights

	Total Return[a]		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)
U.S. Equity Index PutWrite Strategy Fund (cont'd)
Class A
4/30/2018 (Unaudited)	(1.54	)%*	$6.6	1.14	%**	1.14	%Ø**	1.01	%**	1.01	%Ø**	0.22	%**	5	%*	5	%Ø*
10/31/2017	12.70%		$4.1	1.35%		1.35	%Ø	1.01%		1.01	%Ø	0.13%		0%		0	%Ø
Period from 9/16/2016^ to 10/31/2016	0.90	%*	$0.4	4.26	%‡**	4.26	%Ø**	1.01	%‡**	1.01	%Ø**	(0.05	)%‡**	0	%*	0	%Ø*
Class C
4/30/2018 (Unaudited)	(1.81	)%*	$1.0	1.89	%**	1.89	%Ø**	1.76	%**	1.76	%Ø**	(0.53	)%**	5	%*	5	%Ø*
10/31/2017	11.81%		$0.5	2.12%		2.12	%Ø	1.76%		1.76	%Ø	(0.63)%		0%		0	%Ø
Period from 9/16/2016^ to 10/31/2016	0.80	%*	$0.1	5.10	%‡**	5.10	%Ø**	1.76	%‡**	1.76	%Ø**	(0.86	)%‡**	0	%*	0	%Ø*
Class R6
4/30/2018 (Unaudited)	(1.24	)%*	$17.7	0.70	%**	0.70	%Ø**	0.58	%**	0.58	%Ø**	0.66	%**	5	%*	5	%Ø*
10/31/2017	13.08%		$12.2	0.93%		0.93	%Ø	0.58%		0.58	%Ø	0.55%		0%		0	%Ø
Period from 9/16/2016^ to 10/31/2016	1.00	%*	$4.8	3.77	%‡**	3.77	%Ø**	0.58	%‡**	0.58	%Ø**	0.26	%‡**	0	%*	0	%Ø*

Notes to Financial Highlights (Unaudited)

@  Calculated based on the average number of shares outstanding during each fiscal period.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee and/or if certain Funds did not receive the Custodian Out-of-Pocket Expenses Refunded, as listed in Note G of the Notes to Financial Statements.

**  Annualized.

^  The date investment operations commenced.

*  Not annualized.

‡  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

Ø  Hedged Option Premium Strategy, Multi-Asset Income, Risk Balanced Commodity Strategy and U.S. Equity Index PutWrite Strategy did not engage in short sales. For the six months ended April 30, 2018 and for the year ended October 31, 2017, Long Short Credit did not engage in short sales. For the six months ended April 30, 2018, Global Allocation did not engage in short sales.

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average net assets would have been:

	Including Dividend and Interest Expense Relating to Short Sales and Reverse Repurchase Agreements	Excluding Dividend and Interest Expense Relating to Short Sales and Reverse Repurchase Agreements
	Year Ended October 31, 2013
Long Short Institutional Class	1.69%	1.54%
Long Short Class A	2.06%	1.92%
Long Short Class C	2.81%	2.66%

a  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

b  The portfolio turnover rate including mortgage dollar roll transactions was 71% for the six months ended April 30, 2018 for Global Allocation. The portfolio turnover rates including mortgage dollar roll transactions, including and excluding securities sold short, 165% and 154%, respectively, for the year ended October 31, 2017, 182% and 183%, respectively, for the year ended October 31, 2016 and 198% and 189%, respectively, for the year ended October 31, 2015, for Global Allocation. The portfolio turnover rate including mortgage dollar roll transactions were 107% and 165% for the six months ended April 30, 2018 and for the year ended October 31, 2017, respectively, for Multi-Asset Income.

c  The voluntary contribution received in 2014 had no impact on the Funds' total returns for the year ended October 31, 2014.

Notes to Financial Highlights (Unaudited) (cont'd)

d  The voluntary contribution listed in Note B of the Notes to Financial Statements had no impact on the Fund's total returns for the year ended October 31, 2017.

e  Custodian Out-of-Pocket Expenses Refunded, as listed in Note G of the Notes to Financial Statements, is non-recurring, and is included in these ratios. Had Long Short not received the refund the annualized ratios of net expenses to average net assets and net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales and reverse repurchase agreements	Ratio of Net Investment Income/ (Loss) to Average Net Assets
	Year Ended October 31, 2017
Long Short Institutional Class	1.80%	1.32%	0.12%
Long Short Class A	2.16%	1.68%	(0.18)%
Long Short Class C	2.90%	2.43%	(0.94)%

f  Consolidated financial highlights, see Note A in the Notes to Financial Statements.

g  The Custodian Out-of-Pocket Expenses Refunded listed in Note G of the Notes to Financial Statements had no impact on the Long Short's total returns for the year ended October 31, 2017.

h  Dividend and interest expense relating to short sales, which is a non-recurring expense for Global Allocation, is included in these ratios on a non-annualized basis.

i  The class action proceeds listed in Note A-5 of the Notes to Financial Statements had no impact on the Funds' total returns for the six months ended April 30, 2018.

Directory

Investment Manager and Administrator

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Distributor

Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Shareholder Servicing Agent

DST Asset Manager Solutions Inc.
30 Dan Road
Canton, MA 02021

For Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas, 22nd Floor
New York, NY 10104-0002
Intermediary Client Services 800.366.6264

For Class A, Class C and Class R6 Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge upon request, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

This page has been left blank intentionally

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
Web site: www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus which you can obtain by calling 877.628.2583. An investor should consider carefully a Fund's investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

L0088 06/18

Neuberger Berman
Alternative and Multi-Asset Class Funds

Institutional Class Shares
Class A Shares
Class C Shares
Class R6 Shares

Absolute Return Multi-Manager Fund

Semi-Annual Report

April 30, 2018

Contents

PRESIDENT'S LETTER	1
PORTFOLIO COMMENTARY	2
FUND EXPENSE INFORMATION	6
CONSOLIDATED SCHEDULE OF INVESTMENTS	8
CONSOLIDATED FINANCIAL STATEMENTS	40
FINANCIAL HIGHLIGHTS (ALL CLASSES)/ PER SHARE DATA	61
Directory	65
Proxy Voting Policies and Procedures	66
Quarterly Portfolio Schedule	66
Board Consideration of Additional Sub-Advisory Agreement: BH-DG Systematic Trading LLP	67

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund name in this piece is either a service mark or registered service mark of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2018 Neuberger Berman BD LLC, distributor. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this semi-annual shareholder report for Neuberger Berman Absolute Return Multi-Manager Fund.

The global financial markets generated mixed results over the six months ended April 30, 2018.

Global equities posted strong returns over the first half of the reporting period, as corporate profits largely exceeded expectations. In the U.S., investors viewed the December 2017 tax reform bill as an additional tailwind to the economy. However, a portion of those gains were lost in February and March 2018, due both to concerns that the U.S. Federal Reserve (Fed) may raise interest rates more aggressively than previously anticipated and fears of a developing global trade war. Meanwhile, the U.S. fixed income market sold off, driven mainly by higher Treasury yields as the Fed raised interest rates twice and continued to reduce its balance sheet in a measured fashion. In the currency market, the U.S. dollar weakened over the first half of the period due to signs of growth abroad and concerns over an increasingly protectionist agenda. That said, the dollar began to recover in recent months due to increasing interest rate differentials between the U.S. and the rest of the world.

We continue to favor credit strategies, both corporate credit long/short and asset-backed, where we believe our subadvisers are well-positioned to outperform during periods of rising rates given their significant allocation to floating rate debt, low duration and attractive yields. We have maintained our substantial allocation to long/short equity strategies, as we anticipate low equity correlations and higher dispersion between stocks to persist as the effects of recent tax reform, trade policy and higher interest rates are priced differently in various companies' valuations. We have been trimming our allocation to merger arbitrage as, in our view, spreads have been less attractive than in recent years. Although spreads widened in April 2018, this was met with what appears to be some heightened regulatory risk. We will continue to monitor the environment before making any meaningful changes to the allocation. Finally, we have added to the global macro/managed futures allocation, as we believe that the current elevated level of market volatility has the potential to persist, and that factor has historically been a tailwind for these strategies.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

1

Absolute Return Multi-Manager Fund Commentary (Unaudited)

Neuberger Berman Absolute Return Multi-Manager Fund Institutional Class generated a 0.09% total return for the six months ended April 30, 2018, outperforming its primary benchmark, the HFRX Global Hedge Fund Index, which posted a –0.13% total return for the same period. (Performance for all share classes is provided in the table following this letter.)

U.S. equities rallied with unusually low volatility for the first half of the semi-annual period until volatility picked up in the second half. U.S. fixed income sold off broadly, as 10-year U.S. Treasury yields moved higher, while 10-year government bond yields in several other developed economies were flat or slightly down. The U.S. dollar weakened overall for the period, although it started to rally in the last few weeks. Commodities rallied broadly for the period, led by a strong move higher for oil prices.

The Fund's allocation to long/short equity was the largest contributor to performance, followed by gains from credit and merger arbitrage/event driven, while global macro/managed futures detracted from results.

Positive performance from the Fund's long/short equity allocation was driven by gains from longs, which outweighed losses from shorts. From a sector perspective, large contributors included Industrials, Consumer Discretionary and equity index hedges, while Consumer Staples, Materials and Health Care were detractors.

In the credit allocation, gains from the asset-backed securities strategy came primarily from trust preferred securities, while losses in the corporate credit long/short strategy were concentrated in shorts that outpaced gains from longs.

Merger arbitrage/event driven strategies were the next largest contributors. In particular, several mergers progressed in the right direction, offsetting losses from some ongoing deals that have been relatively more volatile as a result of regulatory uncertainty.

The Fund's allocation to global macro/managed futures strategies detracted from performance. Gains from the managed futures strategy were outpaced by losses from the systematic currency strategy. Within managed futures, gains from commodities and interest rates outweighed losses from currencies. Losses in the systematic currency strategy were driven by long U.S. dollar positioning versus the euro.

The Fund's aggregate use of futures, forward foreign currency, swap and option contracts contributed to performance during the reporting period.

We continue to position the Fund in a way that we believe will meet our expectations if interest rates remain unchanged, with potential for additional upside if interest rates continue to rise. The potential upside in the latter event is supported by the sub-adviser's focus on short duration within the credit sleeve, as well as interest rate positioning in the global macro/managed futures allocation. We recently reduced the allocation to credit strategies as spreads have tightened. We also reduced the allocation to merger arbitrage/event driven strategies, as we believe that recent spread widening is accurately reflecting higher regulatory and political risks in many deals. On the other hand, we increased the allocation to global macro/managed futures strategies given our anticipation of higher volatility ahead and the fact that those strategies have historically performed well in high volatility environments.

Sincerely,

DAVID KUPPERMAN, JEFF MAJIT AND FRED INGHAM
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers and subadvisers. The opinions are as of the date of this report and are subject to change without notice.

2

Absolute Return Multi-Manager Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NABIX
Class A	NABAX
Class C	NABCX
Class R6	NRABX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)

	Long	Short
Asset-Backed Securities	6.9%	—%
Closed End Funds	0.4	—
Collateralized Mortgage Obligations	2.1	—
Commercial Mortgage-Backed Securities	6.4	—
Common Stocks	35.1	(7.5)
Convertible Bonds	0.7	—
Convertible Preferred Stocks		—
Corporate Bonds	3.4	(0.4)
Exchange Traded Funds		(0.8)
Loan Assignments	4.6	—
Master Limited Partnerships	2.0	(0.1)
Options Purchased	0.0	—
Preferred Stocks	0.1	(0.0)
Rights	0.0	—
U.S. Treasury Obligations	0.1	—
Warrants	0.0	—
Short-Term Investments	29.4	—
Other Assets Less Liabilities	17.6 *	—
Total	108.8%	(8.8)%

*  Includes the impact of the Fund's open positions in derivatives (other than Options Purchased), if any.

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 04/30/2018
	Inception Date	Period Ended 04/30/2018	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	05/15/2012	0.09%	2.76%	1.60%	2.16%
Class A	05/15/2012	–0.09%	2.41%	1.23%	1.79%
Class C	05/15/2012	–0.49%	1.60%	0.47%	1.04%
Class R6[3]	12/31/2013	0.19%	2.86%	1.64%	2.20%
With Sales Charge
Class A		–5.84%	–3.45%	0.03%	0.79%
Class C		–1.48%	0.60%	0.47%	1.04%
Index
HFRX Global Hedge Fund Index[1,2]		–0.13%	2.86%	1.18%	1.85%
S&P 500® Index[1,2]		3.82%	13.27%	12.96%	14.50%
Bloomberg Barclays U.S. Aggregate Bond Index[1,2]		–1.87%	–0.32%	1.47%	1.77%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Consolidated Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2017 were 2.72%, 3.16%, 3.85% and 2.43% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratios were 2.60%, 3.02%, 3.72% and 2.40% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2018 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

3

Endnotes

1  Please see "Glossary of Indices" on page 5 for a description of indices. Please note that individuals cannot invest directly in any index. The S&P 500® and the Bloomberg Barclays U.S. Aggregate Bond indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. The HFRX Global Hedge Fund index does take into account fees and expenses, but not tax consequences, of investing since it is based on the underlying hedge funds' net returns. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

3  The performance information for Class R6 prior to the class's inception date is that of the Institutional Class of Neuberger Berman Absolute Return Multi-Manager Fund. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has higher expenses and typically lower returns than Class R6.

For more complete information on any of the Neuberger Berman Alternative and Multi-Asset Class Funds, see the Fund's prospectus, which can be obtained by calling us at (800) 877-9700, or visiting our website at www.nb.com.

4

Glossary of Indices

Bloomberg Barclays U.S. Aggregate Bond Index:

The index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and nonagency).

HFRX Global Hedge Fund Index:

The index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. The index is rebalanced quarterly.

S&P 500® Index:	The index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

5

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2018 and held for the entire period. The table illustrates each Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

6

Expense Example (Unaudited)

Neuberger Berman Alternative Funds
	ACTUAL					HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 11/1/2017	Ending Account Value 4/30/2018	Expenses Paid During the Period(1) 11/1/2017 - 4/30/2018		Expense Ratio	Beginning Account Value 11/1/2017	Ending Account Value 4/30/2018	Expenses Paid During the Period(2) 11/1/2017 - 4/30/2018		Expense Ratio
Absolute Return Multi-Manager Fund
Institutional Class	$1,000.00	$1,000.90	$11.71	(3)	2.36%	$1,000.00	$1,013.09	$11.78	(3)	2.36%
Class A	$1,000.00	$999.10	$13.43	(3)	2.71%	$1,000.00	$1,011.36	$13.51	(3)	2.71%
Class C	$1,000.00	$995.10	$17.17	(3)	3.47%	$1,000.00	$1,007.59	$17.27	(3)	3.47%
Class R6	$1,000.00	$1,001.90	$11.37	(3)	2.29%	$1,000.00	$1,013.44	$11.43	(3)	2.29%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming 5% annual return), multiplied by 181/365 (to reflect the one-half year period shown).

(3)  Includes expenses of the Fund's subsidiary (See Note A of the Notes to Consolidated Financial Statements).

7

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) April 30, 2018

Investments	Shares	Value (000)
Long Positions 91.2%
Common Stocks 35.1%
Aerospace & Defense 0.8%
General Dynamics Corp.	1,900	$383
Orbital ATK, Inc.(a)	5,100	675
Raytheon Co.	1,905	390
Rockwell Collins, Inc.(a)	5,400	716
Sparton Corp.*(a)	5,200	96
		2,260
Air Freight & Logistics 0.5%
FedEx Corp.	5,921	1,464
Airlines 0.0%(b)
American Airlines Group, Inc.*(c)(d)	14,383	17
Auto Components 0.2%
Aptiv plc	5,365	454
Automobiles 0.1%
General Motors Co.	11,060	406
Banks 1.4%
Bank of America Corp.	21,935	656
Barclays plc (United Kingdom)	74,922	214
Citigroup, Inc.	9,650	659
Citizens Financial Group, Inc.	16,760	695
Comerica, Inc.	7,705	729
JPMorgan Chase & Co.	5,885	640
Societe Generale SA (France)	8,332	456
		4,049
Beverages 0.0%(b)
Dr Pepper Snapple Group, Inc.	500	60
Biotechnology 0.7%
Ablynx NV (Belgium)*	14,423	777
Avexis, Inc.*(a)	2,900	617
BioMarin Pharmaceutical, Inc.*	4,810	402
Grifols SA, ADR (Spain)(a)	4,400	89
Shire plc, ADR	200	32
		1,917
Building Products 0.0%(b)
USG Corp.*(a)	700	28
Capital Markets 0.7%
Actua Corp.*(c)(d)(e)	6,700	7
Investments	Shares	Value (000)
Amundi SA (France)(f)	5,900	$502
Avista Healthcare Public Acquisition Corp., Class A*(a)	200	2
Ditech Holding Corp.*	2,480	14
Goldman Sachs Group, Inc. (The)	2,760	658
J2 Acquisition Ltd. (United Kingdom)*(f)	6,800	64
Modern Media Acquisition Corp.*(a)	13,200	131
Mudrick Capital Acquisition Corp., Class A*	17,596	182
National Energy Services Reunited Corp.*(a)	15,200	153
Nebula Acquisition Corp.*(a)	7,100	72
Osprey Energy Acquisition Corp.*(a)	18,600	179
Pensare Acquisition Corp.*(a)	5,800	57
		2,021
Chemicals 1.8%
A Schulman, Inc.(a)	9,200	395
Air Products & Chemicals, Inc.	4,334	703
Ashland Global Holdings, Inc.	3,660	242
Croda International plc (United Kingdom)	4,294	263
DowDuPont, Inc.	19,718	1,247
Monsanto Co.(a)	10,600	1,329
WR Grace & Co.	14,795	1,012
		5,191
Communications Equipment 0.2%
Mitel Networks Corp.*	2,900	32
Motorola Solutions, Inc.	5,300	582
		614
Construction Materials 0.3%
HeidelbergCement AG (Germany)	9,437	923
Containers & Packaging 0.1%
Ball Corp.	8,758	351
Diversified Financial Services 0.2%
Voya Financial, Inc.	11,869	621
Investments	Shares	Value (000)
Diversified Telecommunication Services 0.0%(b)
Intelsat SA*	2,191	$21
Electric Utilities 0.6%
American Electric Power Co., Inc.	2,106	147
Edison International	1,125	74
Exelon Corp.	8,767	348
FirstEnergy Corp.	3,765	130
Great Plains Energy, Inc.	11,549	378
NextEra Energy, Inc.	1,271	208
PG&E Corp.	7,800	360
Westar Energy, Inc.(a)	2,298	124
		1,769
Electrical Equipment 0.1%
General Cable Corp.	14,100	418
Electronic Equipment, Instruments & Components 0.8%
Axis Communications AB (Sweden)	16,400	629
FLIR Systems, Inc.	17,279	926
Orbotech Ltd. (Israel)*	7,500	438
VeriFone Systems, Inc.*(a)	8,700	200
		2,193
Energy Equipment & Services 0.3%
C&J Energy Services, Inc.*	23,141	691
Fairmount Santrol Holdings, Inc.*	13,279	73
US Silica Holdings, Inc.	1,064	32
		796
Equity Real Estate Investment Trusts (REITs) 0.4%
DCT Industrial Trust, Inc.	400	26
GGP, Inc.	4,100	82
New York REIT, Inc.*(a)	11,511	249
VICI Properties, Inc.*(c)(d)	6,835	120
VICI Properties, Inc.	43,428	789
		1,266
Food & Staples Retailing 0.3%
Cia Brasileira de Distribuicao, ADR (Brazil)*	4,459	100
Magnit PJSC, GDR (Russia)(f)	7,182	136

See Notes to Consolidated Financial Statements

8

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Investments	Shares	Value (000)
Rite Aid Corp.*(a)	16,825	$28
Wal-Mart de Mexico SAB de CV (Mexico)	59,932	166
Walmart, Inc.	2,585	229
X5 Retail Group NV, GDR (Russia)*(f)	11,765	335
		994
Gas Utilities 0.1%
Atmos Energy Corp.	1,801	157
Health Care Equipment & Supplies 0.7%
Danaher Corp.	8,257	828
NxStage Medical, Inc.*(a)	9,200	245
Smith & Nephew plc (United Kingdom)	7,345	141
West Pharmaceutical Services, Inc.	1,803	159
Zimmer Biomet Holdings, Inc.(a)	4,793	552
		1,925
Health Care Providers & Services 0.9%
Aetna, Inc.	7,105	1,272
Humana, Inc.	3,210	944
Kindred Healthcare, Inc.*	12,700	113
Shanghai Pharmaceuticals Holding Co. Ltd., Class H (China)	57,371	157
Sinopharm Group Co. Ltd., Class H (China)	32,206	136
		2,622
Hotels, Restaurants & Leisure 0.9%
Belmond Ltd., Class A (United Kingdom)*(a)	3,000	32
Boyd Gaming Corp.	20,067	666
Carnival Corp.	6,430	406
Tropicana Entertainment, Inc.*	12,249	867
Vail Resorts, Inc.	3,220	738
		2,709
Household Durables 0.2%
Lennar Corp., Class A	8,085	427
Lennar Corp., Class B(a)	5,687	243
		670
Investments	Shares	Value (000)
Household Products 0.1%
HRG Group, Inc.*	15,300	$172
Independent Power and Renewable Electricity Producers 0.3%
Atlantica Yield plc (Spain)	28,108	565
NextEra Energy Partners LP	4,775	199
NRG Energy, Inc.	1,038	32
Pattern Energy Group, Inc., Class A	7,623	138
		934
Industrial Conglomerates 0.1%
Smiths Group plc (United Kingdom)	7,562	166
Insurance 1.5%
Admiral Group plc (United Kingdom)	5,578	153
AIA Group Ltd. (Hong Kong)	108,103	966
American International Group, Inc.	19,661	1,101
AmTrust Financial Services, Inc.	5,500	71
Aon plc	3,950	563
RSA Insurance Group plc (United Kingdom)	55,776	503
Validus Holdings Ltd.(a)	7,100	481
XL Group Ltd. (Bermuda)(a)	10,900	606
		4,444
Internet & Direct Marketing Retail 1.0%
Amazon.com, Inc.*	621	973
ASOS plc (United Kingdom)*	1,320	106
Booking Holdings, Inc.*	222	483
Expedia Group, Inc.	3,254	375
Netflix, Inc.*	2,280	712
zooplus AG (Germany)*	1,343	278
		2,927
Internet Software & Services 2.7%
Alibaba Group Holding Ltd., ADR (China)*	6,493	1,159
Alphabet, Inc., Class A*	1,524	1,553
Baidu, Inc., ADR (China)*	1,319	331
Investments	Shares	Value (000)
CommerceHub, Inc.*	5,900	$134
eBay, Inc.*	19,332	732
Facebook, Inc., Class A*	8,205	1,411
Mail.Ru Group Ltd., GDR (Russia)*(f)	4,039	128
MercadoLibre, Inc. (Argentina)	1,420	482
MuleSoft, Inc., Class A*	14,000	624
Tencent Holdings Ltd. (China)	20,476	1,007
Yandex NV, Class A (Russia)*	4,174	139
		7,700
IT Services 0.8%
Blackhawk Network Holdings, Inc.*	19,400	871
Everi Holdings, Inc.*	85,478	548
MoneyGram International, Inc.*(a)	3,100	27
PayPal Holdings, Inc.*	6,523	487
Visa, Inc., Class A	3,840	487
		2,420
Life Sciences Tools & Services 0.5%
Gerresheimer AG (Germany)	16,668	1,356
Machinery 0.3%
Dover Corp.	6,217	576
Evoqua Water Technologies Corp.*	15,521	317
		893
Media 2.9%
Charter Communications, Inc., Class A*	505	137
China Literature Ltd. (China)*(f)	13	—	(g)
Discovery, Inc., Class C*	3,650	81
DISH Network Corp., Class A*	10,159	341
GCI Liberty, Inc., Class A*(a)	4,489	200
Global Eagle Entertainment, Inc.*	99,624	116
Gray Television, Inc.*	32,021	362
ITV plc (United Kingdom)	337,547	702

See Notes to Consolidated Financial Statements

9

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Investments	Shares	Value (000)
Liberty Global plc, Class C (United Kingdom)*	8,040	$234
Loral Space & Communications, Inc.*(a)	12,783	497
Nexstar Media Group, Inc., Class A	3,582	223
Sinclair Broadcast Group, Inc., Class A	13,565	385
Sirius XM Holdings, Inc.(a)	32,693	207
Stroeer SE & Co. KGaA (Germany)	31,790	2,327
Time Warner, Inc.(a)	19,165	1,817
Tribune Co. Litigation, Class 1C*(c)(d)(e)	300,000	—
Tribune Media Co., Class A(a)	13,400	506
Twenty-First Century Fox, Inc., Class B	3,400	123
		8,258
Metals & Mining 0.3%
Constellium NV, Class A (Netherlands)*	53,737	610
Pretium Resources, Inc. (Canada)*	58,941	397
		1,007
Multi-Utilities 0.2%
Ameren Corp.	1,472	86
Public Service Enterprise Group, Inc.	3,002	157
Sempra Energy	1,962	219
		462
Oil, Gas & Consumable Fuels 2.7%
Alta Mesa Resources, Inc.*(a)	200	2
Antero Midstream GP LP	29,144	502
Cheniere Energy, Inc.*	12,251	713
Devon Energy Corp.	15,180	551
Enbridge Energy Management LLC*(c)(d)(e)	2,364	—	(g)
EnLink Midstream LLC	997	15
EOG Resources, Inc.	3,575	422
Gener8 Maritime, Inc.*	19,338	111
Investments	Shares	Value (000)
Golar LNG Ltd. (Bermuda)	7,662	$246
Halcon Resources Corp.*	82,191	441
Kinder Morgan, Inc.	20,016	317
Midstates Petroleum Co., Inc.*	63,383	887
NextDecade Corp.*	18,990	128
ONEOK, Inc.	8,917	537
Pembina Pipeline Corp. (Canada)	13,411	427
Pioneer Natural Resources Co.	2,400	484
Plains GP Holdings LP, Class A	19,560	474
RSP Permian, Inc.*	5,500	273
SandRidge Energy, Inc.*	10,859	158
SM Energy Co.	11,829	283
Targa Resources Corp.	6,746	317
Tellurian, Inc.*	2,152	20
TransCanada Corp. (Canada)	3,743	159
Williams Cos., Inc. (The)	6,646	171
		7,638
Paper & Forest Products 0.1%
KapStone Paper and Packaging Corp.	8,800	303
Personal Products 0.2%
Edgewell Personal Care Co.*	12,593	555
Pharmaceuticals 0.9%
Akorn, Inc.*(a)	14,200	205
Allergan plc	10,812	1,661
Aralez Pharmaceuticals, Inc. (Canada)*(a)	345	—	(g)
Bristol-Myers Squibb Co.	6,615	345
Dr Reddy's Laboratories Ltd., ADR (India)	3,864	125
Hikma Pharmaceuticals plc (Jordan)	17,797	314
Teva Pharmaceutical Industries Ltd., ADR (Israel)	3,167	57
		2,707
Investments	Shares	Value (000)
Professional Services 0.8%
Ceridian HCM Holding, Inc.*	830	$26
Equifax, Inc.	5,480	614
IHS Markit Ltd.*	15,910	782
Intertrust NV (Netherlands)(f)	1,072	21
TriNet Group, Inc.*	15,555	804
		2,247
Road & Rail 0.2%
CSX Corp.	7,540	448
Semiconductors & Semiconductor Equipment 1.5%
Analog Devices, Inc.	5,710	499
Broadcom, Inc.	3,497	802
Cavium, Inc.*	9,000	675
Lattice Semiconductor Corp.*(a)	5,200	28
Microsemi Corp.*	6,900	446
NXP Semiconductors NV (Netherlands)*	16,050	1,684
QUALCOMM, Inc.(a)	1,100	56
		4,190
Software 1.0%
Activision Blizzard, Inc.	5,645	374
Dell Technologies, Inc., Class V*(a)	1,850	133
Micro Focus International plc, ADR (United Kingdom)	555	10
Microsoft Corp.	20,647	1,931
salesforce.com, Inc.*	3,170	383
		2,831
Specialty Retail 1.9%
AutoZone, Inc.*	1,437	897
Finish Line, Inc. (The), Class A	1,300	18
Hennes & Mauritz AB, Class B (Sweden)	16,569	285
Pets at Home Group plc (United Kingdom)	18,604	39
Sports Direct International plc (United Kingdom)*	426,928	2,364
Tiffany & Co.	17,999	1,851
		5,454

See Notes to Consolidated Financial Statements

10

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Investments	Shares	Value (000)
Technology Hardware, Storage & Peripherals 0.7%
Apple, Inc.	5,616	$928
Samsung Electronics Co. Ltd., GDR (South Korea)(f)	420	514
Western Digital Corp.	5,630	444
Xerox Corp.(a)	3,100	97
		1,983
Textiles, Apparel & Luxury Goods 0.9%
Burberry Group plc (United Kingdom)	2,333	59
Michael Kors Holdings Ltd.*	5,809	397
NIKE, Inc., Class B	7,412	507
PVH Corp.	6,582	1,051
Tapestry, Inc.	9,005	484
		2,498
Thrifts & Mortgage Finance 0.0%(b)
PHH Corp.*	6,000	64
Tobacco 0.3%
Philip Morris International, Inc.	11,120	912
Trading Companies & Distributors 0.5%
Brenntag AG (Germany)	26,556	1,521
Transportation Infrastructure 0.1%
Macquarie Infrastructure Corp.	9,471	359
Water Utilities 0.1%
American Water Works Co., Inc.	2,074	180
Wireless Telecommunication Services 0.2%
T-Mobile US, Inc.*	7,515	455
Total Common Stocks (Cost $95,690)		101,000
	Principal Amount
Asset-Backed Securities 6.9%
Allegro CLO III Ltd. Series 2015-1A, Class DR, (ICE LIBOR USD 3 Month + 2.65%), 5.01%, 7/25/2027(h)(i)	$1,000,000	1,001
Investments	Principal Amount	Value (000)
Atlas Senior Loan Fund V Ltd. Series 2014-1A, Class DR2, (ICE LIBOR USD 3 Month + 4.00%), 6.35%, 7/16/2029(h)(i)	$1,000,000	$1,011
Carlyle Global Market Strategies CLO Ltd. Series 2013-3A, Class CR, (ICE LIBOR USD 3 Month + 2.45%), 4.80%, 10/15/2030(h)(i)	1,000,000	993
Catamaran CLO Ltd. Series 2015-1A, Class DR, (ICE LIBOR USD 3 Month + 2.80%), 5.16%, 4/22/2027(h)(i)	1,000,000	1,001
CIFC Funding Ltd. Series 2016-1A, Class D, (ICE LIBOR USD 3 Month + 4.00%), 6.36%, 10/21/2028(h)(i)	1,000,000	1,012
CWABS Asset-Backed Certificates Trust Series 2005-7, Class AF4, 4.87%, 10/25/2035(j)	144,419	146
DT Auto Owner Trust Series 2015-1A, Class D, 4.26%, 2/15/2022(h)	1,274,434	1,282
Jamestown CLO III Ltd. Series 2013-3A, Class C, (ICE LIBOR USD 3 Month + 3.30%), 5.65%, 1/15/2026(h)(i)	1,250,000	1,252
JP Morgan Mortgage Acquisition Trust Series 2007-CH1, Class AF6, 4.96%, 11/25/2036(k)	139,750	140
Investments	Principal Amount	Value (000)
Madison Park Funding XIV Ltd. Series 2014-14A, Class DR, (ICE LIBOR USD 3 Month + 3.25%), 5.61%, 7/20/2026(h)(i)	$1,000,000	$1,002
Ocean Trails CLO V Series 2014-5A, Class DR, (ICE LIBOR USD 3 Month + 3.60%), 5.94%, 10/13/2026(h)(i)	1,000,000	1,002
OFSI Fund V Ltd. Series 2013-5A, Class B2L, (ICE LIBOR USD 3 Month + 5.25%), 7.60%, 4/17/2025(h)(i)	1,000,000	1,001
OHA Loan Funding Ltd. Series 2012-1A, Class DR, (ICE LIBOR USD 3 Month + 4.15%), 6.51%, 1/23/2027(h)(i)	1,000,000	1,011
OZLM XII Ltd. Series 2015-12A, Class C, (ICE LIBOR USD 3 Month + 3.70%, 3.70% Floor), 6.06%, 4/30/2027(h)(i)	1,000,000	1,002
Sound Harbor Loan Fund Ltd. Series 2014-1A, Class CR, (ICE LIBOR USD 3 Month + 3.90%), 6.26%, 10/30/2026(h)(i)	1,500,000	1,503
TICP CLO I Ltd. Series 2015-1A, Class DR, (ICE LIBOR USD 3 Month + 2.50%), 4.86%, 7/20/2027(h)(i)	1,362,500	1,344

See Notes to Consolidated Financial Statements

11

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Investments	Principal Amount	Value (000)
TICP CLO II-2 Ltd. Series 2018-IIA, Class C, (ICE LIBOR USD 3 Month + 2.95%, 2.95% Floor), 5.45%, 4/20/2028(h)(i)	$1,000,000	$995
Voya CLO Ltd. Series 2014-3A, Class CR, (ICE LIBOR USD 3 Month + 2.65%), 5.01%, 7/25/2026(h)(i)	1,000,000	1,001
Z Capital Credit Partners CLO Ltd. Series 2015-1A, Class DR, (ICE LIBOR USD 3 Month + 3.10%, 3.10% Floor), 5.45%, 7/16/2027(h)(i)	2,000,000	2,002
Total Asset-Backed Securities (Cost $19,686)		19,701
Commercial Mortgage-Backed Securities 6.4%
BAMLL Commercial Mortgage Securities Trust Series 2013-DSNY, Class F, (ICE LIBOR USD 1 Month + 3.50%, 3.50% Floor), 5.40%, 9/15/2026(h)(i)	3,000,000	2,996
Series 2014-ICTS, Class E, (ICE LIBOR USD 1 Month + 2.95%, 2.95% Floor), 4.85%, 6/15/2028(h)(i)	3,000,000	2,992
COMM Mortgage Trust Series 2014-PAT, Class E, (ICE LIBOR USD 1 Month + 3.15%, 3.15% Floor), 5.05%, 8/13/2027(h)(i)	4,800,000	4,852
Investments	Principal Amount	Value (000)
GS Mortgage Securities Trust Series 2013-GC12, Class D, 4.58%, 6/10/2046(h)(j)	$2,000,000	$1,729
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-PHH, Class E, (ICE LIBOR USD 1 Month + 3.55%), 5.45%, 8/15/2027(h)(i)	1,910,000	1,910
Series 2014-CBM, Class E, (ICE LIBOR USD 1 Month + 3.85%, 3.85% Floor), 5.75%, 10/15/2029(h)(i)	1,700,000	1,700
Lone Star Portfolio Trust Series 2015-LSP, Class E, (ICE LIBOR USD 1 Month + 5.60%, 5.60% Floor), 7.50%, 9/15/2028(h)(i)	1,109,189	1,119
Palisades Center Trust Series 2016-PLSD, Class D, 4.74%, 4/13/2033(h)	1,000,000	985
Total Commercial Mortgage-Backed Securities (Cost $18,279)		18,283
Loan Assignments 4.6%
Auto Components 0.0%(b)
Horizon Global Corporation, Term Loan B 2/16/2024(d)(l)(m)	64,000	65
Building Products 0.0%(b)
Janus International Group LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 0.03%), 4.90%, 2/12/2025(i)	51,000	50
Investments	Principal Amount	Value (000)
Capital Markets 0.1%
Crown Finance Holdings, Inc., Term Loan (ICE LIBOR USD 1 Month + 0.03%), 4.40%, 2/28/2025(i)	$178,000	$178
Chemicals 0.2%
Cyanco Intermediate Corp. 2nd Lien Term Loan (ICE LIBOR USD 6 Month + 0.08%), 9.67%, 3/6/2026(d)(i)	129,000	127
GrafTech International Ltd., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 0.04%), 5.40%, 2/12/2025(d)(i)	446,000	448
		575
Commercial Services & Supplies 0.1%
Paradigm Acquisition Corp., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.25%), 6.70%, 10/11/2024(i)	282,293	284
Paradigm Acquisition Corp., 2nd Lien Term Loan (ICE LIBOR USD 3 Month + 8.50%), 10.97%, 10/10/2025(d)(i)	129,000	130
		414
Diversified Telecommunication Services 0.3%
Intelsat Jackson Holdings SA, Term Loan (ICE LIBOR USD 3 Month + 0.04%), 5.71%, 11/27/2023(i)	71,000	71
Learning Care Group (US) No. 2 Inc., Term Loan (ICE LIBOR USD 3 Month + 0.03%), 5.42%, 3/13/2025(d)(i)	93,000	93

See Notes to Consolidated Financial Statements

12

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Investments	Principal Amount	Value (000)
Securus Holdings, Inc., Term Loan (ICE LIBOR USD 1 Month + 0.08%), 10.15%, 11/1/2025(i)	$271,000	$274
US TelePacific Corp., Term Loan (ICE LIBOR USD 3 Month + 0.05%), 7.30%, 5/2/2023(i)	376,053	367
		805
Energy Equipment & Services 0.5%
Seadrill Operating LP, Term Loan B (ICE LIBOR USD 3 Month + 3.00%), 8.30%, 2/21/2021(i)(l)(m)	1,744,601	1,491
Food Products 0.1%
Del Monte Foods, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.15%, 2/18/2021(i)	81,720	69
Give & Go Prepared Foods Corp., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 4.25%), 6.19%, 7/29/2023(d)(i)	355,215	356
		425
Health Care Providers & Services 1.1%
21st Century Oncology Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 0.06%), 8.48%, 1/16/2023(i)	3,307,349	3,172
Capital Vision Services LLC, 2nd Lien Term Loan (ICE LIBOR USD 3 Month + 0.07%), 8.54%, 2/6/2026(d)(i)	83,000	82
Investments	Principal Amount	Value (000)
Capital Vision Services LLC, Term Loan (ICE LIBOR USD 3 Month + 0.03%), 4.79%, 2/6/2025(i)	$22,000	$22
		3,276
Household Durables 0.0%(b)
Traeger Pellet Grills LLC, 2nd Lien Term Loan (ICE LIBOR USD 3 Month + 8.50%), 10.80%, 9/25/2025(d)(i)	114,000	115
Insurance 0.9%
AmTrust Financial Services, Inc., 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 0.09%), 10.40%, 3/2/2026(d)(i)	254,000	253
AmTrust Financial Services, Inc., Term Loan B (ICE LIBOR USD 1 Month + 0.05%), 6.40%, 2/28/2025(i)	150,000	151
Confie Seguros Holding II Co., 2nd Lien Term Loan (ICE LIBOR USD 3 Month + 0.10%), 11.48%, 5/8/2019(i)	1,218,000	1,183
Confie Seguros Holding II Co., Term Loan B (ICE LIBOR USD 3 Month + 0.05%), 7.23%, 4/19/2022(i)	860,113	861
		2,448
IT Services 0.2%
Access CIG LLC,	172,086	174
Term Loan (ICE LIBOR USD 1 Month + 0.04%), 5.65%, 2/27/2025(i)
Investments	Principal Amount	Value (000)
Convergint	$206,839	$206 Technologies LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 0.03%), 5.30%, 2/3/2025(d)(i)
Syniverse Holdings, Inc., Term Loan (ICE LIBOR USD 6 Month + 0.05%), 6.90%, 3/9/2023(i)	139,000	140
		520
Leisure Products 0.1%
PlayCore, Inc., 2nd Lien Term Loan (ICE LIBOR USD 3 Month + 7.75%), 10.20%, 9/29/2025(d)(i)	238,000	235
Machinery 0.1%
HydroChem LLC, 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 8.50%), 10.40%, 10/11/2025(d)(i)	218,000	216
Media 0.2%
Cenveo Corp. Term Loan (ICE LIBOR USD 1 Month + 0.08%), 9.92%, 11/2/2018(c)(d)(i)	499,410	489
Mortgage Real Estate Investment Trusts (REITs) 0.0%(b)
DTZ US Borrower LLC, Term Loan (ICE LIBOR USD 3 Month + 0.03%), 5.36%, 11/4/2021(i)	22,941	23
Multiline Retail 0.2%
JC Penney Corp., Inc., Term Loan (ICE LIBOR USD 3 Month + 4.25%), 6.23%, 6/23/2023(i)	680,834	663

See Notes to Consolidated Financial Statements

13

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Investments	Principal Amount	Value (000)
Oil, Gas & Consumable Fuels 0.1%
Southcross Energy Partners LP, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 4.25%), 6.55%, 8/4/2021(i)	$334,613	$330
Software 0.3%
Digicert Holdings, Inc., Term Loan (ICE LIBOR USD 1 Month + 8.00%), 9.90%, 10/31/2025(i)	137,000	137
Mcafee LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.50%), 6.40%, 9/30/2024(i)	345,265	350
Mcafee LLC, Term Loan (ICE LIBOR USD 1 Month + 8.50%), 10.40%, 9/29/2025(i)	260,000	263
		750
Specialty Retail 0.1%
Mavis Tire Express, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 0.03%), 5.15%, 3/15/2025(d)(i)	127,576	127
Mavis Tire Express, Delayed Draw 1st Lien Term Loan (ICE LIBOR USD 6 Month + 0.03%), 0.15%, 3/15/2025(d)(i)	608	1
Trico Group LLC, 1st Lien Term Loan (ICE LIBOR USD 6 Month + 0.07%), 8.48%, 2/2/2024(d)(i)	75,000	75
		203
Total Loan Assignments (Cost $13,216)		13,271
Investments	Principal Amount	Value (000)
Corporate Bonds 3.4%
Beverages 0.3%
CEDC Finance Corp. International, Inc. (Poland) 10.00%, 12/31/2022(h)	$950,708	$776
Capital Markets 0.2%
Compass Diversified Holdings 8.00%, 5/1/2026(h)	469,000	466
Chemicals 0.2%
Hexion, Inc. 6.63%, 4/15/2020	214,000	201
4/15/2020 10.00%,	215,000	212
2/1/2022(h) 10.38%,	215,000	209
Momentive Performance Materials, Inc. 10.00%, 10/15/2020(c)(d)(e)(n)	613,000	—
		622
Commercial Services & Supplies 0.7%
Corporate Risk Holdings LLC 9.50%, 7/1/2019(h)	2,026,000	2,112
Construction & Engineering 0.1%
ABG Orphan Holdco Sarl (Spain) 5.00%, 2/28/2021(f)(o)	238,310	253
Diversified Telecommunication Services 0.4%
Frontier Communications Corp. 9.00%, 8/15/2031	431,000	264
Intelsat Jackson Holdings SA (Luxembourg) 9.75%, 7/15/2025(h)	951,000	932
		1,196
Equity Real Estate Investment Trusts (REITs) 0.1%
VICI Properties 1 LLC 8.00%, 10/15/2023	190,842	212
Investments	Principal Amount	Value (000)
Independent Power and Renewable Electricity Producers 0.5%
GenOn Energy, Inc. 9.50%, 10/15/2018(n)	$168,000	$137
10/15/2020(n) 9.88%,	1,657,000	1,355
		1,492
Internet & Direct Marketing Retail 0.2%
Netflix, Inc. 4.38%, 11/15/2026	777,000	728
Media 0.3%
AMC Networks, Inc. 4.75%, 8/1/2025	246,000	233
Cenveo Corp. 6.00%, 8/1/2019(h)(n)	1,569,000	643
		876
Oil, Gas & Consumable Fuels 0.4%
Cobalt International Energy, Inc. 7.75%, 12/1/2023(n)	1,001,000	525
Denbury Resources, Inc. 9.00%, 5/15/2021(h)	144,000	151
3/31/2022(h) 9.25%,	378,000	393
Jones Energy Holdings LLC 9.25%, 3/15/2023(h)	118,000	115
Midstates Petroleum Co., Inc. Escrow 10.00%, 6/1/2020(c)(d)(e)(n)	1,848,000	—
		1,184
Total Corporate Bonds (Cost $10,727)		9,917
Collateralized Mortgage Obligations 2.1%
Alternative Loan Trust Series 2005-21CB, Class A17, 6.00%, 6/25/2035	1,046,116	1,039
Chase Mortgage Finance Trust Series 2007-A2, Class 3A2, 3.79%, 7/25/2037(j)	261,883	258

See Notes to Consolidated Financial Statements

14

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Investments	Principal Amount	Value (000)
Citicorp Mortgage Securities Trust Series 2006-3, Class 1A10, 6.25%, 6/25/2036	$1,602,445	$1,642
FNMA Series 2016-C05, Class 2M2, (ICE LIBOR USD 1 Month + 4.45%, 4.45% Floor), 6.35%, 1/25/2029(i)	1,000,000	1,126
Class 1M2, (ICE LIBOR USD 1 Month + 4.25%), 6.15%, 4/25/2029(i) Series 2016-C06,	1,000,000	1,138
MASTR Alternative Loan Trust Series 2004-10, Class 4A1, 6.00%, 9/25/2019	43,303	44
WaMu Mortgage Pass-Through Certificates Trust Series 2004-S1, Class 1A11, 5.50%, 3/25/2034	91,008	91
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust Series 2005-1, Class 1A1, 5.50%, 3/25/2035	412,587	406
Wells Fargo Mortgage Backed Securities Trust Series 2007-14, Class 1A1, 6.00%, 10/25/2037	360,757	357
Total Collateralized Mortgage Obligations (Cost $5,992)		6,101
	Shares
Master Limited Partnerships 2.0%
Capital Markets 0.2%
Blackstone Group LP (The)	14,030	434
Energy Equipment & Services 0.1%
USA Compression Partners LP	13,843	248
Investments	Shares	Value (000)
Oil, Gas & Consumable Fuels 1.7%
Boardwalk Pipeline	18,201	$207 Partners LP
Crestwood Equity Partners LP	12,768	349
Enable Midstream Partners LP	9,627	138
Energy Transfer Equity LP	33,566	530
Energy Transfer Partners LP	12,366	223
EnLink Midstream Partners LP	1,473	21
Enterprise Products Partners LP	26,539	712
EQT GP Holdings LP	15,181	379
EQT Midstream Partners LP	752	42
Magellan Midstream Partners LP	4,430	292
MPLX LP	11,147	394
NGL Energy Partners LP	3,950	50
Noble Midstream Partners LP	11,849	533
Oasis Midstream Partners LP	22,053	394
Plains All American Pipeline LP	4,551	107
Summit Midstream Partners LP	1,556	24
Western Gas Equity Partners LP	7,786	264
Western Gas Partners LP	1,907	92
Williams Partners LP	7,312	266
		5,017
Total Master Limited Partnerships (Cost $5,921)		5,699
	Principal Amount
Convertible Bonds 0.7%
Internet Software & Services 0.3%
Twitter, Inc. 0.25%, 9/15/2019	$743,000	711
Media 0.4%
DISH Network Corp. 3.38%, 8/15/2026	1,397,000	1,268
Oil, Gas & Consumable Fuels 0.0%(b)
Cobalt International Energy, Inc. 2.63%, 12/1/2019(n)	318,000	—	(g)
Total Convertible Bonds (Cost $2,293)		1,979
Investments	Shares	Value (000)
Closed End Funds 0.4%
Internet Software & Services 0.4%
Altaba, Inc.*(a) (Cost $543)	14,700	$1,030
Preferred Stocks 0.1%
Media 0.0%(b)
GCI Liberty, Inc., Series A, 5.00%, 3/10/2039(a)(p)	1,860	44
Thrifts & Mortgage Finance 0.1%
FNMA, Series S (ICE LIBOR USD 3 Month + 4.23%), 8.25%, 12/31/2020*(i)(p)	27,385	175
Total Preferred Stocks (Cost $281)		219
	Principal Amount
U.S. Treasury Obligations 0.1%
U.S. Treasury Bonds 3.00%, 2/15/2047 (Cost $193)	$185,000	181
	No. of Rights
Rights 0.0%(b)
Biotechnology 0.0%(b)
Ambit Biosciences Corp. (Daiichi Sankyo Co. Ltd.), CVR*(c)(d)(e)	70,000	42
Chelsea Therapeutics, Inc. Escrow (H Lundbeck A/S), CVR (Denmark)*(c)(d)(e)	3,500	—
Dyax Corp., CVR*(c)(d)(e)	40,350	45
Tobira Therapeutics, Inc., CVR*(c)(d)(e)	6,900	1
		88
Health Care Providers & Services 0.0%(b)
Community Health Systems, Inc., CVR*(a)	19,082	—	(g)
Media 0.0%
Media General, Inc., CVR*(c)(d)(e)	76,116	—

See Notes to Consolidated Financial Statements

15

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Investments	No. of Rights	Value (000)
Pharmaceuticals 0.0%
Omthera Pharmaceuticals, Inc. (AstraZeneca plc), CVR (United Kingdom)*(c)(d)(e)	100	$—
Total Rights (Cost $24)		88
	No. of Warrants
Warrants 0.0%(b)
Capital Markets 0.0%(b)
J2 Acquisition Ltd., expiring 9/7/2027*	9,800	5
Matlin and Partners Acquisition Corp., expiring 5/28/2021*	21,837	11
Mudrick Capital Acquisition Corp., expiring 3/12/2019*	17,596	10
Osprey Energy Acquisition Corp., expiring 8/15/2022*(a)	9,300	7
		33
Thrifts & Mortgage Finance 0.0%(b)
Ditech Holding Corp., expiring 1/31/2028*(c)(e)	7,904	1
Total Warrants (Cost $9)		34
	Shares
Short-Term Investments 29.4%
Investment Companies 29.4%
Morgan Stanley Institutional Liquidity Funds Treasury Portfolio Institutional Class, 1.58%(q)(r)	84,486,084	84,486
Western Asset Institutional US Treasury Reserves Ltd., 1.00%(q)(r)	58,562	59
Total Investment Companies (Cost $84,545)		84,545
Total Options Purchased 0.0%(b)(s) (Cost $216)		117
Total Long Positions (Cost $257,615)		262,165
Investments	Shares	Value (000)
Short Positions (8.8)%(t)
Common Stocks (7.5)%
Aerospace & Defense (0.1)%
United Technologies Corp.	(1,539)	$(185)
Airlines (0.1)%
Exchange Income Corp. (Canada)	(18,695)	(442)
Automobiles (0.3)%
Harley-Davidson, Inc.	(12,520)	(515)
Tesla, Inc.*	(970)	(285)
		(800)
Banks (1.0)%
Banco BPM SpA (Italy)*	(138,335)	(502)
Canadian Imperial Bank of Commerce (Canada)	(4,515)	(393)
Laurentian Bank of Canada (Canada)	(10,160)	(390)
National Bank of Canada (Canada)	(6,460)	(307)
Societe Generale SA (France)	(7,600)	(416)
UniCredit SpA (Italy)	(23,000)	(499)
Wells Fargo & Co.	(6,915)	(359)
		(2,866)
Capital Markets (0.2)%
Deutsche Bank AG (Registered) (Germany)	(33,605)	(459)
Commercial Services & Supplies (0.2)%
Stericycle, Inc.*	(7,966)	(468)
Construction & Engineering (0.1)%
Badger Daylighting Ltd. (Canada)	(22,815)	(439)
Diversified Consumer Services (0.2)%
Adtalem Global Education, Inc.*	(9,490)	(452)
Diversified Telecommunication Services (0.1)%
AT&T, Inc.	(5,836)	(191)
Electric Utilities (0.0)%(b)
Great Plains Energy, Inc.	(3,600)	(118)
Electrical Equipment (0.2)%
Acuity Brands, Inc.	(3,965)	(475)
Investments	Shares	Value (000)
Electronic Equipment, Instruments & Components (0.2)%
Ingenico Group SA (France)	(5,995)	$(524)
Energy Equipment & Services (0.2)%
Helmerich & Payne, Inc.	(955)	(67)
Keane Group, Inc.*	(6,558)	(102)
Patterson-UTI Energy, Inc.	(2,429)	(52)
ProPetro Holding Corp.*	(7,326)	(134)
RPC, Inc.	(6,617)	(119)
Superior Energy Services, Inc.*	(4,862)	(52)
		(526)
Equity Real Estate Investment Trusts (REITs) (0.4)%
AvalonBay Communities, Inc.	(2,420)	(395)
Equity Residential	(6,700)	(413)
Prologis, Inc.	(306)	(20)
Simon Property Group, Inc.	(2,820)	(441)
		(1,269)
Food & Staples Retailing (0.1)%
CVS Health Corp.	(3,126)	(218)
Health Care Providers & Services (0.1)%
Cardinal Health, Inc.	(6,420)	(412)
Hotels, Restaurants & Leisure (0.1)%
Papa John's International, Inc.	(5,563)	(345)
Household Durables (0.1)%
Lennar Corp., Class A	(4,550)	(241)
Household Products (0.1)%
Spectrum Brands Holdings, Inc.	(2,453)	(177)
Industrial Conglomerates (0.2)%
General Electric Co.	(31,500)	(443)
Internet Software & Services (0.5)%
Alibaba Group Holding Ltd., ADR (China)*	(4,557)	(814)
Zillow Group, Inc., Class C*	(12,900)	(625)
		(1,439)

See Notes to Consolidated Financial Statements

16

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Investments	Shares	Value (000)
IT Services (0.3)%
Alliance Data Systems Corp.	(1,705)	$(346)
iPayment Holdings, Inc.*(c)(d)	(305,871)	(123)
Western Union Co. (The)	(23,145)	(457)
		(926)
Media (0.7)%
Discovery, Inc., Class A*	(2,010)	(48)
EW Scripps Co. (The), Class A	(27,429)	(305)
MSG Networks, Inc., Class A*	(18,669)	(383)
New Media Investment Group, Inc.	(25,353)	(420)
Omnicom Group, Inc.	(7,230)	(533)
SES SA, FDR (Luxembourg)	(15,027)	(232)
Sinclair Broadcast Group, Inc., Class A	(1,919)	(54)
Twenty-First Century Fox, Inc., Class A	(3,400)	(124)
		(2,099)
Multi-Utilities (0.0)%(b)
CenterPoint Energy, Inc.	(1,796)	(45)
Oil, Gas & Consumable Fuels (0.1)%
Concho Resources, Inc.*	(1,760)	(276)
Euronav NV (Belgium)	(727)	(6)
		(282)
Personal Products (0.1)%
Herbalife Nutrition Ltd.*	(3,590)	(379)
Professional Services (0.1)%
Nielsen Holdings plc	(11,795)	(371)
Semiconductors & Semiconductor Equipment (0.2)%
KLA-Tencor Corp.	(1,875)	(191)
Marvell Technology Group Ltd. (Bermuda)	(19,627)	(393)
		(584)
Investments	Shares	Value (000)
Software (0.4)%
Ellie Mae, Inc.*	(5,885)	$(570)
Micro Focus International plc (United Kingdom)	(555)	(10)
salesforce.com, Inc.*	(974)	(118)
Snap, Inc., Class A*	(25,200)	(361)
VMware, Inc., Class A*	(836)	(111)
		(1,170)
Specialty Retail (0.4)%
Bed Bath & Beyond, Inc.	(6,499)	(114)
Gap, Inc. (The)	(8,236)	(241)
L Brands, Inc.	(3,036)	(106)
Michaels Cos., Inc. (The)*	(5,236)	(98)
Sally Beauty Holdings, Inc.*	(12,328)	(213)
Signet Jewelers Ltd.	(2,117)	(82)
Tailored Brands, Inc.	(3,213)	(101)
TJX Cos., Inc. (The)	(4,020)	(341)
		(1,296)
Textiles, Apparel & Luxury Goods (0.3)%
Fossil Group, Inc.*	(63,341)	(947)
Thrifts & Mortgage Finance (0.4)%
BofI Holding, Inc.*	(6,218)	(251)
Genworth MI Canada, Inc. (Canada)	(12,600)	(407)
Home Capital Group, Inc. (Canada)*	(35,960)	(403)
		(1,061)
Total Common Stocks (Proceeds $(22,158))		(21,649)
Exchange Traded Funds (0.8)%
Alerian MLP ETF	(141,913)	(1,433)
SPDR S&P Oil & Gas Equipment & Services ETF	(8,678)	(148)
SPDR S&P Oil & Gas Exploration & Production ETF	(15,856)	(625)
VanEck Vectors Oil Services ETF	(1,914)	(52)
Total Exchange Traded Funds (Proceeds $(2,325))	(2,258)
Investments	Principal Amount	Value (000)
Corporate Bonds (0.4)%
Diversified Telecommunication Services (0.1)%
Frontier Communications Corp. 10.50%, 9/15/2022	$(433,000)	$(385)
Multiline Retail (0.1)%
Macy's Retail Holdings, Inc. 4.50%, 12/15/2034	(406,000)	(346)
Oil, Gas & Consumable Fuels (0.1)%
SM Energy Co. 6.50%, 1/1/2023	(131,000)	(133)
6.75%, 9/15/2026	(115,000)	(118)
		(251)
Specialty Retail (0.1)%
Gap, Inc. (The) 5.95%, 4/12/2021	(226,000)	(238)
Total Corporate Bonds (Proceeds $(1,217))		(1,220)
	Shares
Master Limited Partnerships (0.1)%
Oil, Gas & Consumable Fuels (0.1)%
Andeavor Logistics LP	(3,028)	(128)
Shell Midstream Partners LP	(595)	(13)
Spectra Energy Partners LP	(357)	(13)
Total Master Limited Partnerships (Proceeds $(160))		(154)
Preferred Stocks (0.0)%(b)
IT Services (0.0)%(b)
iPayment Holdings, Inc., 0.00%,*(c)(d) (Proceeds $(306))	(1,958)	(108)
Total Short Positions (Proceeds $(26,166))		(25,389)
Total Investments 82.4% (Cost $231,449)		236,776
Other Assets Less Liabilities 17.6%(u)(v)		50,561
Net Assets 100.0%		$287,337

See Notes to Consolidated Financial Statements

17

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

*  Non-income producing security.

(a)  All or a portion of this security is pledged with the custodian for securities sold short and/or options written.

(b)  Represents less than 0.05% of net assets.

(c)  Illiquid security.

(d)  Value determined using significant unobservable inputs.

(e)  Security fair valued as of April 30, 2018 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at April 30, 2018 amounted to approximately $96,000, which represents 0.0% of net assets of the Fund.

(f)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale. At April 30, 2018, the total value of these securities amounted to approximately $1,953,000 which represents 0.7% of net assets of the Fund.

(g)  Amount less than one thousand.

(h)  Securities were purchased or sold short under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2018, these securities amounted to approximately $43,495,000 of long positions, which represents 15.1% of net assets of the Fund. Securities denoted with "(h)" but without "(c)" have been deemed by the investment manager to be liquid.

(i)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2018 and changes periodically.

(j)  Variable or floating rate security where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of April 30, 2018.

(k)  Step bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future at a contingent upon predetermined trigger. The interest rate shown was the current rate as of April 30, 2018.

(l)  All or a portion of this security was purchased on a delayed delivery basis.

(m)  All or a portion of this security had not settled as of April 30, 2018 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(n)  Defaulted security.

(o)  Payment in-kind security.

(p)  Perpetual security. The rate reflected was the rate in effect on April 30, 2018. The maturity date reflects the next call date.

(q)  Represents 7-day effective yield as of April 30, 2018.

(r)  All or a portion of this security is segregated in connection with obligations for futures, swaps, options written, and/or forward foreign currency contracts with a total value of approximately $83,746,000.

(s)  See "Purchased option contracts" under Derivative Instruments.

(t)  At April 30, 2018 the Fund had approximately $20,533,000 deposited in one or more accounts to satisfy collateral requirements for borrowing in connection with securities sold short.

See Notes to Consolidated Financial Statements

18

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

(u)  Includes the impact of the Fund's open positions in derivatives at April 30, 2018.

(v)  As of April 30, 2018, the value of unfunded loan commitments was approximately $87,000 (See Note A of the Notes to Consolidated Financial Statements).

Abbreviations

ADR  American Depositary Receipt

CLO  Collateralized Loan Obligations

CVR  Contingent Value Rights

ETF  Exchange Traded Fund

FDR  Fiduciary Depositary Receipt

FNMA  Federal National Mortgage Association

GDR  Global depositary receipt

ICE  Intercontinental Exchange

LIBOR  London Interbank Offered Rate

PJSC  Public Joint Stock Company

SA  Société Anonyme

SpA  Società per Azioni

SPDR  Standard & Poor's Depositary Receipts

USD  United States Dollar

Derivative Instruments

Futures contracts ("futures")

At April 30, 2018, open positions in futures for the Fund were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long Contracts
Brent Crude Oil	48	5/2018	$3,585,120	$37,359
Hang Seng Index	1	5/2018	195,352	3,973
NY Harbor ULSD	27	5/2018	2,437,306	27,015
RBOB Gasoline	19	5/2018	1,700,378	16,670
SGX NIFTY 50 Index	46	5/2018	992,220	7,946
WTI Crude Oil	32	5/2018	2,194,240	22,677
100 oz Gold	4	6/2018	527,680	(14,638)
EURO STOXX 50 Index	8	6/2018	335,616	4,142
Euro-Bobl	39	6/2018	6,169,628	(4,839)
Euro-BTP	9	6/2018	1,510,816	26,250
Euro-BTP	48	6/2018	8,057,687	29,599
Euro-Bund	25	6/2018	4,792,361	1,804
Euro-Buxl	6	6/2018	1,184,945	(7,758)
Euro-OAT	2	6/2018	371,482	(1,121)
Foreign Exchange USD/NOK	2	6/2018	199,444	5,969
Foreign Exchange USD/SEK	3	6/2018	298,950	18,166
FTSE 100 Index	7	6/2018	718,913	8,859
See Notes to Consolidated Financial Statements

19

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long Gilt	5	6/2018	$841,577	$1,647
Long Gilt	9	6/2018	1,514,838	7,111
Low Sulphur Gasoil	36	6/2018	2,341,800	33,805
NASDAQ 100 E-Mini Index	1	6/2018	132,260	(4,202)
Nikkei 225 Mini Index	17	6/2018	350,046	6,187
Russell 2000 E-Mini Index	3	6/2018	231,570	(5,925)
Cocoa	33	7/2018	932,250	67,022
Copper	3	7/2018	230,550	(6,768)
Corn	20	7/2018	400,750	5,388
Cotton No. 2	15	7/2018	628,800	2,750
Wheat	1	7/2018	25,525	(127)
3 Month Sterling	111	12/2019	18,864,851	(102)
3 Month Euro Euribor	107	9/2020	32,199,930	3,204
Total Long Contracts			$93,966,885	$292,063
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short Contracts
Canada 10 Year Bond	(27)	6/2018	$(2,764,243)	$(9,280)
Canada 10 Year Bond	(11)	6/2018	(1,126,173)	(1,903)
CBOE Volatility Index	(1)	6/2018	(16,925)	(325)
Foreign Exchange AUD/USD	(114)	6/2018	(8,584,200)	266,066
Foreign Exchange CAD/USD	(7)	6/2018	(545,580)	411
Foreign Exchange CHF/USD	(2)	6/2018	(253,300)	10,844
Foreign Exchange EUR/USD	(163)	6/2018	(24,700,613)	595,929
Foreign Exchange GBP/USD	(18)	6/2018	(1,549,800)	3,159
Foreign Exchange JPY/USD	(13)	6/2018	(1,491,425)	26,788
Foreign Exchange NZD/USD	(11)	6/2018	(774,180)	32,890
Japan 10 Year Bond	(11)	6/2018	(15,157,702)	8,883
Live Cattle	(11)	6/2018	(466,840)	(2,888)
S&P 500 E-Mini Index	(21)	6/2018	(2,779,350)	131,950
S&P 500 E-Mini Index	(1)	6/2018	(132,350)	1,223
Sugar No. 11	(49)	6/2018	(644,840)	8,639
U.S. Treasury 10 Year Note	(68)	6/2018	(8,134,500)	5,929
U.S. Treasury 10 Year Note	(13)	6/2018	(1,555,125)	(2,069)
U.S. Treasury 5 Year Note	(59)	6/2018	(6,696,961)	7,485
U.S. Treasury Long Bond	(21)	6/2018	(3,020,719)	(12,591)
Coffee 'C'	(13)	7/2018	(598,650)	(14,322)
Silver	(4)	7/2018	(328,020)	1,522
3 Month Canadian Bankers' Acceptance	(64)	3/2019	(12,171,814)	(3,380)
3 Month Eurodollar	(212)	3/2020	(51,415,299)	54,925

See Notes to Consolidated Financial Statements

20

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
3 Month Eurodollar	(204)	9/2020	$(49,464,900)	$49,489
Total Short Contracts			$(194,373,509)	$1,159,374
Total Futures				$1,451,437

For the six months ended April 30, 2018, the average notional value of futures for the Fund was $38,285,725 for long positions and $(120,272,484) for short positions. The Fund had $2,466,435 deposited in segregated accounts to cover margin requirements on open futures.

Forward foreign currency contracts ("forward contracts")

At April 30, 2018, open forward contracts for the Fund were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
USD	1,021,562	CHF	982,581	JPMorgan Chase Bank, NA	5/11/2018	$29,245
USD	4,349,668	EUR	3,524,104	JPMorgan Chase Bank, NA	5/11/2018	91,217
USD	4,736,290	GBP	3,332,902	JPMorgan Chase Bank, NA	5/11/2018	146,027
USD	2,430,738	HKD	19,064,560	JPMorgan Chase Bank, NA	5/11/2018	1,017
USD	296,626	SEK	2,491,973	JPMorgan Chase Bank, NA	5/11/2018	11,835
AUD	420,000	JPY	34,168,208	Societe Generale	6/20/2018	2,610
CAD	590,000	USD	458,396	Societe Generale	6/20/2018	1,664
EUR	2,139,038	PLN	9,040,000	Societe Generale	6/20/2018	15,475
EUR	650,000	TRY	3,170,614	Societe Generale	6/20/2018	19,463
INR**	36,580,000	USD	544,583	Societe Generale	6/20/2018	2,322
JPY	345,239,943	AUD	4,170,000	Societe Generale	6/20/2018	29,146
KRW**	75,310,000	USD	70,075	Societe Generale	6/20/2018	328
MXN	16,410,000	USD	867,095	Societe Generale	6/20/2018	3,449
PHP**	9,490,000	USD	181,912	Societe Generale	6/20/2018	1,281
TRY	1,475,487	EUR	290,000	Societe Generale	6/20/2018	6,079
TRY	980,000	USD	231,950	Societe Generale	6/20/2018	5,583
TRY	230,000	ZAR	682,863	Societe Generale	6/20/2018	1,329
USD	7,290,680	AUD	9,490,000	Societe Generale	6/20/2018	145,093
USD	3,016,746	BRL**	10,250,000	Societe Generale	6/20/2018	105,077
USD	1,994,765	CAD	2,550,000	Societe Generale	6/20/2018	6,373
USD	2,422,751	CHF	2,310,000	Societe Generale	6/20/2018	81,508
USD	393,250	CLP**	239,420,000	Societe Generale	6/20/2018	2,966
USD	12,251,230	EUR	9,940,000	Societe Generale	6/20/2018	201,509
USD	3,940,646	GBP	2,810,000	Societe Generale	6/20/2018	62,661
USD	669,718	HUF	172,159,997	Societe Generale	6/20/2018	4,915
USD	2,223,410	ILS	7,800,000	Societe Generale	6/20/2018	49,630
USD	4,044,049	INR**	267,090,000	Societe Generale	6/20/2018	50,807
USD	5,344,814	JPY	571,600,001	Societe Generale	6/20/2018	98,048
USD	976,901	KRW**	1,041,870,000	Societe Generale	6/20/2018	2,919
USD	2,099,639	MXN	39,220,000	Societe Generale	6/20/2018	19,033
USD	3,189,741	NOK	25,090,000	Societe Generale	6/20/2018	56,550

See Notes to Consolidated Financial Statements

21

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
USD	3,225,280	NZD	4,500,000	Societe Generale	6/20/2018	$59,456
USD	2,636,040	PLN	9,080,000	Societe Generale	6/20/2018	47,071
USD	1,798,435	SEK	14,950,000	Societe Generale	6/20/2018	84,492
USD	5,388,633	SGD	7,100,000	Societe Generale	6/20/2018	28,283
USD	129,270	THB	4,030,000	Societe Generale	6/20/2018	1,397
USD	1,103,422	TRY	4,470,000	Societe Generale	6/20/2018	19,980
USD	837,958	ZAR	10,340,000	Societe Generale	6/20/2018	13,932
ZAR	1,007,818	TRY	330,000	Societe Generale	6/20/2018	331
CAD	3,638,000	USD	2,784,793	JPMorgan Chase Bank, NA	6/21/2018	52,061
USD	308,029	CAD	394,000	JPMorgan Chase Bank, NA	6/21/2018	794
USD	796,367	EUR	642,977	JPMorgan Chase Bank, NA	6/29/2018	16,346
USD	669,248	SEK	5,556,502	JPMorgan Chase Bank, NA	6/29/2018	31,749
Total unrealized appreciation						$1,611,051
USD	15,901	TRY	65,815	JPMorgan Chase Bank, NA	5/11/2018	$(256)
AUD	2,210,000	JPY	183,587,490	Societe Generale	6/20/2018	(21,125)
AUD	5,510,000	USD	4,292,893	Societe Generale	6/20/2018	(144,086)
BRL**	3,560,000	USD	1,061,360	Societe Generale	6/20/2018	(50,088)
CAD	3,320,000	USD	2,631,534	Societe Generale	6/20/2018	(42,724)
CHF	1,580,000	USD	1,659,574	Societe Generale	6/20/2018	(58,205)
CLP**	889,760,000	USD	1,478,931	Societe Generale	6/20/2018	(28,510)
EUR	65,683	PLN	280,000	Societe Generale	6/20/2018	(212)
EUR	650,000	TRY	3,329,745	Societe Generale	6/20/2018	(19,107)
EUR	9,840,000	USD	12,214,553	Societe Generale	6/20/2018	(286,059)
GBP	5,130,000	USD	7,224,206	Societe Generale	6/20/2018	(144,472)
HUF	250,370,001	USD	994,343	Societe Generale	6/20/2018	(27,527)
ILS	3,140,000	USD	913,539	Societe Generale	6/20/2018	(38,454)
INR**	139,070,000	USD	2,120,535	Societe Generale	6/20/2018	(41,309)
JPY	66,007,878	AUD	810,000	Societe Generale	6/20/2018	(4,005)
JPY	604,950,001	USD	5,716,841	Societe Generale	6/20/2018	(163,951)
KRW**	3,265,860,000	USD	3,075,440	Societe Generale	6/20/2018	(22,387)
MXN	68,520,000	USD	3,723,713	Societe Generale	6/20/2018	(88,751)
NOK	27,950,000	USD	3,607,313	Societe Generale	6/20/2018	(116,973)
NZD	4,320,000	USD	3,163,993	Societe Generale	6/20/2018	(124,801)
PLN	9,340,000	EUR	2,220,601	Societe Generale	6/20/2018	(28,812)
PLN	9,100,000	USD	2,676,403	Societe Generale	6/20/2018	(81,731)
SEK	4,570,000	USD	551,207	Societe Generale	6/20/2018	(27,279)
SGD	10,290,000	USD	7,847,413	Societe Generale	6/20/2018	(78,679)
THB	39,670,000	USD	1,273,031	Societe Generale	6/20/2018	(14,300)
TRY	2,145,719	EUR	430,000	Societe Generale	6/20/2018	(1,183)
TRY	4,320,000	USD	1,057,363	Societe Generale	6/20/2018	(10,276)
TRY	60,000	ZAR	182,903	Societe Generale	6/20/2018	(33)
USD	1,975,330	CAD	2,550,000	Societe Generale	6/20/2018	(13,063)
USD	812,072	GBP	590,000	Societe Generale	6/20/2018	(2,167)
USD	303,157	INR**	20,380,000	Societe Generale	6/20/2018	(1,543)

See Notes to Consolidated Financial Statements

22

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
USD	532,706	JPY	58,060,000	Societe Generale	6/20/2018	$(232)
USD	1,637,838	KRW**	1,760,360,000	Societe Generale	6/20/2018	(7,816)
USD	1,713,653	MXN	32,560,000	Societe Generale	6/20/2018	(13,644)
USD	1,809,656	PHP**	94,950,000	Societe Generale	6/20/2018	(23,239)
USD	1,712,656	SGD	2,270,000	Societe Generale	6/20/2018	(1,147)
USD	21,531	THB	680,000	Societe Generale	6/20/2018	(46)
USD	829,503	TRY	3,460,000	Societe Generale	6/20/2018	(9,134)
ZAR	1,605,672	TRY	550,000	Societe Generale	6/20/2018	(5,348)
ZAR	15,000,000	USD	1,247,203	Societe Generale	6/20/2018	(51,804)
CAD	461,000	USD	362,920	JPMorgan Chase Bank, NA	6/21/2018	(3,440)
EUR	1,602,000	USD	1,979,554	JPMorgan Chase Bank, NA	6/21/2018	(37,377)
USD	101,205	CAD	130,000	JPMorgan Chase Bank, NA	6/21/2018	(167)
SEK	64,051	USD	7,756	JPMorgan Chase Bank, NA	6/29/2018	(407)
Total unrealized depreciation						$(1,835,869)
Net unrealized depreciation						$(224,818)

**  Non-deliverable forward.

For the six months ended April 30, 2018, the average notional value of forward contracts for the Fund was $(11,011,125). The Fund had cash collateral of $125,468 and $1,757,684 deposited in a segregated account for JPMorgan Chase Bank, NA and Societe Generale, respectively.

Credit default swap contracts ("credit default swaps")

At April 30, 2018, the Fund had outstanding credit default swap contracts as follows:

OTC Credit Default Swaps — Buy Protection

Reference Entity	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Maturity Date	Notional Amount	Upfront Payments/ (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
Assured Guaranty Municipal Corp., debt obligations	5.00%	quarterly	JPMorgan Chase Bank, NA	12/20/2021	$2,000,000	$(216,124)	$(80,544)	$(11,666)	$(308,334)
Gap, Inc. (The), 5.95%, 04/12/2021	1.00	quarterly	JPMorgan Chase Bank, NA	12/20/2021	1,000,000	84,176	(94,153)	(1,167)	(11,144)
Hertz Corp. (The), 5.88%, 10/15/2020	5.00	quarterly	JPMorgan Chase Bank, NA	12/20/2020	1,000,000	—	(5,462)	(5,833)	(11,295)
Hertz Corp. (The), 5.88%, 10/15/2020	5.00	quarterly	JPMorgan Chase Bank, NA	6/20/2022	1,000,000	161,223	(110,615)	(5,833)	44,775

See Notes to Consolidated Financial Statements

23

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Reference Entity	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Maturity Date	Notional Amount	Upfront Payments/ (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
International Lease Finance Corp., 8.25%, 12/15/2020	5.00%	quarterly	JPMorgan Chase Bank, NA	12/20/2021	$1,000,000	$(108,172)	$(43,999)	$(5,833)	$(158,004)
Kohl's Corp., 4.00%, 11/01/2021	1.00	quarterly	JPMorgan Chase Bank, NA	12/20/2021	1,000,000	46,421	(55,256)	(1,167)	(10,002)
Macy's, Inc., 3.45%, 01/15/2021	1.00	quarterly	JPMorgan Chase Bank, NA	12/20/2022	1,000,000	96,776	(64,540)	(1,167)	31,069
Nordstrom, Inc., 6.95%, 03/15/2028	1.00	quarterly	JPMorgan Chase Bank, NA	12/20/2021	1,000,000	20,098	(12,827)	(1,167)	6,104
Staples, Inc., 2.75%, 01/12/2018	1.00	quarterly	JPMorgan Chase Bank, NA	12/20/2021	2,000,000	93,707	112,102	(2,334)	203,475
Total credit default swaps						$178,105	$(355,294)	$(36,167)	$(213,356)

For the six months ended April 30, 2018, the average notional value of credit default swaps for the Fund was $16,373,686 for buy protection.

Currency Abbreviations

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CLP  Chilean Peso

EUR  Euro

GBP  Pound Sterling

HKD  Hong Kong Dollar

HUF  Hungarian Forint

ILS  Israeli New Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

NOK  Norwegian Krone

NZD  New Zealand Dollar

PHP  Philippine Peso

PLN  Polish Zloty

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thailand Baht

TRY  Turkish Lira

USD  United States Dollar

ZAR  South African Rand

See Notes to Consolidated Financial Statements

24

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Equity swap contracts ("equity swaps")

At April 30, 2018, the Fund had outstanding equity swaps* as follows:

Counterparty	Description	Maturity Dates	Absolute Notional Value	Net Unrealized Appreciation/ (Depreciation)	Financing Costs and Other Receivables/ (Payables)	Value
JPMorgan Chase Bank, NA	The Fund receives the total return, and pays floating rates plus or minus a spread on a portfolio of long positions. The Fund pays the total return, and receives floating rates plus or minus a spread on a portfolio of short positions. The specified spreads range from –3.57% to 0.75%. The payments/ receipts, based on the specified benchmark floating rates (see table below), are denominated in various foreign currencies based on the local currencies of the positions within the swaps. Payments, if any, will be made at maturity.	5/17/2018- 5/2/2019	$32,265,282	$789,871	$(6,787)	$783,084

*  The following table represents required component disclosures associated with the equity swaps as of April 30, 2018.

Reference Entity	Shares	Notional Amount(a)	Net Unrealized Appreciation/ (Depreciation)
Long Positions
Australia
Mantra Group Ltd.	101,736	$302,538	$3,888
Sirtex Medical Ltd.	12,400	259,709	3,334
			7,222
Belgium
TiGenix NV	30,700	65,471	2,081
Canada
Cott Corp.	43,130	616,759	(45,504)
Germany
Gerresheimer AG	3,720	303,678	4,859
Innogy SE	1,000	44,114	258
Linde AG	569	126,465	(3,092)
			2,025
Ireland
Smurfit Kappa Group plc	250	10,675	314

See Notes to Consolidated Financial Statements

25

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Reference Entity	Shares	Notional Amount(a)	Net Unrealized Appreciation/ (Depreciation)
Italy
Ansaldo STS SpA	1,417	$21,219	$1,626
Buzzi Unicem SpA	25,670	368,889	(34,448)
Luxottica Group SpA	1,500	93,758	81
Yoox Net-A-Porter Group SpA	13,600	622,281	4,747
			(27,994)
Netherlands
Akzo Nobel NV	4,625	418,328	(30,385)
Gemalto NV	8,225	495,434	4,097
			(26,288)
Spain
Abertis Infraestructuras SA	34,854	768,558	20,904
Axiare Patrimonio SOCIMI SA	9,965	211,553	(9,922)
Obrascon Huarte Lain SA	8,950	42,011	(9,438)
			1,544
Sweden
Wilson Therapeutics AB	1,068	28,174	343
United Kingdom
CityFibre Infrastructure Holdings plc	21,591	23,690	208
Fenner plc	23,700	198,377	(938)
Intu Properties plc	3,100	8,335	(1,760)
Ladbrokes Coral Group plc, CVR	22,680	1,093	1,129	(b)(c)
Laird plc	32,000	86,743	(109)
Melrose Industries plc	7,799	24,480	2,607
NEX Group plc	3,350	45,566	(186)
Sky plc	52,383	993,754	267,185
Spire Healthcare Group plc	7,267	22,810	(1,223)
UBM plc	4,650	61,968	5,603
			272,516
United States
Associated Banc-Corp.	24,704	653,421	45,643
Broadcom, Inc.	1,435	329,218	(27,630)
CSX Corp.	18,870	1,120,689	72,655
DowDuPont, Inc.	2,000	126,480	(15,064)
DXC Technology Co.	12,185	1,255,786	16,067
EQT Corp.	12,020	603,284	31,524
Humana, Inc.	925	272,117	21,081
Tiffany & Co.	1,655	170,184	8,330

See Notes to Consolidated Financial Statements

26

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Reference Entity	Shares	Notional Amount(a)	Net Unrealized Appreciation/ (Depreciation)
United Technologies Corp.	7,405	$889,711	$(81,505)
Wells Fargo & Co.	14,946	776,594	(70,386)
Worldpay, Inc.	9,230	749,661	61,355
Zayo Group Holdings, Inc.	19,045	691,334	4,891
Zimmer Biomet Holdings, Inc.	6,200	714,054	(10,927)
			56,034
Total Long Positions of Equity Swaps			$242,293
Short Positions
Belgium
Euronav NV	(13,334)	(108,126)	6,053
Canada
Magna International, Inc.	(5,103)	(301,077)	(24,347)
Maxar Technologies Ltd.	(3,760)	(170,366)	50,212
National Bank of Canada	(12,600)	(598,425)	33,093
			58,958
Denmark
Vestas Wind Systems A/S	(5,530)	(358,706)	30,018
France
Essilor International Cie Generale d'Optique SA	(691)	(94,335)	927
Publicis Groupe SA	(6,165)	(461,581)	(36,533)
			(35,606)
Italy
Buzzi Unicem SpA	(13,472)	(340,994)	30,755
Netherlands
Philips Lighting NV	(8,315)	(253,440)	47,642
Spain
Grifols SA	(3,214)	(90,627)	310
Sweden
Autoliv, Inc.	(1,605)	(215,150)	11,590
Switzerland
Roche Holding AG	(2,336)	(520,591)	31,916
United Kingdom
Informa plc	(5,052)	(51,398)	(4,828)
Tesco plc	(1)	(3)	(1)
			(4,829)
United States
Abercrombie & Fitch Co.	(11,012)	(282,127)	13,043
American Eagle Outfitters, Inc.	(14,620)	(302,342)	(277)
Apple, Inc.	(4,542)	(750,611)	10,162

See Notes to Consolidated Financial Statements

27

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Reference Entity	Shares	Notional Amount(a)	Net Unrealized Appreciation/ (Depreciation)
Armstrong World Industries, Inc.	(5,294)	$(296,464)	$32,921
Boeing Co. (The)	(945)	(315,214)	(9,837)
Campbell Soup Co.	(8,660)	(353,155)	47,891
Cardinal Health, Inc.	(4,755)	(305,128)	9,562
Children's Place, Inc. (The)	(1,781)	(227,167)	(4,187)
Cigna Corp.	(1,925)	(330,753)	(10,098)
Clorox Co. (The)	(1,830)	(214,476)	28,335
CME Group, Inc.	(149)	(23,494)	304
CubeSmart	(5,350)	(157,504)	(3,880)
Dollar General Corp.	(3,213)	(310,151)	(783)
Domino's Pizza, Inc.	(695)	(168,002)	(23,738)
Flowers Foods, Inc.	(14,420)	(326,036)	(22,104)
Fulton Financial Corp.	(22,645)	(382,700)	13,050
Gap, Inc. (The)	(10,052)	(293,920)	4,744
General Dynamics Corp.	(1,100)	(221,441)	4,797
General Mills, Inc.	(7,005)	(306,399)	61,884
Hologic, Inc.	(7,785)	(301,980)	32,153
Home Depot, Inc. (The)	(2,227)	(411,550)	(12,762)
Hormel Foods Corp.	(9,190)	(333,137)	(16,481)
JM Smucker Co. (The)	(3,959)	(451,643)	19,397
Kennametal, Inc.	(11,540)	(420,633)	39,009
Landstar System, Inc.	(1,460)	(148,409)	5,411
Lennox International, Inc.	(1,965)	(379,972)	17,066
LyondellBasell Industries NV	(4,390)	(464,155)	41,083
Middleby Corp. (The)	(2,470)	(310,825)	(5,572)
Nielsen Holdings plc	(9,570)	(300,976)	51,980
Omnicom Group, Inc.	(6,235)	(459,270)	16,792
PACCAR, Inc.	(5,786)	(368,395)	3,268
Praxair, Inc.	(876)	(133,608)	1,600
Qorvo, Inc.	(6,245)	(420,913)	51,114
Ralph Lauren Corp.	(2,165)	(237,825)	(3,570)
Range Resources Corp.	(16,520)	(228,802)	(13,606)
Realty Income Corp.	(5,990)	(302,555)	(12,377)
Rexnord Corp.	(7,910)	(217,604)	6,029
Robert Half International, Inc.	(8,210)	(498,757)	(32,734)
Scotts Miracle-Gro Co. (The)	(4,520)	(377,782)	70,932
Starbucks Corp.	(10,635)	(612,257)	5,106
Tesla, Inc.	(1,082)	(318,000)	(6,378)

See Notes to Consolidated Financial Statements

28

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Reference Entity	Shares	Notional Amount(a)	Net Unrealized Appreciation/ (Depreciation)
Tractor Supply Co.	(2,430)	$(165,240)	$(19,750)
VF Corp.	(4,255)	(344,102)	(21,785)
Whirlpool Corp.	(1,975)	(306,026)	3,057
			370,771
Total Short Positions of Equity Swaps			$547,578
Total Long and Short Positions of Equity Swaps JPMorgan Chase Bank, NA			$789,871

Counterparty	Description	Maturity Dates	Absolute Notional Value	Net Unrealized Appreciation/ (Depreciation)	Financing Costs and Other Receivables/ (Payables)	Value
Morgan Stanley Capital Services LLC	The Fund receives the total return, and pays floating rates plus or minus a spread on a portfolio of long positions. The Fund pays the total return, and receives floating rates plus or minus a spread on a portfolio of short positions. The specified spreads range from –0.40% to 1.40%. The payments/receipts, based on the specified benchmark floating rates (see table below), are denominated in various foreign currencies based on the local currencies of the positions within the swaps. Payments, if any, will be made at maturity.	9/17/2018- 12/3/2019	$21,170,499	$(406,888)	$3,320	$(403,568)

*  The following table represents required component disclosures associated with the equity swaps as of April 30, 2018.

Reference Entity	Shares	Notional Amount(a)	Net Unrealized Appreciation/ (Depreciation)
Long Positions
Brazil
Hypera SA	20,020	$180,015	$53,745
France
Amundi SA	1,968	167,500	63,862
BNP Paribas SA	7,675	592,988	122,986
Danone SA	16,278	1,318,809	64,074
Iliad SA	3,030	607,216	(202,851)
JCDecaux SA	3,589	128,375	(29,591)
Publicis Groupe SA	5,576	417,482	9,776
			28,256

See Notes to Consolidated Financial Statements

29

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Reference Entity	Shares	Notional Amount(a)	Net Unrealized Appreciation/ (Depreciation)
Ireland
Ryanair Holdings plc	55,326	$1,036,249	$57,816
Jordan
Hikma Pharmaceuticals plc	1,440	25,534	5,159
Luxembourg
Eurofins Scientific SE	910	492,095	126,078
South Africa
Aspen Pharmacare Holdings Ltd.	10,218	220,648	23,052
South Korea
NAVER Corp.	312	209,159	40,292
Switzerland
LafargeHolcim Ltd. (Registered)	12,993	725,825	141,616
Nestle SA (Registered)	23,703	1,841,228	103,021
			244,637
Turkey
Migros Ticaret A/S	25,481	143,021	(63,423)
United Kingdom
Admiral Group plc	3,056	83,849	2,997
Barclays plc	47,721	136,158	8,930
Burberry Group plc	13,825	347,065	48,648
Croda International plc	3,368	206,844	8,320
ITV plc	26,308	54,925	(3,016)
Pets at Home Group plc	15,218	32,054	(4,618)
Reckitt Benckiser Group plc	7,590	595,811	(17,594)
Smith & Nephew plc	58,652	1,127,217	89,212
Smiths Group plc	607	13,350	979
Sports Direct International plc	65,638	363,986	22,563
			156,421
Total Long Positions of Equity Swaps			$672,033
Short Positions
France
Air France-KLM	(31,071)	(305,349)	(11,237)
Electricite de France SA	(14,197)	(199,731)	(36,373)
Kering SA	(1,125)	(651,561)	(414,465)
Lagardere SCA	(12,685)	(362,740)	38,757
LVMH Moet Hennessy Louis Vuitton SE	(3,289)	(1,149,041)	(439,070)
Orange SA	(23,010)	(419,999)	17,280
Pernod Ricard SA	(5,440)	(903,613)	11,999
			(833,109)

See Notes to Consolidated Financial Statements

30

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Reference Entity	Shares	Notional Amount(a)	Net Unrealized Appreciation/ (Depreciation)
Germany
adidas AG	(2,392)	$(588,981)	$(127,193)
Deutsche Lufthansa AG (Registered)	(13,330)	(389,072)	(151,388)
Deutsche Telekom AG (Registered)	(26,627)	(466,083)	61,368
			(217,213)
Italy
Eni SpA	(23,038)	(450,695)	(60,161)
Netherlands
Koninklijke Ahold Delhaize NV	(25,992)	(627,916)	29,909
Switzerland
Givaudan SA (Registered)	(190)	(425,439)	(59,904)
Roche Holding AG	(836)	(186,307)	39,903
			(20,001)
United Kingdom
Bunzl plc	(15,134)	(439,826)	50
GlaxoSmithKline plc	(13,508)	(271,769)	(33,712)
Marks & Spencer Group plc	(323,679)	(1,282,017)	112,401
Unilever NV	(9,490)	(543,783)	(6,467)
			72,272
United States
Merck & Co., Inc.	(3,610)	(212,521)	(20,582)
Pfizer, Inc.	(6,191)	(226,653)	(30,036)
			(50,618)
Total Short Positions of Equity Swaps			$(1,078,921)
Total Long and Short Positions of Equity Swaps Morgan Stanley Capital Services LLC			$(406,888)

(a)  For the six months ended April 30, 2018, the average notional value of equity swaps for the Fund as $22,129,726 for long positions and $(22,842,964) for short positions.

(b)  Illiquid security.

(c)  Value determined using significant unobservable input.

At April 30, 2018, the Fund had cash collateral of $6,534,531 and $4,630,000 deposited in a segregated account for JPMorgan Chase Bank, NA and Morgan Stanley Capital Services LLC, respectively, to cover collateral requirements on OTC derivatives.

Benchmark Floating Rates	Value at Period End
Australian Bank-Bill Swap Reference Rate	1.90%
CDOR — Canadian Dollar Offered Rate	1.64
CIBOR — Copenhagen Interbank Rate	(0.35)

See Notes to Consolidated Financial Statements

31

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Benchmark Floating Rates	Value at Period End
EONIA — Euro Overnight Index Average Rate	(0.36)%
EURIBOR — Euro Interbank Offered Rate	(0.37)
Federal Funds Floating Rate	1.69
LIBOR (CHF) — London Interbank Offered Rate	(0.79)
LIBOR (EUR) — London Interbank Offered Rate	(0.40)
LIBOR (GBP) — London Interbank Offered Rate	0.51
LIBOR (USD) — London Interbank Offered Rate	1.91
SARON — Swiss Average Overnight Rate	(0.73)
SONIA — Sterling Overnight Index Average Rate	0.45
STIBOR — Stockholm Interbank Offered Rate	(0.47)

Purchased option contracts ("options purchased")

At April 30, 2018, the Fund had outstanding options purchased as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Oil, Gas & Consumable Fuels
Boardwalk Pipeline Partners LP	67	$76,179	$11	6/15/2018	$4,187
Boardwalk Pipeline Partners LP	295	335,415	13	6/15/2018	4,425
Boardwalk Pipeline Partners LP	164	186,468	13	9/21/2018	4,510
Energy Transfer Equity LP	121	191,180	15	6/15/2018	12,705
Energy Transfer Equity LP	166	262,280	18	7/20/2018	2,490
Energy Transfer Partners LP	52	93,704	17	6/15/2018	5,850
Enterprise Products Partners LP	261	700,524	27	6/15/2018	19,575
Kinder Morgan, Inc.	241	381,262	17	6/15/2018	3,253
Kinder Morgan, Inc.	177	280,014	18	6/15/2018	797
Kinder Morgan, Inc.	57	90,174	15	9/21/2018	8,094
					65,886
Total calls					$65,886
Puts
Automobiles
Tesla, Inc.	5	146,950	265	9/21/2018	12,487
Exchange Traded Funds
iShares Russell 2000 ETF	451	6,914,732	140	6/29/2018	38,561
Total puts					$51,048
Total options purchased (cost $215,916)					$116,934

See Notes to Consolidated Financial Statements

32

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Written option contracts ("options written")

At April 30, 2018, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Calls
Electronic Equipment, Instruments & Components
VeriFone Systems, Inc.	11	$(25,311)	$23	7/20/2018	$(440)
Food Products
Blue Buffalo Pet Products, Inc.(a)	7	(28,000)	40	5/18/2018	(35)
Technology Hardware, Storage & Peripherals
Xerox Corp.	13	(40,885)	31	5/18/2018	(1,586)
Total calls					$(2,061)
Puts
Exchange Traded Funds
iShares Russell 2000 ETF	451	(6,914,732)	120	6/29/2018	(7,893)
Total puts					$(7,893)
Total options written (premium received $29,379)					$(9,954)

(a)  Value determined using significant unobservable input.

For the six months ended April 30, 2018, the Fund had an average notional value of $127,772 in options purchased, and $(15,068) in options written, respectively.

The following is a summary, categorized by Level (see Note A of Notes to Consolidated Financial Statements), of inputs used to value the Fund's investments as of April 30, 2018:

Asset Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3*	Total
Investments:
Common Stocks
Airlines	$—	$—	$17	$17
Banks	3,379	670	—	4,049
Biotechnology	1,140	777	—	1,917
Capital Markets	1,512	502	7	2,021
Chemicals	4,928	263	—	5,191
Construction Materials	—	923	—	923
Equity Real Estate Investment Trusts (REITs)	1,146	—	120	1,266
Food & Staples Retailing	523	471	—	994
Health Care Equipment & Supplies	1,784	141	—	1,925
Health Care Providers & Services	2,329	293	—	2,622
Industrial Conglomerates	—	166	—	166
Insurance	2,822	1,622	—	4,444
Internet & Direct Marketing Retail	2,543	384	—	2,927
Internet Software & Services	6,565	1,135	—	7,700

See Notes to Consolidated Financial Statements

33

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Asset Valuation Inputs (cont'd)
(000's omitted)	Level 1	Level 2	Level 3*		Total
Life Sciences Tools & Services	$—	$1,356	$—		$1,356
Media	5,229	3,029	—	(b)	8,258
Oil, Gas & Consumable Fuels	7,638	—	—	(b)	7,638
Pharmaceuticals	2,393	314	—		2,707
Professional Services	2,226	21	—		2,247
Specialty Retail	2,805	2,649	—		5,454
Technology Hardware, Storage & Peripherals	1,469	514	—		1,983
Textiles, Apparel & Luxury Goods	2,439	59	—		2,498
Trading Companies & Distributors	—	1,521	—		1,521
Other Common Stocks(a)	31,176	—	—		31,176
Total Common Stocks	84,046	16,810	144		101,000
Asset-Backed Securities	—	19,701	—		19,701
Commercial Mortgage-Backed Securities	—	18,283	—		18,283
Loan Assignments
Auto Components	—	—	65		65
Chemicals	—	—	575		575
Commercial Services & Supplies	—	284	130		414
Diversified Telecommunication Services	—	712	93		805
Food Products	—	69	356		425
Health Care Providers & Services	—	3,194	82		3,276
Household Durables	—	—	115		115
Insurance	—	2,195	253		2,448
IT Services	—	314	206		520
Leisure Products	—	—	235		235
Machinery	—	—	216		216
Media	—	—	489		489
Specialty Retail	—	—	203		203
Other Loan Assignments(a)	—	3,625	—		3,625
Total Loan Assignments	—	10,253	3,018		13,271
Corporate Bonds
Chemicals	—	622	—	(b)	622
Oil, Gas & Consumable Fuels	—	1,184	—	(b)	1,184
Other Corporate Bonds(a)	—	8,111	—		8,111
Total Corporate Bonds	—	9,917	—		9,917
Collateralized Mortgage Obligations	—	6,101	—		6,101
Master Limited Partnerships(a)	5,699	—	—		5,699
Convertible Bonds(a)	—	1,979	—		1,979
Closed End Funds(a)	—	1,030	—		1,030
Preferred Stocks(a)	219	—	—		219
U.S. Treasury Obligations	—	181	—		181

See Notes to Consolidated Financial Statements

34

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

Asset Valuation Inputs (cont'd)
(000's omitted)	Level 1		Level 2	Level 3*		Total
Rights
Biotechnology	$—		$—	$88		$88
Health Care Providers & Services	—		—	—	(b)	—	(b)
Media	—		—	—	(b)	—	(b)
Pharmaceuticals	—		—	—	(b)	—	(b)
Total Rights	—	(b)	—	88		88
Warrants
Capital Markets	33		—	—		33
Thrifts & Mortgage Finance	—		1	—		1
Total Warrants	33		1	—		34
Short-Term Investments	—		84,545	—		84,545
Options Purchased	117		—	—		117
Total Long Positions	$90,114		$168,801	$3,250		$262,165

(a)  The Consolidated Schedule of Investments provides information on the industry categorization for the portfolio.

(b)  Amount less than one thousand.

*  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 11/1/2017		Accrued discounts/ (premiums)		Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3		Balance as of 4/30/2018		Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2018
Investments in Securities:
Common Stock
Airlines(b)	$19		$—		$(2)	$—	$—	$—	$—		$17		$(2)
Capital Markets(a)	—	(c)	—		(84)	53	(1)	39	—		7		(74)
Equity Real Estate Investment Trusts (REITs)(b)	—		—		(6)	126	—	—	—		120		(6)
Media(a)	1		—		(1)	—	—	—	—	(c)	—	(c)	(1)
Oil, Gas & Consumable Fuels(a)	—	(c)	—		— (c)	—	—	—	—		—	(c)	— (c)
Loan Assignments(b)
Auto Components	—		—		2	63	—	—	—		65		2
Chemicals	—		—	(c)	4	571	—	—	—		575		4
Commercial Services & Supplies	464		—	(c)	3	—	(466)	129	—		130		1
See Notes to Consolidated Financial Statements

35

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

(000's omitted)	Beginning balance as of 11/1/2017		Accrued discounts/ (premiums)		Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3		Balance as of 4/30/2018		Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2018
Diversified Telecommunication Services	$—		$—	(c)	$1	$92	$—	$—	$—		$93		$1
Food Products	490		—	(c)	(4)	—	(130)	—	—		356		(6)
Health Care Providers & Services	—		—	(c)	— (c)	101	(19)	—	—		82		—	(c)
Household Durables	60		—	(c)	1	—	(60)	114	—		115		1
Insurance	—		—	(c)	3	250	—	—	—		253		3
IT Services	—		—	(c)	— (c)	206	—	—	—		206		—	(c)
Leisure Products	235		—	(c)	— (c)	—	—	—	—		235		—	(c)
Machinery	—		—	(c)	2	—	—	214	—		216		2
Media	274		—		(28)	518	(275)	—	—		489		(10)
Semiconductors & Semiconductor Equipment	3,504		(3)		(203)	295	(3,593)	—	—		—		—
Specialty Retail	—		—		2	201	—	—	—		203		2
Corporate Bonds(a)
Banks	5,560		40		720	—	(6,320)	—	—		—		—
Capital Markets	8,030		42		824	—	(8,896)	—	—		—		—
Chemicals	—	(c)	—		—	—	—	—	—		—	(c)	—
Oil, Gas & Consumable Fuels	—	(c)	—		—	—	—	—	—		—	(c)	—
Collateralized Mortgage Obligations(a)	1,027		—		(7)	—	(1,020)	—	—		—		—
Rights(a)
Biotechnology	87		—		1	—	—	—	—		88		—
Food & Staples Retailing(b)	60		—		40	—	(100)	—	—		—		—
Media	—	(c)	—		—	—	—	—	—		—	(c)	—
Pharmaceuticals	—	(c)	—		—	—	—	—	—		—	(c)	—
Warrants(a)
Biotechnology	—	(c)	—		—	—	— (c)	—	—		—		—
Total	$19,811		$79		$1,268	$2,476	$(20,880)	$496	$—	(c)	$3,250		$(83)

See Notes to Consolidated Financial Statements

36

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

(a)  As of the six months ended April 30, 2018, these securities were valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

(b)  As of the six months ended April 30, 2018, these securities are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

(c)  Amount less than one thousand.

As of the six months ended April 30, 2018, certain securities were transferred from one level (as of October 31, 2017) to another. Based on beginning of period market values as of November 1, 2017, $93 was transferred from Level 3 to Level 2. In addition, $38,625 was transferred from Level 1 to Level 3. In addition, $457,024 was transferred from Level 2 to Level 3. The common stocks and loan assignments that transferred in or out of Level 3 were primarily due to the pricing methodology in accordance with procedures approved by the Board of Trustees (Level 3) or a single broker quote (Level 3). In addition, $9,826,898 was transferred from Level 1 to Level 2. Interactive Data Pricing and Reference Data LLC provided adjusted prices for these securities as of October 31, 2017, as stated in the description of the valuation methods of equity securities in the Notes to Consolidated Financial Statements.

The following is a summary, categorized by Level (see Note A of Notes to Consolidated Financial Statements), of inputs used to value the Fund's investments as of April 30, 2018:

Liability Valuation Inputs
(000's omitted)	Level 1	Level 2	Level 3*	Total
Investments:
Common Stocks Sold Short
Banks	$(1,450)	$(1,416)	$—	$(2,866)
Capital Markets	—	(459)	—	(459)
Electronic Equipment, Instruments & Components	—	(524)	—	(524)
IT Services	(803)	—	(123)	(926)
Media	(1,867)	(232)	—	(2,099)
Software	(1,160)	(10)	—	(1,170)
Other Common Stocks Sold Short(a)	(13,605)	—	—	(13,605)
Total Common Stocks Sold Short	(18,885)	(2,641)	(123)	(21,649)
Exchange Traded Funds Sold Short	(2,258)	—	—	(2,258)
Corporate Bonds Sold Short(a)	—	(1,220)	—	(1,220)
Master Limited Partnerships Sold Short(a)	(154)	—	—	(154)
Preferred Stocks Sold Short(a)	—	—	(108)	(108)
Total Short Positions	$(21,297)	$(3,861)	$(231)	$(25,389)

(a)  The Consolidated Schedule of Investments provides information on the industry categorization for the portfolio.

See Notes to Consolidated Financial Statements

37

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

*  The following is a reconciliation between the beginning and ending balances of short investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 11/1/2017	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 4/30/2018	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2018
Investments in Securities:
Common Stocks Sold Short(a)
IT Services	$(61)	$—	$(85)	$—	$23	$—	$—	$(123)	$(85)
Preferred Stocks Sold Short(a)
IT Services	(121)	—	36	(23)	—	—	—	(108)	36
Total	$(182)	$—	$(49)	$(23)	$23	$—	$—	$(231)	$(49)

(a)  As of the six months ended April 30, 2018, these securities were valued either based on a single quotation obtained from a dealer or valued in accordance with procedures approved by the Board of Trustees. The Fund does not have access to unobservable inputs; however, these investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

The following is a summary, categorized by Level (see Note A of Notes to Consolidated Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2018:

Other Financial Instruments
(000's omitted)	Level 1	Level 2	Level 3*		Total
Futures(a)
Assets	$1,543	$—	$—		$1,543
Liabilities	(92)	—	—		(92)
Forward contracts(a)
Assets	—	1,611	—		1,611
Liabilities	—	(1,836)	—		(1,836)
Swaps(a)
Assets	—	3,010	1		3,011
Liabilities	—	(2,845)	—		(2,845)
Options written
Liabilities	(10)	—	—	(b)	(10)
Total	$1,441	$(60)	$1		$1,382

(a)  Forward contracts and futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument. Equity swaps are reported at the cumulative unrealized appreciation/(depreciation) including financing costs and other receivables/payables. Credit default swaps are reported in the table at value.

(b)  Amount less than one thousand.

See Notes to Consolidated Financial Statements

38

Consolidated Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (Unaudited) (cont'd)

*  The following is reconciliation between the beginning and ending balances of derivative investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 11/1/2017	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases		Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 4/30/2018		Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2018
Other Financial Instruments:
Equity swaps
United Kingdom	$—	$—	$1	$—		$—	$—	$—	$1		$1
United States(a)	230	—	(230)	—		—	—	—	—		—
Options written
Food Products	—	—	— (b)	—	(b)	—	—	—	—	(b)	—	(b)
Total	$230	$—	$(229)	$—	(b)	$—	$—	$—	$1		$1

(a)  As of the six months ended April 30, 2018, these investments were valued either based on a single quotation obtained from a dealer or valued in accordance with procedures approved by the Board of Trustees. The Fund does not have access to unobservable inputs; however, these investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

(b)  Amount less than one thousand.

See Notes to Consolidated Financial Statements

39

Consolidated Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Alternative Funds
(000's omitted, except per share amounts)

ABSOLUTE RETURN MULTI-MANAGER FUND
April 30, 2018
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$262,165
Cash	11,341
Due from custodian	25
Foreign currency(b)	376
Cash collateral segregated for short sales (Note A)	20,533
Cash collateral segregated for swap contracts (Note A)	11,165
Cash collateral segregated for forward foreign currency contracts (Note A)	1,883
Dividends and interest receivable	927
Receivable for securities sold	3,093
Receivable for Fund shares sold	1,536
Deposits with brokers for futures contracts (Note A)	2,467
Receivable for variation margin on futures contracts (Note A)	398
OTC swap contracts, at value(e)(f) (Note A)	3,011
Receivable for forward foreign currency contracts (Note A)	1,611
Prepaid expenses and other assets	43
Total Assets	320,574
Liabilities
Investments sold short, at value(c) (Note A)	25,389
Option contracts written, at value(d) (Note A)	10
Dividends and interest payable for short sales	38
OTC swap contracts, at value(e)(f) (Note A)	2,845
Payable to administrator—net (Note B)	17
Payable to investment manager (Note B)	400
Payable for securities purchased	1,936
Payable for Fund shares redeemed	286
Payable for forward foreign currency contracts (Note A)	1,836
Accrued expenses and other payables	480
Total Liabilities	33,237
Net Assets	$287,337
Net Assets consist of:
Paid-in capital	$396,423
Undistributed net investment income/(loss)	657
Accumulated net realized gains/(losses) on investments	(116,306)
Net unrealized appreciation/(depreciation) in value of investments	6,563
Net Assets	$287,337
Net Assets
Institutional Class	$239,948
Class A	18,166
Class C	14,283
Class R6	14,940

See Notes to Consolidated Financial Statements

40

Consolidated Statement of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Alternative Funds (cont'd)
(000's omitted, except per share amounts)

ABSOLUTE RETURN MULTI-MANAGER FUND
April 30, 2018
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	22,251
Class A	1,707
Class C	1,401
Class R6	1,385
Net Asset Value, offering and redemption price per share
Institutional Class	$10.78
Class R6	$10.79
Net Asset Value and redemption price per share
Class A	$10.64
Offering Price per share
Class A‡	$11.29
Net Asset Value and offering price per share
Class C^	$10.19
*Cost of Investments:
(a) Unaffiliated issuers	$257,615
(b) Total cost of foreign currency	$453
(c) Proceeds from investments sold short	$26,166
(d) Premium received from option contracts written	$29
(e) Unamortized upfront receipts on OTC swap contracts	$(324)
(f) Unamortized upfront payments on OTC swap contracts	$502

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Consolidated Financial Statements

41

Consolidated Statement of Operations (Unaudited)

Neuberger Berman Alternative Funds
(000's omitted)

ABSOLUTE RETURN MULTI-MANAGER FUND
For the Six Months Ended April 30, 2018
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$2,279
Interest income—unaffiliated issuers	2,991
Foreign taxes withheld (Note A)	(9)
Total income	$5,261
Expenses:
Investment management fees (Note B)	2,666
Administration fees (Note B):
Institutional Class	199
Class A	25
Class C	20
Class R6	6
Distribution fees (Note B):
Class A	24
Class C	78
Shareholder servicing agent fees:
Institutional Class	3
Class A	5
Class C	1
Audit fees	72
Custodian and accounting fees	203
Insurance expense	8
Legal fees	97
Registration and filing fees	43
Shareholder reports	62
Trustees' fees and expenses	24
Dividend and interest expense on securities sold short (Note A)	608
Miscellaneous	14
Total expenses	4,158
Expenses reimbursed by Management (Note B)	(333)
Expenses reduced by custodian fee expense offset arrangement (Note A)	(1)
Total net expenses	3,824
Net investment income/(loss)	$1,437

See Notes to Consolidated Financial Statements

42

Consolidated Statement of Operations (Unaudited) (cont'd)

Neuberger Berman Alternative Funds (cont'd)
(000's omitted)

ABSOLUTE RETURN MULTI-MANAGER FUND
For the Six Months Ended April 30, 2018
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	7,091
Closed short positions of unaffiliated issuers	(4,514)
Settlement of forward foreign currency contracts	(1,074)
Settlement of foreign currency transactions	668
Expiration or closing of futures contracts	330
Expiration or closing of option contracts written	54
Expiration or closing of swap contracts	1,697
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(5,102)
Short positions of unaffiliated issuers	(40)
Forward foreign currency contracts	221
Foreign currency translations	(539)
Futures contracts	458
Option contracts written	17
Swap contracts	(170)
Net gain/(loss) on investments	(903)
Net increase/(decrease) in net assets resulting from operations	$534

See Notes to Consolidated Financial Statements

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Consolidated Statements of Changes in Net Assets

Neuberger Berman Alternative Funds
(000's omitted)

	ABSOLUTE RETURN MULTI-MANAGER FUND
	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$1,437	$2,285
Net realized gain/(loss) on investments	4,252	3,423
Change in net unrealized appreciation/(depreciation) of investments	(5,155)	20,589
Net increase/(decrease) in net assets resulting from operations	534	26,297
From Fund Share Transactions (Note D):
Proceeds from shares sold:	—	—
Institutional Class	31,849	109,581
Class A	4,170	4,382
Class C	311	503
Class R6	6,646	11,240
Payments for shares redeemed:
Institutional Class	(88,273)	(322,155)
Class A	(6,571)	(48,877)
Class C	(3,848)	(24,827)
Class R6	(4,329)	(2,275)
Net increase/(decrease) from Fund share transactions	(60,045)	(272,428)
Net Increase/(Decrease) in Net Assets	(59,511)	(246,131)
Net Assets:
Beginning of period	346,848	592,979
End of period	$287,337	$346,848
Undistributed net investment income/(loss) at end of period	657	(780)

See Notes to Consolidated Financial Statements

44

Notes to Consolidated Financial Statements Absolute Return Multi-Manager Fund

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Neuberger Berman Absolute Return Multi-Manager Fund ("Absolute Return Multi-Manager", or the "Fund") is a separate operating series of the Trust, and is diversified. The Fund offers Institutional Class shares, Class A shares, Class C shares and Class R6 shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

A zero balance, if any, reflects an actual amount rounding to less than $1,000.

The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

The Fund invests in commodity-related instruments through the Neuberger Berman ARMM Fund I Ltd. (the "Subsidiary"), which is organized under the laws of the Cayman Islands. The Fund is and expects to be the sole shareholder of the Subsidiary. The Subsidiary is governed by its own Board of Directors.

As of April 30, 2018, the value of the Fund's investment in the Subsidiary was as follows:

Investment in Subsidiary	Percentage of Net Assets
$27,446,006	9.6%

2  Consolidation: The accompanying financial statements of the Fund present the consolidated accounts of the Fund and the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation.

3  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by the Fund are carried at the value that Management believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

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•  Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments (long and short positions) in equity securities, preferred stocks, exchange traded funds, exchange traded options purchased and options written, master limited partnerships, closed-end funds, rights, and warrants, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Fund's investments for long and short positions in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid or offer quotations, respectively, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:

Corporate Bonds. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information, which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of futures is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of forward contracts is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services' networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).

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The value of equity swaps is determined by Management by obtaining valuations from independent pricing services using the underlying asset and stated London Interbank Offered Rate ("LIBOR") or Federal Funds floating rate (generally Level 2 or Level 3 inputs).

The value of credit default swaps is determined by Management by obtaining valuations from independent pricing services using a model that considers a number of factors, which may include default probabilities, credit curves, recovery rates and cash flows (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m. Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of Interactive Data Pricing and Reference Data, LLC ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). The Board has also approved the use of Interactive to evaluate the prices of foreign debt securities as of the time as of which the Fund's share price is calculated. Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which the Fund's share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the case of both foreign equity and foreign debt securities, in the absence of precise information about the market values of these foreign securities as of the time as of which the Fund's share price is calculated, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

4  Foreign currency translations: The accounting records of the Fund and Subsidiary are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Consolidated Statement of Operations.

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5  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Consolidated Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlement of class action litigations in which the Fund participated as a class member. The amounts of such proceeds for the six months ended April 30, 2018, was $12,659.

6  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as regulated investment companies ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Consolidated Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of April 30, 2018, the Fund did not have any unrecognized tax positions.

The Subsidiary is a controlled foreign corporation under the U.S. Internal Revenue Code. As a U.S. shareholder of a controlled foreign corporation, the Fund will include in its taxable income its share of the Subsidiary's current earnings and profits (including net realized gains). Any deficit generated by the Subsidiary will be disregarded for purposes of computing the Fund's taxable income in the current period and also disregarded for all future periods.

At April 30, 2018 the cost of long security positions and short security positions for U.S. federal income tax purposes was $231,432,697. Gross unrealized appreciation of long security positions, short security positions and derivative instruments was $21,691,397 and gross unrealized depreciation of long security positions, short security positions and derivative instruments was $14,932,680, resulting in net unrealized appreciation of $6,758,717 based on cost for U.S. federal income tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

As determined on October 31, 2017, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: paydown gains and losses, partnership basis adjustments, income recognized on swap transactions, the tax treatment of foreign currency gains and losses, payments in lieu of dividends on short sales and gains from passive foreign investment companies ("PFICS"). These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended October 31, 2017, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses) on Investments
$(3,136,100)	$(3,078,708)	$6,214,808

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The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 was as follows:

				Distributions Paid From:
Ordinary Income		Tax-Exempt Income		Long-Term Capital Gain		Return of Capital		Total
2017	2016	2017	2016	2017	2016	2017	2016	2017	2016
$—	$15,787,471	$—	$—	$—	$—	$—	$—	$—	$15,787,471

As of October 31, 2017, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income/(Loss)	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$—	$—	$1,583,788	$(109,478,409)	$(1,724,388)	$(109,619,009)

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, short sales, straddles, mark-to-market adjustments on swaps, futures, options and forwards, unamortized organization expenses, tax adjustments related to real estate investment trusts ("REITs"), PFICs, partnerships, swap contracts, short sales and other investments and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, if any, it is the policy of the Fund not to distribute such gains. Capital loss carryforward rules allow for regulated investment companies to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2017, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Long-Term	Short-Term
$42,580,623	$66,897,786

7  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. At April 30, 2018, there were no outstanding balances of accrued capital gains taxes for the Fund.

8  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in December) and are recorded on the ex-date.

It is the policy of the Fund to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At April 30, 2018, the Fund estimated these amounts for the period January 1, 2018 to April 30, 2018 within the financial statements because the 2018 information is not available from the REITs until after the Fund's fiscal year-end. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099-DIV received to date. For the year ended October 31, 2017, the character of distributions paid to shareholders of the Fund disclosed within the Consolidated Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of the Fund's distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates

49

previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to the Fund shareholders on IRS Form 1099-DIV.

9  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

10  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Securities sold short: The Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, the Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, the Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size. The Fund pledges securities and/or other assets to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Fund and used to purchase additional securities or for any other purpose. Proceeds maintained by the lender are included in the "Cash collateral segregated for short sales" on the Consolidated Statement of Assets and Liabilities. The Fund is required to segregate an amount of cash or liquid securities in an amount at least equal to the current market value of the securities sold short (less any additional collateral pledged to the lender). The Fund is contractually responsible to remit to the lender any dividends and interest payable on securities while those securities are being borrowed by the Fund. The Fund may receive or pay the net of the interest charged by the prime broker on the borrowed securities and a financing charge for the difference in the market value of the short position and the cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. These costs related to short sales (i.e., dividend and interest remitted to the lender and interest charged by the prime broker) are recorded as an expense of the Fund and are excluded from the contractual expense limitation. A net negative expense, if any, represents a gain to the Fund as the total cash rebates received exceeded the other costs related to short sales. The net amount of fees incurred are included in the "Dividend and interest expense on securities sold short" on the Consolidated Statement of Operations and were $52,676 for the six months ended April 30, 2018.

At April 30, 2018, the Fund had cash pledged in the amount of $20,532,585 to JPMorgan Chase Bank, NA ("JPM"), as collateral for short sales. In addition, JPM has a perfected security interest in these assets. At April 30, 2018, the Fund had securities pledged in the amount of $10,909,767 to JPM to cover collateral requirements for borrowing in connection with securities sold short and options written.

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12  Investment company securities, exchange traded funds and exchange traded notes: The Fund may invest in shares of other registered investment companies, including exchange traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the Securities and Exchange Commission that permits the Fund to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have actively-managed investment objectives. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns. The Fund may also invest in exchange traded notes ("ETNs"). ETNs are senior, unsecured, unsubordinated debt securities that are linked to the performance of a particular market index or strategy. The issuer of the ETN pays the Fund an amount based on the returns of the underlying index or strategy, plus principal at maturity. The Fund will bear any applicable fees to the issuer upon redemption or maturity, which will increase expenses and decrease returns.

13  Derivative instruments: The Fund's use of derivatives during the six months ended April 30, 2018, is described below. Please see the Consolidated Schedule of Investments for the Fund's open positions in derivatives, if any, at April 30, 2018. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Consolidated Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Credit default swap contracts: During the six months ended April 30, 2018, the Fund used credit default swaps as part of its investment strategies, to enhance returns and to hedge against unfavorable changes in the value of investments and to protect against adverse movements in interest rates or credit performance with counterparties.

Over the counter ("OTC") credit default swap contracts: When the Fund is the buyer of an OTC credit default swap contract, it is entitled to receive the notional amount of the swap from the counterparty if a credit event occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of an OTC credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make (or the risk of loss) would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may add economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The net periodic payments paid or received on the swap contract are accrued daily as a component of unrealized appreciation/(depreciation) and are recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation/(depreciation) in an amount equal to the daily valuation of the swap. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an International Swaps and Derivatives Association (ISDA) agreement between the Fund and the counterparty. For financial

51

reporting purposes, unamortized upfront payments/(receipts), if any, are netted with unrealized appreciation or depreciation and net interest received or paid on swap contracts to determine the fair value of swaps.

Centrally cleared swap contracts: Certain clearinghouses currently offer clearing for limited types of derivative transactions, including certain credit default swaps. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty that is then cleared through a central clearinghouse. Upon acceptance of a swap by a central clearinghouse, the original swap is extinguished and replaced with a swap with the clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of the original counterparty. The Fund typically will be required to post specified levels of both initial and variation margin with the clearinghouse or at the instruction of the clearinghouse. The daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the centrally clearing party daily. For financial reporting purposes, unamortized upfront payments/(receipts), if any, are netted with unrealized appreciation or depreciation and net interest received or paid on swap contracts to determine the fair value of swaps.

Futures contracts: During the six months ended April 30, 2018, the Fund used futures for economic hedging purposes and to enhance returns.

At the time the Fund or Subsidiary enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund or Subsidiary as unrealized gains or losses.

Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to the Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, the Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

Equity swap contracts: During the six months ended April 30, 2018, the Fund used equity swaps to provide investment exposure to certain investments, primarily foreign securities.

Equity swaps are two-party contracts in which counterparties exchange the return on a specified reference security, basket of securities, security index or index component for the return based on a fixed or floating interest rate during the period of the swap. Equity swaps are marked to market daily based on the value of the underlying reference entity and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an ISDA agreement between the Fund and the counterparty. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Equity swaps are derivatives and their value

52

can be very volatile. To the extent that future market trends, the values of assets or economic factors are not accurately analyzed and predicted, the Fund may suffer a loss, which may exceed the related amounts shown in the Consolidated Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

Forward foreign currency contracts: During the six months ended April 30, 2018, the Fund used forward foreign currency contracts to hedge foreign currency and to enhance returns.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, the Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain (loss) on settlement of forward foreign currency contracts" in the Consolidated Statement of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risks associated with fluctuations in foreign currency and the risk the counterparty will fail to fulfill its obligation.

Options: For the six months ended April 30, 2018, the Fund used options written to generate incremental returns. The Fund used purchased options to manage or adjust the risk profile and the investment exposure of the Fund to certain securities and to enhance returns.

Premiums paid by the Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Consolidated Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated. For purchased call options, the Fund's loss is limited to the amount of the option premium paid.

Premiums received by the Fund upon writing a call option or a put option are recorded in the liability section of the Fund's Consolidated Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When the Fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

The Fund may write or purchase options on exchange traded futures contracts ("futures option") to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A futures option is an option contract in which the underlying instrument is a specific futures contract.

53

At April 30, 2018, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives
(000's omitted)

Derivative Type	Consolidated Statement of Assets and Liabilities Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
OTC swaps	OTC swap contracts, at value(1)	$285	$—	$2,726	$—	$—	$3,011
Futures	Receivable/Payable for variation margin on futures contracts(2)	—	960	164	196	223	1,543
Forward contracts	Receivable for forward foreign currency contracts	—	1,611	—	—	—	1,611
Options purchased	Investments in securities, at value	—	—	117	—	—	117
Total Value—Assets		$285	$2,571	$3,007	$196	$223	$6,282

Liability Derivatives
(000's omitted)

Derivative Type	Consolidated Statement of Assets and Liabilities Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
OTC swaps	OTC swap contracts, at value(1)	$(498)	$—	$(2,347)	$—	$—	$(2,845)
Futures	Receivable/Payable for variation margin on futures contracts(2)	—	—	(10)	(43)	(39)	(92)
Forward contracts	Payable for forward foreign currency contracts	—	(1,836)	—	—	—	(1,836)
Options written	Option contracts written, at value	—	—	(10)	—	—	(10)
Total Value—Liabilities		$(498)	$(1,836)	$(2,367)	$(43)	$(39)	$(4,783)

(1)  "OTC swap contracts" reflects the unrealized appreciation/(depreciation) of the OTC swap contracts plus accrued interest as of April 30, 2018, which is reflected in the Consolidated Statement of Assets and Liabilities under the caption "OTC swap contracts, at value."

(2)  "Futures" reflects the cumulative unrealized appreciation/(depreciation) of futures as of April 30, 2018, which is reflected in the Consolidated Statement of Assets and Liabilities under the caption "Net unrealized appreciation (depreciation) in value of investments." The current day's variation margin as of April 30, 2018, if any, is reflected in the Consolidated Statement of Assets and Liabilities under the caption "Receivable/Payable for variation margin on futures contracts."

54

The impact of the use of these derivative instruments on the Consolidated Statement of Operations during the six months ended April 30, 2018, was as follows:

Realized Gain/(Loss)
(000's omitted)

Derivative Type	Consolidated Statement of Operations Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
Forward contracts	Net realized gain/(loss) on: Settlement of forward foreign currency contracts	$—	$(1,074)	$—	$—	$—	$(1,074)
Futures	Net realized gain /(loss) on: Expiration or closing of futures contracts	—	(466)	221	40	535	330
Options purchased	Net realized gain/(loss) on: Transactions in investment securities of unaffiliated issuers	—	—	(311)	—	—	(311)
Options written	Net realized gain/(loss) on: Expiration or closing of option contracts written	—	—	54	—	—	54
Swaps	Net realized gain/(loss) on: Expiration or closing of swaps contracts	(658)	—	2,355	—	—	$1,697
Total Realized Gain/(Loss)		$(658)	$(1,540)	$2,319	$40	$535	$696

Change in Appreciation/(Depreciation)

Derivative Type	Consolidated Statement of Operations Location	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Commodity Risk	Total
Forward contracts	Change in net unrealized appreciation/(depreciation) in value of: Forward foreign currency contracts	$—	$221	$—	$—	$—	$221
Futures	Change in net unrealized appreciation/(depreciation) in value of: Futures contracts	—	(209)	621	52	(6)	458
Option contracts purchased	Change in net unrealized appreciation/(depreciation) in value of: Investment securities of unaffiliated issuers	—	—	105	—	—	105
Options written	Change in net unrealized	—	—	17	—	—	17
	appreciation/(depreciation) in value of: Option contracts written
Swaps	Change in net unrealized	275	—	(445)	—	—	(170)
	appreciation/(depreciation) in value of: Swap contracts
Total Change in Appreciation/(Depreciation)	$275		$12	$298	$52	$(6)	$631

55

While the Fund may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815.

The Fund discloses both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Fund's derivative assets and liabilities at fair value by type are reported gross in the Consolidated Statement of Assets and Liabilities. The following tables present the Fund's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting or similar agreement and net of the related collateral received by the Fund for assets and pledged by the Fund for liabilities as of April 30, 2018.

Description (000's omitted)	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities
OTC swap contracts	$3,011	$—	$3,011
Forward contracts	1,611	—	1,611
Total	$4,622	$—	$4,622

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities

Counterparty (000's omitted)	Net Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Liabilities Available for Offset	Cash Collateral Received(a)	Net Amount(b)
Societe Generale	$1,231	$(1,231)	$—	$—
JPMorgan Chase Bank, NA	2,083	(1,176)	—	907
Morgan Stanley Capital Services LLC	1,308	(1,308)	—	—
	$4,622	$(3,715)	$—	$907

Description (000's omitted)	Gross Amounts of Recognized Liabilites	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities
OTC swap contracts	$(2,845)	$—	$(2,845)
Forward contracts	(1,836)	—	(1,836)
Total	$(4,681)	$—	$(4,681)

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities

Counterparty (000's omitted)	Net Amounts of Liabilites Presented in the Consolidated Statement of Assets and Liabilities	Assets Available for Offset	Cash Collateral Pledged(a)	Net Amount(c)
Societe Generale	$(1,794)	$1,231	$563	$—
JPMorgan Chase Bank, NA	(1,176)	1,176	—	—
Morgan Stanley Capital Services LLC	(1,711)	1,308	403	—
	$(4,681)	$3,715	$966	$—

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

56

(b)  Net Amount represents amounts subject to loss as of April 30, 2018, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized by the Fund to each counterparty as of April 30, 2018.

14  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

15  Unfunded loan commitments: The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. As of April 30, 2018, the value of unfunded loan commitments was approximately $74,000 pursuant to the following loan agreement.

(000's omitted) Borrower	Principal Amount	Value
Access CIG LLC, Delayed Draw Term Loan, 2.02%, 2/27/2025	$36	$36
Convergint Technologies LLC, Delayed Draw Term Loan, 2/3/2025(a)	22	22
Mavis Tire Express, Delayed Draw 1st Lien Term Loan, 0.15%, 3/15/2025(a)	20	20
Traeger Pellet Grills LLC, Delayed Draw Term Loan 5.00%, 9/21/2024	9	9
Total		$87

(a)  Value determined using significant unobservable inputs.

16  Expense offset arrangement: The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended April 30, 2018, the impact of this arrangement was a reduction of expenses of $1,124.

17  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 1.700% of the first $250 million of the Fund's average daily net assets, 1.675% of the next $250 million, 1.650% of the next $250 million, 1.625% of the next $250 million, 1.600% of the next $500 million, 1.575% of the next $2.5 billion, and 1.550% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended April 30, 2018, the investment management fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 1.69% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Prior to July 1, 2017, the Fund paid Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. Additionally, the Institutional Class of the Fund paid Management an administration fee at the annual rate of 0.09% of its average daily net assets, Class A and Class C of the Fund paid Management an administration fee at the annual rate of 0.20% of its average daily net assets and Class R6 of the Fund paid Management an administration fee at the annual rate of 0.02% of its average daily net assets under this agreement. Effective July 1, 2017, the administration fee is only assessed at the Class level and each share class of the Fund, as applicable, pays Management an annual administration fee equal to the following: 0.15% for Institutional Class; 0.26% for each of, Class A and Class C; and 0.08% for Class R6, each as a percentage of its average daily net assets. This did not result in an increase in the administration fee for any share class. Additionally, Management retains JPMorgan Chase

57

Bank, NA ("JPM") as its sub-administrator under a Sub-Administration Agreement. Management pays JPM a fee for all services received under the agreement.

Management has contractually agreed to waive fees and/or reimburse certain expenses of the Institutional Class, Class A, Class C and Class R6 of the Fund so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class' annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed. Any such repayment must be made within three years after the year in which Management incurred the expense. The expenses of the Subsidiary are included in the total expenses used to calculate the reimbursement, which the Fund has agreed to share with the Subsidiary. For the six months ended April 30, 2018, these Subsidiary expenses amounted to $48,379.

At April 30, 2018, contingent liabilities to Management under the agreements were as follows:

			Expenses Reimbursed in Year Ended, October 31,
			2015	2016	2017	2018
			Subject to Repayment until October 31,
	Contractual Expense Limitation(1)	Expiration	2018	2019	2020	2021
Institutional Class	1.97%	10/31/21	$—	$377,847	$453,077	$276,543
Class A	2.33%	10/31/21	—	89,779	48,418	24,708
Class C	3.08%	10/31/21	—	40,256	33,125	17,347
Class R6	1.90%	10/31/21	—	1,667	1,142	14,531

(1)  Expense limitation per annum of the respective class' average daily net assets.

At April 30, 2018, Management engaged BH-DG Systematic Trading LLP, Cramer Rosenthal McGlynn, LLC, GAMCO Asset Management Inc., Good Hill Partners LP, P/E Global, LLC, Portland Hill Asset Management Limited, Sound Point Capital Management, L.P., and TPH Asset Management, LP as subadvisers of the Fund to provide investment management services. Management compensates the subadvisers out of the investment advisory fees it receives from the Fund.

The Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses.

However, the Distributor receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these respective classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other

58

services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of the Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of the Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the six months ended April 30, 2018, Neuberger Berman, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charges	CDSC	Net Initial Sales Charges	CDSC
Class A	$—	$—	$—	$—
Class C	—	—	—	—

Note C—Securities Transactions:

During the six months ended April 30, 2018, there were purchase and sale transactions of long-term securities (excluding equity swaps, total return swaps, credit default swaps, forward contracts, futures and option contracts) as follows:

(000's omitted)	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Securities Sold Short excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations	Covers on Securities Sold Short excluding U.S. Government and Agency Obligations
	$—	$279,770	$45,372	$—	$355,271	$87,552

During the six months ended April 30, 2018, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended April 30, 2018 and year ended October 31, 2017 was as follows:

	For the Six Months Ended April 30, 2018				For the Year Ended October 31, 2017
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Institutional Class	2,949	—	(8,157)	(5,208)	10,473	—	(30,747)	(20,274)
Class A	390	—	(616)	(226)	423	—	(4,717)	(4,294)
Class C	30	—	(375)	(345)	50	—	(2,485)	(2,435)
Class R6	613	—	(403)	210	1,058	—	(217)	841

59

Other: At April 30, 2018, there were no affiliated investors owning the Fund's outstanding shares.

Note E—Line of Credit:

At April 30, 2018, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. The Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility for the Fund at April 30, 2018.

During the period ended April 30, 2018, the Fund did not utilize the line of credit.

Note F—Recent Accounting Pronouncement:

In March 2017, FASB issued Accounting Standards Update No. 2017-08, "Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"). ASU 2017-08 shortens the amortization period to the earliest call date for certain purchased callable debt securities held at a premium. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact of applying this guidance.

Note G—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

60

Financial Highlights

Absolute Return Multi-Manager Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% per share are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return†d		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Gross Expenses to Average Net Assets (excluding dividend and Interest expense relating to short sales)#	Ratio of Net Expenses to Average Net AssetsØ		Ratio of Net Expenses to Average Net Assets (excluding dividend and Interest expense relating to short sales)Ø		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)
Institutional Class
4/30/2018ß (Unaudited)	$10.77	$0.05	$(0.04)	$0.01	$—	$—	$—	$—	$10.78	0.09	%**	$239.9	2.56%*	2.18%*	2.36	%*	1.97	%*	0.99%*	107	%**	93	%**
10/31/2017ß	$10.18	$0.06	$0.53	$0.59	$—	$—	$—	$—	$10.77	5.80%		$295.7	2.69%	2.09%	2.57	%§	1.97	%§	0.61%	382%		357%
10/31/2016ß	$10.47	$0.02	$(0.18)	$(0.16)	$(0.03)	$(0.10)	$—	$(0.13)	$10.18	(1.57)%		$485.8	2.83%‡	2.02%‡	2.78	%§‡	1.97	%§‡	0.18%‡	485%		474%
10/31/2015	$11.00	$(0.04)	$(0.19)	$(0.23)	$(0.07)	$(0.23)	$—	$(0.30)	$10.47	(2.10)%		$1,343.3	2.71%	1.97%	2.71	%§	1.97	%§	(0.40)%	433%		452%
10/31/2014	$10.86	$(0.01)	$0.22	$0.21	$—	$(0.07)	$—	$(0.07)	$11.00	1.96%		$1,275.3	2.64%	2.13%	0.03%		0.02%		(0.10)%	329%		257%
10/31/2013	$10.00	$(0.08)	$1.00	$0.92	$(0.02)	$(0.04)	$—	$(0.06)	$10.86	9.19%		$324.3	2.89%	2.60%	0.02%		0.02%		(0.74)%	421%		330%
Class A
4/30/2018ß (Unaudited)	$10.65	$0.03	$(0.04)	$(0.01)	$—	$—	$—	$—	$10.64	(0.09	)%**	$18.2	2.97%*	2.58%*	2.71	%*	2.33	%*	0.62%*	107	%**	93	%**
10/31/2017ß	$10.10	$0.02	$0.53	$0.55	$—	$—	$—	$—	$10.65	5.45%		$20.6	3.13%	2.47%	2.99	%§	2.33	%§	0.17%	382%		357%
10/31/2016ß	$10.40	$(0.02)	$(0.18)	$(0.20)	$—	$(0.10)	$—	$(0.10)	$10.10	(1.91)%		$62.9	3.20%‡	2.40%‡	3.13	%§‡	2.33	%§‡	(0.16)%‡	485%		474%
10/31/2015	$10.92	$(0.08)	$(0.18)	$(0.26)	$(0.03)	$(0.23)	$—	$(0.26)	$10.40	(2.47)%		$210.6	3.06%	2.33%	3.06	%§	2.33	%§	(0.71)%	433%		452%
10/31/2014	$10.82	$(0.04)	$0.21	$0.17	$—	$(0.07)	$—	$(0.07)	$10.92	1.60%		$242.2	3.02%	2.49%	2.90%		2.38%		(0.40)%	329%		257%
10/31/2013	$9.99	$(0.12)	$0.99	$0.87	$—	$(0.04)	$—	$(0.04)	$10.82	8.70%		$124.7	3.27%	2.99%	2.62%		2.34%		(1.17)%	421%		330%
Class C
4/30/2018ß (Unaudited)	$10.24	$(0.01)	$(0.04)	$(0.05)	$—	$—	$—	$—	$10.19	(0.49	)%**	$14.3	3.69%*	3.30%*	3.47	%*	3.08	%*	(0.12)%*	107	%**	93	%**
10/31/2017ß	$9.78	$(0.05)	$0.51	$0.46	$—	$—	$—	$—	$10.24	4.70%		$17.9	3.82%	3.21%	3.69	%§	3.08	%§	(0.53)%	382%		357%
10/31/2016ß	$10.15	$(0.09)	$(0.18)	$(0.27)	$—	$(0.10)	$—	$(0.10)	$9.78	(2.66)%		$40.9	3.96%‡	3.15%‡	3.89	%§‡	3.08	%§‡	(0.96)%‡	485%		474%
10/31/2015	$10.72	$(0.16)	$(0.18)	$(0.34)	$—	$(0.23)	$—	$(0.23)	$10.15	(3.21)%		$87.1	3.81%	3.08%	3.81	%§	3.08	%§	(1.48)%	433%		452%
10/31/2014	$10.71	$(0.13)	$0.21	$0.08	$—	$(0.07)	$—	$(0.07)	$10.72	0.77%		$95.3	3.77%	3.26%	3.66%		3.15%		(1.18)%	329%		257%
10/31/2013	$9.95	$(0.21)	$1.01	$0.80	$—	$(0.04)	$—	$(0.04)	$10.71	8.03%		$21.3	4.01%	3.72%	3.38%		3.09%		(1.94)%	421%		330%
Class R6
4/30/2018ß (Unaudited)	$10.77	$0.05	$(0.03)	$0.02	$—	$—	$—	$—	$10.79	0.19	%**	$14.9	2.50%*	2.11%*	2.29	%*	1.90	%*	1.02%*	107	%**	93	%**
10/31/2017ß	$10.17	$0.05	$0.55	$0.60	$—	$—	$—	$—	$10.77	5.90%		$12.7	2.40%	1.93%	2.37	%§	1.90	%§	0.51%	382%		357%
10/31/2016ß	$10.47	$0.04	$(0.21)	$(0.17)	$(0.03)	$(0.10)	$—	$(0.13)	$10.17	(1.58)%		$3.4	2.71%‡	1.92%‡	2.69	%§‡	1.90	%§‡	0.37%‡	485%		474%
10/31/2015	$11.01	$(0.01)	$(0.22)	$(0.23)	$(0.08)	$(0.23)	$—	$(0.31)	$10.47	(2.14)%		$17.4	2.66%	1.90%	2.66	%§	1.90	%§	(0.08)%	433%		452%
Period from 12/31/2013^ to 10/31/2014	$10.99	$0.01	$0.01	$0.02	$—	$—	$—	$—	$11.01	0.18	%**	$32.5	2.56%*	2.08%*	2.46	%*	1.98	%*	0.10%*	329	%ØØ	257	%ØØ

See Notes to Financial Highlights

61

62

Notes to Financial Highlights (Unaudited)

@  Calculated based on the average number of shares outstanding during each fiscal period.

†  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

d  The class action proceeds listed in Note A of the Notes to Consolidated Financial Statements, if any, had no impact on the Fund's total returns for the period ended April 30, 2018.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

**  Not annualized.

*  Annualized.

^  The date investment operations commenced.

ß  Consolidated financial highlights (see Note A in the Notes to Consolidated Financial Statements).

Ø  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had the Fund not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets would have been:

	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales	Including Dividend and Interest Expense Relating to Short Sales		Excluding Dividend and Interest Expense Relating to Short Sales		Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales
	Six Months Ended April 30, 2018		Year Ended October 31, 2017		Year Ended October 31, 2016		Year Ended October 31, 2015		Year Ended October 31, 2014				Year Ended October 31, 2013
Institutional Class	2.36%	1.97%	2.57%	1.97%	2.78%	1.97%	2.71%	1.97%	2.55%		2.04%		2.30%	2.01%
Class A	2.71%	2.33%	2.99%	2.33%	3.13%	2.33%	3.06%	2.33%	2.90%		2.38%		2.63%	2.35%
Class C	3.47%	3.08%	3.69%	3.08%	3.89%	3.08%	3.81%	3.08%	3.66%		3.15%		3.39%	3.10%
Class R6	2.29%	1.90%	2.37%	1.90%	2.69%	1.90%	2.66%	1.90%	2.46	%(1)	1.98	%(1)	—	—

(1)  Period from December 31, 2013 (Commencement of Operations) to October 31, 2014.

ØØ  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2014 for the Fund.

63

Notes to Financial Highlights (Unaudited) (cont'd)

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average daily net assets would have been:

	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales
	Year Ended October 31, 2016		Year Ended October 31, 2015
Institutional Class	2.77%	1.96%	2.64%	1.90%
Class A	3.13%	2.33%	3.02%	2.29%
Class C	3.88%	3.07%	3.75%	3.02%
Class R6	2.68%	1.89%	2.59%	1.83%
64

Directory

Investment Manager and Administrator

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Distributor

Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Advisers

BH-DG Systematic Trading LLP
10 Grosvenor Street
London W1K 4QB, United Kingdom

Cramer Rosenthal McGlynn, LLC
520 Madison Avenue, 20th Floor
New York, NY 10022

GAMCO Asset Management Inc.
One Corporate Center
Rye, NY 10580

Good Hill Partners LP
One Greenwich Office Park
Greenwich, CT 06831

P/E Global, LLC
75 State Street, 31st Floor
Boston, MA 02109

Portland Hill Asset Management Limited
21 Knightsbridge
London SW1X7LY, United Kingdom

Sound Point Capital Management, L.P.
375 Park Avenue
New York, NY 10152

TPH Asset Management, LP
Heritage Plaza
1111 Bagby, Suite 4920
Houston, Texas 77002

Custodian

J.P. Morgan Chase Bank, N.A.
14201 Dallas Parkway
Dallas, TX 75254

Shareholder Servicing Agent(a)

DST Asset Manager Solutions Inc.
30 Dan Road
Canton, MA 02021

For Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas 22nd Floor
New York, NY 10104-0002
Intermediary Client Services 800.366.6264

For Class A, Class C and Class R6 Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

(a)  430 West 7th Street, Suite 21989
Kansas City, MO 64105-1407
Effective 9/1/18

65

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

66

Board Consideration of Additional Sub-Advisory Agreement: BH-DG Systematic Trading LLP

At meetings held on March 29-30, 2017, the Board of Trustees (the "Board"), of Neuberger Berman Alternative Funds (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC (the "Manager") (including its affiliates) ("Independent Trustees") considered and approved a sub-advisory agreement with respect to Neuberger Berman Absolute Return Multi-Manager Fund (the "Fund") between the Manager and BH-DG Systematic Trading LLP ("BH-DG") (the "Sub-Advisory Agreement"), which will be responsible for managing a portion of the assets of the Fund. The Independent Trustees were advised by counsel that is experienced in 1940 Act matters and that is independent of the Manager ("Independent Counsel").

In evaluating the Sub-Advisory Agreement, the Board, including the Independent Trustees, reviewed materials furnished by BH-DG in response to questions submitted by the Manager, the Independent Trustees and Independent Counsel, and met with senior representatives of the Manager regarding BH-DG's personnel, operations, compliance program and financial condition as they relate to the Fund. In addition, the Board, including the Independent Trustees, spoke with representatives of BH-DG regarding its personnel and operations.

The Board noted that the Manager and the Fund had obtained from the SEC an exemptive order that permitted the Manager to add or replace subadvisers to the Fund without a shareholder vote, provided the Independent Trustees approve the new subadviser and certain other steps are taken and that the Manager, pursuant to its agreement with the Fund and related subadviser oversight policies and procedures approved by the Board, is responsible for overseeing BH-DG.

Provided below is a description of the Board's contract approval process and the material factors that the Board considered at its meeting regarding the approval of the Sub-Advisory Agreement and the compensation to be paid thereunder. In connection with its approval of the Sub-Advisory Agreement, the Board evaluated the terms of the Sub-Advisory Agreement, the overall fairness of the Sub-Advisory Agreement to the Fund and whether the Sub-Advisory Agreement was in the best interests of the Fund and Fund shareholders. The Board's determination to approve the Sub-Advisory Agreement was based on a comprehensive consideration of all information provided to the Board. This description is not intended to include all of the factors considered by the Board. In their deliberations, the Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the potential costs and benefits of the Sub-Advisory Agreement to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of BH-DG who would perform services for the Fund. The Board reviewed the performance for accounts managed by BH-DG that were substantially similar in strategy to the strategy BH-DG will use for the Fund, noting that the accounts may not be subject to the same 1940 Act restrictions as the Fund. The Board considered the policies and practices regarding brokerage and allocation of portfolio transactions of BH-DG and noted that the Manager would monitor the quality of the execution services provided by BH-DG.

The Board also considered BH-DG's compliance history, as well as the scope of its compliance program, including the Fund's Chief Compliance Officer's and the Manager's assessment of the program. The Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving BH-DG, and reviewed information regarding its financial condition, history of operations and any conflicts of interest in managing the Fund.

With respect to the overall fairness of the Sub-Advisory Agreement, the Board had previously considered the Fund's fee structure as compared to a peer group of comparable funds provided by an outside consulting firm and any fall-out benefits likely to accrue to the Manager or its affiliates. The Manager indicated that similar comparative information was not available with respect to the amount paid to BH-DG. The Board did, however, consider an estimate of the costs of the services to be provided and estimated profit or loss that would be realized by the Manager as a result of adding BH-DG. The Board also considered the fees BH-DG charges for products with investment objectives, policies and strategies that are similar to those of the Fund. The Board did not give substantial weight to the estimated profitability data from BH-DG because the Board did not view this data as being a key factor to its deliberations given the arm's-length nature of

67

the relationship between the Manager and BH-DG with respect to the negotiation of subadvisory fee rate. To test its assumption of an arm's-length fee rate, the Board requested from the Manager information about any other business relationships it has with BH-DG. In addition, the Board noted that BH-DG may not account for its profits on an account-by-account basis and may employ different methodologies in connection with its calculations. It considered that the Sub-Advisory Agreement will provide for a breakpoint in the fee and, as a general matter, the way in which the breakpoint would factor into the fees paid by the Fund.

Conclusions as to Additional Sub-Advisory Agreement

In approving the Sub-Advisory Agreement, the Board concluded that, in its business judgment, the terms of the Sub-Advisory Agreement are fair and reasonable and that approval of the Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that BH-DG could be expected to provide a high level of service to the Fund; that BH-DG's fees appeared to the Board to be reasonable given the nature, extent and quality of services expected to be provided; and that the expected benefits accruing to BH-DG and its affiliates and the Manager and its affiliates by virtue of their relationship with the Fund were reasonable in light of the expected costs of providing the sub-advisory services and the expected benefits accruing to the Fund.

68

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104–0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus which you can obtain by calling 877.628.2583. An investor should consider carefully a Fund's investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

   N0087 06/18

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Alternative Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Advisers Management Trust’s Form N-CSRS, Investment Company Act file number 811-04255 (filed August 25, 2016).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual reports on Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual reports on Form N-CSR.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s applicable semi-annual report included as Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and

President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13.  Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Advisers Management Trust’s Form N-CSRS, Investment Company Act file number 811-04255 (filed August 25, 2016).

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(a)(4)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Alternative Funds

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: July 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: July 6, 2018

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: July 6, 2018